                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

                                                               File No. 33-40991
                                                               File No. 811-6322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X

         Pre-Effective Amendment No. ___
         Post-Effective Amendment No. 32                                     X

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X

         Amendment No. 32                                                    X


                              DELAWARE POOLED TRUST
               (Exact Name of Registrant as Specified in Charter)
--------------------------------------------------------------------------------

  1818 Market Street, Philadelphia, Pennsylvania              19103
----------------------------------------------------- --------------------------
     (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:              (215) 255-1255

        Eric E. Miller, Esq., 1818 Market Street, Philadelphia, PA 19103
                     (Name and Address of Agent for Service)
--------------------------------------------------------------------------------

Approximate Date of Public Offering:                           February 28, 2000

It is proposed that this filing will become effective:


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 28, 2000 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate:

         [X ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 32 to Registration File No. 33-40991 includes the following:

1.       Facing Page

2.       Contents Page

3.       Part A--Prospectuses

4.       Part B--Statement of Additional Information

5.       Part C--Other Information

6.       Signatures

7.       Exhibits


The Prospectus (Part A) and Statement of Additional Information (Part B) contained in this Registration Statement relates to two registrants: Delaware Pooled Trust and Delaware Group Foundation Funds. However, this Registration Statement contains the Part C and exhibits for Delaware Pooled Trust only. A separate Registration Statement, which incorporates by reference the combined Part A and Part B and includes its own Part C, was filed for Delaware Group Foundation Funds on February 28, 2000.

                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London

                               Delaware REIT Fund

                           Class A * Class B * Class C

                                   Prospectus


                                February 28, 2000


                                Total Return Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of contents

Fund profile                                                      page
Delaware REIT Fund

How we manage the Fund
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund


Who manages the Fund                                              page
Investment manager and sub-adviser
Portfolio managers
Fund administration (Who's who)


About your account                                                page
Investing in the Fund
Choosing a share class
How to reduce your sales charge
How to buy shares
Retirement plans
How to redeem shares
Account minimums
Special services
Dividends, distributions and taxes

Certain management considerations                             page

Financial highlights                                          page

Profile: Delaware REIT Fund

What are the Fund's Goals?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?

Delaware REIT Fund invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities of real estate investment trusts (REITs).

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

[ ]  retain a substantial portion of the properties' cashflow;
[ ]  effectively use capital to expand;
[ ]  have a strong ability to raise rents; and,
[ ]  can create a franchise value for the REIT.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Fund.


Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please turn to page 8.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

   Who should invest in the Fund?
         [ ] Investors seeking a high level of total return.
         [ ] Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
         [ ] Investors looking to diversify their equity holdings by adding exposure to the real estate markets.

    Who should not invest in the Fund?
         [ ] Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

         [ ] Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has the Fund performed?


This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past four calendar years, as well as average annual returns of all shares for the past year and since inception. Beginning November 11, 1997, a 12b-1 fee has been assessed annually. All class returns reflect voluntary expense caps in place during the periods. The returns would be lower without these voluntary caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

Year-by-year total return (Class A)

                    Delaware REIT Fund
1996                      41.81%
1997                      31.34%
1998                     -12.37%
1999                      -2.80%

During the periods illustrated in this bar chart, the Fund's Class A's highest return was 21.32% for the quarter ended December 31, 1996 and its lowest return was -8.94% for the quarter ended September 30, 1998.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the year-by-year total returns above. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

                              Average annual returns for periods ending 12/31/99

CLASS                            B (if            C (if
                 A***            redeemed)*       redeemed)*
                 Inception       Inception        Inception       NAREIT Equity
                 12/6/95         11/11/97         11/11/97        REIT Index**
                 ---------       ----------       ----------      -------------
1 year           -8.38%          -8.22%            -4.51%           -4.62%
Lifetime         11.45%          -6.80%            -5.73%            6.72%

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.


* If shares were not redeemed, the returns for Class B would be -3.58% and -5.73% for the one-year and lifetime periods, respectively. Returns for Class C would be - 3.58% and -5.73% for the one-year and lifetime periods, respectively.

** NAREIT Equity REIT Index return is for Class A lifetime. The Index return for Class B and Class C lifetimes was -9.26%. Maximum sales charges are included in the Fund returns above.

*** Reflects sales charges even for periods before November 11, 1997, the date when the sales charge was added. Historical performance prior to that date has been restated to reflect the charge, but has not been recalculated to reflect the 12b-1 fee which also took effect on that date.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

------------------------------------------------------ --------  -------    ---------
CLASS                                                    A          B         C
------------------------------------------------------ --------  -------    ---------
Maximum sales charge (load) imposed on purchases as      5.75%      none      none
a percentage of offering price
------------------------------------------------------ --------  -------    ---------
Maximum contingent deferred sales charge (load) as a      none(1)     5%(2)     1%(3)
percentage of original purchase price or redemption
price, whichever is lower
------------------------------------------------------ --------  -------    ---------
Maximum sales charge (load) imposed on reinvested         none      none      none
dividends
------------------------------------------------------ --------  -------    ---------
Redemption fees                                           none      none      none
------------------------------------------------------ --------  -------    ---------


Annual fund operating expenses are deducted from the Fund's assets.


------------------------------------------- ------------ ----------- -----------
Management  Fees                                 0.75%        0.75%       0.75%
------------------------------------------- ------------ ----------- -----------
Distribution and service (12b-1) fees            0.25%(4)     1.00%       1.00%
------------------------------------------- ------------ ----------- -----------
Other expenses                                   0.43%        0.43%       0.43%
------------------------------------------- ------------ ----------- -----------
Total operating expenses                         1.43%        2.18%       2.18%
------------------------------------------- ------------ ----------- -----------
Fee waivers and payments (5)                    (0.23%)      (0.23%)     (0.23%)
------------------------------------------- ------------ ----------- -----------
Net expenses                                     1.20%        1.95%       1.95%
------------------------------------------- ------------ ----------- -----------



This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


--------------------------- ------------- ------------- ------------------ --------------- -------------------
 CLASS (7)                      A             B                B                C                 C
                                                          (if redeemed)                       (if redeemed)
--------------------------- ------------- ------------- ------------------ --------------- -------------------
1 year                              $690          $198               $698            $198                $298
--------------------------- ------------- ------------- ------------------ --------------- -------------------
3 years                             $980          $660               $960            $660                $660
--------------------------- ------------- ------------- ------------------ --------------- -------------------
5 years                           $1,291        $1,149             $1,349          $1,149              $1,149
--------------------------- ------------- ------------- ------------------ --------------- -------------------
10 years                          $2,171        $2,305             $2,305          $2,495              $2,495
--------------------------- ------------- ------------- ------------------ --------------- -------------------


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.


(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) Class A Shares are subject to a 12b-1 fee of 0.30% of average daily net assets, but the Board of Trustees has set the fee at 0.25% of average daily net assets.

(5) The investment manager has contracted to waive fees and pay expenses through February 28, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.95% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through ten.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in
Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

---------------------------------------------------       -----------------------------------------------------------------
                                                                          How we use them
      Securities                                                         Delaware REIT Fund
---------------------------------------------------       -----------------------------------------------------------------
Real Estate Investment Trusts: A company, usually         We may invest without limit in shares of REITs.
traded publicly, that manages a portfolio of real
estate to earn profits for shareholders.


REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

---------------------------------------------------       -----------------------------------------------------------------
Real Estate Industry Operating Companies: We              We may invest without limit in REOCs.
consider a REOC to be a company that derives at
least 50% of its gross revenues or net profits from
(1) Ownership, development, construction,
    financing, management or sale of commercial,
    industrial or residential real estate, or
 2) products or services related to the real estate
    industry, such as building supplies or mortgage
    servicing.
---------------------------------------------------       -----------------------------------------------------------------

Foreign securities and American Depositary                The Fund's investments may from time to time include sponsored or
Receipts:                                                 unsponsored American Depositary Receipts that are actively traded
Securities of foreign entities issued directly            in the United States.
or, in the case of American Depositary Receipts,
through a U.S. bank. ADRs represent the bank's            We may invest up to 10% of the Fund's assets in foreign
holdings of a stated number of shares of a foreign        securities.
corporation. An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and sold
the same as U.S. securities.

---------------------------------------------------       -----------------------------------------------------------------

---------------------------------------------------       ------------------------------------------------------------------------

Options and futures: Options represent a right to         If we have stocks that appreciated in price, we may want to
buy or sell a security or group of securities at          protect those gains when we anticipate adverse conditions. We
an agreed upon price at a future date. The                might use options or futures to neutralize the effect of any price
purchaser of an option may or may not choose to           declines, without selling the security. We might also use options or
go through with the transaction.                          future to gain exposure to a particular market segment without purchasing individual securities in that segment.  We might use this approach if we had excess cash that we wanted to invest quickly.
Writing a covered call option on a security
obligates the owner of the security to sell it at
an agree upon price on an agreed upon date                We might use covered call options if we believe that doing so would
(usually no more than nine months in the                  help the Fund to meet its investment objective.
future.)  The owner of the security receives a
premium payment from the purchaser of the call,           Use of these strategies can increase the operating costs of the Fund
but if the security appreciates to a price                and can lead to loss of principal.
greater than the agreed upon selling price, the
fund would lose out on those gains.


Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be
derivative securities.
---------------------------------------------------       ------------------------------------------------------------------------

Repurchase agreements: An agreement between a             Typically, we use repurchase agreements as a short-term investment
buyer, such as the Fund, and a seller of securities       for our cah position. In order to enter into repurchase agreements,
which the seller agrees to buy the securities back        the Fund must have collateral of at least 102% of the repurchase
within a specified time at the same price the buyer       price. Except when we believe a temporary defensive approach is
paid for them, plus an amount equal to an agreed          approprate, the Fund will not hold more than 5% of its total assets
upon interest rate. Repurchase agreements are often       in cash or other short-term investments. All short-term investments
viewed as equivalent to cash.                             will be rated AAA by Standard & Poor's or Aaa by Moody's Investors
                                                          Service or if unrated, be of comparable quality, based on our evaluation. The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities.
---------------------------------------------------       ------------------------------------------------------------------------
Restricted securities: Privately placed                   We may invest in privately placed securities that are eligible for
securities whose resale is restricted under               resale only among certain institutional buyers without registration.
securities law.                                           These are commonly known as Rule 144A Securities. We may invest without limitation in Rule 144A Securities that are deemed to be liquid.
                                                          Illiquid Rule 144A Securities together with other restricted securities are limited to 15% of total Fund assets.

---------------------------------------------------       ------------------------------------------------------------------------
Illiquid securities: Securities that do not have          We may invest up to 15% of net assets in illiquid securities.
a ready market, and cannot be  sold within seven
days at approximately the price that a fund has
valued them.
---------------------------------------------------       ------------------------------------------------------------------------


The Delaware REIT Fund may also invest in convertible securities including enhanced convertible securities as well as, mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities
The Fund may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Borrowing from banks
The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions
In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective.


Purchasing securities on a when-issued or delayed delivery basis
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate enough cash or securities to cover its obligations and will value the designated assets daily.


Portfolio turnover

We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------    ----------------------------------------------------------------------------------
                   Risks                                             How we strive to manage them
---------------------------------------------    ----------------------------------------------------------------------------------

Market risk is the risk that all or a            We maintain a long-term investment approach and focus on securities we believe
majority of the securities in a certain can      appreciate over an extended time frame regardless of interim market
market -- like the stock or bond market --       fluctuations. We do not try to predict overall market movements and generally
will decline in value because of factors         do not trade for short-term purposes.
such as economic conditions, future
expectations or investor confidence.             We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
---------------------------------------------    ----------------------------------------------------------------------------------
Industry and security risk is the risk that      In Delaware REIT Fund we hold a number of different individual securities, seeking
the value of securities in a particular          to manage security risk. However, we do real estate industry. As a consequence,
concentrate industry or the  value of an         the share price of the  Fund may fluctuate in response to factors affecting that
individual stock or bond will decline because    industry, and may fluctuate more widely than a portfolio that invests in a
of changing expectations for the performance     broader range of industries. The Fund may be more susceptible to any single
of that industry or for the individual company   economic, political or regulatory occurrence affecting the real estate industry.
issuing the stock or bond.
---------------------------------------------    ----------------------------------------------------------------------------------
Interest rate risk is the risk that              Delaware REIT Fund is subject to interest rate risk. If the Fund invests in
securities will decrease in value if             real estate investment trusts that hold fixed rate obligations, we would expect
interest rates rise and conversely rise in       the value of those trusts to decrease if interest rates rise and increase if
value when interest rates fall.                  interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs that hold fixed rate obligations. We strive to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those we are considering for purchase.
---------------------------------------------    ----------------------------------------------------------------------------------


---------------------------------------------    ----------------------------------------------------------------------------------
                   Risks                                             How we strive to manage them
---------------------------------------------    ----------------------------------------------------------------------------------
Real estate industry risks include among         Since the Fund invests principally in REITs, it is subject to the risks
others:                                          associated with the real estate industry. We will strive to manage these risks
[ ]  possible declines in the value of real      through careful selection of individual REIT securities; however, investors should
     estate;                                     carefully consider these risks before investing in the Fund.
[ ]  risks related to economic conditions;
[ ]  possible shortage of mortgage funds;
[ ]  overbuilding and extended vacancies;
[ ]  increased competition;
[ ]  changes in property taxes, operating
     expenses or zoning laws;
[ ]  costs of environmental clean-up, or
     damages from natural disasters;
[ ]  limitations or fluctuations in rent
     payments;
[ ]  cashflow fluctuations; and
[ ]  defaults by borrowers.

REITs are also subject to the risk of failing
to qualify for tax-free pass-through of income
under the Internal Revenue Code and/or failing
to qualify for an exemption from registration
as an investment company under the Investment
Company Act of 1940.
---------------------------------------------    ----------------------------------------------------------------------------------

Non-diversified funds Non-diversified            Delaware REIT Fund is a non-diversified fund and subject to this risk.
investment companies have the flexibility to     Nevertheless, we typically hold securities from a variety of different issuers,
invest as much as 50% of their asssets in as     representing different sectors of the real estate industry. We also perform
few as two issuers with no single issuer         extensive analysis on all securities. We are particularly diligent in reviewing
accounting for more than 25% of the              securities that represent a larger percentage of portfolio assets.
portfolio. The remaining 50% of the portfolio
must be diversified so that no more than 5%
of a fund's assets is invested in the
securities of a single issuer. Because a non-
diversified fund may invest its assets in
fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the
fund were fully diversified.
---------------------------------------------    ----------------------------------------------------------------------------------
Foreign risk is the risk that foreign            We may invest up to 10% of the Delaware REIT Fund's total assets in foreign
securities may be adversely affected by          securities; however we typically invest only a small portion of assets in foreign
political instability, changes in currency       securities, so this is not expected to be a major risk to the Fund.
exchange rates, foreign economic conditions
or inadequate regulatory and accounting
standards.
---------------------------------------------    ----------------------------------------------------------------------------------
Liquidity risk is the possibility that           We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price
that the Fund has valued them.

---------------------------------------------    ----------------------------------------------------------------------------------

---------------------------------------------    ----------------------------------------------------------------------------------
                   Risks                                             How we strive to manage them
---------------------------------------------    ----------------------------------------------------------------------------------

Futures and options risks is the                 Delaware REIT Fund may use futures contracts and options on futures contracts,
possibility that a fund may experience a         as well as options on securities for hedging purposes. We limit the amount of
loss if it employs an options or futures the     Fund's assets that may be committed to these strategies. Our obligations
strategy related to a security or a market       related to futures and options transactions will not exceed 20% of the Fund's
index and that security or index moves in        total assets and we will not enter into additional futures contracts or options
the opposite direction from what the             on them if more than 5% of the Fund's assets would be required as margin
manager anticipated. Futures and options         deposits or premiums on the options.
also involve additional expenses, which could
reduce any benefit or increase any loss that
Fund gains from using the strategy.


Options and futures contracts on foreign
currencies, and forward contracts, entail
particular risks related to conditions
affecting the underlying currency.
---------------------------------------------    ----------------------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. Lincoln Investment Management, Inc. is the Fund's sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee equal to 0.52% of the Fund's average daily net assets for the last fiscal year.

Portfolio managers

Christopher S. Beck, Damon J. Andres and Thomas J. Trotman have primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment management experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund at Pitcairn Trust Company for two years. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been on the REIT management team since May 1999.

Damon J. Andres, Vice President/Portfolio Manger, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on the REIT management team since 1998.

[sidebar]
Who's who?
This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.


[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                      Board of  Trustees

Investment manager                    The Fund                     Custodian
Delaware Management Company                                        The Chase Manhattan Bank
One Commerce Square                                                4 Chase Metrotech Center
Philadelphia, PA 19103                                             Brooklyn, NY 11245

Sub-adviser
Lincoln Investment Management, Inc.
200 E. Berry Street
Fort Wayne, IN 46802


Portfolio managers               Service agent                     Distributor
(see page  10 for details)       Delaware Service Company, Inc.    Delaware Distributors, L.P.
                                 1818 Market Street                1818 Market Street
                                 Philadelphia, PA 19103            Philadelphia, PA 19103

                               Financial advisers

                                  Shareholders

Board of trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of a designated portion of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.


Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently no more than 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.


Class A Sales Charges
-------------------------- ---------------------- ----------------------- ----------------------
                               Sales charge              Sales charge       Dealer's commission
                                    as %                   as % of                 as %
   Amount of purchase        of offering price        amount invested        of offering price
------------------------------------------------------------------------------------------------
    Less than $50,000              5.75%                   6.10%                 5.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       $50,000 but                 4.75%                   4.99%                 4.00%
------------------------------------------------------------------------------------------------
      Under $100,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       $100,000 but                3.75%                   3.90%                 3.00%
------------------------------------------------------------------------------------------------
      Under $250,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       $250,000 but                2.50%                   2.56%                 2.00%
------------------------------------------------------------------------------------------------
      Under $500,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       $500,000 but                2.00%                   2.04%                 1.60%
------------------------------------------------------------------------------------------------
     Under $1 million
------------------------------------------------------------------------------------------------


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year unless a specific waiver of the charge applies.

--------------------------- ------------------- ---------------------- -------------------------------

                            Sales charge as %     Sales charge as %       Dealer's commission as %
    Amount of purchase      of offering price    of amount invested          of offering price
--------------------------- ------------------- --------------------- -------------------------------
   $1 million up to $5             none                 none                      1.00%
         million
--------------------------- ------------------- --------------------- -------------------------------
     Next $20 million              none                 none                      0.50%
    up to $25 million
--------------------------- ------------------- --------------------- -------------------------------
 Amount over $25 million           none                 none                      0.25%
--------------------------- ------------------- --------------------- -------------------------------

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances, the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently no more than 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

----------------------------- -------------------------------- --------------------------------------------------------------------
     Program                    How it works                                                 Share class
                                                                     A           B                                  C
----------------------------- -------------------------------- ---------------- ---------------------------------------------------
  Letter of Intent              Through a Letter of Intent            X         Although the Letter of Intent and Rights of
                                you agree to invest a                           Accumulation do not apply to the purchase of
                                certain amount in Delaware                      Class B and C shares, you can combine your
                                Investment Funds (except                        purchase of Class A shares with your purchase of
                                money market funds with no                      B and C shares to fulfill your Letter of Intent
                                sales charge) over a                            or qualify for Rights of Accumulation.
                                13-month period to qualify
                                for reduced front-end
                                sales charges.
----------------------------- -------------------------------- ----------------
  Rights of Accumulation        You can combine your                  X
                                holdings or purchases of
                                all funds in the Delaware
                                Investments family (except
                                money market funds with no
                                sales charge) as well as
                                the holdings and purchases
                                of your spouse and
                                children under 21 to
                                qualify for reduced
                                front-end sales charges.
----------------------------- -------------------------------- ---------------- ------------------------------ --------------------
  Reinvestment of               Up to 12 months after you       For Class A,      For Class B, your              Not available.
  Redeemed Shares               redeem shares, you can          you will not      account will be credited
                                reinvest the proceeds with      have to pay       with the contingent
                                no additional sales charge.     an additional     deferred sales charge
                                                                front-end         you previously paid on
                                                                sales charge.     the amount you are
                                                                                  reinvesting.  Your
                                                                                  schedule for contingent
                                                                                  deferred sales charges
                                                                                  and conversion to Class
                                                                                  A will not start over
                                                                                  again; it will pick up
                                                                                  from the point at which
                                                                                  you redeemed your shares.
----------------------------- -------------------------------- ---------------- ---------------------------------------------------
  SIMPLE IRA, SEP IRA,          These investment plans may            X           There is no reduction in sales charge for Class B
  SARSEP, Prototype             qualify for reduced sales                         and Class C shares for group purchases by
  Profit Sharing,               charges by combining the                          retirement plans.
  Pension, 401(k), SIMPLE       purchases of all members
  401(k), 403(b)(7), and        of the group. Members of
  457 Retirement Plans          these groups may also
                                qualify to purchase shares
                                without a front-end
                                sales charge and a waiver
                                of any contingent deferred
                                sales charges.

----------------------------- -------------------------------- ---------------- ---------------------------------------------------

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]


By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]


Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.


The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value .

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]


By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]


Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.


Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.


Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLineSM On Demand Service
Through our MoneyLineSM On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.


MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations


Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund has taken steps to obtain satisfactory assurances that its major service providers have taken steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio manager and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.


Investments by fund of funds
Delaware REIT Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.


Financial highlights
The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                  Class A Shares                              Class B Shares
                                                                                             Period                        Period
                                                                                             12/6/95(1)                  11/11/97(1)
                                                       Year ended 10/31                       through     Year ended       through
 Delaware REIT Fund                                   1999        1998(2)          1997       10/31/96     10/31/99       10/31/98
                                                   -------        -------       -------       --------     --------       --------
 Net asset value, beginning of period              $12.980        $16.260       $12.490       $10.000       $12.990        $16.230

 Income (loss) from investment operations
 Net investment income (3)                           0.514          1.118         0.616         0.652         0.422          0.914
 Net realized and unrealized gain (loss)
   on investments                                   (0.809)        (2.713)        4.664         1.938        (0.810)        (2.559)
                                                   -------        -------       -------       -------       -------        -------
 Total from investment operations                   (0.295)        (1.595)        5.280         2.590        (0.388)        (1.645)
                                                   -------        -------       -------       -------       -------        -------
 Less dividends and distributions
 Dividends from net investment income               (0.710)        (0.865)       (0.720)       (0.100)       (0.627)        (0.775)
 Distributions from net realized gain on
   investments                                      (0.675)        (0.820)       (0.790)          none       (0.675)        (0.820)
                                                   -------        -------       -------       -------       -------        -------
 Total dividends and distributions                  (1.385)        (1.685)       (1.510)       (0.100)       (1.302)        (1.595)
                                                   -------        -------       -------       -------       -------        -------
 Net asset value, end of period                    $11.300        $12.980       $16.260       $12.490       $11.300        $12.990
                                                   =======        =======       =======       =======       =======        =======
 Total return (4)                                   (2.69%)       (10.98%)        46.50%        26.12%       (3.43%)       (11.31%)

 Ratios and supplemental data
 Net assets, end of period (000 omitted)           $23,975        $13,340       $60,089       $26,468       $13,575        $12,802
 Ratio of expenses to average net assets             1.20%          1.11%         0.82%         0.89%         1.95%          1.86%
 Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                          1.43%          1.27%         0.99%         1.02%         2.18%          2.02%
 Ratio of net investment income to average
   net assets                                        4.18%          4.31%         4.25%         6.70%         3.43%          3.56%
 Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly           3.95%          4.15%         4.08%         6.57%         3.20%          3.40%
 Portfolio turnover                                    48%            51%           58%          109%           48%            51%

[RESTUBBED]


                                                              Class C Shares
                                                                           Period
                                                                          1/11/97(1)
                                                         Year ended        through
 Delaware REIT Fund                                       10/31/99        10/31/98
                                                          --------        --------
 Net asset value, beginning of period                      $12.990         $16.230

 Income (loss) from investment operations
 Net investment income (3)                                   0.422           0.914
 Net realized and unrealized gain (loss)
   on investments                                           (0.810)         (2.559)
 Total from investment operations                           (0.388)         (1.645)

 Less dividends and distributions
 Dividends from net investment income                       (0.627)         (0.775)
 Distributions from net realized gain on
   investments                                              (0.675)         (0.820)
 Total dividends and distributions                          (1.302)         (1.595)
 Net asset value, end of period                            $11.300         $12.990
 Total return (4)                                           (3.43%)        (11.31%)

 Ratios and supplemental data
 Net assets, end of period (000 omitted)                    $3,657          $2,435
 Ratio of expenses to average net assets                     1.95%           1.86%
 Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                  2.18%           2.02%
 Ratio of net investment income to average
   net assets                                                3.43%           3.56%
 Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                   3.20%           3.40%
 Portfolio turnover                                            48%             51%

(1) Date of commencement of operations ; ratios have been annualized but total return has not been annualized.

(2) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the Delaware REIT Fund A Class and became subject to a 0.25% 12B-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (Delaware REIT Fund B Class, Delaware REIT Fund C Class, Delaware REIT Fund Institutional Class and The Real Estate Investment Trust Portfolio Class) were created. Delaware REIT Fund A Class shares representing $54.9 million and $1.8 million were exchnaged by shareholders for Delaware REIT Fund Real Estate Investment Trust Portfolio Class and Delaware REIT Fund Institutional Class shares, respectively.

(3) Per Share information for the year ended October 31, 1999 was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations in effect for the Fund.

How to read the Financial highlights


Net investment income
Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of a fund.


Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]

How to use this glossary

This glossary includes definitions of investment terms used throughout the prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.


Glossary  A


Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.


B-C


Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.




Capital
The amount of money you invest.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.


C-D


Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.


Corporate bond
A debt security issued by a corporation. See Bond.

Cost basis
The original purchase price of an investment, used in determining capital gains and losses.


Currency exchange rates
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.


Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.


E-M


Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.


Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.


Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.


Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.


Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


N-P

NAREIT Equity REIT Index
The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.


NASD Regulation, Inc. (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).


Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.


Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.


Price-to-earnings ratio
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.


P-S


Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Real estate investment trusts (REITs)
A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.



SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.


S-V


Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as equities.




Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[back cover]


Delaware REIT Fund
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549- 0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.


Web site
www.delawareinvestments.com
---------------------------

E-mail
service@delinvest.com

Shareholder Service Center


800.523.1918


Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service


800.362.FUND (800.362.3863)


o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-6322
Delaware REIT Fund Symbols

                                       CUSIP                  NASDAQ
Class A                              246248868                DPREX
Class B                              246248819                DPRBX
Class C                              246248793                DPRCX


                                    DELAWARE
                                   INVESTMENTS
                                   -----------
                              Philadelphia * London




P-__[--]PP2/00

                                    DELAWARE
                                   INVESTMENTS
                              Philadelphia * London



                               Delaware REIT Fund

                               Institutional Class





                                   Prospectus

                                February 28, 2000


                                Total Return Fund




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

[inside front cover]

Table of contents

Fund profile                                                      page
Delaware REIT Fund

How we manage the Fund                                            page
Our investment strategies
The securities we typically invest in
The risks of investing in the Fund

Who manages the Fund                                              page
Investment manager and sub-adviser
Portfolio managers
Fund administration (Who's who)                                   page

About your account                                                page
Investing in the Fund
         How to buy shares
         How to redeem shares
         Account minimum
         Exchanges

Dividends, distributions and taxes

Certain management considerations

Financial highlights                                              page

Profile: Delaware REIT Fund

What are the Fund's Goals?
The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?


Delaware REIT Fund invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities of real estate investment trusts (REITs).


In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:


|X|       retain a substantial portion of the properties' cashflow;

|X|       effectively use capital to expand;

|X|       have a strong ability to raise rents; and,

|X|       can create a franchise value for the REIT.


What are the main risks of investing in the Fund?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment will increase and decrease according to changes in the value of the securities held by the Fund.


Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please turn to page 7.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

   Who should invest in the Fund?
         |_| Investors seeking a high level of total return.
         |_| Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
         |_| Investors looking to diversify their equity holdings by adding exposure to the real estate markets.


    Who should not invest in the Fund?
         |_| Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
         |_| Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

How has Delaware REIT Fund performed?


This bar chart and table can help you evaluate the risks of investing in the Fund. We show returns for the Institutional Class shares for the past two calendar years, as well as average annual returns for the past year and since inception. The Fund's past performance is not necessarily an indication how it will perform in the future. The Class' returns reflect voluntary expense caps in place during the periods. The returns would be lower without these voluntary caps.



          [GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN
                            (INSTITUTIONAL CLASS) ]


Year-by-year total return (Institutional Class)

               Delaware REIT Fund


1998     - 12.09%
1999     -2.57%

During the periods illustrated in this bar chart, the Institutional Class' highest return was 11.96% for the quarter ended June 30, 1999 and its lowest return was -8.93% for the quarter ended September 30, 1998.


Average annual returns for periods ending 12/31/99

                   Institutional       NAREIT Equity
                   Class               REIT Index


1 year             -2.57%             -4.62%
Since inception

(11/11/97)

                   -4.55%             -9.26%


The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

What are Delaware REIT Fund's fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

 ------------------------------------------------------ ----------

 Maximum sales charge (load) imposed on purchases as        none
 a percentage of offering price
 ------------------------------------------------------ ----------
 Maximum contingent deferred sales charge (load) as a       none
 percentage of original purchase price or redemption
 price, whichever is lower
 ------------------------------------------------------ ----------
 Maximum sales charge (load) imposed on reinvested          none
 dividends
 ------------------------------------------------------ ----------
 Redemption fees                                            none
 ------------------------------------------------------ ----------
 Exchange Fees1                                             none
 ------------------------------------------------------ ----------


Annual fund operating expenses are deducted from the Fund's assets.

 ------------------------------------------------------ -----------
 Management fees                                             0.75%
 ------------------------------------------------------ -----------

 Distribution and service (12b-1) fees                       none

 ------------------------------------------------------ -----------
 Other expenses                                              0.43%
 ------------------------------------------------------ -----------
 Total operating expenses                                    1.18%
 ------------------------------------------------------ -----------
 Fee waivers and payments (2)                              (0.23%)
 ------------------------------------------------------ -----------
 Net expenses                                                0.95%
 ------------------------------------------------------ -----------


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 --------------- ------------

 1 year                 $97
 --------------- ------------
 3 years               $352
 --------------- ------------
 5 years               $627
 --------------- ------------
 10 years            $1,411
 --------------- ------------


1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


2 The investment manager has contracted to waive fees and pay expenses through February 28, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses ) from exceeding 0.95% of average daily net assets.

3 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through ten.










How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular fund. The following describes how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of real estate investment trusts (REITs). The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders before the change in the objectives became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well.

Securities                                                  How we use them
----------                                                  ---------------

                                                            Delaware REIT Fund
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts: A company, usually           We may invest without limit in shares of REITs.
traded publicly, that manages a portfolio of real
estate to earn profits for shareholders.


REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through the Fund, a shareholder bears a proportionate share of the expenses of a fund and indirectly shares similar expenses of the REITs.

-----------------------------------------------------------------------------------------------------------------------------------

Real Estate Industry Operating Companies: We                We may invest without limit in REOCs.
consider a REOC to be a company that derives at
least 50% of its gross revenues or net profits
from
(1)      Ownership, development, construction,
         financing, management or sale of
         commercial, industrial or residential
         real estate, or
(2)      products or services related to the real
         estate industry, such as building
         supplies or mortgage servicing.
-----------------------------------------------------------------------------------------------------------------------------------


Foreign securities and American Depositary                  The Fund's investments may from time to time
Receipts:                                                   include sponsored or unsponsored American
                                                            Depositary Receipts that are actively traded in
                                                            the United States.
Securities of foreign entities issued directly or,
in the case of American Depositary Receipts,
through a U.S. bank. ADRs represent the bank's              We may invest up to 10% of the Fund's assets in
holdings of a stated number of shares of a foreign          foreign securities.
corporation . An ADR entitles the holder to all
dividends and capital gains earned by the
underlying foreign shares. ADRs are bought and
sold the same as U.S. securities.


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

Options and futures: Options represent a right to           If we have stocks that appreciated in price, we
buy or sell a security or group of securities at            may want to protect those gains when we anticipate
an agreed upon price at a future date. The                  adverse conditions. We might use options or
purchaser of an option may or may not choose to go          futures to neutralize the effect of any price
through with the transaction.                               declines, without selling the security. We might
                                                            also use options or futures to gain exposure to a
                                                            particular market segment without purchasing
Writing a covered call option on a security                 individual securities in that segment. We might
obligates the owner of the security to sell it at           use this approach if we had excess cash that we
an agreed upon price on an agreed upon date                 wanted to invest quickly.
(usually no more than nine months in the future.)
The owner of the security receives a premium                We might use covered call options if we believe
payment from the purchaser of the call, but if the          that doing so would help the Fund to meet its
security appreciates to a price greater than the            investment objective.
agreed upon selling price, the fund would lose out
on those gains.                                             Use of these strategies can increase the operating
                                                            costs of the Fund and can lead to loss of
                                                            principal.
Futures contracts are agreements for the purchase
or sale of securities at a specified price, on a
specified date. Unlike an option, a futures
contract must be executed unless it is sold before
the settlement date.


Options and futures are generally considered to be derivative securities.

-----------------------------------------------------------------------------------------------------------------------------------

Repurchase agreements: An agreement between a               Typically, we use repurchase agreements as a
buyer, such as the Fund, and a seller of                    short-term investment for our cash position. In
securities in which the seller agrees to buy the            order to enter into repurchase agreements, the
securities back within a specified time at the              Fund must have collateral of at least 102% of the
same price the buyer paid for them, plus an amount          repurchase price. Except when we believe a
equal to an agreed upon interest rate. Repurchase           temporary defensive approach is appropriate, the
agreements are often viewed as equivalent to cash.          Fund will not hold more than 5% of its total
                                                            assets in cash or other short-term investments.
                                                            All short-term investments will be rated AAA by
                                                            Standard & Poor's or Aaa by Moody's Investors
                                                            Service or if unrated, be of comparable quality,
                                                            based on our evaluation. The Fund will only enter
                                                            into repurchase agreements in which the collateral
                                                            is U.S. government securities.

-----------------------------------------------------------------------------------------------------------------------------------

Restricted securities: Privately placed securities          We may invest in privately placed securities that
whose resale is restricted under securities law.            are eligible for resale only among certain
                                                            institutional buyers without registration. These
                                                            are commonly known as Rule 144A Securities. We may
                                                            invest without limitation in Rule 144A Securities
                                                            that are deemed to be liquid. Illiquid Rule 144A
                                                            Securities together with other restricted
                                                            securities are limited to 15% of total Fund
                                                            assets.

-----------------------------------------------------------------------------------------------------------------------------------


Illiquid securities: Securities that do not have a          We may invest up to 15% of net assets in illiquid
ready market, and cannot be sold within seven days          securities.
at approximately the price that a fund has valued
them.

-----------------------------------------------------------------------------------------------------------------------------------


The Delaware REIT Fund may also invest in convertible securities including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information for additional descriptions and risk information on these securities as well as those listed in the table above. You can find additional information about the investments in the Fund's portfolio in the annual or semi-annual shareholder report.

Lending securities

The Fund may lend up to 25% of its assets to qualified dealers and institutional investors for their use in security transactions.

Borrowing from banks

The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. Borrowing money could result in the Fund being unable to meet its investment objective.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in bonds, cash or cash equivalents. These investments may not be consistent with the Fund's investment objective.

Purchasing securities on a when-issued or delayed delivery basis


The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate enough cash or securities to cover its obligations and will value the designated assets daily.


Portfolio turnover

We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware REIT Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

---------------------------------------------------------------------------------------------------------------------------
               Risks                                              How we strive to manage them


Market risk is the risk that all or a majority of           We maintain a long-term investment approach and
the securities in a certain market -- like the              focus on securities we believe can appreciate over
stock or bond market -- will decline in value               an extended time frame regardless of interim
because of factors such as economic conditions,             market fluctuations. We do not try to predict
future expectations or investor confidence.                 overall market movements and generally do not
                                                            trade for short-term purposes.


                                                            We may hold a substantial part of the Fund's
                                                            assets in cash or cash equivalents as a temporary,
                                                            defensive strategy.

---------------------------------------------------------------------------------------------------------------------------

Industry and security risk is the risk that the             In Delaware REIT Fund we hold a number of
value of securities in a particular industry or             different individual securities, seeking to manage
the value of an individual stock or bond will               security risk. However, we do concentrate On the
decline because of changing expectations for the            real estate industry. As a consequence, the share
performance of that industry or for the individual          price of the Fund may fluctuate in response to
company issuing the stock or bond.                          factors affecting that industry, and may fluctuate
                                                            more widely than a portfolio that invests in a
                                                            broader range of industries. The Fund may be more
                                                            susceptible to any single economic, political or
                                                            regulatory occurrence affecting the real estate
                                                            industry.

---------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities              Delaware REIT Fund is subject to interest rate
will decrease in value if interest rates rise and           risk. If the Fund invests in real estate
conversely rise in value when interest rates fall.          investment trusts that hold fixed rate
                                                            obligations, we would expect the value of those
                                                            trusts to decrease if interest rates rise and
                                                            increase if interest rates decline. However, lower
                                                            interest rates also tend to increase the chances
                                                            that a bond will be refinanced, which can hurt the
                                                            returns of REITs that hold fixed rate obligations.
                                                            We strive to manage this risk by monitoring
                                                            interest rates and evaluating their potential
                                                            impact on securities already in the portfolio or
                                                            those we are considering for purchase.



---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
Real estate industry risks include among others:            Since the Fund invests principally in REITs, it is
                                                            subject to the risks associated with the real
|X|  possible declines in the value of real estate;         estate industry. We will strive to manage these
                                                            risks through careful selection of individual REIT
|X|  risks related to economic conditions;                  securities; however, investors should carefully
                                                            consider these risks before investing in the Fund.
|X|  possible shortage of mortgage funds;

|X|  overbuilding and extended vacancies;

|X|  increased competition;

|X| changes in property taxes, operating expenses or zoning laws;

|X| costs of environmental clean-up, or damages from natural disasters;

|X|  limitations or fluctuations in rent payments;

|X|  cashflow fluctuations; and

|X|  defaults by borrowers.

REITs are also subject to the risk of failing to
qualify for tax-free pass-through of income under
the Internal Revenue Code and/or failing to
qualify for an exemption from registration as an
investment company under the Investment Company
Act of 1940.
---------------------------------------------------------------------------------------------------------------------------

Non-diversified funds Non-diversified investment            Delaware REIT Fund is a non-diversified fund and
companies have the flexibility to invest as much            subject to this risk. Nevertheless, we typically
as 50% of their assets in as few as two issuers             hold securities from a variety of different
with no single issuer accounting for more than 25%          issuers, representing different sectors of the
of the portfolio. The remaining 50% of the                  real estate industry. We also perform extensive
portfolio must be diversified so that no more than          analysis on all securities. We are particularly
5% of a fund's assets is invested in the                    diligent in reviewing securities that represent a
securities of a single issuer. Because a                    larger percentage of portfolio assets.
non-diversified fund may invest its assets in
fewer issuers, the value of fund shares may
increase or decrease more rapidly than if the fund
were fully diversified.

---------------------------------------------------------------------------------------------------------------------------
Foreign risk is the risk that foreign securities            We may invest up to 10% of the Delaware REIT
may be adversely affected by political                      Fund's total assets in foreign securities; however
instability, changes in currency exchange rates,            we typically invest only a small portion of assets
foreign economic conditions or inadequate                   in foreign securities, so this is not expected to
regulatory and accounting standards.                        be a major risk to the Fund.
---------------------------------------------------------------------------------------------------------------------------

Liquidity risk is the possibility that securities           We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that the Fund has valued
them.

---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Futures and options risks is the possibility that           Delaware REIT Fund may use futures contracts and
a fund may experience a loss if it employs an               options on futures contracts, as well as options
options or futures strategy related to a security           on securities for hedging purposes. We limit the
or a market index and that security or index moves          amount of the Fund's assets that may be committed
in the opposite direction from what the manager             to these strategies. Our obligations related to
anticipated. Futures and options also involve               futures and options transactions will not exceed
additional expenses, which could reduce any                 20% of the Fund's total assets and we will not
benefit or increase any loss that Fund gains from           enter into additional futures contracts or options
using the strategy.                                         on them if more than 5% of the Fund's assets would
                                                            be required as margin deposits or premiums on the
Options and futures contracts on foreign                    options.
currencies, and forward contracts, entail
particular risks related to conditions affecting
the underlying currency.

---------------------------------------------------------------------------------------------------------------------------

Who manages the Fund

Investment manager and sub-adviser


The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. Lincoln Investment Management, Inc. is the Fund's sub-adviser. As sub-adviser, Lincoln provides Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services regarding the types of securities in which we invest. For their services to the Fund, the manager and sub-adviser were paid an aggregate fee equal to 0.52% of the Fund's average daily net assets for the last fiscal year.


Portfolio managers


Christopher S. Beck, Damon J. Andres, and Thomas J. Trotman have primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.


Christopher S. Beck, Vice President/Senior Portfolio Manager, has 19 years of investment management experience, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund at Pitcairn Trust Company for two years. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been on the REIT management team since May 1999.

Damon J. Andres, Vice President/Portfolio Manger, earned a BS in Business Administration with an emphasis in Finance and

Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on the REIT management team since 1997.

Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on the REIT management team since 1998.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                               Board of Trustees

Investment Manager                          The Fund                   Custodian
Delaware Management Company                                    The Chase Manhattan Bank
One Commerce Square                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                            Brooklyn, NY 11245

Sub-Adviser
Lincoln Investment Management
200 E. Berry Street
Fort Wayne, IN 46802


Portfolio managers                  Service agent                                     Distributor
(see page [ 10] for details)        Delaware Service Company, Inc.              Delaware Distributors, L.P.
                                    1818 Market Street                          1818 Market Street
                                    Philadelphia, PA 19103                      Philadelphia, PA 19103


                                  Shareholders



Board of trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of a designated portion of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.


Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.


Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.


Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Fund

         Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire


Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.


[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange


You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.


[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value .

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail


You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.


[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire


You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.


[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.


When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations


Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund has taken steps to obtain satisfactory assurances that its major service providers have taken steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio manager and investment professionals of the Fund consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.


Investments by fund of funds

Delaware REIT Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Delaware REIT Fund and Foundation Funds as a result of these transactions.

Financial highlights


The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming the reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


-----------------------------------------------------------------------------------------------

                                                                Institutional Class
                                                                                        Period
                                                                                   11/11/97(1)
                                                               Year ended              through
                                                                 10/31/99             10/31/98
                                                                 --------             --------

 Delaware REIT Fund
 Net asset value, beginning of period                             $12.990              $16.230
 Income (loss) from investment operations
 Net investment income (2)                                          0.545                1.134
 Net realized and unrealized  loss on investments                  (0.807)              (2.659)
                                                                  -------              -------
 Total from investment operations                                  (0.262)              (1.525)
                                                                  -------              -------


 Less dividends and distributions
 Dividends from net investment income                              (0.743)              (0.895)
 Distributions from net realized gain on investments               (0.675)              (0.820)
                                                                  -------              -------
 Total dividends and distributions                                 (1.418)              (1.715)
                                                                  -------              -------
 Net asset value, end of period                                   $11.310              $12.990
                                                                  =======              =======
 Total return (3)                                                  (2.42%)             (10.56%)

 Ratios and supplemental data

 Net assets, end of period (000 omitted)                           $1,313               $1,504
 Ratio of expenses to average net assets                             0.95%                0.86%
 Ratio of expenses to average net assets prior to                    1.18%                1.02%
     expense limitation and expenses paid indirectly
 Ratio of net investment income to average net assets                4.43%                4.56%
 Ratio of net investment income to average net assets                4.20%                4.40%
     prior to expense limitation and expenses
     paid indirectly
 Portfolio turnover                                                    48%                  51%


-----------------------------------------------------------------------------------------------


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) Per share information for the year ended October 31, 1999 was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes the reinvestment of distributions at net asset value. Total return reflects expense limitations in effect for the Fund.

How to read the Financial highlights


Net investment income


Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.


Net realized and unrealized gain (loss) on investments

A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return


This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include fee waivers, and assume the shareholder has reinvested all dividends and realized gains.


Net assets


Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of a fund.


Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

[begin glossary]
How to use this glossary

This glossary includes definitions of investment terms used throughout the prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Glossary A-C

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.





Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical rating organization.

Capital

The amount of money you invest.





C-D

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.





Corporate bond


A debt security issued by a corporation. See  Bond.



Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates

The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.





D-I

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.





Financial adviser

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.


M-N


Management fee

The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.





Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT Equity REIT Index

The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.


 NASD Regulation, Inc. (NASD)


A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

Nationally recognized statistical rating organization  (NRSRO)


A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

 N-R


Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock


Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.




Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Real estate investment trusts (REITs)

A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.



Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.


S


Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.





Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."


T-V


Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.





Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

[end glossary]

[back cover]

Delaware REIT Fund


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549- 0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.202.942.8090.


Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Client Services Representative


 800.510.4015


Delaphone Service


 800.362.FUND (800.362.3863)


o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone service.



Registrant's Investment Company Act file number: 811-6322

Delaware REIT Fund Symbols

                                        CUSIP                    NASDAQ
                                        -----                    ------
Institutional Class                   246248777                  DPRSX


                                    DELAWARE
                                   INVESTMENTS
                              ---------------------
                              Philadelphia o London


P-___ [--] PP  2/00

                              DELAWARE POOLED TRUST


                                   Prospectus
                                February 28, 2000


This Prospectus offers 25 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.

EQUITY ORIENTED                                      FIXED-INCOME ORIENTED
The Large-Cap Value Equity Portfolio                 The Intermediate Fixed Income Portfolio
The Core Equity Portfolio                            The Aggregate Fixed Income Portfolio
The Balanced Portfolio                               The High-Yield Bond Portfolio
The Equity Income Portfolio                          The Diversified Core Fixed Income Portfolio
The Select Equity Portfolio                          The Global Fixed Income Portfolio
The Mid-Cap Growth Equity Portfolio                  The International Fixed Income Portfolio
The Mid-Cap Value Equity Portfolio
The Small-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio +
The Real Estate Investment Trust Portfolio II ++     ASSET ALLOCATION
The Global Equity Portfolio                          The Asset Allocation Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio
The All-Cap Growth Equity Portfolio

+ The Real Estate Investment Trust Portfolio offers five classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio class, which commenced operations on November 4, 1997.

++ The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

The Asset Allocation Portfolio is a "fund of funds" which invests primarily in several of the Portfolios of the Fund. It is a series of Delaware Group Foundation Funds (Foundation Funds), which is also a mutual fund. Although The Asset Allocation Portfolio is technically not a Portfolio of the Fund, all references in this Prospectus to "Portfolio" or "the Fund" shall include The Asset Allocation Portfolio, unless otherwise noted.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary: Investments, Risks and Performance

The Large-Cap Value Equity Portfolio                                       Page
The Core Equity Portfolio
The Balanced Portfolio
The Equity Income Portfolio
The Select Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Mid-Cap Value Equity Portfolio
The Small-Cap Value Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolios
The Global Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The International Small-Cap Portfolio
The International Large-Cap Equity Portfolio
The All-Cap Growth Equity Portfolio
The Intermediate Fixed Income Portfolio
The Aggregate Fixed Income Portfolio
The High-Yield Bond Portfolio
The Diversified Core Fixed Income Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio
The Asset Allocation Portfolio

Additional Investment Information

Risk Factors

Management of the Fund
Shareholder Services

How to Purchase Shares
Redemption of Shares
Valuation of Shares

Dividends and Capital Gains Distributions
Taxes

Financial Highlights

Appendix A

Appendix B

Profile: The Large-Cap Value Equity Portfolio


What is the Portfolio's  goal?


     The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests in equity securities of companies which, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index (S&P 500 Index) and which, in the investment adviser's opinion, offer capital gains potential as well. In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time it will invest in sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in large-cap equity securities which include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stock. The Portfolio may hold cash or invest in short-term debt securities or other money market instruments (normally, not more than 5% of its total assets) when, in our opinion, such holdings are prudent given the prevailing market conditions. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).

We seek to invest in high-yielding equity securities and believe that, although capital gains are important, the dividend return component will be a significant portion of the expected total return. We believe that a diversified portfolio of such high-yielding stocks will outperform the market over the long-term, as well as preserve principal in difficult market environments. Companies considered for purchase generally will exhibit the following characteristics at the time of purchase: 1) a dividend yield greater than the prevailing yield of the S&P 500 Index; 2) a price-to-book ratio lower than the average large capitalization company; and 3) a below-market price-to-earnings ratio.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Large-Cap Value Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Large-Cap Value Equity Portfolio. We show how returns for The Large-Cap Value Equity Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception - with average annual returns compared to the performance of the S&P 500 Composite Stock Price Index. The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Large-Cap Value Equity Portfolio) ]

                Year-by-year total return (The Large-Cap Value Equity Portfolio)

       The Large-Cap Value Equity Portfolio


        1993                     19.44%
        1994                      3.42%
        1995                     34.06%
        1996                     20.60%
        1997                     30.53%
        1998                     11.84%
        1999                     -2.06%

During the periods illustrated in this bar chart, The Large-Cap Value Equity Portfolio's highest quarterly return was 14.92% for the quarter ended June 30, 1997 and its lowest quarterly return was -10.87% for the quarter ended
 September 30, 1998.


                              Average annual returns for periods ending 12/31/99


                            The Large-Cap Value Equity            S&P 500
                                    Portfolio              Composite Stock Index

1 year                               -2.06%                       21.00%
5 years                               18.24%                       28.63%
Since inception (2/3/92)              16.03%                      20.21%

What are The Large-Cap Value Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Large-Cap Value Equity Portfolio's assets.


 ------------------------------------------------------ --------------
 Investment advisory fees(1)                            0.55%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                  None
 -----------------------------------------------------------------
 Other expenses(1)                                       0.09%
 -----------------------------------------------------------------
 Total operating expenses(1)                             0.64%
 ------------------------------------------------------ --------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 ----------------------------
 1 year           $65
 ----------------------------
 3 years          $205
 ----------------------------
 5 years          $357
  ----------------------------
10 years         $798
 --------------- ------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Core Equity Portfolio


What are the Portfolio's  goals?


     The Core Equity Portfolio seeks capital appreciation and income. Although the Portfolio will strive to achieve its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objectives by investing primarily in income-producing common stocks, with a focus on common stocks that we believe have the potential for above average dividend increases over time. Under normal circumstances, the Portfolio will generally invest at least 65% of its total assets in dividend paying common stocks.

In selecting stocks for the Portfolio, we will focus primarily on dividend paying common stocks issued by companies with market capitalizations in excess of $100 million but we are not precluded from purchasing shares of companies with market capitalizations of less than $100 million. In seeking stocks with potential for above average dividend increases, we will consider such factors as the historical growth rate of a company's dividends, the frequency of prior dividend increases, the issuing company's potential to generate cash flows and the price/earnings multiple of the stock relative to the market. We will generally avoid stocks that we believe are overvalued and may select stocks with current dividend yields that are lower than the current yield of the S&P 500 Index in exchange for anticipated dividend growth.

While the Portfolio's objectives may best be attained by investing in common stocks, it may also invest in other securities including, but not limited to, convertible and preferred securities, shares or convertible bonds issued by real estate investment trusts (REITs), rights and warrants to purchase common stock and various types of fixed-income securities, such as U.S. government and government agency securities, corporate debt securities, and bank obligations, and may also engage in options and futures transactions. The Portfolio may invest up to 5% of its assets in foreign securities and, without limitation in sponsored and unsponsored ADRs that are actively traded in the U.S.

In addition, in unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. During such temporary periods, the Portfolio may not be able to achieve its investment goals.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Core Equity Portfolio performed?


This bar chart and table can help you evaluate the potential risks of investing in The Core Equity Portfolio. We show returns for The Core Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual return compared to the performance of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. Those 1000 companies represent approximately 92% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Core Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Core Equity Portfolio)]

                                        Total return (The Core Equity Portfolio)

           The Core Equity Portfolio


         1999                   -9.80%

During the period illustrated in this bar chart, The Core Equity Portfolio's highest quarterly return was 9.58% for the quarter ended June 30, 1999 and its lowest quarterly return was -12.31% for the quarter ended September 30, 1999.


                              Average annual returns for periods ending 12/31/99


                                  The Core Equity           Russell 1000
                                     Portfolio                 Index

1 year                                -9.80%                  20.91%
Since inception (9/15/98)              5.38%                  36.37%

What are The Core Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 ------------------------------------------------------ ----------

Annual Portfolio operating expenses are deducted from The Core Equity Portfolio's assets.


 ------------------------------------------------------ ------------
 Investment advisory fees(1)                            0.55%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                  None
 -----------------------------------------------------------------
 Other expenses(1)                                       0.74%
 -----------------------------------------------------------------
 Total operating expenses(1)                             1.29%
 ------------------------------------------------------ ------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 ----------------------------
 1 year           $131
 ----------------------------
 3 years          $409
 ----------------------------
 5 years          $708
 ----------------------------
 10 years         $1,556
 --------------- ------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . Had the amount waived and paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.0%, 0.68% and 0.68%, respectively.


(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Balanced Portfolio

What is the Portfolio's goal?

       The Balanced Portfolio seeks a balance of capital appreciation, income and preservation of capital. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in common stocks of established companies that we believe have the potential for long-term capital appreciation. In addition, the Portfolio invests at least 25% of its assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Portfolios with this mix of stocks and bonds are commonly known as "balanced" portfolios.


We seek capital appreciation by investing primarily in common stocks of companies we believe have:

     o Reasonably priced equity securities with strong, consistent and predictable earnings growth rates.
     o    Strong, capable management teams and competitive products or services.
     o    An attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average weighted maturity of the portfolio will typically be between five and ten years.


We conduct ongoing analysis of the different markets to select an appropriate mix of stocks and bonds for the current economic and investment environment.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Balanced Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

--------------------------------------------------------------------
Maximum sales charge (load) imposed on                         None
purchases as a percentage of offering price
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                         None
reinvested dividends
--------------------------------------------------------------------
Purchase reimbursement fees                                    None

--------------------------------------------------------------------
Redemption reimbursement fees                                  None

--------------------------------------------------------------------
Exchange fees                                                  None
--------------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Balanced Portfolio's assets.


--------------------------------------------------------------------
Investment advisory fees(1)                                   0.55%
--------------------------------------------------------------------
Distribution and service (12b-1) fees                          None
--------------------------------------------------------------------
Other expenses(1/2)                                           0.23%
--------------------------------------------------------------------
Total operating expenses(1)                                   0.78%
--------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


----------------------------------
1 year                    $   80
----------------------------------
3 years                  $   249
----------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.45% and 0.68%, respectively.

(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Equity Income Portfolio

What is the Portfolio's goal?

    The Equity Income Portfolio seeks to provide the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in dividend-paying stocks of large companies that we believe have long-term total return potential. That is, they offer both current income through dividends and capital growth potential through increases in stock prices. Our focus on stocks with high dividend yields is generally considered to be a value-oriented investment approach. Typically, we consider buying a stock when its dividend yield is higher than the average of the unmanaged S&P 500 Composite Stock Price Index. We then consider the financial strength of the company, its management and developments affecting the security, the company or its industry. If the yield on a stock in the portfolio falls below the average of the S&P 500, the Portfolio generally sells that stock.

The Equity Income Portfolio also may invest up to 15% of its net assets in high-yield, higher risk corporate bonds, commonly known as "junk bonds." These bonds involve the risk that the issuing company may be unable to pay interest or repay principal. However, they can offer high income potential, which we believe can make a positive contribution to the Portfolio's performance. We carefully evaluate individual bonds before they are purchased and monitor them carefully while in the Portfolio. We look closely at each company and the characteristics of the bond to judge the ability of the company to pay interest and repay principal.

We conduct ongoing analysis of both the stock and bond markets to determine how much of the Portfolio should be allocated to stocks and how much to high-yield bonds.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by declines in stock and high-yield bond prices, which could be caused by a drop in the stock market, interest rate changes, problems in the economy or poor performance of particular companies or sectors.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Equity Income Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

--------------------------------------------------------------------
Maximum sales charge (load) imposed on                         None
purchases as a percentage of offering price
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                         None
reinvested dividends
--------------------------------------------------------------------
Purchase reimbursement fees                                    None

--------------------------------------------------------------------
Redemption reimbursement fees                                  None

--------------------------------------------------------------------
Exchange fees                                                  None
--------------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Equity Income Portfolio's assets.


--------------------------------------------------------------------
Investment advisory fees(1)                                   0.55%
--------------------------------------------------------------------
Distribution and service (12b-1) fees                          None
--------------------------------------------------------------------
Other expenses(1/2)                                           0.21%
--------------------------------------------------------------------
Total operating expenses(1)                                   0.76%
--------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


----------------------------------
1 year                    $   78
----------------------------------
3 years                   $  243
----------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . If the amount the Manager has committed to waive were deducted, investment advisory feees and total operating expenses are expected to be 0.47% and 0.68%, respectively.

(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Select Equity Portfolio

What is the Portfolio's goal?

       The Select Equity Portfolio seeks to provide maximum long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in exchange-traded equity securities. At any point in time, the Portfolio will hold between 20 and 30 different stocks. The securities we select must pass through three screens. First, we only look at stocks that have already been picked by our portfolio managers for inclusion in other funds in the Delaware Investments Family of Funds. Second, we apply quantitative models which rank these stocks based on a combination of their value, growth and risk characteristics. Third, we perform fundamental analysis on the companies in the top 25% of the ranking to narrow the list down to the 20 to 30 individual securities selected for the Portfolio. When a security which is held by the Portfolio no longer passes these screens, it is generally sold and replaced by a new security that meets our selection criteria. Because the Portfolio will continually purchase and sell securities according to the screening process, and will also purchase or sell securities to maintain an approximately equal weighting for each security, portfolio turnover is expected to be high, perhaps between 200% and 300%.

The Portfolio is "non-diversified," which means that it can invest a much greater portion of its assets in any one company than a "diversified" portfolio (although the Portfolio does intend to be treated as "diversified" for tax purposes). The Portfolio may invest in companies of all sizes, including small capitalization, or "small cap," companies. The Portfolio may be highly concentrated in particular industries or in closely related industries, although in general it will not invest more than 25% of its net assets in any one industry.


What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by declines in stock prices, which could be caused by a drop in the stock market, problems in the economy or poor performance of particular companies or industry sectors. In particular, because of the small number of different stocks held by the Portfolio, the effect of a change in the price of any single stock holding may be magnified. Because the Portfolio may be highly concentrated in particular industries or in closely related industries, the Portfolio may be particularly sensitive to changes in economic conditions in those industries. Because the portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. In addition, high portfolio turnover can result in higher brokerage costs to the Portfolio and in higher net taxable gains for you as an investor.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Select Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

--------------------------------------------------------------------
Maximum sales charge (load) imposed on                         None
purchases as a percentage of offering price
--------------------------------------------------------------------
Maximum sales charge (load) imposed on                         None
reinvested dividends
--------------------------------------------------------------------
Purchase reimbursement fees                                    None

--------------------------------------------------------------------
Redemption reimbursement fees                                  None

--------------------------------------------------------------------
Exchange fees                                                  None
--------------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Select Equity Portfolio's assets.


--------------------------------------------------------------------
Investment advisory fees(1)                                   1.00%
--------------------------------------------------------------------
Distribution and service (12b-1) fees                          None
--------------------------------------------------------------------
Other expenses(1/2)                                           0.66%
--------------------------------------------------------------------
Total operating expenses(1)                                   1.66%
--------------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


----------------------------------
1 year                   $   169
----------------------------------
3 years                  $   523
----------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.54% and 1.20%, respectively.

(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Growth Equity Portfolio


What is the Portfolio's  goal?


     The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to attain its objective by investing in equity securities of medium-sized companies which we believe present, at the time of purchase, significant long-term growth potential. Under normal market conditions, the Portfolio invests at least 65% of its total assets in growth-oriented common stocks of U.S. corporations. For purposes of the Portfolio, we will generally consider medium-sized companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. The Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities for this purpose include, but are not to be limited to, common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. The Portfolio also may purchase preferred stock.

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, the Portfolio may invest in any equity security which, in our judgment, provides the potential for significant capital appreciation.

Although we do not pursue a market timing approach to investing, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Generally, the Portfolio will not hold more than 10% of its total assets in cash or such short-term investments, but, on occasion, may hold as much as 30% of its total assets in cash or such short-term investments. The Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Growth Equity Portfolio performed?


This bar chart and table can help you evaluate the potential risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns for The Mid-Cap Growth Equity Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception - with the average annual returns compared to the performance of the Russell Midcap
Growth Index and Russell 2000 Stock Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Stock Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The indexes are unmanaged and do not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Growth Equity Portfolio) ]

                 Year-by-year total return (The Mid-Cap Growth Equity Portfolio)

        The Mid-Cap Growth Equity Portfolio


           1993                      12.76%
           1994                      -4.01%
           1995                      29.69%
           1996                      13.40%
           1997                      13.00%
           1998                      20.14%
           1999                      66.98%

During the periods illustrated in this bar chart, The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -15.15% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/99


                               The Mid-Cap Growth  Russell  Midcap  Russell
                               Equity Portfolio    Growth Index     2000
                                                                    Growth Index

1 year                         66.98%              51.29%           21.26%
5 years                        27.23%              28.02%           18.99%
Since inception (2/27/92)      17.98%              19.45%           13.43%

What are The Mid-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Mid-Cap Growth Equity Portfolio's assets. The following expense information has been restated to reflect current fees.


 -----------------------------------------------------------------
 Investment advisory fees(1)                              0.75%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                    None
 -----------------------------------------------------------------
 Other expenses(1)                                        0.28%
 -----------------------------------------------------------------
 Total operating expenses(1)                              1.03%
 -----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 -----------------------------
 1 year           $105
 -----------------------------
 3 years          $328
 -----------------------------
 5 years          $569
 -----------------------------
 10 years         $1,259
 -----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.65% and 0.93%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Mid-Cap Value Equity Portfolio


What is the Portfolio's  goal?


     The Mid-Cap Value Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Mid-Cap Value Equity Portfolio seeks to achieve its objective by investing primarily in equity securities of companies which, at the time of purchase, have market capitalizations of between $1 billion and $10 billion and are listed on a national securities exchange or NASDAQ, and which, in our opinion, offer capital gains potential.

In selecting Portfolio securities, we place an emphasis on strong relative performance in falling markets. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts actively traded in the United States. Under normal market conditions, at least 65% of the value of the Portfolio's total assets will be invested in equity securities of companies described above. Equity securities for this purpose include common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, preferred stock, and certain other non-traditional equity securities.

The Portfolio expects to invest in companies in the capitalization range described above, and that have been in existence for at least three years (including the operation of any predecessor company or entity) but which have the potential, in our judgment, to provide long-term total return. The Portfolio may also invest in futures contracts and options on futures contracts subject to certain limitations.

The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will limit its holdings in cash or short-term debt instruments to 5% of its assets.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term total return by investing primarily in mid-cap companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Mid-Cap Value Equity Portfolio performed?


This bar chart and table can help you evaluate the potential risks of investing in The Mid-Cap Value Equity Portfolio. We show how returns for The Mid-Cap Value Equity Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Russell Midcap Value Index and Russell 2500 Value Index. The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index measures the preformance of Russell 2500 with lower price-to-book ratios and lower forecasted growth values. The indexes are unmanaged and do not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Mid-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Mid-Cap Value Equity Portfolio) ]

                  Year-by-year total return (The Mid-Cap Value Equity Portfolio)

    The Mid-Cap Value Equity Portfolio


        1998                 -3.90%
        1999                 -6.76%

During the periods illustrated in this bar chart, The Mid-Cap Value Equity Portfolio's highest quarterly return was 11.69% for the quarter ended June 30, 1999 and its lowest quarterly return was -15.25% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/99

                                  The Mid-Cap Value           Russell  Midcap        Russell 2500
                                  Equity Portfolio            Value Index            Value Index

1 year                            -6.76%                     -0.11%                  1.49%
Since inception (12/29/97)        -5.02%                     2.45%                   -0.46%

What are The Mid-Cap Value Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Mid-Cap Value Equity Portfolio's assets.


 -----------------------------------------------------------------
 Investment advisory fees(1)                             0.75%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                   None
 -----------------------------------------------------------------
 Other expenses(1)                                       0.46%
 -----------------------------------------------------------------
 Total operating expenses(1)                             1.21%
 -----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 ------------------------------
 1 year           $123
 ------------------------------
 3 years          $384
 ------------------------------
 5 years          $665
 ------------------------------
 10 years         $1,466
 ------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.43% and 0.89%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Value Equity Portfolio


What is the Portfolio's  goal?


     The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in equity securities of small capitalization companies which, at the time of purchase, generally have market capitalizations of between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The Portfolio will purchase securities that we believe are undervalued relative to the asset value of long-term earnings power of the companies concerned. The Portfolio invests primarily in equity securities of U.S. companies, although from time to time the Portfolio will include sponsored or unsponsored American Depositary Receipts that are actively traded in the United States. Under normal market conditions, the Portfolio intends to invest at least 65% of its net assets in equity securities issued by small-cap companies. Equity securities for this purpose, include, among others, common stock, securities convertible into common stock, warrants and preferred stock.

The Portfolio may invest up to 25% of its net assets in equity securities of foreign companies. The Portfolio also may invest up to 25% of its net assets in fixed-income securities and convertible securities rated below Baa by Moody's or BBB by S&P when we believe that capital appreciation is likely. High-yield, high risk securities are also known as "junk bonds." The Portfolio also may use option strategies.

For temporary defensive purposes, the Portfolio may invest in fixed-income obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as money market instruments and corporate bonds rated A or above by Moody's or S&P.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Because the Portfolio may invest up to 25% of its net assets in foreign securities, the Portfolio may be adversely affected by changes in currency rates and exchange control regulations, and may incur costs in connection with currency exchange rates. Investing in high-yield, high risk debt securities entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in higher rated debt securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Small-Cap Value Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Small-Cap Value Equity Portfolio's assets.


 -----------------------------------------------------------------
 Investment advisory fees(1)                              0.75%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                    None
 -----------------------------------------------------------------
 Other  expenses(1)                                       0.49%
 -----------------------------------------------------------------
 Total operating expenses(1)                              1.24%
 -----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

 ----------------------------
 1 year            $126
 ----------------------------
 3 years           $393
 ----------------------------
 5 years           $681
 ----------------------------
 10 years        $1,500
 ----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.40% and 0.89%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Small-Cap Growth Equity Portfolio


What is the Portfolio's  goal?


     The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth, and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ. The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest substantially all, and under normal conditions not less than 65%, of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection. In addition, under normal market conditions, no more than 35% of the Portfolio's total assets may be invested in debt securities of corporate and governmental issues.

The Portfolio will invest in equity securities of companies that we believe are undervalued and to have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earning ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

At no time will the investments of the Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's assets. The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations.


What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-cap companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities.


An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Small-Cap Growth Equity Portfolio performed?


This bar chart and table can help you evaluate the potential risks of investing in The Small-Cap Growth Equity Portfolio. We show returns for The Small-Cap Growth Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception--with the average annual return compared to the performance of the Russell 2000 Growth Index and Russell 2000 Stock Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Stock Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The indexes are unmanaged and do not include the actual costs of buying, selling and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN (The Small-Cap Growth Equity Portfolio)]

                            Total return (The Small-Cap Growth Equity Portfolio)

     The Small-Cap Growth Equity Portfolio


         1999                   60.53%

During the period illustrated in this bar chart, The Small-Cap Growth Equity Portfolio `s highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was 0.62% for the quarter ended March 31, 1999.


                              Average annual returns for periods ending 12/31/99


                                   The Small-Cap    Russell 2000    Russell 2000
                                   Growth Equity    Growth Index     Stock Index
                                     Portfolio

1 year                                 60.53%         43.09%          21.26%
Since inception (9/15/98)              79.97%         57.84%          31.66%

What are The Small-Cap Growth Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Small-Cap Growth Equity Portfolio's assets.


 -----------------------------------------------------------------
 Investment advisory fees(1)                             0.75%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                  None
 -----------------------------------------------------------------
 Other expenses(1)                                       0.44%
 -----------------------------------------------------------------
 Total operating expenses(1)                             1.19%
 -----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 -------------------------------
 1 year           $121
 -------------------------------
 3 years          $378
 -------------------------------
 5 years          $654
 -------------------------------
 10 years         $1,443
 -------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.45% and 0.89%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Real Estate Investment Trust Portfolio and The Real Estate
         Investment Trust Portfolio II
         --------------------------------------------------------------


What are each Portfolio's  goals?


     Each Portfolio seeks maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

What are each Portfolio's main investment strategies? Each Portfolio invests in securities of companies principally engaged in the real estate industry. Under normal circumstances, at least 65% of each Portfolio's total assets will be invested in equity securities of real estate investment trusts (REITs). The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolios' investments may affect a larger portion of its overall assets and subject the Portfolios to greater risks.


Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code of 1986, as amended. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940. By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors - Real Estate Industry Risk" and "Additional Investment Information - Real Estate Investment Trusts (REITs)."


Each Portfolio also invests in equity securities of other real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities for this purpose include common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. However, these activities will not be entered into for speculative purposes, but rather to facilitate the ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All these short-term investments will be of the highest quality as determined by a nationally-recognized statistical rating organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.


What are the main risks of investing in each Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share prices and yields will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to special risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations. By investing in REITs indirectly through either Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.


An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are an appropriate investment for you.

How has The Real Estate Investment Trust Portfolio performed?


This bar chart and table can help you evaluate the potential risks of investing in The Real Estate Investment Trust Portfolio. We show how returns for The Real Estate Investment Trust Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception -- with average annual total return compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and doesn't include the actual costs of buying, selling, and holding securities. The Real Estate Investment Trust Portfolio class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Real Estate Investment Trust Portfolio. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio) ]

          Year-by-year total return (The Real Estate Investment Trust Portfolio)

        The Real Estate Investment Trust Portfolio


            1996                         41.81%
            1997                         31.34%
            1998                        -12.09%
            1999                         -2.57%

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio's highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.93% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/99

                                    The Real Estate
                                    Investment Trust         NAREIT Equity REIT
                                       Portfolio                    Index


1 year                                   -2.57%                    -4.62%
Since 12/6/95                            13.24%                     6.72%

What are The Real Estate Investment Trust Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio's assets.


 -----------------------------------------------------------------
 Investment advisory  fees                              0.75%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                  None
 -----------------------------------------------------------------
 Other  expenses                                        0.43%
 -----------------------------------------------------------------
 Total operating  expenses                              1.18%
 -----------------------------------------------------------------
 Fee waivers and payments(1)                           (0.23%)
 -----------------------------------------------------------------
 Net expenses                                           0.95%
 -----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 -------------------------------
 1 year                    $97
 -------------------------------
 3 years                  $352
 -------------------------------
 5 years                  $627
 -------------------------------
 10 years               $1,411
 -------------------------------

(1) Delaware Management Company has contracted to waive fees and pay expenses through February 28, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.95% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through ten.

How has The Real Estate Investment Trust Portfolio II performed?


This bar chart and table can help you evaluate the potential risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns for The Real Estate Investment Trust Portfolio II have varied over the past two calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)]

       Year-by-year total return (The Real Estate Investment Trust Portfolio II)

    The Real Estate Investment Trust Portfolio II


           1998                      -12.97%
           1999                       -1.89%

During the periods illustrated in this bar chart, The Real Estate Investment Trust Portfolio II's highest quarterly return was 12.91% for the quarter ended June 30, 1999 and its lowest quarterly return was -9.37% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/99

                                       The Real Estate
                                      Investment Trust        NAREIT Equity
                                        Portfolio II           REIT Index


1 year                                    -1.89%                 -4.62%
Since inception (11/4/97)                 -5.38%                 -9.62%

What are The Real Estate Investment Trust Portfolio II's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees                            None

 -----------------------------------------------------------------
 Redemption reimbursement fees                          None

 -----------------------------------------------------------------
 Exchange fees                                          None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Real Estate Investment Trust Portfolio II's assets.


 -----------------------------------------------------------------
 Investment advisory fees(1)                              0.75%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                    None
 -----------------------------------------------------------------
 Other expenses(1)                                        0.73%
 -----------------------------------------------------------------
 Total operating expenses(1)                              1.48%
 -----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 -----------------------------
 1 year           $151
 -----------------------------
 3 years          $468
 -----------------------------
 5 years          $808
 -----------------------------
 10 years         $1,768
 -----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.13% and 0.86%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Equity Portfolio


What is the Portfolio's  goal?


     The Global Equity Portfolio seeks long-term growth without undue risk to principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Such securities will normally, in our opinion, be undervalued at the time of purchase based on our fundamental analysis. Investments will be mainly in marketable securities of companies located in developed markets.

The Portfolio will invest in securities traded in equity markets and currencies that we believe offer the best relative values within the global investment universe. Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro) or may invest in short-term debt securities or other money market instruments, as described below.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In a global portfolio, currency return can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.


Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities. Because of these special risks, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of securities denominated in a particular currency.

The Portfolio may invest of up to 35% of its assets in fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity or short-term investments. The fixed-income securities in which the Portfolio may invest include U.S. dollar or foreign currency-denominated government, government agency or corporate bonds and bonds of supranational organizations. A supranational organization is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The World Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank, among others. In addition, for temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments issued by foreign governments, their agencies, instrumentalities or political subdivisions, the U.S. government, its agencies or instrumentalities, which are backed by the full faith and credit of the U.S. government, or issued by foreign or U.S. companies and certain short-term instruments. In taking such temporary defensive positions, the Portfolio may not be able to achieve its investment objective. The Portfolio may also invest in the securities listed above pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Equity Portfolio performed?


This bar chart and table can help you evaluate the potential risks of investing in The Global Equity Portfolio. We show how returns for The Global Equity Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception -- with average annual returns compared to the performance of the Morgan Stanley Capital International World Stock Index. The Morgan Stanley Capital International World Stock Index is an international index that includes stocks traded in Europe, Australia, the Far East, plus the U.S., and Canada, and South Africa, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Global Equity Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Equity Portfolio)]


                         Year-by-year total return (The Global Equity Portfolio)

    The Global Equity Portfolio


      1998              11.15%
      1999               5.34%

During the periods illustrated in this bar chart, The Global Equity Portfolio's highest quarterly return was 12.51% for the quarter ended December 31, 1998 and its lowest quarterly return was -10.57% for the quarter ended September 30, 1998.


                              Average annual returns for periods ending 12/31/99

                                    The Global Equity     Morgan Stanley Capital
                                        Portfolio           International World
                                                                Stock Index


1 year                                      5.34%                  24.95%
Since inception (10/15/97)                  6.70%                  24.21%

What are The Global Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases as    None
 a percentage of offering price
 -----------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested      None
 dividends

 -----------------------------------------------------------------
 Purchase reimbursement fees(1)                         0.40%
 -----------------------------------------------------------------
 Redemption reimbursement fees(1)                       0.30%
 -----------------------------------------------------------------
 Exchange fees                                          None
 -----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Global Equity Portfolio's assets.

 -----------------------------------------------------------------
 Investment advisory fees(2)                            0.75%
 -----------------------------------------------------------------
 Distribution and service (12b-1) fees                  None


 -----------------------------------------------------------------
 Other expenses(2)                                      1.14%
 -----------------------------------------------------------------
 Total operating expenses(2)                            1.89%
 -----------------------------------------------------------------


This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.
(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


 ----------------------------------------------------------
                 Assumes             Assumes no
                 redemption(4)       redemption
 ----------------------------------------------------------
 1 year          $262                $231
 ----------------------------------------------------------
 3 years         $664                $632
 ----------------------------------------------------------
 5 years         $1,092              $1,057
 ----------------------------------------------------------
 10 years        $2,283              $2,243
 ----------------------------------------------------------


(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The Global Equity Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.

(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap . Had the amount waived and paid been deducted, investment advisory fees, other expenses and total operating expenses would have been 0.0%, 0.96% and 0.96%, respectively.

(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(4)  Current reimbursement fees described in footnote 1 apply.

Profile: The International Equity Portfolio


What is the Portfolio's  goal?


     The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Equity securities in which the Portfolio may invest include, among others, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock and bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The International Equity Portfolio. We show how returns for The International Equity Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception-- with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Stock Index. The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on 21 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Equity Portfolio)]

                  Year-by-year total return (The International Equity Portfolio)

   The International Equity Portfolio

        1993                29.72%
        1994                 3.59%
        1995                13.02%
        1996                20.35%
        1997                 5.13%
        1998                10.01%
        1999                17.41%

During the periods illustrated in this bar chart, The International Equity Portfolio's highest quarterly return was 13.70% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.33% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/99

                                                          Morgan Stanley Capital
                              The International Equity      International EAFE
                                      Portfolio                Stock Index

1 year                                 17.41%                    26.97%
5 years                                13.05%                    12.81%
Since inception (2/4/92)               12.12%                    11.99%

What are The International Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as     None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested       None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                             None
-----------------------------------------------------------------
Redemption reimbursement fees                           None
-----------------------------------------------------------------
Exchange fees                                           None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Equity Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                             0.75%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                   None
-----------------------------------------------------------------
Other expenses(1)                                       0.14%
-----------------------------------------------------------------
Total operating expenses(1)                             0.89%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------
1 year              $91
------------------------------
3 years            $284
------------------------------
5 years            $493
------------------------------
10 years         $1,096
------------------------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Labor Select International Equity Portfolio

What is the Portfolio's goal?

     The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio, under normal market conditions, will invest at least 65% of its total assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities in which the Portfolio may invest include common stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. When taking a temporary defensive position the Portfolio may not be able to attain its investment objective.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in the EAFE Index include Japan, the United Kingdom, Germany, France and The Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investment and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Labor Select International Equity Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Labor Select International Equity Portfolio. We show how returns for The Labor Select International Equity Portfolio have varied over the past four calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE Stock Index. The Morgan Stanley Capital International EAFE Stock Index is an international index including stocks traded on 21 exchanges in Europe, Australia and the Far East, weighted by capitalization. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)]

     Year-by-year total return (The Labor Select International Equity Portfolio)

      The Labor Select International Equity Portfolio

            1996                         22.08%
            1997                         10.83%
            1998                         11.90%
            1999                         10.56%
During the periods illustrated in this bar chart, The Labor Select International Equity Portfolio's highest quarterly return was 13.01% for the quarter ended December 31, 1998 and its lowest quarterly return was -12.04% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/99

                                    The Labor Select      Morgan Stanley Capital
                                  International Equity      International EAFE
                                        Portfolio              Stock Index

1 year                                        10.56%              26.97%
Since inception (12/19/95)                    14.34%              13.22%

What are The Labor Select International Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Labor Select International Equity Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.75%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1)                                      0.08%
-----------------------------------------------------------------
Total operating expenses(1)                            0.83%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year              $85
----------------------------
3 years            $265
----------------------------
5 years            $460
----------------------------
10 years         $1,025
----------------------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.

Profile: The Emerging Markets Portfolio

What is the Portfolio's goal?

     The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Emerging Markets Portfolio is an international fund. The Portfolio, under normal market conditions, will invest at least 65% of its assets in equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different emerging countries. The Portfolio will attempt to achieve its objective by investing in a broad range of equity securities, including common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants issued by companies located or operating in emerging countries. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

The Portfolio considers an "emerging country" to be any country which is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Free Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

Currently, investing in many emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Columbia, Croatia, The Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (i) its principal securities trading market is an emerging country, as defined above; (ii) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality debt instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Emerging Markets Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Emerging Markets Portfolio. We show how returns for The Emerging Markets Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Equity Index. The Morgan Stanley Capital International Emerging Markets Free Equity Index is a U.S. dollar dominated index comprised of stocks of countries with below average per capita GDP as defined by the World Bank, foreign ownership restrictions, a tax regulatory environment, and greater perceived market risk than in developed countries. Within this index, MSCI aims to capture an aggregate of 60% of local market capitalization. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Emerging Markets Portfolio)]

                      Year-by-year total return (The Emerging Markets Portfolio)

    The Emerging Markets Portfolio

       1998               -34.88%
       1999                62.01%

During the periods illustrated in this bar chart, The Emerging Markets Portfolio's highest quarterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.

                              Average annual returns for periods ending 12/31/99


                                                            Morgan Stanley
                                                         Capital International
                                  The Emerging             Emerging Markets
                                Markets Portfolio         Free Equity Index

1 year                               62.01%                     66.42%
Since inception (4/14/97)            -1.93%                      0.41%

What are The Emerging Markets Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees(1)                         0.75%
-----------------------------------------------------------------
Redemption reimbursement fees(1)                       0.75%
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Emerging Markets Portfolio's assets. The following expense information has been restated to reflect current fees.

-----------------------------------------------------------------
Investment advisory fees(2)                            1.00%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(2)                                      0.27%
-----------------------------------------------------------------
Total operating expenses(2)                            1.27%
------------------------------------------------------ ------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------------------------------------
                Assumes            Assumes no
                redemption(4)      redemption
----------------------------------------------------------
1 year            $281               $203
----------------------------------------------------------
3 years           $558               $475
----------------------------------------------------------
5 years           $856               $767
----------------------------------------------------------
10 years        $1,705             $1,597
----------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show.
(4) Current reimbursement fees described in footnote 1 apply.

Profile:  The International Small-Cap Portfolio

What is the Portfolio's goal?

       The International Small-Cap Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in equity securities of companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. The current market capitalization of the companies in which the Portfolio intends to focus its investments will generally be $2.5 billion or less (at the time of purchase).

By focusing on smaller, non-U.S. companies, we try to identify equity securities of companies that we believe are responsive to changes within their markets and have the potential for strong real earnings and dividend growth. We will look for changing and dominant trends within the relevant markets and purchase securities of companies that we believe will benefit from these trends. In addition, we will consider the financial strength of a company or its industry. We may invest in smaller capitalization companies that are temporarily out of favor or overlooked by securities analysts and whose value, therefore, may not be fully recognized by the market.

The equity securities in which the Portfolio will primarily invest include common stocks and sponsored or unsponsored Depositary Receipts, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks. Depositary Receipts are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Portfolio will invest primarily in the securities of foreign companies.

In selecting investments for the Portfolio, we use a dividend discount analysis across country boundaries and a purchasing power parity approach to identify currencies and markets that are overvalued or undervalued relative to the U.S. dollar. We use the dividend discount analysis to compare the value of different investments by looking at future anticipated dividends and discounting the value of those dividends back to what they would be worth if they were being paid today. With a purchasing power parity approach, we determine the amount of goods and services that a dollar will buy in the United States and compare that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued. Conversely, when the dollar buys more, the foreign currency may be undervalued.

While the Portfolio may purchase securities in any foreign country, developed and developing, or emerging market countries, it is currently anticipated that the countries in which the Portfolio is more likely to invest will include Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland, and the United Kingdom. Emerging market countries are also permitted, such as, Argentina, Brazil, Chile, Egypt, Greece, India, Indonesia, Korea, Peru, the Philippines, South Africa, Taiwan, Thailand and Turkey but are not likely to be a major focus at this time. These lists are representative, and we may invest in additional countries from time to time.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock, and certain other non-traditional equity securities.

The Portfolio may invest up to 15% of its net assets in fixed-income securities, some or all of which may be high-yield, high risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment adviser to be of equivalent quality, and which present special investment risks. Convertible bonds are treated as equity securities and are not subject to the 15% limit.

For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high quality U.S. and foreign governmental and corporate debt instruments. The Portfolio may also hold these securities pending investment of proceeds from new sales of Portfolio shares and to maintain sufficient cash to meet redemption requests.

What are the main risks of investing in the Portfolio?

Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be adversely affected by declines in stock and bond prices, which can be caused by a drop in the stock or bond market, an adverse change in interest rates, or poor performance in specific geographic regions, industries or companies. Because the Portfolio seeks long-term capital appreciation by investing primarily in international small-capitalization companies, its investments are likely to involve a higher degree of liquidity and price volatility than larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks, including those related to currency fluctuations, as well as to political, economic and social situations different from and potentially more volatile than those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. The Portfolio may invest up to 15% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The International Small-Cap Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees(1)                         0.55%
-----------------------------------------------------------------
Redemption reimbursement fees(1)                       0.45%
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Small-Cap Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(2)                            1.00%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(2/3)                                    0.28%
-----------------------------------------------------------------
Total operating expenses(2)                            1.28%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------------------------------------
                Assumes              Assumes no
                redemption(5)        redemption
----------------------------------------------------------
1 year          $231                 $185
----------------------------------------------------------
3 years         $509                 $459
----------------------------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Small-Cap Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.20% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.92% and 1.20%, respectively.
(3) Other expenses are based on estimates for the current fiscal year.
(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(5) Current reimbursement fees described in footnote 1 apply.

Profile: The International Large-Cap Equity Portfolio

What is the Portfolio's  goal?

     The International Large-Cap Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in large-cap equity securities of companies organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries outside the United States, and which, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries. For purposes of this Portfolio, large capitalization stocks will be defined to mean those whose issuers have a market capitalization of $5 billion or more (at the time of purchase).

Equity securities in which the Portfolio may invest include, but are not limited to, common stocks, securities convertible into common stock and securities having common stock characteristics, such as rights and warrants to purchase common stocks. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate or during temporary periods of portfolio repositioning, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments. During such periods, the Portfolio may not be able to attain its investment objective.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustments on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency return can also be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates which may reduce or eliminate any gains produced by investments and exchange control regulations and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The International Large-Cap Equity Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees(1)                         0.45%
-----------------------------------------------------------------
Redemption reimbursement fees(1)                       0.35%
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Large-Cap Equity Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(2)                            0.75%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(2/3)                                    0.23%
-----------------------------------------------------------------
Total operating expenses(2)                            0.98%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                Assumes     Assumes no
             Redemption(5)  Redemption
-----------------------------------------
1 year       $181           $145
-----------------------------------------
3 years      $395           $356
-----------------------------------------

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the purchase reimbursement fee, investors in The International Large-Cap Equity Portfolio, with the concurrence of the investment adviser, may elect to invest by a contribution of securities or follow procedures that would have the same economic effect as such a contribution.
(2) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.96% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manger has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.73% and 0.96%, respectively.
(3) Other expenses are based on estimates for the current fiscal year.
(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 2.
(5) Current reimbursement fees described in footnote 1 apply.

Profile:  The All-Cap Growth Equity Portfolio

What is the Portfolio's goal?

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? We invest primarily in common stocks of companies that we believe have the potential for high earnings growth based on our analysis of their historic or projected earnings growth rate, price-to-earnings ratio and cash flows. We consider companies of any size, but generally larger than $300 million in market capitalization. We look for companies that are undervalued, but still have the potential for high earnings growth.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience high earnings growth. The companies we choose for the Portfolio typically exhibit one or more of the following characteristics:

o a history of high growth in earnings-per-share;
o projections for high future growth or acceleration in earnings-per-share;
o a price-to-earnings ratio that is low relative to other stocks; or
o discounted cash flows that are high relative to other stocks.

Once we identify stocks that have these characteristics, we further evaluate the company. We look at the capability of the management team, the strength of the company's position within its industry, whether its internal structure can support continued growth, how high the company's return on equity is, how much of the company's profits are reinvested into the company to fuel additional growth, and how stringent the company's financial and accounting policies are.

All of these give us insight into the outlook for the company, helping us to identify companies poised for high earnings growth. We believe that this high earnings growth, if it occurs, would result in price appreciation for the company's stock.

We maintain a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. This Portfolio will be affected by declines in stock prices. The Portfolio may be subject to greater investment risk than assumed by other funds because the companies the Portfolio invests in are subject to greater changes in earnings and business prospects than companies with more established earnings patterns.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The All-Cap Growth Equity Portfolio's fees and expenses?

Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The All-Cap Growth Equity Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.75%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1/2)                                    0.56%
-----------------------------------------------------------------
Total operating expenses(1)                            1.31%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------------
1 year           $133
------------------------------------
3 years          $415
------------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total operating expenses are expected to be 0.33% and 0.89%, respectively.
(2) Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Intermediate Fixed Income Portfolio

What is the Portfolio's  goal?

     The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Government/Corporate Intermediate Bond Index.

The Portfolio seeks maximum long-term total return by investing in debt securities having an average effective maturity (that is, the market value weighted average time to repayment of principal) between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Intermediate Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Intermediate Fixed Income Portfolio. We show how returns for The Intermediate Fixed Income Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Lehman Brothers Government/Corporate Intermediate Bond Index. The Lehman Brothers Government/Corporate Intermediate Bond Index is an index composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better, with at least one year to maturity and at least $25 million par outstanding. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Intermediate Fixed Income Portfolio)]

             Year-by-year total return (The Intermediate Fixed Income Portfolio)

     The Intermediate Fixed Income Portfolio

          1997                     7.37%
          1998                     7.07%
          1999                     0.46%

During the periods illustrated in this bar chart, The Intermediate Fixed Income Portfolio's highest quarterly return was 3.16% for the quarter ended September 30, 1998 and its lowest quarterly return was -0.72% for the quarter ended June 30, 1999.


                              Average annual returns for periods ending 12/31/99

                                                             Lehman Brothers
                               The Intermediate Fixed     Government/Corporate
                                  Income Portfolio       Intermediate Bond Index

1 year                                 0.46%                      0.39%
Since inception (3/12/96)              5.12%                      5.71%

What are The Intermediate Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Intermediate Fixed Income Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.40%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1)                                      0.37%
-----------------------------------------------------------------
Total operating expenses(1)                            0.77%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------
1 year            $79
------------------------------
3 years          $246
------------------------------
5 years          $428
------------------------------
10 years         $954
------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.16% and 0.53%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Aggregate Fixed Income Portfolio

What is the Portfolio's  goal?

     The Aggregate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities. The benchmark against which the Portfolio's performance will be measured is the Lehman Brothers Aggregate Bond Index.

The Portfolio seeks maximum long-term total return by investing in debt securities having a broad range of maturities. However, the Portfolio typically will have an average effective maturity (that is, the market value weighted average time to repayment of principal) of between one to ten years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio, with long-term bonds (over ten years) purchased when they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. Obligations rated BBB and Baa have speculative characteristics. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio will normally experience an annual portfolio turnover rate exceeding 100%, but that rate is not expected to exceed 250%. High portfolio turnover (over 100%) involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed- income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Aggregate Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Aggregate Fixed Income Portfolio. We show how returns for The Aggregate Fixed Income Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Aggregate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Aggregate Fixed Income Portfolio)]

                Year-by-year total return (The Aggregate Fixed Income Portfolio)

     The Aggregate Fixed Income Portfolio

         1998                    8.58%
         1999                   -2.55%

During the periods illustrated in this bar chart, The Aggregate Fixed Income Portfolio's highest quarterly return was 4.20% for the quarter ended September 30, 1998 and its lowest quarterly return was -1.69% for the quarter ended June 30, 1999.

                              Average annual returns for periods ending 12/31/99

                                  The Aggregate Fixed       Lehman Brothers
                                    Income Portfolio      Aggregate Bond Index

1 year                                  -2.55%                  -0.83%
Since inception (12/29/97)               2.83%                   3.81%

What are The Aggregate Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Aggregate Fixed Income Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.40%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1)                                      0.27%
-----------------------------------------------------------------
Total operating expenses(1)                            0.67%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

-------------------------------
1 year            $68
-------------------------------
3 years          $214
-------------------------------
5 years          $373
-------------------------------
10 years         $835
-------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.53% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.26% and 0.53%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The High-Yield Bond Portfolio

What is the Portfolio's  goal?

     The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio will invest at least 80% of its assets at the time of purchase in: (1) corporate bonds that may be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated (which may be more speculative in nature than rated bonds); (2) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or, if unrated, that we judge to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind ("PIK") bonds, however, the Portfolio generally does not purchase a substantial amount of these securities. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

The market values of fixed-income securities generally fall when interest rates rise and, conversely, rise when interest rates fall. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. We will attempt to reduce such risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in bonds issued by U.S. companies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The High-Yield Bond Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The High-Yield Bond Portfolio. We show how returns for The High-Yield Bond Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception--with average annual returns compared to the performance of the Salomon Smith Barney High-Yield Cash Pay Index. The Salomon Smith Barney High-Yield Cash Pay Index includes cash-pay and deferred-interest bonds, but excludes bankrupt bonds. When an issuer misses or expects to miss an interest payment or enters into Chapter 11 bankruptcy, the corresponding bonds exit the index at month end, reflecting the loss of the coupon payment or accrued interest. You should remember that, unlike the Portfolio, the index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The High-Yield Bond Portfolio)]

                       Year-by-year total return (The High-Yield Bond Portfolio)

    The High-Yield Bond Portfolio

       1997              18.14%
       1998               1.75%
       1999               4.20%

During the periods illustrated in this bar chart, The High-Yield Bond Portfolio's highest quarterly return was 6.39% for the quarter ended June 30, 1997 and its lowest quarterly return was -5.42% for the quarter ended September 30, 1998.

                              Average annual returns for periods ending 12/31/99

                                The High-Yield Bond       Salomon Smith Barney
                                   Portfolio           High-Yield Cash Pay Index

1 year                               4.20%                       0.82%
Since inception (12/2/96)            8.02%                       5.99%

What are The High-Yield Bond Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The High-Yield Bond Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.45%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1)                                      0.33%
-----------------------------------------------------------------
Total operating expenses(1)                            0.78%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------
1 year            $80
------------------------------
3 years          $249
------------------------------
5 years          $433
------------------------------
10 years         $966
------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.26% and 0.59%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Diversified Core Fixed Income Portfolio

What is the Portfolio's  goal?

     The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by allocating its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. We will determine the amount of assets of the Portfolio that will be allocated to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. Investment Grade Sector Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. investment grade sector. In managing the Portfolio's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

  The investment grade sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

  Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

o U.S. High-Yield Sector Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

  The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

o International Sector Under normal circumstances, between 5% and 20% of the Portfolio's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

  The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

  The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets. In addition, the Portfolio may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Portfolio may also invest in zero coupon bonds and may purchase shares of other investment companies.

  In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in high-yield, high risk or "junk" bonds entail certain risk, including the risk of loss of principal which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Diversified Core Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Diversified Core Fixed Income Portfolio. We show how returns for The Diversified Core Fixed Income Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual returns compared to the performance of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived and paid expenses of The Diversified Core Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Diversified Core Fixed Income Portfolio)]

         Year-by-year total return (The Diversified Core Fixed Income Portfolio)

     The Diversified Core Fixed Income Portfolio

           1998                       10.28%
           1999                        1.60%

During the periods illustrated in this bar chart, The Diversified Core Fixed Income Portfolio's highest quarterly return was 3.65% for the quarter ended March 31, 1998 and its lowest quarterly return was 0.00% for the quarter ended September 30, 1999.

                              Average annual returns for periods ending 12/31/99

                                    The Diversified Core      Lehman Brothers
                                   Fixed Income Portfolio   Aggregate Bond Index

1 year                                     1.60%                  -0.83%
Since inception (12/29/97)                 5.74%                   3.81%

What are The Diversified Core Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Diversified Core Fixed Income Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.43%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1)                                      0.41%
-----------------------------------------------------------------
Total operating expenses(1)                            0.84%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------
1 year              $86
------------------------------
3 years            $268
------------------------------
5 years            $466
------------------------------
10 years         $1,037
------------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.57% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.16% and 0.57%, respectively.

(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Global Fixed Income Portfolio

What is the Portfolio's  goal?

     The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets which will provide the United States' domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not be able to achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The Global Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The Global Fixed Income Portfolio. We show how returns for The Global Fixed Income Portfolio have varied over the past seven calendar years, as well as average annual returns for one and five years and since inception --with the average annual returns compared to the performance of the Salomon Smith Barney World Government Bond Index. The Salomon Smith Barney World Government Bond Index is an index of bonds from 14 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The Global Fixed Income Portfolio)]

                   Year-by-year total return (The Global Fixed Income Portfolio)

   The Global Fixed Income Portfolio

        1993                 19.16%
        1994                  1.24%
        1995                 18.96%
        1996                 14.96%
        1997                  1.73%
        1998                  8.68%
        1999                 -4.05%

During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 6.33% for the quarter ended March 31, 1993 and its lowest quarterly return was -2.59% for the quarter ended December 31, 1999.

                              Average annual returns for periods ending 12/31/99

                                 The Global Fixed     Salomon Smith Barney World
                                 Income Portfolio        Government Bond Index

1 year                                 -4.05%                   -4.26%
5 years                                 7.72%                    6.41%
Since inception (11/30/92)              8.38%                    5.93%

What are The Global Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from you investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Global Fixed Income Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.50%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1)                                      0.12%
-----------------------------------------------------------------
Total operating expenses(1)                            0.62%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------
1 year           $63
------------------------------
3 years          $199
------------------------------
5 years          $346
------------------------------
10 years         $774
------------------------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.48% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The International Fixed Income Portfolio

What is the Portfolio's  goal?

     The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objective by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the fixed-income securities of issuers organized or having a majority of their assets in or deriving a majority of their operating income in at least three different countries outside of the United States. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as, foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments. When taking a temporary defensive position, the Portfolio may not achieve its investment objective.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada, Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries. Any investment the Portfolio may make in other investment companies is limited in amount by the Investment Company Act of 1940 and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, but, it is expected that the annual turnover of the portfolio will be approximately 200% under normal circumstances. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholder that are subject to federal income taxes. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in securities of U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may also be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

How has The International Fixed Income Portfolio performed?

This bar chart and table can help you evaluate the potential risks of investing in The International Fixed Income Portfolio. We show how returns for The International Fixed Income Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception--with the average annual return compared to the performance of the Salomon Smith Barney Non-U.S. World Government Bond Index. The Salomon Smith Barney Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling, and holding securities. The Portfolio's past performance does not necessarily indicate how it will perform in the future. During the periods shown, Delaware International Advisers Ltd. has voluntarily waived and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (The International Fixed Income Portfolio)]

            Year-by-year total return (The International Fixed Income Portfolio)

   The International Fixed Income Portfolio

         1998                    9.68%
         1999                   -5.04%

During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 5.52% for the quarter ended
September 30, 1998 and its lowest quarterly return was -3.09% for the quarter ended December 31, 1999.

                              Average annual returns for periods ending 12/31/99

                                The International      Salomon Smith Barney
                                   Fixed Income           Non-U.S. World
                                    Portfolio         Government Bond Index

1 year                               -5.04%                  -5.09%
Since inception (4/11/97)             2.94%                   5.69%

What are The International Fixed Income Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The International Fixed Income Portfolio's assets.

-----------------------------------------------------------------
Investment advisory fees(1)                            0.50%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1)                                      0.14%
-----------------------------------------------------------------
Total operating expenses(1)                            0.64%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

------------------------------
1 year            $65
------------------------------
3 years          $205
------------------------------
5 years          $357
------------------------------
10 years         $798
------------------------------

(1) Delaware International Advisers Ltd. has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived been deducted, investment advisory fees and total operating expenses would have been 0.46% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Profile: The Asset Allocation Portfolio

What are the Portfolio's  goals?

     The Asset Allocation Portfolio seeks capital appreciation with current income as a secondary objective. Although the Portfolio will strive to achieve its goals, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio seeks to achieve its objectives by investing primarily in domestic equity and fixed-income securities, including domestic equity and fixed-income Portfolios of the Fund. The Portfolio may also invest in international equity and fixed-income securities, including international equity and fixed-income Portfolios of the Fund. The Portfolio will generally invest at least 20% of its net assets in fixed-income securities, including fixed-income Portfolios of the Fund. The Portfolio will pursue its investment objectives through active asset allocation implemented primarily with investments in a combination of the Portfolios of the Fund. The Portfolio may also separately invest directly in the same securities and employ the same investment strategies as any of the Portfolios of the Fund, to the extent consistent with the Portfolio's investment objectives. The Portfolio may invest directly in securities or other investment instruments for such purposes as avoiding undue disruption of the activities of the Portfolios of the Fund, hedging of the Portfolios' investment positions, or to make investments in asset classes not available in the Portfolios of the Fund. While it is anticipated that at most times the Portfolio will be primarily invested in the Portfolios of the Fund, it is possible, from time to time, for the Portfolio to be substantially invested directly in securities. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds. Thus, adverse effects on the Portfolio's investments may affect a larger portion of its overall assets and subject the Portfolio to greater risks.

As described above, the Portfolios of the Fund include funds investing in U.S. and foreign stocks, bonds, and money market instruments. At any point in time, it can be expected that the Portfolio will invest in a different combination of securities and Portfolios of the Fund. In allocating the Portfolio's assets, we will evaluate the expected return of the Portfolios of the Fund, the volatility of the Portfolios of the Fund (i.e., the variability of returns from one period to the next), and the correlation of the Portfolios of the Fund (i.e. the degree to which the Portfolios of the Fund move together).

The Portfolios of the Fund that will currently be considered for investment by The Asset Allocation Portfolio are listed below, grouped within broad asset classes. The asset class headings below are provided for convenience and are approximate in nature. For more detailed information on the investment policies of each Portfolio of the Fund, see the discussion of each such Portfolio in this Prospectus. The list of Portfolios of the Fund may change from time to time, and Portfolios of the Fund may be added or deleted upon our recommendation without shareholder approval.

        Asset Class                           Portfolio of the Fund
        -----------                           ---------------------

U.S. Equity                   The Mid-Cap Growth Equity Portfolio
                              The Large-Cap Value Equity Portfolio
                              The Core Equity Portfolio
                              The Balanced Portfolio
                              The Equity Income Portfolio
                              The Select Equity Portfolio
                              The Small-Cap Growth Equity Portfolio
                              The Real Estate Investment Trust Portfolio
                              The Real Estate Investment Trust Portfolio II
                              The Mid-Cap Value Equity Portfolio
                              The Small-Cap Value Equity Portfolio
                              The All-Cap Growth Equity Portfolio

International Equity          The Emerging Markets Portfolio
                              The Global Equity Portfolio
                              The International Equity Portfolio
                              The International Large-Cap Equity Portfolio
                              The Labor Select International Equity Portfolio
                              The International Small-Cap Portfolio

Fixed Income                  The Aggregate Fixed Income Portfolio
                              The Diversified Core Fixed Income Portfolio
                              The Intermediate Fixed Income Portfolio
                              The Global Fixed Income Portfolio
                              The High-Yield Bond Portfolio
                              The International Fixed Income Portfolio

The percentage ranges targeted for the Portfolio by broad asset class are set forth below. We may change the percentage ranges applicable to each asset class for the Portfolio may be changed from time to time by us without the approval of shareholders.

Asset Class Percentage Ranges of Investment in Asset Classes
------------------------------------------------------------

U.S. Equity                               30% - 70%
International Equity                       5% - 30%
Fixed Income                              20% - 65%
Cash                                       0% - 35%

The Portfolio will generally be invested in at least three Portfolios of the Fund, consistent with the table above. The Portfolio may invest up to 100% of its total assets in cash or other money market instruments for temporary, defensive purposes. When taking a temporary defensive position the Portfolio may not be able to achieve its investment objective.

The Portfolio will indirectly bear its pro rata share of the fees and expenses incurred by the Portfolios of the Fund that are applicable to direct shareholders of such Portfolios of the Fund. The investment returns of the Portfolio, therefore, will be net of the expenses of the Portfolios of the Fund in which it is invested.

The Portfolio may, to the extent consistent with its investment objectives, invest its assets directly in the same types of securities and engage in the same types of investment strategies as those in which the Portfolios of the Fund invest. The Portfolio may use such investment strategies to hedge investment positions, including investments directly in securities and investments in the Portfolios of the Fund, to help protect the Portfolio against a decline in the value of the Portfolios of the Fund. The Portfolio does not intend to engage in these investment strategies for non-hedging purposes such that more than 5% of its assets will be exposed.

The Portfolio, to the extent consistent with its investment objective, and certain of the Portfolios of the Fund, may purchase foreign securities; purchase high-yielding, high risk debt securities (commonly referred to as "junk bonds"); enter into foreign currency transactions; engage in options transactions; engage in futures contracts and options on futures; purchase zero coupon bonds and pay-in-kind bonds; purchase restricted and illiquid securities; and enter into forward roll transactions.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's assets may be primarily invested in a combination of the Portfolios of the Fund. As a result, the Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of the Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as our allocation among those Portfolios of the Fund. In addition, the Portfolio's share prices and yields will fluctuate in response to movements in the securities markets as a whole.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Asset Allocation Portfolio's fees and expenses? Shareholder fees are fees paid directly from your investment.

-----------------------------------------------------------------
Maximum sales charge (load) imposed on purchases as    None
a percentage of offering price
-----------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested      None
dividends
-----------------------------------------------------------------
Purchase reimbursement fees                            None
-----------------------------------------------------------------
Redemption reimbursement fees                          None
-----------------------------------------------------------------
Exchange fees                                          None
-----------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Asset Allocation Portfolio's assets.

-----------------------------------------------------------------
Investment Advisory fees(1)                            0.05%
-----------------------------------------------------------------
Distribution and service (12b-1) fees                  None
-----------------------------------------------------------------
Other expenses(1/2)                                    0.23%
-----------------------------------------------------------------
Total operating expenses(1)                            0.28%
-----------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year          $29
----------------------------
3 years         $90
----------------------------

This example is calculated based on the same hypothetical investment of $10,000 with an annual 5% return over the time shown as used above, and assuming the estimated total operating expenses of The Asset Allocation Portfolio noted above, but also assuming the estimated average aggregate total operating expenses of the Portfolios of the Fund described below.(4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

----------------------------
1 year            $102
----------------------------
3 years           $318
----------------------------

(1) Delaware Management Company has agreed to waive fees and pay expenses through April 30, 2000 in order to prevent total direct operating expenses of the Portfolio (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.15% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees, other expenses and total operating expenses are expected to be 0.0%, 0.15% and 0.15%, respectively.
(2) Other expenses are based on estimated amounts for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.
(4) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolios' total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1, but does assume the voluntary expense caps of the other Portfolios of the Fund.

The Asset Allocation Portfolio, as a shareholder in the Portfolios of the Fund, will indirectly bear its proportionate share of any management fees and other expenses paid by the Portfolios of the Fund. These fees and expenses, which are embedded in the prices of the Portfolios of the Fund shares purchased by The Asset Allocation Portfolio, are in addition to the fees and expenses of The Asset Allocation Portfolio shown above. The average aggregate total operating expenses of the Portfolios of the Fund (including any voluntary expense caps) are estimated to be 0.72%, based on the actual operating expenses of the Portfolios of the Fund for the most recent fiscal year and the following static asset allocation assumptions: The Mid-Cap Growth Equity Portfolio - 25%; The Large-Cap Value Equity Portfolio - 25%; The International Equity Portfolio - 15%; The High-Yield Bond Portfolio - 10%; and The Aggregate Fixed Income Portfolio - 25%. Actual expenses will differ depending on the actual asset allocations among the Portfolios of the Fund in effect from time to time.

ADDITIONAL INVESTMENT INFORMATION


Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The following chart gives a brief description of the securities that the Portfolios may invest in. The Portfolios may invest in a broad selection of securities consistent with their respective investment objective and policies. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolios.


----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------

Common Stocks: Securities that represent shares of ownership in   The Large-Cap Value Equity, The Core Equity, The Equity
a corporation. Stockholders participate in the corporation's      Income, The Select Equity, The Mid-Cap Growth Equity, The
profits and losses indirectly, as the value of a corporation's    Mid-Cap Value Equity, The Small-Cap Value Equity, The
shares tends to change as the corporation's earnings fluctuate.   Small-Cap Growth Equity, The  Balanced, The Real Estate
                                                                  Investment Trust, The Global Equity, The International Equity,
                                                                  The Labor Select International Equity, The Emerging Markets,
                                                                  The International Small-Cap, The International Large-Cap
                                                                  Equity, The All-Cap Growth Equity and The Asset Allocation
                                                                  Portfolios focus their investments on common stocks, some of which will be dividend paying stocks.
----------------------------------------------------------------- ---------------------------------------------------------------


----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------
Corporate Bonds: Debt obligations issued by a corporation.        The Balanced, The Intermediate Fixed Income and The Aggregate
                                                                  Fixed Income Portfolios may invest in corporate bonds rated in one of the four highest categories by an NRSRO (e.g., at least
                                                                  BBB by S&P or Baa by Moody's), or deemed equivalent. The
                                                                  Global Fixed Income Portfolio may invest in foreign and U.S.
                                                                  corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The
                                                                  International Fixed Income Portfolio may invest in foreign corporate bonds which are generally rated A or better by S&P or Moody's or deemed to be of comparable quality. The
                                                                  High-Yield Bond Portfolio will focus its investments on
                                                                  corporate bonds rated at least B- by S&P or B3 by Moody's. The
                                                                  Diversified Core Fixed Income Portfolio may invest in bonds rated in one of the four highest rating categories for its
                                                                  U.S. Investment Grade Sector, and it may invest in bonds rated
                                                                  BB or lower by S&P or Fitch and Ba or lower by Moody's for its
                                                                  U.S. High-Yield Sector and International Sector. Up to 35% of
                                                                  The Emerging Markets Portfolio's net assets may be invested in debt securities issued by emerging country companies. The
                                                                  Small-Cap Growth Equity Portfolio may invest up to 35% of its assets in debt securities, all of which must be rated within the four highest categories or deemed to be of comparable
                                                                  quality. The Small-Cap Value Equity Portfolio may invest up to
                                                                  25% of its net assets in corporate bonds rated B or below when the investment adviser believes that capital appreciation from those securities is likely. Debt securities may be acquired by
                                                                  The Mid-Cap Value Equity, The Core Equity, The All-Cap Growth
                                                                  Equity and The Asset Allocation Portfolios and those
                                                                  securities may be rated below investment grade or, unrated. In the case of The Core Equity and The All-Cap Growth Equity
                                                                  Portfolios, investments in such securities that are rated
                                                                  below investment grade or unrated will be limited to no more than 5% of its assets. The Global Equity Portfolio may invest up to 35% of its assets in corporate bonds rated in one of the top two rating categories, or, if unrated, deemed to be of comparable quality. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade, or unrated. The International Equity, The International Large-Cap
                                                                  Equity and The Labor Select International Equity Portfolios
                                                                  may invest up to 15% of their assets in foreign debt
                                                                  instruments when attractive opportunities are available. The
                                                                  Equity Income Portfolio may invest up to 15% of net assets in bonds rated below investment grade, though typically they are rated B or BB. The Balanced Portfolio may invest in Yankee and
                                                                  Euro Bonds.
----------------------------------------------------------------- ---------------------------------------------------------------

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------

Convertible Securities: Usually preferred stocks or corporate     The Balanced, The Equity Income, The Select Equity, The
bonds that can be exchanged for a set number of shares of         Mid-Cap Value Equity, The Small-Cap Value Equity, The
common stock at a predetermined price. These securities offer     Small-Cap Growth Equity, The Core Equity, The All-Cap Growth
higher appreciation potential than nonconvertible bonds and       Equity, The High-Yield Bond, The International Small-Cap, The
greater income potential than nonconvertible preferred stocks.    International Equity, The International Large-Cap Equity and
                                                                  The Asset Allocation Portfolios may invest a portion of their assets in convertible securities in any industry, and The Real
                                                                  Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry.
                                                                  Convertible securities acquired by The Mid-Cap Value Equity,
                                                                  The Small-Cap Value Equity, The Real Estate Investment Trust,
                                                                  The High-Yield Bond, The International Small-Cap and The Asset
                                                                  Allocation Portfolios may be rated below investment grade or unrated. In the case of The Core Equity and The Balanced
                                                                  Portfolios, investments in securities rated below investment grade or, if unrated, considered to be of equivalent quality, will be limited to no more than 5% and 10% of net assets. The
                                                                  Mid-Cap Value Equity, The Real Estate Investment Trust, The
                                                                  High-Yield Bond, The Emerging Markets, The International
                                                                  Small-Cap and The Asset Allocation Portfolios may invest in convertible preferred stocks that offer various yield,
                                                                  dividend or other enhancements. Such enhanced convertible
                                                                  preferred securities include instruments like PERCS (Preferred
                                                                  Equity Redemption Cumulation Stock), PRIDES (Preferred
                                                                  Redeemable Increased Dividend Equity Securities) and DECS
                                                                  (Dividend Enhanced Convertible Securities).
----------------------------------------------------------------- ---------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income securities that          The Aggregate Fixed Income, The Diversified Core Fixed Income,
represent pools of mortgages, with investors receiving            The Intermediate Fixed Income, The Real Estate Investment
principal and interest payments as the underlying mortgage        Trust, The Global Fixed Income, The Asset Allocation, The Core
loans are paid back. Many are issued and guaranteed against       Equity and The Balanced Portfolios may invest in
default by the U.S. government or its agencies or                 mortgage-backed securities issued or guaranteed by the U.S.
instrumentalities, such as the Federal Home Loan Mortgage         government, its agencies or instrumentalities or by government
Corporation, the Fannie Mae and the Government National           sponsored corporations. For the Aggregate Fixed Income and The
Mortgage Association. Others are issued by private financial      Intermediate Fixed Income Portfolios, all securities will be
institutions, with some fully collateralized by certificates      rated investment grade at the time of purchase.
issued or guaranteed by the government or its agencies or
instrumentalities.
----------------------------------------------------------------- ---------------------------------------------------------------

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------

Collateralized Mortgage Obligations (CMOs) and Real Estate        The Aggregate Fixed Income, The Diversified Core Fixed Income,
Mortgage Investment Conduits (REMICs): CMOs are privately         The Intermediate Fixed Income, The Real Estate Investment
issued mortgage-backed bonds whose underlying value is the        Trust, The Global Fixed Income, The Asset Allocation, The
mortgages that are collected into different pools according to    Balanced and The Core Equity Portfolios may invest in CMOs and
their maturity. They are issued by U.S. government agencies       REMICs. Certain CMOs and REMICs may have variable or floating
and private issuers. REMICs are privately issued                  interest rates and others may be stripped. Stripped mortgage
mortgage-backed bonds whose underlying value is a fixed pool      securities are generally considered illiquid and to such
of mortgages secured by an interest in real property. Like        extent, together with any other illiquid investments, will not
CMOs, REMICs offer different pools.                               exceed that Portfolio's limit on illiquid securities. In
                                                                  addition, subject to certain quality and collateral
                                                                  limitations, The Intermediate Fixed Income, The Aggregate
                                                                  Fixed Income, The Diversified Core Fixed Income and The Asset
                                                                  Allocation Portfolios may each invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the
                                                                  U.S. government, its agencies or instrumentalities, so called non-agency mortgage backed securities. The Balanced Portfolio may invest up to 20% of net assets in CMOs or REMICs rated at the time of purchase in one of the four highest categories by an NRSRO, whether or not the securities are 100%
                                                                  collateralized.
----------------------------------------------------------------- ---------------------------------------------------------------
Asset-Backed Securities: Bonds or notes backed by accounts        The Intermediate Fixed Income, The Aggregate Fixed Income, The
receivables, including home equity, automobile or credit          Diversified Core Fixed Income, The Asset Allocation, The
loans.                                                            Balanced, The Equity Income and The Core Equity Portfolios may
                                                                  invest in asset-backed securities rated in one of the four highest rating categories by an NRSRO.
----------------------------------------------------------------- ---------------------------------------------------------------
Real Estate Investment Trusts (REITs): REITs are pooled           The Real Estate Investment Trust Portfolios may invest without
investment vehicles which invest primarily in income-producing    limitation in shares of REITs. The Balanced, The Select
real estate or real estate related loans or interests. REITs      Equity, The Core Equity, The Small-Cap Value Equity, The
are generally classified as equity REITs, mortgage REITs or a     International Small-Cap and The Asset Allocation Portfolios
combination of equity and mortgage REITs. Equity REITs invest     may also invest in REITs consistent with their investment
the majority of their assets directly in real property and        objectives and policies.
derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties
that have appreciated in value. Mortgage REITs invest the
majority of their assets in real estate mortgages and derive income from the collection of interest payments.
----------------------------------------------------------------- ---------------------------------------------------------------
U.S. Government Securities: U.S. Treasury securities are          Each Portfolio may invest in U.S. government securities for
backed by the "full faith and credit" of the United States.       temporary purposes or otherwise, as is consistent with its
Securities issued or guaranteed by federal agencies and U.S.      investment objectives and policies. These securities are
government sponsored instrumentalities may or may not be          issued or guaranteed as to the payment of principal and
backed by the "full faith and credit" of the United States. In    interest by the U.S. government, or by various agencies or
the case of securities not backed by the "full faith and          instrumentalities which have been established or sponsored by
credit" of the United States, investors in such securities        the U.S. government.
look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.
----------------------------------------------------------------- ---------------------------------------------------------------

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------

Foreign Government Securities: Debt issued by a government        Foreign government securities purchased by The Global Fixed
other than the United States or by an agency, instrumentality     Income and The International Fixed Income Portfolios will
or political subdivision of such governments.                     generally be rated in one of the top two rating categories or, if unrated, deemed to be of comparable quality. However, each such Portfolio may invest up to 5% of its assets in
                                                                  fixed-income securities rated, or comparable to securities rated, below BBB. The fixed-income securities in which The
                                                                  Global Equity, The International Equity Portfolio, The Labor
                                                                  Select International Equity Portfolio, The Emerging Markets
                                                                  Portfolio, The International Small-Cap Portfolio, The
                                                                  International Large-Cap Equity Portfolio , The Diversified
                                                                  Core Fixed Income Portfolio and The Asset Allocation Portfolio
                                                                  may invest include those issued by foreign governments.
----------------------------------------------------------------- ---------------------------------------------------------------
Repurchase Agreements: An agreement between a buyer, such as a    While each Portfolio is permitted to do so, it normally does
Portfolio, and a seller of securities in which the seller         not invest in repurchase agreements except to invest cash
agrees to buy the securities back within a specified time at      balances or for temporary defensive purposes. In order to
the same price the buyer paid for them, plus an amount equal      enter into these repurchase agreements, a Portfolio must have
to an agreed upon interest rate. Repurchase agreements are        collateral of at least 102% of the repurchase price. Each
often viewed as equivalent to cash.                               Portfolio will only enter into repurchase agreements in which the collateral is composed of U.S. government securities. The
                                                                  Large-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                  International Equity, The Intermediate Fixed Income and The
                                                                  Global Fixed Income Portfolios may invest no more than 10% of net assets in repurchase agreements having a maturity in
                                                                  excess of seven days. The Diversified Core Fixed Income, The
                                                                  Aggregate Fixed Income, The Mid-Cap Value Equity, The
                                                                  Small-Cap Value Equity, The Labor Select International Equity,
                                                                  The Real Estate Investment Trust, The High-Yield Bond, The
                                                                  International Fixed Income, The Global Equity, The Emerging
                                                                  Markets, The International Small-Cap, The International
                                                                  Large-Cap Equity, The Asset Allocation, The Small-Cap Growth
                                                                  Equity, The Balanced, The Equity Income, The Select Equity,
                                                                  The Core Equity and The All-Cap Growth Equity Portfolios may
                                                                  invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.
----------------------------------------------------------------- ---------------------------------------------------------------
Restricted Securities: Privately placed securities whose          Each Portfolio may invest in restricted securities, including
resale is restricted under securities law.                        securities eligible for resale without registration pursuant to Rule 144A under the Securities act of 1933. To the extent restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities" below.
----------------------------------------------------------------- ---------------------------------------------------------------

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------

Illiquid Securities: Securities that do not have a ready          The Large-Cap Value Equity, The Mid-Cap Growth Equity, The
market, and cannot be easily sold within seven days at            International Equity, The Intermediate Fixed Income and The
approximately the price that the Fund has valued them.            Global Fixed Income Portfolios may invest no more than 10% of
Illiquid securities include repurchase agreements maturing in     net assets in illiquid securities. The Diversified Core Fixed
more than seven days.                                             Income, The Aggregate Fixed Income, The Mid-Cap Value Equity,
                                                                  The Small-Cap Value Equity, The Labor Select International
                                                                  Equity, The Real Estate Investment Trust, The High-Yield Bond,
                                                                  The International Fixed Income, The Global Equity, The
                                                                  Emerging Markets, The International Small-Cap, The
                                                                  International Large-Cap Equity, The Asset Allocation, The
                                                                  Small-Cap Growth Equity, The Balanced, The Equity Income, The
                                                                  Select Equity, The Core Equity and The All-Cap Growth Equity
                                                                  Portfolios may invest no more than 15% of net assets in
                                                                  illiquid securities.
----------------------------------------------------------------- ---------------------------------------------------------------
Short-Term Debt Investments: These instruments include (1)        Each Portfolio may invest in these instruments either as a
time deposits, certificates of deposit and bankers acceptances    means to achieve its investment objective or, more commonly,
issued by a U.S. commercial bank; (2) commercial paper of the     as temporary defensive investments or pending investment in
highest quality rating; (3) short-term debt obligations with      the Portfolio's principal investment securities. When
the highest quality rating; (4) U.S. government securities;       investing all or a significant portion of a Portfolio's assets
and (5) repurchase agreements collateralized by those             in these instruments, a Portfolio may not be able to achieve
instruments.                                                      its investment objective.
----------------------------------------------------------------- ---------------------------------------------------------------
Time Deposits: Time deposits are non-negotiable deposits          Time deposits maturing in more than seven days will not be
maintained in a banking institution for a specified period of     purchased by any of the following Portfolios, and time
time at a stated interest rate.                                   deposits maturing from two business days through seven
                                                                  calendar days will not exceed 10% of the total assets of The
                                                                  Large-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                  International Equity, The Intermediate Fixed Income and The
                                                                  Global Fixed Income Portfolios; and 15% of the total assets of
                                                                  The Aggregate Fixed Income, The Mid-Cap Value Equity, The
                                                                  Small-Cap Value Equity, The Diversified Core Fixed Income, The
                                                                  Labor Select International Equity, The International
                                                                  Small-Cap, The International Large-Cap Equity, The Real Estate
                                                                  Investment Trust, The International Fixed Income, The Global
                                                                  Equity, The Emerging Markets, The High-Yield Bond, The Asset
                                                                  Allocation, The Small-Cap Growth Equity, The Core Equity, The
                                                                  Balanced, The Equity Income and The Select Equity Portfolios.
----------------------------------------------------------------- ---------------------------------------------------------------

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------
When-Issued and Delayed-Delivery Securities: In these             Each Portfolio may purchase securities on a when-issued or
transactions, instruments are purchased with payment and          delayed delivery basis. The Portfolios may not enter into
delivery taking place in the future in order to secure what is    when-issued commitments exceeding in the aggregate 15% of the
considered to be an advantageous yield or price at the time of    market value of the Portfolio's total assets less liabilities
the transaction. The payment obligations and the interest         other than the obligations created by these commitments. Each
rates that will be received are each fixed at the time a          Portfolio will designate cash or securities in amounts
Portfolio enters into the commitment and no interest accrues      sufficient to cover its obligations, and will value the
to the Portfolio until settlement. Thus, it is possible that      designated assets daily.
the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.
----------------------------------------------------------------- ---------------------------------------------------------------
Securities Lending: These transactions involve the loan of        Each Portfolio may loan up to 25% of its assets to qualified
securities owned by the Fund to qualified dealers and             brokers/dealers or institutional investors. These transactions
investors for their use relating to short-sales or other          will generate additional income for the Portfolios.
securities transactions.
----------------------------------------------------------------- ---------------------------------------------------------------
Investment Company Securities: Investment company securities      The Asset Allocation Portfolio operates as a "fund of funds"
issued by registered or unregistered domestic or foreign          and its assets will consist largely of investments that it
investment companies.                                             makes in other investment companies, consistent with the 1940
                                                                  Act requirements. These investments involve an indirect
                                                                  payment of a portion of the expenses, including advisory fees, of such other investment companies.
----------------------------------------------------------------- ---------------------------------------------------------------
Borrowing From Banks: The Portfolios may have pre-existing        Each Portfolio may borrow money as a temporary measure or to
arrangements with banks that permit them to borrow money from     facilitate redemptions. No Portfolio has the intention of
time to time.                                                     increasing its net income through borrowing.
----------------------------------------------------------------- ---------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds: Zero coupon bonds are debt     The Emerging Markets Portfolio may invest up to 35% and The
obligations which do not entitle the holder to any periodic       International Small-Cap Portfolio may invest up to 15% of its
payments of interest prior to maturity or a specified date        respective net assets in fixed-income securities, including
when the securities begin paying current interest, and            zero coupon bonds. The High-Yield Bond Portfolio may also
therefore are issued and traded at a discount from their face     purchase zero coupon bonds and PIK bonds, although it
amounts or par value. Pay-in-kind ("PIK") bonds pay interest      generally does not purchase a substantial amount of these
through the issuance to holders of additional securities.         bonds. The Diversified Core Fixed Income Portfolio may also purchase these securities consistent with its investment
                                                                  objective.
----------------------------------------------------------------- ---------------------------------------------------------------

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------

American Depositary Receipts (ADRs), European Depositary          The Balanced, The Equity Income, The Select Equity, The
Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs      Small-Cap Growth Equity, The Core Equity, The Large-Cap Value
are receipts issued by a U.S. depositary (usually a U.S. bank)    Equity, The International Equity, The Labor Select
and EDRs and GDRs are receipts issued by a depositary outside     International Equity, The International Large-Cap Equity, The
of the U.S. (usually a non-U.S. bank or trust company or a        Mid-Cap Value Equity, The Small-Cap Value Equity, The All-Cap
foreign branch of a U.S. bank). Depositary receipts represent     Growth Equity, The Real Estate Investment Trust, The
an ownership interest in an underlying security that is held      Diversified Core Fixed Income, The Global Fixed Income, The
by the depositary. Generally, the underlying security             International Fixed Income, The Global Equity, The Emerging
represented by an ADR is issued by a foreign issuer and the       Markets, The International Small-Cap and The Asset Allocation
underlying security represented by an EDR or GDR may be issued    Portfolios may invest in sponsored and unsponsored ADRs. Such
by a foreign or U.S. issuer. Sponsored depositary receipts are    ADRs that The Balanced, The Equity Income, The Select Equity,
issued jointly by the issuer of the underlying security and       The Small-Cap Growth Equity, The Core Equity, The Large-Cap
the depositary, and unsponsored depositary receipts are issued    Value Equity, The Mid-Cap Value Equity, The Small-Cap Value
by the depositary without the participation of the issuer of      Equity, The Real Estate Investment Trust, The Diversified Core
the underlying security. Generally, the holder of the             Fixed Income, and The Asset Allocation Portfolios may invest
depositary receipt is entitled to all payments of interest,       in will be those that are actively traded in the United
dividends or capital gains that are made on the underlying        States.
security.
                                                                  In conjunction with their investments in foreign securities,
                                                                  The Equity Income, The Select Equity, The All-Cap Growth
                                                                  Equity, The International Equity, The Labor Select
                                                                  International Equity, The International Large-Cap Equity, The
                                                                  Global Equity, The Emerging Markets, The International
                                                                  Small-Cap, The Global Fixed Income, The International Fixed
                                                                  Income, The Diversified Core Fixed Income and The Asset
                                                                  Allocation Portfolios may also invest in sponsored and
                                                                  unsponsored EDRs and GDRs. In addition, The Small-Cap Growth
                                                                  Equity Portfolio may invest in sponsored and unsponsored GDRs subject to its 10% limit on investments in foreign securities.
----------------------------------------------------------------- ---------------------------------------------------------------
Brady Bonds: These are debt securities issued under the           The Global Fixed Income, The International Fixed Income, The
framework of the Brady Plan, an initiative announced by the       Diversified Core Fixed Income, The Emerging Markets, The
U.S. Treasury Secretary Nicholas F. Brady in 1989, as a           International Small-Cap and The Asset Allocation Portfolios
mechanism for debtor nations to restructure their outstanding     may invest in Brady Bonds consistent with their respective
external indebtedness (generally, commercial bank debt).          investment objectives. We believe that economic reforms
                                                                  undertaken by countries in connection with the issuance of
                                                                  Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable
                                                                  opportunity for investment.
----------------------------------------------------------------- ---------------------------------------------------------------

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------

Futures and Options: A futures contract is a bilateral            The Balanced, The Equity Income, The Select Equity, The
agreement providing for the purchase and sale of a specified      Mid-Cap Growth Equity, The Real Estate Investment Trust, The
type and amount of a financial instrument, or for the making      Diversified Core Fixed Income, The Emerging Markets, The
and acceptance of a cash settlement, at a stated time in the      Global Equity, The International Large-Cap Equity, The Asset
future for a fixed price. A call option is a short-term           Allocation, The Small-Cap Growth Equity, The Mid-Cap Value
contract pursuant to which the purchaser of the call option,      Equity, The Small-Cap Value Equity, The All-Cap Growth Equity,
in return for the premium paid, has the right to buy the          The International Small-Cap and The Core Equity Portfolios may
security or other financial instrument underlying the option      invest in futures, options and closing transactions related
at a specified exercise price at any time during the term of      thereto. These activities will not be entered into for
the option. A put option is a similar contract which gives the    speculative purposes, but rather for hedging purposes and to
purchaser of the put option, in return for a premium, the         facilitate the ability to quickly deploy into the stock market
right to sell the underlying security or other financial          a Portfolio's cash, short-term debt securities and other money
instrument at a specified price during the term of the option.    market instruments at times when the Portfolio's assets are not fully invested in equity securities. A Portfolio may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and
                                                                  policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolio's assets. In
                                                                  addition, The International Fixed Income, The Global Equity,
                                                                  The International Large-Cap Equity, The Emerging Markets, The
                                                                  Diversified Core Fixed Income and The Asset Allocation
                                                                  Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with
                                                                  respect to such activities to hedge or "cross hedge" the
                                                                  currency risks associated with its investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on
                                                                  foreign currencies operate similarly to options on securities.
                                                                  See also "Foreign Currency Transactions" below.
----------------------------------------------------------------- ---------------------------------------------------------------
Foreign Currency Transactions: Several Portfolios will invest     Although The International Equity, The International Large-Cap
in securities of foreign issuers and may hold foreign             Equity, The Labor Select International Equity, The Real Estate
currency. In addition, several Portfolios may enter into          Investment Trust, The Diversified Core Fixed Income, The
contracts to purchase or sell foreign currencies at a future      Global Fixed Income, The High-Yield Bond, The International
date (i.e., a "forward foreign currency" contract or "forward"    Fixed Income, The Global Equity, The Emerging Markets, The
contract). A forward contract involves an obligation to           International Small-Cap, The Asset Allocation, The Small-Cap
purchase or sell a specific currency at a future date, which      Value Equity, The Small-Cap Growth Equity , The Core Equity,
may be any fixed number of days from the date of the contract,    The Balanced, The Equity Income and The All-Cap Growth Equity
agreed upon by the parties, at a price set at the time of the     Portfolios value their assets daily in terms of U.S. dollars,
contract. A Portfolio may enter into forward contracts to         they do not intend to convert their holdings of foreign
"lock-in" the price of a security it has agreed to purchase or    currencies into U.S. dollars on a daily basis. A Portfolio
sell, in terms of U.S. dollars or other currencies in which       may, however, from time to time, purchase or sell foreign
the transaction will be consummated.                              currencies and/or engage in forward foreign currency
                                                                  transactions in order to expedite settlement of Portfolio
                                                                  transactions and to minimize currency value fluctuations.
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

----------------------------------------------------------------- ---------------------------------------------------------------
Securities                                                        How we use them
----------------------------------------------------------------- ---------------------------------------------------------------
Interest Rate Swap and Index Swap Agreements: In an interest      The Balanced, The Intermediate Fixed Income, The Aggregate
rate swap, a fund receives payment from another party based on    Fixed Income and The Diversified Core Fixed Income Portfolios
a floating interest rate in return for making payments based      may use interest rate swaps to adjust each Portfolio's
on a fixed interest rate. An interest rate swap can also work     sensitivity to interest rates by changing its duration. We may
in reverse, with a fund receiving payments based on a fixed       also use interest rate swaps to hedge against changes in
interest rate and making payments based on a floating interest    interest rates. We use index swaps to gain exposure to markets
rate. In an index swap, a fund receives gains or incurs losses    that the Portfolios invest in, such as the corporate bond
based on the total return of an index, in exchange for making     market. We may also use index swaps as a substitute for
fixed or floating interest rate payments to another party.        futures, options or forward contracts if such contracts are not directly available to the Portfolios on favorable terms.

                                                                  Interest rate swaps and index swaps will be considered
                                                                  illiquid securities.
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

RISK FACTORS

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the Statement of Additional Information for additional descriptions and risk information.

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------

Market Risk is the risk that all or a majority of the             The value of each Portfolio's holdings, whether equity or
securities in a certain market-like the stock or bond             fixed income in orientation, fluctuates in response to events
market-will decline in value because of factors such as           affecting markets. In a declining market environment, the
economic conditions, future expectations or investor              value of the Portfolios' securities will generally decline as
confidence.                                                       well. We maintain a long-term approach and focus on securities that we believe can continue to provide returns over an
Index swaps are subject to the same market risks as the           extended period of time regardless of these interim market
investment market or sector that the index represents.            fluctuations. Generally, we do not try to predict overall
Depending on the actual movements of the index and how well       market movements or trade for short-term purposes.
the portfolio manager forecasts those movements, a fund could
experience a higher or lower return than anticipated.             In evaluating the use of an index swap for The Balanced, The
                                                                  Intermediate Fixed Income, The Aggregate Fixed Income and The
                                                                  Diversified Core Fixed Income Portfolios, we carefully
                                                                  consider how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom we would make interest rate or index swap agreements for these
                                                                  Portfolios, we focus on those dealers with high quality
                                                                  ratings and do careful credit analysis before engaging in the transaction.
----------------------------------------------------------------- ------------------------------------------------------------------
Industry and Security Risk is the risk that the value of          The Real Estate Investment Trust Portfolios concentrate their
securities in a particular industry or the value of an            investments in the real estate industry. As a consequence, the
individual stock or bond will decline because of changing         net asset value of each Portfolio can be expected to fluctuate
expectations for the performance of that industry or for the      in light of the factors affecting that industry, and may
individual company issuing the stock or bond. Portfolios that     fluctuate more widely than a portfolio that invests in a
concentrate their investments in a particular industry or         broader range of industries. Each Real Estate Investment Trust
individual security are considered to be subject to greater       Portfolio may be more susceptible to any single economic,
risks than Portfolios that are not concentrated.                  political or regulatory occurrence affecting the real estate industry.


                                                                  Although The Select Equity Portfolio will not invest more than
                                                                  25% of its net assets in any one industry, it may from time to time, invest up to that amount in any one industry, and may also, from time to time, be highly concentrated in closely related industries. As a result, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence affecting a particular industry or closely related industries.

                                                                  With the exception of The Real Estate Investment Trust
                                                                  Portfolios, we limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that
                                                                  Portfolio's investment objective. To seek to reduce these
                                                                  risks for all Portfolios, we limit investments in any
                                                                  individual security and we follow a rigorous selection process before choosing securities for the Portfolios.
----------------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------

Interest Rate Risk is the risk that securities, particularly      The Portfolios, especially those that invest significantly in
bonds with longer maturities, will decrease in value if           fixed-income securities, are subject to various interest rate
interest rates rise and increase in value if interest rates       risks depending upon their investment objectives and policies.
fall. Investments in equity securities issued by small and        We cannot eliminate that risk, but we do try to address it by
medium sized companies, which often borrow money to finance       monitoring economic conditions, especially interest rate
operations, may also be adversely affected by rising interest     trends and their potential impact on the Portfolios. The
rates.                                                            Portfolios do not try to increase returns on their investments in debt securities by predicting and aggressively capitalizing
Swaps may be particularly sensitive to interest rate changes.     on interest rate movements. The Intermediate Fixed Income and
Depending on the actual movements of interest rates and how       The Aggregate Fixed Income Portfolios seek to maintain as the
well the portfolio manager anticipates them, a portfolio could    core of their investment portfolios, short and
experience a higher or lower return than anticipated. For         intermediate-term debt securities (under ten years). The
example, if a portfolio holds interest rate swaps and is          Global Fixed Income and The International Fixed Income
required to make payments based on variable interest rates, it    Portfolios anticipate that average weighted maturity will be
will have to make increased payments if interest rates rise,      in the five-to-ten year range, with a possible shift beyond
which will not necessarily be offset by the fixed-rate            ten years in a declining interest rate environment and a
payments it is entitled to receive under the swap agreement.      possible shortening below five years in a rising interest rate environment.

                                                                  The High-Yield Bond Portfolio, by investing primarily in bonds rated B- or higher by S& P or B3 or higher by Moody's, or
                                                                  unrated bonds, is subject to interest rate risks. See "Lower
                                                                  Rated Fixed-Income Securities" below. The Real Estate
                                                                  Investment Trust Portfolios, by investing primarily in
                                                                  securities of real estate investment trusts, and the other
                                                                  Portfolios that invest in those securities to a lesser degree, are subject to interest rate risk, in that as interest rates decline, the value of each Portfolio's investments in real estate investment trusts can be expected to rise. Conversely, when interest rates rise, the value of each Portfolio's
                                                                  investments in real estate investment trusts holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing,
                                                                  which can hurt returns on REITs that hold fixed-income
                                                                  obligations.


                                                                  The Balanced, The Intermediate Fixed Income, The Aggregate
                                                                  Fixed Income and The Diversified Core Fixed Income Portfolios,
                                                                  by investing in swaps, are subject to additional interest rate risk. The Portfolios will not invest in interest rate or index swaps with maturities of more than two years. Each business day we will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

                                                                  The Mid-Cap Value Equity, The Mid-Cap Growth Equity, The
                                                                  Small-Cap Value Equity, The Small-Cap Growth Equity, The
                                                                  All-Cap Growth Equity and The International Small-Cap
                                                                  Portfolios and, to a lesser extent, The Select Equity
                                                                  Portfolio, invest in small or mid-cap companies and we seek to address the potential interest rate risks by analyzing each company's financial situation and its cash flow to determine the company's ability to finance future expansion and
                                                                  operations. The potential impact that rising interest rates might have on a stock is taken into consideration before a stock is purchased.
----------------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------

Foreign Risk is the risk that foreign securities may be           The International Equity, The International Large-Cap Equity,
adversely affected by political instability, changes in           The Labor Select International Equity, The Global Fixed
currency exchange rates, foreign economic conditions or           Income, The International Fixed Income, The Global Equity, The
inadequate regulatory and accounting standards. In addition,      Emerging Markets and The International Small-Cap Portfolios
there is the possibility of expropriation, nationalization or     will invest in securities of foreign issuers, which normally
confiscatory taxation, taxation of income earned in foreign       are denominated in foreign currencies, and may hold foreign
nations or other taxes imposed with respect to investments in     currencies directly. The Core Equity Portfolio may invest up
foreign nations, foreign exchange controls, which may include     to 5% of its assets; The Real Estate Investment Trust, The
suspension of the ability to transfer currency from a given       High-Yield Bond, The Small-Cap Growth Equity and The All-Cap
country, and default in foreign government securities. As a       Growth Equity Portfolios may invest up to 10% of their
result of these factors, foreign securities markets may be        respective total assets; The Diversified Core Fixed Income
less liquid and more volatile than U.S. markets and the           Portfolio may invest up to 20% of its total assets; and The
Portfolios may experience difficulties and delays in              Small-Cap Value Equity Portfolio may invest up to 25% of its
converting foreign currencies back into U.S. dollars. Such        assets in foreign securities. The Balanced, The Equity Income
events may cause the value of certain foreign securities to       , The Select Equity and The Mid-Cap Value Equity Portfolios
fluctuate widely and may make it difficult to accurately value    typically invest only a small portion of their assets in
foreign securities.                                               foreign securities, usually through depositary receipts
                                                                  denominated in U.S. dollars and traded on a U.S. exchange. The
                                                                  Asset Allocation Portfolio, to the extent consistent with its investment objective, may also purchase foreign securities. We attempt to reduce the risks presented by foreign investments by conducting world-wide fundamental research with an emphasis on company visits. In addition, we monitor current economic and market conditions and trends, the political and regulatory environment and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a
                                                                  Portfolio may hedge exposure to those currencies for defensive purposes.
----------------------------------------------------------------- ------------------------------------------------------------------
Currency Risk is the risk that the value of an investment may     The Portfolios described above that are subject to foreign
be negatively affected by changes in foreign currency exchange    risk may be affected by changes in currency rates and exchange
rates. Adverse changes in exchange rates may reduce or            control regulations and may incur costs in connection with
eliminate any gains produced by investments that are              conversions between currencies. To hedge this currency risk
denominated in foreign currencies and may increase losses.        associated with investments in non-U.S. dollar denominated securities, the Portfolios that focus on global and
                                                                  international investments may invest in forward foreign
                                                                  currency contracts. Those activities pose special risks which do not typically arise in connection with investments in U.S.
                                                                  securities. In addition, The International Fixed Income, The
                                                                  Global Equity, The International Small-Cap, The Balanced, The
                                                                  Equity Income, The Diversified Core Fixed Income, The Emerging
                                                                  Markets, The International Large-Cap Equity and The Asset
                                                                  Allocation Portfolios may engage in foreign currency options and futures transactions.
----------------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------

Emerging Markets Risk is the possibility that the risks           The Emerging Markets Portfolio focuses its investments on
associated with international investing will be greater in        companies in these markets and The International Equity, The
emerging markets than in more developed foreign markets           International Large-Cap Equity, The Labor Select International
because, among other things, emerging markets may have less       Equity, The Global Equity, The International Small-Cap, The
stable political and economic environments. In addition, in       Global Fixed Income, The International Fixed Income, The Real
many emerging markets, there is substantially less publicly       Estate Investment Trust, The Diversified Core Fixed Income,
available information about issuers and the information that      The High-Yield Bond and The Asset Allocation Portfolios may
is available tends to be of a lesser quality. Economic markets    invest a portion of their assets in securities of issuers
and structures tend to be less mature and diverse and the         located in emerging markets. The Portfolios cannot eliminate
securities markets which are subject to less government           these risks but will attempt to reduce these risks through
regulation or supervision may also be smaller, less liquid and    portfolio diversification, credit analysis, and attention to
subject to greater price volatility.                              trends in the economy, industries and financial markets and other relevant factors.
----------------------------------------------------------------- ------------------------------------------------------------------
Lower Rated Fixed-Income Securities (high-yield, high risk        The International Fixed Income, The Global Fixed Income, The
securities), while generally having higher yields, are subject    Diversified Core Fixed Income and The Asset Allocation
to reduced creditworthiness of issuers, increased risks of        Portfolios may invest up to 5%, 5% , 30% and 55%,
default and a more limited and less liquid secondary market       respectively, of its assets in high risk, high-yield
than higher rated securities. These securities are subject to     fixed-income securities of foreign governments including, with
greater price volatility and risk of loss of income and           specified limitations, Brady Bonds. The High-Yield Bond
principal than are higher rated securities. Lower rated and       Portfolio invests primarily in lower-rated fixed-income
unrated fixed-income securities tend to reflect short-term        securities in an effort to attain higher yields, and this is a
corporate and market developments to a greater extent than        primary risk of investing in this Portfolio. The All-Cap
higher rated fixed-income securities, which react primarily to    Growth Equity Portfolio, which may invest in lower rated
fluctuations in the general level of interest rates.              fixed-income securities, will limit its investments in such
Fixed-income securities of this type are considered to be of      securities to 5% of its total assets. The Emerging Markets
poor standing and primarily speculative. Such securities are      Portfolio may invest up to 35% of its assets and The
subject to a substantial degree of credit risk.                   International Small-Cap Portfolio may invest up to 15% of its net assets in high-yield, high risk fixed-income securities, including Brady Bonds. See "Emerging Markets Risk" above. The
                                                                  Small-Cap Value Equity Portfolio may invest up to 25% of its net assets in high-yield, high risk securities rated below Baa by Moody's or BBB by S&P when the Portfolio's manager believes that capital appreciation from those securities is likely. The
                                                                  Equity Income Portfolio may invest up to 15% of net assets in high-yield, high risk securities rated BB or B by an NRSRO or, if unrated, deemed to be of equivalent quality. The Portfolios will attempt to reduce these risks through portfolio
                                                                  diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.
----------------------------------------------------------------- ------------------------------------------------------------------
Liquidity Risk is the possibility that securities cannot be       We limit each Portfolio's exposure to illiquid securities as
readily sold within seven days at approximately the price that    described under "Additional Investment Information - Illiquid
the Portfolio values them.                                        Securities."


                                                                  Swap agreements entered into by The Balanced, The Intermediate
                                                                  Fixed Income, The Aggregate Fixed Income and The Diversified
                                                                  Core Fixed Income Portfolios will be treated as illiquid
                                                                  securities. However, most swap dealers will be willing to
                                                                  repurchase interest rate swaps.
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

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------
Futures Contracts, Options on Futures Contracts, Forward          The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The
Contracts, and Certain Options used as investments for hedging    Small-Cap Value Equity, The Real Estate Investment Trust, The
and other non-speculative purposes involve certain risks. For     Small-Cap Growth Equity, The Balanced, The Equity Income, The
example, a lack of correlation between price changes of an        Select Equity, The Core Equity, The Global Equity, The
option or futures contract and the assets being hedged could      Diversified Core Fixed Income, The All-Cap Growth Equity, The
render a Portfolio's hedging strategy unsuccessful and could      Emerging Markets, The International Small-Cap, The
result in losses. The same results could occur if movements of    International Large-Cap Equity and The Asset Allocation
foreign currencies do not correlate as expected by the            Portfolios may use certain options strategies or may use
investment adviser at a time when a Portfolio is using a          futures contracts and options on futures contracts. The
hedging instrument denominated in one foreign currency to         Portfolios will not enter into futures contracts and options
protect the value of a security denominated in a second           thereon to the extent that more than 5% of a Portfolio's
foreign currency against changes caused by fluctuations in the    assets are required as futures contract margin deposits and
exchange rate for the dollar and the second currency. If the      premiums on options and only to the extent that obligations
direction of securities prices, interest rates or foreign         under such futures contracts and options thereon would not
currency prices is incorrectly predicted, the Portfolio will      exceed 20% of the Portfolio's total assets.
be in a worse position than if such transactions had not been
entered into. In addition, since there can be no assurance        See also "Foreign Risk" and "Currency Risk" above.
that a liquid secondary market will exist for any contract
purchased or sold, a Portfolio may be required to maintain a position (and in the case of written options may be required to continue to hold the securities used as cover) until
exercise or expiration, which could result in losses. Further, options and futures contracts on foreign currencies, and
forward contracts, entail particular risks related to
conditions affecting the underlying currency. Over-the-counter transactions in options and forward contracts also involve
risks arising from the lack of an organized exchange trading environment.
----------------------------------------------------------------- ------------------------------------------------------------------
Zero Coupon and Pay-In-Kind Bonds are generally considered to     The Emerging Markets, The International Small-Cap, The
be more interest sensitive than income bearing bonds, to be       High-Yield Bond and The Diversified Core Fixed Income
more speculative than interest-bearing bonds, and to have         Portfolios may invest in zero coupon and pay-in-kind bonds to
certain tax consequences which could, under certain               the extent consistent with each Portfolio's investment
circumstances be adverse to a Portfolio. For example, the         objective. We cannot eliminate the risks of zero coupon bonds,
Portfolio accrues, and is required to distribute to               but we do try to address them by monitoring economic
shareholders income on its zero coupon bonds. However, the        conditions, especially interest rate trends and their
Portfolio may not receive the cash associated with this income    potential impact on the Portfolios.
until the bonds are sold or mature. If the Portfolio does not have sufficient cash to make the required distribution of
accrued income, the Portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.
----------------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------
Portfolio Turnover rates reflect the amount of securities that    The Select Equity, The Intermediate Fixed Income, The
are replaced from the beginning of the year to the end of the     Aggregate Fixed Income, The Global Fixed Income, The
year by a Portfolio. The higher the amount of portfolio           International Fixed Income, The Diversified Core Fixed Income
activity, the higher the brokerage costs and other transaction    and The All-Cap Growth Equity Portfolios will normally
costs of a Portfolio are likely to be. The amount of portfolio    experience annual portfolio turnover rates exceeding 100%, but
activity will also affect the amount of taxes payable by          those rates are not expected to exceed 300% with respect to
Portfolios' shareholders that are subject to federal income       The Select Equity Portfolio, 250% with respect to The
tax, as well as the character (ordinary income vs. capital        Intermediate Fixed Income, The Aggregate Fixed Income and The
gains) of such tax obligations.                                   Diversified Core Fixed Income Portfolios and 200% with respect to The Global Fixed Income and The International Fixed Income
                                                                  Portfolios.


                                                                  Due to the implementation of a change in investment strategy for the equity portion of The Balanced Portfolio, the
                                                                  Portfolio may experience an annual portfolio turnover rate that is greater than 100%
----------------------------------------------------------------- ------------------------------------------------------------------
Company Size Risk is the risk that small or medium size           The Mid-Cap Value Equity, The Mid-Cap Growth Equity, The
companies may be more volatile than larger companies because      Small-Cap Value Equity, The Small-Cap Growth Equity, The
of limited financial resources or dependence on narrow product    All-Cap Growth Equity and The International Small-Cap
lines.                                                            Portfolios maintain a well diversified portfolio and, together with The Select Equity Portfolio, select stocks carefully and monitor them continuously in an effort to manage this risk.
----------------------------------------------------------------- ------------------------------------------------------------------
Prepayment Risk is the risk that homeowners will prepay           The Aggregate Fixed Income, The Diversified Core Fixed Income,
mortgages during periods of low interest rates, forcing an        The Intermediate Fixed Income, The Real Estate Investment
investor to reinvest money at interest rates that might be        Trust, The Global Fixed Income, The Asset Allocation, The Core
lower than those on the prepaid mortgage.                         Equity and The Balanced Portfolios may invest in
                                                                  Mortgage-Backed Securities, Collateralized Mortgage
                                                                  Obligations (CMOs) and Real Estate Mortgage Investment
                                                                  Conduits (REMICs). These Portfolios take into consideration the likelihood of prepayment when mortgages are selected. The
                                                                  Portfolios may look for mortgage securities that have
                                                                  characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest
                                                                  rates.
----------------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------

Real Estate Industry Risk include among others: possible          The Real Estate Investment Trust Portfolios operate as
declines in the value of real estate; risks related to general    "non-diversified" funds as defined by the 1940 Act. Since each
and local economic conditions; possible lack of availability      Portfolio invests principally in REITs it is more subject to
of mortgage funds; overbuilding; extended vacancies of            the risks associated with the real estate industry. Investors
properties; increases in competition; property taxes and          should carefully consider these risks before investing in the
operating expenses; changes in zoning laws; costs resulting       Portfolio. To the extent The Asset Allocation, The Balanced,
from the clean-up of, and liability to third parties resulting    The Select Equity, The Core Equity, The International
from, environmental problems; casualty for condemnation           Small-Cap and The Small-Cap Value Equity Portfolios invest in
losses; uninsured damages from floods, earthquakes or other       REITs, those Portfolios, although to a lesser degree than The
natural disasters; limitations on and variations in rents; and    Real Estate Investment Trust Portfolios, are subject to the
changes in interest rates. REITs are subject to substantial       same risks.
cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended and/or to maintain exemptions from the 1940 Act.
----------------------------------------------------------------- ------------------------------------------------------------------
Non-Diversified Portfolios are believed to be subject to          The Real Estate Investment Trust, The Global Fixed Income, The
greater risks because adverse effects on their security           International Fixed Income, The Emerging Markets, The Select
holdings may affect a larger portion of their overall assets.     Equity and The Asset Allocation Portfolios will not be
                                                                  diversified under the 1940 Act. This means these Portfolios may invest in securities of any one issuer in an amount
                                                                  greater than 5% of the Portfolio's total assets. However, each
                                                                  Portfolio will satisfy the Internal Revenue Code's
                                                                  diversification requirement, which requires that 50% of the
                                                                  Portfolio's assets be represented by cash, cash items, certain qualifying securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the
                                                                  Portfolio's total assets. With the exception of The Real
                                                                  Estate Investment Trust, The Select Equity and The Asset
                                                                  Allocation Portfolios, these Portfolios, in practice, do not intend to be heavily invested in any single particular
                                                                  industry. The Real Estate Investment Trust Portfolio will
                                                                  always be heavily invested in the real estate industry. The
                                                                  Select Equity Portfolio will always be invested in at least 20 issuers, and in general will not hold more than a 5% position in each issuer. Although the Asset Allocation Portfolio may be substantially invested in a relatively small number of
                                                                  Portfolios, most of these Portfolios are diversified or, if non-diversified, are nonetheless not heavily invested in any single issuer.
----------------------------------------------------------------- ------------------------------------------------------------------

----------------------------------------------------------------- ------------------------------------------------------------------
Risks                                                             How we strive to manage them
----------------------------------------------------------------- ------------------------------------------------------------------

Transaction costs risk is the risk that the cost of buying,       The International Equity, The International Large-Cap Equity,
selling and holding foreign securities, including brokerage,      The Labor Select International Equity, The Real Estate
tax and custody costs, may be higher than those involved in       Investment Trust, The Diversified Core Fixed Income, The
domestic transactions.                                            Global Fixed Income, The International Fixed Income, The
                                                                  Global Equity, The Emerging Markets, The International
                                                                  Small-Cap, The Asset Allocation, The Small-Cap Value Equity,
                                                                  The Small-Cap Growth Equity, The Core Equity, The Balanced,
                                                                  The Equity Income, The High-Yield Bond, The Select Equity, The
                                                                  Mid-Cap Value Equity and The All-Cap Growth Equity Portfolios
                                                                  are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest in foreign securities. We strive to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.
----------------------------------------------------------------- ------------------------------------------------------------------




Year 2000


As with other mutual funds, financial and business organizations and individuals around the world, each Portfolio could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund has taken steps to obtain satisfactory assurances that each Portfolio's major service providers have taken steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of any of the Portfolios. The Year 2000 Problem may also adversely affect the issuers of securities in which each Portfolio invests. The portfolio managers and investment professionals of each Portfolio consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Management of the Fund

Trustees

The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. The business and affairs of Foundation Funds and its series, The Asset Allocation Portfolio, are managed under the direction of Foundation Funds' Board of Trustees. See the Fund's Statement of Additional Information for additional information about the Fund's and Foundation Funds' officers and trustees.

Fund Officers and Portfolio Managers

Robert Akester
Senior Portfolio Manager - Delaware International Advisers Ltd. (The Emerging Markets Portfolio)
Prior to joining Delaware International in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

Damon J. Andres
Vice President/Portfolio Manger - The Real Estate Investment Trust Portfolios Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management teams since 1997.

Robert L. Arnold
Vice President/Senior Portfolio Manager - The Global Equity Portfolio
Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. Before acting as a portfolio manager at Delaware Investments, he was a financial analyst focusing on the financial services industry, including banks, thrifts, insurance companies and consumer finance companies. Prior to joining Delaware Investments in March 1992, he was a planning analyst with Chemical Bank in New York. He began his investment career as a management consultant with Arthur Young in Philadelphia. Delaware acts as sub-adviser to The Global Equity Portfolio, managing the U.S. securities portion of the Portfolio. In that capacity, Mr. Arnold furnishes investment recommendations, asset allocation advice, research and other services with respect to U.S. securities. Mr. Arnold has managed the U.S. component of The Global Equity Portfolio since its inception.

Fiona A. Barwick
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio)
Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999.

Joanna Bates

Senior Portfolio Manage/Credit and Emerging Markets - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

Christopher S. Beck
Vice President/Senior Portfolio Manager - The Small-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolios and The Mid-Cap Value Equity Portfolio
Mr. Beck began his career in the investment business with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Investments in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company. He holds a BS from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has managed The Small-Cap Value Equity Portfolio since its inception, The Real Estate Investment Trust Portfolios since May 1999 and The Mid-Cap Value Equity Portfolio since January 1999.

Joshua H. Brooks
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Small-Cap Portfolio)
Mr. Brooks holds a bachelor's degree from Yale University and holds an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the emerging markets team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International. Mr. Brooks has managed The International Small-Cap Portfolio since its inception.

Timothy G. Connors
Vice President/Senior Portfolio Manager - The Select Equity Portfolio
Mr. Connors earned a bachelor's degree at the University of Virginia and a MBA in Finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA charterholder and a member of the Association for Investment Management and Research. Mr. Connors has managed The Select Equity Portfolio since its inception.

George E. Deming
Vice President/Senior Portfolio Manager - The Large-Cap Value Equity Portfolio Mr. Deming received a BA in Economics and Political Science from the University of Vermont and an MA in International Affairs from the University of Pennsylvania. Prior to joining Delaware Investments in 1978, he was responsible for portfolio management and institutional sales at White, Weld & Co., Inc. He is a member of the Financial Analysts of Philadelphia. Mr. Deming has managed The Large-Cap Value Equity Portfolio since its inception.

Elizabeth A. Desmond
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio, The Global Equity Portfolio and The International Large-Cap Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Large-Cap Equity Portfolio and the foreign securities component of The Global Equity Portfolio since their respective dates of inception and The International Equity Portfolio since October 1999.

J. Paul Dokas
Vice President/Senior Portfolio Manager - The Select Equity Portfolio and The Asset Allocation Portfolio
Mr. Dokas holds a BBA in Business from Loyola College and an MBA in Business from the University of Maryland. Prior to joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell Atlantic Corporation in Philadelphia. Mr. Dokas is a CFA charterholder. Mr. Dokas has managed The Select Equity Portfolio since its inception and will manage The Asset Allocation Portfolio when it commences operations.

Roger A. Early
Vice President/Senior Portfolio Manager - The Diversified Core Fixed Income Portfolio
Mr. Early has an undergraduate degree in economics from the University of Pennsylvania's Wharton School and an MBA in finance and accounting from the University of Pittsburgh. He is also a CPA and a CFA charterholder. Prior to joining Delaware Investments, Mr. Early was a portfolio manager for Federated Investment Counseling's fixed-income group, with over $1 billion in assets. Mr. Early has managed The Diversified Core Fixed Income Portfolio since its inception.

John B. Fields
Senior Vice President/Senior Portfolio Manager - The Equity Income Portfolio
Mr. Fields, who has 27 years experience in investment management, earned a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Prior to that time, he was Director of Equity Research at Comerica Bank. Mr. Fields is a member of the Financial Analysts Society of Wilmington, Delaware. In researching securities and making investment decisions for the Portfolio, Mr. Fields regularly consults with a team of Delaware portfolio managers utilizing the same investment strategy. Mr. Fields has managed The Equity Income Portfolio since its inception.

Gerald S. Frey
Senior Vice President/Senior Portfolio Manager - The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The All-Cap Growth Equity Portfolio
Mr. Frey holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. He has approximately 20 years' experience in the money management business. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has managed The Small-Cap Growth Equity Portfolio and The All-Cap Growth Equity Portfolio since their respective dates of inception and The Mid-Cap Growth Equity Portfolio since June 1996.

Clive A. Gillmore

Deputy Managing Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio)

A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception and The International Equity Portfolio since March 1999.

Gavin A. Hall
Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Small-Cap Portfolio)
Mr. Hall joined Delaware International Advisers in 1991. He began his investment career with Barings Investment Management Ltd. after attending Dulwich College. In 1988, he became a Portfolio Manager and Research Analyst covering the United Kingdom market at Hill Samuel Investment Advisers Ltd. At Delaware International his research responsibilities have included covering the United Kingdom, Continental European and Asian equity markets. Mr. Hall has managed The International Small-Cap Portfolio since its inception.


John Jares
Vice President/Senior Portfolio Manager - The Balanced Portfolio
Mr. Jares holds a BS degree in finance and an MBA from the University of Colorado. He will join Delaware Investments in March 2000. Mr. Jares comes to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services , Inc. in 1992. Mr. Jares is a CFA Charterholder.

John Kirk
Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)
Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Delaware International in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed-Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

Paul A. Matlack
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio
Mr. Matlack is a graduate of the University of Pennsylvania and received an MBA in Finance from George Washington University. He began his career with Mellon Bank as a credit specialist analyzing leveraged transactions in the chemical and pharmaceutical industries. He subsequently served as a loan officer in Mellon's Corporate Lending Division and in the Special Industries Group at Provident National Bank, before joining Delaware Investments in 1989. He is a CFA charterholder. Mr. Matlack has managed The High-Yield Bond Portfolio and the U.S. high-yield component of The Diversified Core Fixed Income Portfolio since their respective dates of inception.

Nigel G. May

Director/Senior Portfolio Manager - Delaware International Advisers Ltd. (The International Large-Cap Equity Portfolio)

Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Delaware International in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Large-Cap Equity Portfolio since its inception.

Frank X. Morris
Vice President/Senior Portfolio Manager - The  Core Equity Portfolio
Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware Investments in 1997. He previously served as Vice President and Director of Equity Research at PNC Asset Management. He is President of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts. Mr. Morris has managed The Core Equity Portfolio since March 1999.

Christopher A. Moth

Director/Senior Portfolio Manager/Head of Investment Strategy - Delaware International Advisers Ltd. (The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio)

Mr. Moth is a graduate of The City University London. He joined Delaware International in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed-Income Portfolio, The International Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio since July 1999.

Gerald T. Nichols
Vice President/Senior Portfolio Manager - The High-Yield Bond Portfolio
Mr. Nichols is a graduate of the University of Kansas, where he received an MS in Finance and a BS in Business Administration. Prior to joining Delaware Investments in 1989, he was the investment officer for a merchant banking firm with interests in the insurance and thrift industries. Mr. Nichols began his career in the high-yield bond market with Waddell and Reed, Inc. in 1983 where, as a high-yield credit analyst, he followed a variety of industries. He is a CFA charterholder. Mr. Nichols has managed The High-Yield Bond Portfolio since its inception.

Gary A. Reed
Vice President/Senior Portfolio Manager - The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Balanced Portfolio
Mr. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his investment career in 1978 with The Equitable Life Assurance Society, specializing in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed served as Vice President and Manager of the Fixed Income Department at Irving Trust Company. Mr. Reed has managed both discretionary and structured fixed-income portfolios and is experienced with a broad range of high-grade fixed-income securities. Additionally, he has developed investment programs for Decommissioning Trust Funds and supervised their management. Mr. Reed has managed The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and the fixed-income portion of The Balanced Portfolio since their respective dates of inception.

David G. Tilles
Managing Director and Chief Investment Officer - Delaware International Advisers Ltd.
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Thomas J. Trotman
Vice President/Portfolio Manager - The Real Estate Investment Trust Portfolios Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder. Mr. Trotman has been on The Real Estate Investment Trust Portfolios' management teams since 1998.

Investment Advisers

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to The Large-Cap Value Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Small-Cap Value Equity, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Real Estate Investment Trust, The Intermediate Fixed Income, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The Core Equity and The All-Cap Growth Equity Portfolios and furnishes sub-investment advisory services to The Global Equity Portfolio related to the U.S. securities portion of that Portfolio. Lincoln Investment Management, Inc. ("Lincoln"), a wholly owned subsidiary of Lincoln National Corporation, acts as sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios. In its capacity as sub-adviser, Lincoln furnishes Delaware with investment recommendations, asset allocation advice, research, economic analysis and other investment services with respect to the securities in which The Real Estate Investment Trust Portfolios may invest. Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Lincoln (formerly named Lincoln National Investment Management Company) was incorporated in 1930. Lincoln's primary activity is institutional fixed-income investment management and consulting. Such activity includes fixed-income portfolios, private placements, real estate debt and equity, and asset/liability management. Lincoln provides investment management services to Lincoln National Corporation, its principal subsidiaries and affiliated registered investment companies, and acts as investment adviser to other unaffiliated clients.

Delaware International Advisers Ltd. ("Delaware International"), an affiliate of Delaware, furnishes investment advisory services to The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios and furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of that Portfolio. Delaware International commenced operations as a registered investment adviser in December 1990.

Delaware has entered into Investment Advisory Agreements with the Fund on behalf of The Large-Cap Value Equity, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Small-Cap Value Equity, The Diversified Core Fixed Income, The Aggregate Fixed Income, The Real Estate Investment Trust, The Intermediate Fixed Income, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The Core Equity and The All-Cap Growth Equity Portfolios. Delaware has also entered into a Sub-Advisory Agreement with Lincoln with respect to The Real Estate Investment Trust Portfolios and with Delaware International with respect to The Diversified Core Fixed Income Portfolio. Delaware International has entered into Investment Advisory Agreements with the Fund on behalf of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios. Delaware International has entered into a Sub-Advisory Agreement with Delaware on behalf of The Global Equity Portfolio. Under these Agreements, Delaware and Delaware International, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements. In this regard, it is their responsibility to make investment decisions for the respective Portfolios. The investment adviser and sub-adviser, where applicable, were paid an aggregate fee for the last fiscal year for which data are available (as a percentage of average daily net assets) as follows:

                              Investment Management
                Fees Paid After Voluntary or Contractual Waivers
                   For the Fiscal Year Ended October 31, 1999


Portfolio


The Large-Cap Value Equity Portfolio                                   0.55%
The Core Equity Portfolio                                              none
The Balanced Portfolio                                                 0.55%*
The Equity Income Portfolio                                            0.55%*
The Select Equity Portfolio                                            1.00%*
The Mid-Cap Growth Equity Portfolio                                    0.65%
The Mid-Cap Value Equity Portfolio                                     0.44%
The Small-Cap Value Equity Portfolio                                   0.75%*
The Small-Cap Growth Equity Portfolio                                  0.45%
The Real Estate Investment Trust Portfolio                             0.52%
The Real Estate Investment Trust Portfolio II                          0.13%
The Global Equity Portfolio                                            none
The International Equity Portfolio                                     0.75%
The Labor Select International Equity Portfolio                        0.75%
The Emerging Markets Portfolio                                         1.00%
The International Small-Cap Portfolio                                  1.00%*
The International Large-Cap Equity Portfolio                           0.75%*
The All-Cap Growth Equity Portfolio                                    0.75%*
The Intermediate Fixed Income Portfolio                                0.16%
The Aggregate Fixed Income Portfolio                                   0.31%
The High-Yield Bond Portfolio                                          0.26%
The Diversified Core Fixed Income Portfolio                            0.16%
The Global Fixed Income Portfolio                                      0.48%
The International Fixed Income Portfolio                               0.46%
The Asset Allocation Portfolio                                         0.05%*


* These Portfolios have not been operating for a full fiscal year or have not yet commenced operations. The fee stated above is the fee that the investment adviser is entitled to receive under its Investment Management Agreement with the Portfolio.


Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). DMH, Delaware and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation ("Lincoln National"). Lincoln Investment Management, Inc. ("Lincoln"), the sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios, is a wholly owned subsidiary of Lincoln National. Delaware, Delaware International and Lincoln may be deemed to be affiliated persons under the 1940 Act, as the three companies are each under the ultimate control of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Delaware International's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE. Lincoln's address currently is 200 East Berry Street, Fort Wayne, IN 46802.


From time to time, certain institutional separate accounts advised by Delaware International and an affiliate of Delaware, may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions will affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware, Delaware International or their affiliates, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in a Portfolio. Such reductions would not apply to The Asset Allocation Portfolio to the extent that management fees of the Portfolios are indirectly charged to shareholders of The Asset Allocation Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 1818 Market Street, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual fixed fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. DSC provides The Asset Allocation Portfolio with similar services pursuant to an Amended and Restated Shareholder Services Agreement with the Fund and a Fund Accounting Agreement with Foundation Funds.

Distributor

Delaware Distributors, L.P. ("DDLP"), 1818 Market Street, Philadelphia, PA 19103, serves as the exclusive Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund or Foundation Funds. DDLP provides The Asset Allocation Portfolio with similar services to the Fund pursuant to a Distribution Agreement with Foundation Funds. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund and for the Foundation Funds.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

o    Audited annual financial reports

o    Unaudited semi-annual financial reports.

o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisers expect to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 1-800-231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number. Written correspondence should be addressed to:

                            Delaware Pooled Trust*
                            One Commerce Square
                            2005 Market Street
                            Philadelphia, PA 19103
                            Attention: Client Services

*Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a Portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. Such an exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

With respect to exchanges involving The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio, an investor will be assessed a purchase reimbursement fee by the respective Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio and a shareholder of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio will be assessed a redemption reimbursement fee by the respective Portfolio when exchanging out of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio into another Portfolio. See "Redemption of Shares" and "Purpose of Reimbursement Fees."

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in a Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

Purchase Reimbursement Fee. In the case of The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios, there is a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the relevant Portfolios, equals 0.75% of the dollar amount invested for The Emerging Markets Portfolio, 0.40% of the dollar amount invested for The Global Equity Portfolio, 0.55% of the dollar amount invested for The International Small-Cap Portfolio and 0.45% of the dollar amount invested for The International Large-Cap Equity Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee does not apply to investments in the Portfolios that are made by contributions of securities in-kind or reinvestments of dividends or other distributions. See "Purpose of Reimbursement Fees" and "Redemption of Shares" below.

In-Kind Purchases. Eligible investors in The International Equity Portfolio may, under certain circumstances, be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Eligible investors in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio may elect to pay the purchase reimbursement fee or, with the agreement of the Portfolio's adviser, to invest by a contribution in-kind in securities or by following another procedure that would have the same economic effect as an in-kind purchase, including the procedure described below. At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Institutions proposing to invest an amount which at the time they telephone the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or, by following another procedure that will have the same economic effect as an in-kind purchase. In either case, an investor that is required to purchase shares pursuant to those procedures will be required to pay the brokerage or other transaction costs of acquiring the subject securities. Prospective investors will be notified when they telephone the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.


The purchase price per share for investors purchasing shares by an in-kind procedure shall be the net asset value next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund to determine whether the Portfolio's adviser will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's net asset value. See "Valuation of Shares." Investors in The International Equity Portfolio required to follow these procedures and those proposing to invest in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio electing to do so should contact the Fund at (1-800-231-8002) for further information.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of a Portfolio may be made by having your bank wire Federal Funds to First Union Bank as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

o Second, instruct your bank to wire the specified amount of Federal Funds to First Union Bank, Philadelphia, PA, ABA #031201467, DSC Wire Purchase Bank Account # 2014128934013. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, First Union Bank and The Chase Manhattan Bank, the Fund's custodian are open for business.

o Third, complete the Account Registration Form within two days and mail it to:

                             Delaware Pooled Trust*
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             Attn: Client Services

*Account registrations for The Asset Allocation Portfolio will be forwarded to Foundation Funds.

How to Purchase Shares By Mail

Purchases of shares of a Portfolio may also be made by mailing a check payable to the specific Portfolio selected to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.

                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. For redemptions of shares of The Emerging Markets Portfolio, a redemption reimbursement fee equal to 0.75% of the amount redeemed is deducted automatically and paid to the Portfolio; for The Global Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.30% of the amount redeemed; for The International Small-Cap Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.45% of the amount redeemed; and for The International Large-Cap Equity Portfolio, the reimbursement fee paid to the Portfolio is equal to 0.35% of the amount redeemed.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. Shares of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The International Large-Cap Equity Portfolio and The Emerging Markets Portfolio may, under certain circumstances, be required to be redeemed in-kind in portfolio securities, as noted below.

By Mail or FAX Message

Each Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Copies of this request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

                             Send your requests to:
                             Delaware Pooled Trust*
                             Attn: Client Services
                             One Commerce Square
                             2005 Market Street
                             Philadelphia, PA 19103
                             FAX # 215-255-1162

*Requests relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds.

By Telephone

o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

o Shares cannot be redeemed by telephone if stock certificates are held for those shares or, in the case of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio, in instances when the special in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

o Redemption requests will be priced at the net asset value next determined after the request is received.

o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder.

o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolios nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Redemptions In-Kind or Similar Procedures for The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The International Small-Cap, The International Large-Cap Equity and The Emerging Markets Portfolios.

Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in Portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. In either case, an investor that is required to redeem shares pursuant to this election will bear the brokerage or other transaction costs of selling the Portfolio securities representing the value of their redeemed shares. If a redemption of shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Investors in these Portfolios should contact the Fund at 1-800-231-8002 for further information.

Eligible investors who have an existing investment counseling relationship with Delaware or Delaware International, or their affiliates, will not be subject to the Fund's in-kind redemption requirements until such time as the Fund receives appropriate regulatory approvals to permit such redemptions for the account of such eligible investors.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of

Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

With respect to The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The International Small-Cap, The Global Equity, The International Large-Cap Equity and The Emerging Markets Portfolios, as noted above, or if the Fund otherwise determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of Portfolio securities so received in payment of redemptions.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

Purpose of Reimbursement Fees for The Emerging Markets, The Global Equity, The International Small-Cap and The International Large-Cap Equity Portfolios. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio (and, indirectly, such Portfolio's existing shareholders) would have to bear such costs. These costs include: (1) brokerage costs; (2) market impact costs, i.e., the increase in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

The fees represent the investment adviser's estimate of the brokerage and other transaction costs incurred by a Portfolio in purchasing and selling portfolio securities, especially international stocks. Without the fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions. Also, when a portfolio acquires securities of companies in emerging markets, transaction costs incurred when purchasing or selling stocks are extremely high. There are three components of transaction costs - brokerage fees, the difference between the bid/asked spread and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.

                               VALUATION OF SHARES

The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available at the time when net assets are valued. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current asked price nor less than the current bid prices. Domestic equity securities traded over-the-counter, domestic equity securities which are not traded on the valuation date and U.S. government securities are priced at the mean of the bid and ask price.

Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the value of the Fund's assets may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by an independent pricing service or any major financial institution, including The Chase Manhattan Bank, the Fund's custodian.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Intermediate Fixed Income Portfolio expects to declare dividends daily and distribute them monthly. The High-Yield Bond and The Global Fixed Income Portfolios expect to declare dividends monthly and distribute them monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios expect to declare and distribute dividends quarterly. The Aggregate Fixed Income, The Diversified Core Fixed Income, The Balanced, The Equity Income, The Select Equity, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Small-Cap Value Equity, The Global Equity, The International Small-Cap, The International Equity, The International Large-Cap Equity, The Small-Cap Growth Equity, The Asset Allocation, The Core Equity, The All-Cap Growth Equity, The Emerging Markets and The Real Estate Investment Trust Portfolios expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                      TAXES

General

Each Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the equity oriented portfolios, with the exception of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

Distributions paid by a Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in a Portfolio. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of a Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

Foreign Taxes

Each of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets and The International Small-Cap Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information has been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request by calling 800-231-8002.



-------------------------------------------------------------------------------------------------------------------------
                                                                                                           The Large-Cap
                                                                                                  Value Equity Portfolio

                                                                              Year ended 10/31
                                                           1999         1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $17.780       $18.530        $16.460       $14.660       $13.080

Income from investment operations:
Net investment income                                     0.311         0.308          0.381         0.440         0.430
Net realized and unrealized
    gain on investments                                   0.629         2.022          3.599         2.960         1.980
                                                        -------      --------        -------       -------       -------
Total from investment operations                          0.940         2.330          3.980         3.400         2.410
                                                        -------      --------        -------       -------       -------
Less dividends and distributions:
Dividends from net investment income                     (0.320)       (0.380)        (0.410)       (0.440)       (0.340)
Distributions from net realized
    gain on investments                                  (2.140)       (2.700)        (1.500)       (1.160)       (0.490)
                                                        -------      --------        -------       -------       -------
Total dividends and distributions                        (2.460)       (3.080)        (1.910)       (1.600)       (0.830)
                                                        -------      --------        -------       -------       -------
Net asset value, end of year                            $16.260       $17.780        $18.530       $16.460       $14.660
                                                        =======      ========        =======       =======       =======
Total  return(1)                                          5.43%        13.50%         26.73%        24.87%        19.77%

Ratios and supplemental data:
Net assets, end of  year (000 omitted)                 $141,410      $117,858        $81,102       $67,179       $51,947
Ratio of expenses to average net assets                   0.64%         0.68%          0.66%         0.67%         0.68%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                              0.64%         0.71%          0.67%         0.70%         0.71%
Ratio of net investment income
    to average net assets                                 1.84%         1.91%          2.15%         2.85%         3.33%
Ratio of net investment income
    to average net assets prior to
    expense limitation and expenses paid
    indirectly                                            1.84%         1.88%          2.14%         2.83%         3.30%
Portfolio turnover                                          96%           85%            73%           74%           88%
-------------------------------------------------------------------------------------------------------------------------

(1) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------
                                                                     The Core
                                                             Equity Portfolio

                                                                       Period
                                                           Year       9/15/98(1)
                                                          Ended       through
                                                       10/31/99      10/31/98
--------------------------------------------------------------------------------
Net asset value, beginning of period                     $8.970       $8.500

Income (loss) from investment operations:
Net investment income                                     0.069        0.012
Net realized and unrealized
    gain (loss) on investments                            0.056        0.458
                                                         ------       ------
Total from investment operations                          0.125        0.470
                                                         ------       ------
Less dividends and distributions:
Dividends from net investment income                     (0.025)        none
Distributions from net realized
    gain on investments                                    none         none
                                                         ------       ------
Total dividends and distributions                        (0.025)        none
                                                         ------       ------
Net asset value, end of period                           $9.070       $8.970
                                                         ======       ======
Total  return(2)                                          1.49%        5.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $2,593       $2,112
Ratio of expenses to average net assets                   0.68%        0.68%
Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly                                            1.29%        1.74%
Ratio of net investment income
    to average net assets                                 0.78%        1.15%
Ratio of net investment income (loss)
    to average net assets prior to expense
    limitation and expenses paid indirectly               0.17%        0.09%
Portfolio turnover                                          92%          53%
--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------
                                                                  The Mid-Cap
                                                       Value Equity Portfolio

                                                                       Period
                                                         Year        12/29/97(1)
                                                        ended         through
                                                     10/31/99        10/31/98
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.720          $8.500

Income (loss) from investment operations:
Net investment income                                   0.078           0.096
Net realized and unrealized
    gain (loss) on investments                         (0.288)         (0.876)
                                                       ------          ------
Total from investment operations                       (0.210)         (0.780)
                                                       ------          ------
Less dividends and distributions:
Dividends from net investment income                   (0.120)           none
Distributions from net realized
    gain on investments                                  none            none
                                                       ------          ------
Total dividends and distributions                      (0.120)           none
                                                       ------          ------
Net asset value, end of period                         $7.390          $7.720
                                                       ======          ======
Total  return(2)                                       (2.78%)         (9.18%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $2,650          $2,724
Ratio of expenses to average net assets                 0.90%           0.87%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                            1.21%           1.37%
Ratio of net investment income
    to average net assets                               0.99%           1.34%
Ratio of net investment income (loss) to
    average net assets prior to expense
    limitation and expenses paid indirectly             0.67%           0.84%
Portfolio turnover                                       125%            155%
--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------
                                                                  The Small-Cap
                                                        Growth Equity Portfolio

                                                                       Period
                                                                      9/15/98(1)
                                                  Year  ended         through
                                                     10/31/99        10/31/98
--------------------------------------------------------------------------------
Net asset value, beginning of period                   $9.400          $8.500

Income (loss) from investment operations:
Net investment income                                   0.004           0.019
Net realized and unrealized
    gain (loss) on investments                          4.811           0.881
                                                       ------          ------
Total from investment operations                        4.815           0.900
                                                       ------          ------

Less dividends and distributions:
Dividends from net investment income                   (0.025)           none
Distributions from net realized
    gain on investments                                  none            none
                                                       ------          ------
Total dividends and distributions                      (0.025)           none
                                                       ------          ------

Net asset value, end of period                        $14.190          $9.400
                                                      =======          ======

Total  return(2)                                        51.31%          10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                $6,181          $3,318
Ratio of expenses to average net assets                 0.89%           0.89%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                            1.19%           1.78%
Ratio of net investment income
    to average net assets                               0.03%           1.72%
Ratio of net investment income (loss)
    to average net assets prior to expense
    limitations and expenses paid indirectly           (0.28%)          0.83%
Portfolio turnover                                        92%             98%
--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                 The Balanced
                                                                    Portfolio
                                                               Period 6/30/99(1)
                                                             through 10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $8.500

Income (loss) from investment operations:
Net investment income                                                   0.063
Net realized and unrealized
    gain (loss) on investments                                         (0.653)
                                                                     --------
Total from investment operations                                       (0.590)
                                                                     --------

Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized
    gain on investments                                                  none
                                                                     --------
Total dividends and distributions                                        none
                                                                     --------

Net asset value, end of period                                         $7.910
                                                                     --------

Total return(2)                                                        (6.82%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $212,119
Ratio of expenses to average net assets                                 0.72%
Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly                                                     0.78%
Ratio of net investment income
    to average net assets                                               2.30%
Ratio of net investment income
    to average net assets
    prior to expense limitation
    and expenses paid indirectly                                        2.20%
Portfolio turnover                                                       145%
--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                The Small-Cap
                                                                        Value
                                                             Equity Portfolio
                                                               Period 3/29/99(1)
                                                             through 10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $8.500

Income (loss) from investment operations:
Net investment income                                                   0.063
Net realized and unrealized gain (loss) on investments                  0.087
                                                                       ------
Total from investment operations                                        0.150
                                                                       ------

Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized gain on investments                      none
                                                                       ------
Total dividends and distributions                                        none
                                                                       ------

Net asset value, end of period                                         $8.650
                                                                       ======

Total return(2)                                                         1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $2,035
Ratio of expenses to average net assets                                 0.89%
Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly                                                          1.24%
Ratio of net investment income
    to average net assets                                               1.16%
Ratio of net investment income to average net
    assets prior to expense limitation and expenses
    paid indirectly                                                     0.80%
Portfolio turnover                                                        37%
--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

-------------------------------------------------------------------------------------------------------
                                                                       The High-Yield Bond Portfolio

                                                                                              Period
                                                                        Year ended           12/2/96(1)
                                                                             10/31           through
                                                             1999             1998          10/31/97
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.070          $11.180           $10.000

Income (loss) from investment operations:
Net investment income                                       1.080            0.993             0.788
Net realized and unrealized
    gain (loss) on investments                             (1.140)          (0.925)            0.957
                                                           ------          -------           -------
Total from investment operations                           (0.060)           0.068             1.745
                                                           ------          -------           -------

Less dividends and distributions:
Dividends from net investment income                       (1.000)          (0.890)           (0.565)
Distributions from net realized
    gain on investments                                    (0.180)          (0.288)             none
                                                           ------          -------           -------
Total dividends and distributions                          (1.180)          (1.178)           (0.565)
                                                           ------          -------           -------

Net asset value, end of period                             $8.830          $10.070           $11.180
                                                           ======          =======           =======

Total return(2)                                            (1.05%)           0.30%            17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $9,720          $20,706           $11,348
Ratio of expenses to average net assets                     0.59%            0.59%             0.59%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                                0.78%            0.75%             0.79%
Ratio of net investment income
    to average net assets                                   9.25%            9.53%             9.05%
Ratio of net investment income to
    average net assets prior to expense
    limitation and expenses paid indirectly                 9.06%            9.37%             8.85%
Portfolio turnover                                           455%             211%              281%
-------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------


                                                                   The Equity
                                                             Income Portfolio
                                                               Period 6/30/99(1)
                                                             through 10/31/99
--------------------------------------------------------------------------------

Net asset value, beginning of period                                   $8.500

Income (loss) from investment operations:
Net investment income                                                   0.069
Net realized and unrealized gain (loss)
    on investments                                                     (0.659)
                                                                     --------
Total from investment operations                                       (0.590)
                                                                     --------

Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized
    gain on investments                                                  none
                                                                     --------
Total dividends and distributions                                        none
                                                                     --------

Net asset value, end of period                                         $7.910
                                                                     ========

Total return(2)                                                        (6.94%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $144,281
Ratio of expenses to average net assets                                 0.71%
Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly                                                          0.76%
Ratio of net investment income
    to average net assets                                               2.54%
Ratio of net investment income
    to average net assets
    prior to expense limitation
    and expenses paid indirectly                                        2.46%
Portfolio turnover                                                        87%
-----------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

---------------------------------------------------------------------------------------------------
                                                                                   The Real Estate
                                                                     Investment Trust Portfolio II

                                                                                          Period
                                                                                         11/4/97(1)
                                                                  Year ended             through
                                                                    10/31/99            10/31/98
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $14.230             $16.340

Income (loss) from investment operations:
Net investment income                                                  0.687               0.749
Net realized and unrealized
    gain (loss) on investments                                        (0.957)             (2.739)
                                                                     -------             -------
Total from investment operations                                      (0.270)             (1.990)
                                                                     -------             -------
Less dividends and distributions:
Dividends from net investment income                                  (0.770)             (0.120)
Distributions from net realized
    gain on investments                                                 none                none
                                                                     -------             -------
Total dividends and distributions                                     (0.770)             (0.120)
                                                                     -------             -------
Net asset value, end of period                                       $13.190             $14.230
                                                                     =======             =======
Total  return(2)                                                      (2.08%)            (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $4,452              $5,763
Ratio of expenses to average net assets                                0.86%               0.86%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                                           1.48%               1.43%
Ratio of net investment income
    to average net assets                                              4.52%               5.34%
Ratio of net investment income
    to average net assets
    prior to expense limitation and
    expenses paid indirectly                                           3.90%               4.77%
Portfolio turnover                                                       39%                 54%
---------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------
                                                                            The Aggregate
                                                                   Fixed Income Portfolio

                                                                                  Period
                                                                               12/29/97(1)
                                                           Year  ended          through
                                                              10/31/99         10/31/98
------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.130           $8.500

Income (loss) from investment operations:
Net investment income                                            0.134            0.415
Net realized and unrealized
    gain (loss) on investments                                  (0.214)          (0.215)
                                                                ------           ------
Total from investment operations                                (0.080)           0.630
                                                                ------           ------
Less dividends and distributions:
Dividends from net investment income                            (0.190)            none
Distributions from net realized
    gain on investments                                         (0.040)            none
                                                                ------           ------
Total dividends and distributions                               (0.230)            none
                                                                ------           ------
Net asset value, end of period                                  $8.820           $9.130
                                                                ======           ======
Total  return(2)                                                (0.94%)           7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $7,467           $2,149
Ratio of expenses to average net assets                          0.59%            0.53%
Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly                                              0.67%            2.07%
Ratio of net investment income
    to average net assets                                        5.48%            5.62%
Ratio of net investment income  to average
    net assets prior to expense limitation and
    expenses paid indirectly                                     5.33%            4.08%
Portfolio turnover                                                275%             438%
------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                                  The  Select
                                                             Equity Portfolio
                                                               Period 6/29/99(1)
                                                             through 10/31/99
--------------------------------------------------------------------------------

Net asset value, beginning of period                                   $8.500

Income (loss) from investment operations:
Net investment  income (loss)(2)                                       (0.005)
Net realized and unrealized
    gain on investents                                                  0.095
                                                                       ------
Total from investment operations                                        0.090
                                                                       ------

Less dividends and distributions:
Dividends from net investment income                                     none
Distributions from net realized
    gain on investments                                                  none
                                                                       ------
Total dividends and distributions                                        none
                                                                       ------
Net asset value, end of period                                         $8.590
                                                                       ======

Total  return(3)                                                        1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $4,709
Ratio of expenses to average net assets                                 1.20%
Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly                                                          1.66%
Ratio of net investment income (loss)
    to average net assets                                              (0.18%)
Ratio of net investment income (loss)
    to average net assets
    prior to expense limitation
    and expenses paid indirectly                                       (0.66%)
Portfolio turnover                                                       235%
--------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended October 31, 1999 was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

-------------------------------------------------------------------------------------------------------------------
                                                                                                      The Mid-Cap
                                                                                           Growth Equity Portfolio

                                                                           Year ended 10/31

                                                            1999        1998        1997        1996          1995
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $7.460     $13.680     $14.570     $12.860       $11.010

Income (loss) from investment operations:
Net investment income (loss)(2)                           (0.026)      0.011      (0.117)     (0.019)        0.043
Net gain on investments realized and unrealized            3.076       0.009       1.607       2.392         2.055
                                                          ------      ------     -------     -------       -------
Total from investment operations                           3.050       0.020       1.490       2.373         2.098
                                                          ------      ------     -------     -------       -------

Less dividends and distributions:
Dividends from net investment income                      (0.010)       none        none      (0.043)       (0.012)
Distributions from net realized
    gain on investments                                   (1.760)     (6.240)     (2.380)     (0.620)       (0.236)
                                                          ------      ------     -------     -------       -------
Total dividends and distributions                         (1.770)     (6.240)     (2.380)     (0.663)       (0.248)
                                                          ------      ------     -------     -------       -------

Net asset value, end of period                            $8.740      $7.460     $13.680     $14.570       $12.860
                                                          ======      ======     =======     =======       =======

Total return(3)                                           48.72%       1.47%      11.84%      19.19%        19.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $6,949      $4,879     $10,317     $28,526       $29,092
Ratio of expenses to average net assets                    0.93%       0.59%       0.93%       0.90%         0.93%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                               1.04%       1.71%       1.40%       1.01%         1.08%
Ratio of net investment income (loss)
    to average net assets                                 (0.34%)      0.13%      (0.29%)     (0.18%)        0.37%
Ratio of net investment income (loss) to
    average net assets prior to expense
    limitation and expenses paid
    indirectly                                            (0.46%)     (0.99%)     (0.76%)     (0.29%)        0.22%
Portfolio turnover                                          129%        154%        117%         95%           64%
-------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the period ended October 31, 1999 was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------------------------------------

                                                                                          The Global Equity Portfolio

                                                                               Year ended
                                                                                    10/31             Period 10/15/97(1)
                                                                  1999               1998            through 10/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $8.720              $8.120                     $8.500

Income (loss) from investment operations:
Net investment income(2)                                         0.167               0.184                      0.009
Net realized and unrealized gain (loss)
    on investments and foreign currencies                        0.433               0.486                     (0.389)
                                                                ------              ------                     ------
Total from investment operations                                 0.600               0.670                     (0.380)
                                                                ------              ------                     ------

Less dividends and distributions:
Dividends from net investment income                            (0.190)             (0.070)                      none
Distributions from net realized
    gain on investments                                         (0.110)               none                       none
                                                                ------              ------                     ------
Total dividends and distributions                               (0.300)             (0.070)                      none
                                                                ------              ------                     ------

Net asset value, end of period                                  $9.020              $8.720                     $8.120
                                                                ======              ======                     ======

Total return(3)                                                  7.11%               8.31%                     (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $3,309              $3,093                     $2,855
Ratio of expenses to average net assets                          0.96%               0.96%                      0.96%
Ratio of expenses to average net assets
    prior to expense limitation
    and expenses paid indirectly                                 1.89%               2.31%                      2.95%
Ratio of net investment income
    to average net assets                                        1.82%               2.10%                      2.54%
Ratio of net investment income
    to average net assets
    prior to expense limitation                                  0.89%               0.75%                      0.55%
    and expenses paid indirectly
Portfolio turnover                                                 31%                 47%                         0%
------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------------------------------------

                                                                                                         The Emerging
                                                                                                    Markets Portfolio

                                                                                                               Period
                                                                                Year ended                    4/14/97(1)
                                                                                     10/31                    through
                                                                  1999                1998                   10/31/97
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $5.840              $9.200                    $10.000

Income (loss) from investment operations:
Net investment income(2)                                         0.138               0.153                      0.028
Net realized and unrealized
    gain (loss) on investments and foreign currencies            1.432              (3.348)                    (0.828)
                                                               -------             -------                    -------
Total from investment operations                                 1.570              (3.195)                    (0.800)
                                                               -------             -------                    -------
Less dividends and distributions:
Dividends from net investment income                            (0.130)             (0.025)                      none
Distributions from net realized
    gain on investments                                           none              (0.140)                      none
                                                               -------             -------                    -------
Total dividends and distributions                               (0.130)             (0.165)                      none
                                                               -------             -------                    -------
Net asset value, end of period                                  $7.280              $5.840                     $9.200
                                                               =======             =======                    =======

Total return(3)                                                 27.63%             (35.30%)                    (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $42,794             $34,030                    $18,565

Ratio of expenses to average net assets                          1.31%               1.55%                      1.55%
Ratio of expenses to average net assets
    prior to expense limitation
    and expenses paid indirectly                                 1.35%               1.69%                      2.02%
Ratio of net investment income
    to average net assets                                        2.13%               1.98%                      0.74%
Ratio of net investment income
    to average net assets
    prior to expense limitation
    and expenses paid indirectly                                 2.08%               1.84%                      0.27%
Portfolio turnover                                                 23%                 39%                        46%
------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------------------------------------------------



                                                                                       The Real Estate Investment Trust Portfolio


                                                                         Period                                            Period
                                                                        11/4/97(1)                                        12/6/95(1)
                                                        Year ended      through              Year  ended 10/31            through
                                                          10/31/99     10/31/98(3)        1998(2)         1997(2)        10/31/96(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.990      $16.340        $16.260         $12.490           $10.000

Income (loss) from investment operations:
Net investment  income(4)                                    0.545        1.134          1.118           0.616             0.652
Net realized and unrealized
    gain (loss) on investments                              (0.807)      (2.769)        (2.713)          4.664             1.938
                                                           -------      -------        -------         -------           -------
Total from investment operations                            (0.262)      (1.635)        (1.595)          5.280             2.590
                                                           -------      -------        -------         -------           -------
Less dividends and distributions:
Dividends from net investment income                        (0.743)      (0.895)        (0.865)         (0.720)           (0.100)
Distributions from net realized
    gain on investments                                     (0.675)      (0.820)        (0.820)         (0.790)             none
                                                           -------      -------        -------         -------           -------
Total dividends and distributions                           (1.418)      (1.715)        (1.685)         (1.510)           (0.100)
                                                           -------      -------        -------         -------           -------
Net asset value, end of period                             $11.310      $12.990        $12.980         $16.260           $12.490
                                                           =======      =======        =======         =======           =======
Total  return(5)                                            (2.42%)     (11.17%)       (10.98%)         46.50%            26.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $21,580      $40,807        $13,340         $60,089           $26,468
Ratio of expenses to average net assets                      0.95%        0.86%          1.11%           0.82%             0.89%
Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly                                          1.18%        1.02%          1.27%           0.99%             1.02%
Ratio of net investment income
    to average net assets                                    4.43%        4.56%          4.31%           4.25%             6.70%
Ratio of net investment income to
    average net assets prior to expense
    limitation and expenses paid indirectly                  4.20%        4.40%          4.15%           4.08%             6.57%
Portfolio turnover                                             48%          51%            51%             58%              109%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) December 6, 1995 is the date of initial sale of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. Data represented above is for that class of shares which, as of November 4, 1997, was redesignated the "Delaware REIT Fund A Class," became subject to Rule 12b-1 Distribution Plan fees and is offered in a separate prospectus.
(3) The data presented above is for The Real Estate Investment Trust Portfolio class, which is the class of shares offered in this Prospectus and which commenced operations on November 4, 1997. Like the original class prior to its redesignation (see footnote 2), The Real Estate Investment Trust Portfolio class carries no front-end or contingent deferred sales charges and is not subject to Rule 12b-1 Distribution Plan fees.
(4) Per share information for the year ended October 31, 1999 was based on the average shares outstanding method.
(5) Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                              The International Equity Portfolio


                                                                                       Year ended 10/31
                                                              1999         1998           1997            1996              1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of  year                        $15.870      $15.860        $14.780         $13.120           $13.110

Income from investment operations:
Net investment  income(1)                                    0.329        0.400          0.329           0.506             0.475
Net realized and unrealized
    gain on investments
    and foreign currencies                                   1.596        0.370          1.271           1.794             0.001
                                                          --------     --------       --------        --------          --------
Total from investment operations                             1.925        0.770          1.600           2.300             0.476
                                                          --------     --------       --------        --------          --------

Less dividends and distributions:
Dividends from net investment income                        (0.385)      (0.610)        (0.520)         (0.490)           (0.170)
Distributions from net realized
    gain on investments                                       none       (0.150)          none          (0.150)           (0.296)
                                                          --------     --------       --------        --------          --------
Total dividends and distributions                           (0.385)      (0.760)        (0.520)         (0.640)           (0.466)
                                                          --------     --------       --------        --------          --------

Net asset value, end of  year                              $17.410      $15.870        $15.860         $14.780           $13.120
                                                          ========     ========       ========        ========          ========

Total return(2)                                             12.31%        4.96%         11.01%          18.12%             3.91%

Ratios and supplemental data:
Net assets, end of  year (000 omitted)                    $820,644     $616,229       $500,196        $299,950          $156,467
Ratio of expenses to average net assets                      0.89%        0.91%          0.93%           0.89%             0.90%
Ratio of net investment income  to average
    net assets                                               1.91%        2.50%          2.21%           4.36%             4.81%
Portfolio turnover                                              6%           5%             8%              8%               20%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.
(2) Total return reflects voluntary expense limitations.

------------------------------------------------------------------------------------------------------------------------

                                                                                                      The Labor Select
                                                                                        International Equity Portfolio

                                                                      Year ended 10/31                          Period
                                                                                                              12/19/95(1)
                                                                                                               through
                                                            1999              1998         1997               10/31/96
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $13.320           $12.990       $11.690              $10.000

Income from investment operations:
Net investment income(2)                                    0.305             0.334         0.474                0.479
Net realized and unrealized
    gain on investments
    and foreign currencies                                  1.057             0.444         1.346                1.311
                                                          -------           -------       -------              -------
Total from investment operations                            1.362             0.778         1.820                1.790
                                                          -------           -------       -------              -------
Less dividends and distributions:
Dividends from net investment income                       (0.312)           (0.448)       (0.520)              (0.100)
Distributions from net realized
    gain on investments                                    (0.040)             none          none                 none
                                                          -------           -------       -------              -------
Total dividends and distributions                          (0.352)           (0.448)       (0.520)              (0.100)
                                                          -------           -------       -------              -------
Net asset value, end of period                            $14.330           $13.320       $12.990              $11.690
                                                          =======           =======       =======              =======
Total  return(3)                                           10.34%             6.18%        16.01%               17.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $113,265          $103,350       $50,896              $23,154
Ratio of expenses to average net assets                     0.83%             0.88%         0.89%                0.92%
Ratio of expenses to average net assets
    prior to expense limitation
    and expenses paid indirectly                            0.83%             0.93%         1.06%                1.30%
Ratio of net investment income
    to average net assets                                   2.13%             2.46%         2.37%                6.64%
Ratio of net investment income
    to average net assets
    prior to expense limitation
    and expenses paid indirectly                            2.13%             2.41%         2.20%                6.26%
Portfolio turnover                                            12%                2%           11%                   7%
------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

--------------------------------------------------------------------------------

                                                               The International
                                                                       Small-Cap
                                                                       Portfolio

                                                               Period 7/20/99(1)
                                                             through 10/31/99
--------------------------------------------------------------------------------
Net asset value, beginning of period                               $8.500

Income (loss) from investment operations:
Net investment income(2)                                            0.039
Net realized and unrealized
    gain (loss) on investments and foreign currencies               0.111
                                                                   ------
Total from investment operations                                    0.150
                                                                   ------

Less dividends and distributions:
Dividends from net investment income                                 none
Distributions from net realized
    gain on investments                                              none
                                                                   ------
Total dividends and distributions                                    none
                                                                   ------

Net asset value, end of period                                     $8.650
                                                                   ======

Total return(3)                                                     1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $3,053
Ratio of expenses to average net assets                             1.25%
Ratio of expenses to average net assets
    prior to expense limitation and expenses paid
    indirectly                                                      1.28%
Ratio of net investment income
    to average net assets                                           1.55%
Ratio of net investment income
    to average net assets
    prior to expense limitation
    and expenses paid indirectly                                    1.45%
Portfolio turnover                                                    15%
--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

---------------------------------------------------------------------------------------------------
                                                                                 The  Diversified
                                                                      Core Fixed Income Portfolio

                                                                                           Period
                                                                                         12/29/97(1)
                                                               Year ended                 through
                                                                 10/31/99                10/31/98
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $9.110                  $8.500

Income (loss) from investment operations:
Net investment income(2)                                            0.560                   0.533
Net realized and unrealized
    gain (loss) on investments
    and foreign currencies                                         (0.130)                  0.077
                                                                   ------                  ------
Total from investment operations                                    0.430                   0.610
                                                                   ------                  ------

Less dividends and distributions:
Dividends from net investment income                               (0.650)                   none
Distributions from net realized
    gain on investments                                            (0.340)                   none
                                                                   ------                  ------
Total dividends and distributions                                  (0.990)                   none
                                                                   ------                  ------

Net asset value, end of period                                     $8.550                  $9.110
                                                                   ======                  ======

Total return(3)                                                     4.98%                   7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $3,377                  $3,216
Ratio of expenses to average net assets                             0.57%                   0.57%
Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly                                                 0.84%                   1.74%
Ratio of net investment income
    to average net assets                                           6.56%                   7.12%
Ratio of net investment income  to average net
    assets prior to expense limitation and
    expenses paid indirectly                                        6.29%                   5.95%
Portfolio turnover                                                   216%                    312%
---------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

-------------------------------------------------------------------------------------------------------------------------

                                                                              The  Intermediate Fixed Income Portfolio

                                                                                                                Period
                                                                                                               3/12/96(1)
                                                                         Year ended 10/31                      through
                                                             1999              1998          1997             10/31/96
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.180           $10.090       $10.010              $10.000

Income (loss) from investment operations:
Net investment  income                                      0.604             0.593         0.605                0.386
Net realized and unrealized
    gain (loss) on investments                             (0.480)            0.100         0.080                0.010
                                                          -------           -------       -------              -------
Total from investment operations                            0.124             0.693         0.685                0.396
                                                          -------           -------       -------              -------

Less dividends and distributions:
Dividends from net investment income                      (0.604)            (0.593)       (0.605)              (0.386)
Distributions from net realized
    gain on investments                                   (0.160)            (0.010)         none                 none
                                                          -------           -------       -------              -------
Total dividends and distributions                         (0.764)            (0.603)       (0.605)              (0.386)
                                                          -------           -------       -------              -------

Net asset value, end of period                             $9.540           $10.180       $10.090              $10.010
                                                          =======           =======       =======              =======

Total return(2)                                             1.26%             7.06%         7.09%                4.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $17,170           $30,211       $30,366              $10,518
Ratio of expenses to average net assets                     0.54%             0.53%         0.53%                0.53%
Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly                                         0.77%             1.01%         0.84%                1.20%
Ratio of net investment income
    to average net assets                                   6.10%             5.86%         6.05%                6.14%
Ratio of net investment income  to average net
    assets prior to expense limitation and
    expenses paid indirectly                                5.86%             5.38%         5.74%                5.47%
Portfolio turnover                                           148%              181%          205%                 232%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Total return reflects voluntary expense limitations.

-------------------------------------------------------------------------------------------------------------------------

                                                                                    The Global Fixed Income Portfolio


                                                                        Year ended 10/31
                                                         1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of  year                   $11.060       $11.220       $11.620       $11.040        $9.790

Income (loss) from investment operations:
Net investment income(1)                                0.606         0.610         0.721         0.777         0.736
Net realized and unrealized
    gain (loss) on investments and
    foreign currencies                                 (0.851)        0.037        (0.116)        0.725         0.924
                                                     --------      --------      --------      --------       -------
Total from investment operations                       (0.245)        0.647         0.605         1.502         1.660
                                                     --------      --------      --------      --------       -------

Less dividends and distributions:
Dividends from net investment income                   (0.433)       (0.630)       (0.835)       (0.720)       (0.410)
Distributions from net realized
    gain on investments                                (0.122)       (0.177)       (0.170)       (0.202)         none
                                                     --------      --------      --------      --------       -------
Total dividends and distributions                      (0.555)       (0.807)       (1.005)       (0.922)       (0.410)
                                                     --------      --------      --------      --------       -------

Net asset value, end of  year                          $10.26       $11.060       $11.220       $11.620       $11.040
                                                     ========      ========      ========      ========       =======

Total return(2)                                        (2.33%)        6.28%         5.59%        16.40%        17.38%

Ratios and supplemental data:
Net assets, end of  year (000 omitted)               $619,795      $660,741      $431,076      $252,068       $99,161
Ratio of expenses to average net assets                 0.60%         0.60%         0.60%         0.60%         0.60%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                            0.62%         0.62%         0.65%         0.66%         0.68%
Ratio of net investment income
    to average net assets                               5.68%         5.71%         6.28%         8.52%         6.73%
Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly                        5.66%         5.69%         6.23%         8.46%         6.65%
Portfolio turnover                                       101%          131%          114%           63%           77%
-------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.
(2) Total return reflects voluntary expense limitations.

----------------------------------------------------------------------------------------------------------

                                                                The International Fixed Income Portfolio

                                                                                                  Period
                                                                        Year ended               4/11/97(1)
                                                                             10/31               through
                                                             1999             1998              10/31/97
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $10.750          $10.660               $10.000

Income (loss) from investment operations:
Net investment income(2)                                    0.564            0.558                 0.236
Net realized and unrealized
    gain (loss) on investments
    and foreign currencies                                 (0.877)           0.045                 0.474
                                                          -------          -------               -------
Total from investment operations                           (0.313)           0.603                 0.710
                                                          -------          -------               -------

Less dividends and distributions:
Dividends from net investment income                       (0.450)          (0.492)               (0.050)
Distributions from net realized
    gain on investments                                    (0.077)          (0.021)                 none
                                                          -------          -------               -------
Total dividends and distributions                          (0.527)          (0.513)               (0.050)
                                                          -------          -------               -------

Net asset value, end of period                             $9.910          $10.750               $10.660
                                                          =======          =======               =======

Total return(3)                                            (2.96%)           5.96%                 7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $89,351          $87,997               $33,734
Ratio of expenses to average net assets                     0.60%            0.60%                 0.60%
Ratio of expenses to average net assets
    prior to expense limitation
    and expenses paid indirectly                            0.64%            0.67%                 0.86%
Ratio of net investment income
    to average net assets                                   5.48%            5.47%                 6.05%
Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly                            5.44%            5.40%                 5.79%
Portfolio turnover                                           127%             104%                  145%
----------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended October 31, 1998 and 1999 was based on the average shares outstanding method.
(3) Total return reflects voluntary expense limitations.

                               APPENDIX A--RATINGS

Bonds

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

                                   APPENDIX B

Supplemental Information Regarding The Emerging Markets Portfolio

Comparative Performance About The Emerging Markets Portfolio
-----------------------------------------------------------------------------
The Emerging Markets Portfolio of Delaware Pooled Trust ("The Emerging Markets Portfolio of DPT") commenced operations on April 14, 1997. Delaware International Advisers Ltd. ("Delaware International"), the investment adviser to The Emerging Markets Portfolio of DPT, also serves as investment manager to the Delaware Emerging Markets Fund (the "G&I Emerging Markets Fund"), which is an investment series of Delaware Group Global & International Funds. Shares of the G&I Emerging Markets Fund were initially offered to the public on June 10, 1996. Except as set forth below, The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund are managed with substantially similar investment objectives, policies and strategies.

The Emerging Markets Portfolio of DPT has achieved the performance set forth below for the one-year period and two-year period ended December 31, 1999, and for the period from the commencement of its operations on April 14, 1997 through December 31, 1999. The Institutional Class of the G&I Emerging Markets Fund has achieved the performance set forth below for the one-year period, two-year period and three-year period ended December 31, 1999, for the period from April 14, 1997 through December 31, 1999, and for the period from the commencement of its operations on June 10, 1996 through December 31, 1999. Performance information for the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index, has also been provided.


   The Emerging Markets                           G&I Emerging                                  MSCI Emerging
   Portfolio of DPT(1),(2)                      Markets Fund(1),(3)                       Markets Free Index(1),(4)
---------------------------------------------------------------------------------------------------------------------

One Year .......... 62.01%               One Year ............... 55.16%              One Year ............... 66.41%
Two Year ..........  2.71%               Two Year ............... (0.50%)             Two Year ............... 11.47%
Lifetime .......... (1.93%)              4/14/97-12/31/99 ....... (3.90%)             4/30/97-12/31/99 .......  0.41%
                                         Three Year .............  0.19%              Three Year .............  3.18%
                                         Lifetime ...............  0.58%              6/30/96-12/31/99 .......  1.47%



1. Return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

2. The performance presented is the average annual total return for the one-year period and two-year period ended December 31, 1999, and for the lifetime period from the commencement of operations on April 14, 1997 through December 31, 1999 for The Emerging Markets Portfolio of DPT. During the period presented, Delaware International voluntarily waived its investment management fee and/or paid fund expenses to the extent necessary to limit total fund operating expenses to no more than 1.55%. In the absence of such waivers, performance would have been reduced.

3. The performance presented is the average annual total return for the one-year period, two-year period and three-year period ended December 31, 1999, for the period from April 14, 1997 through December 31, 1999, and for the life time period from the commencement of operations on June 10, 1996 through December 31, 1999 for the G&I Emerging Markets Fund Institutional Class, which is available only to certain eligible investors. The G&I Emerging Markets Fund also offers an A Class, B Class and C Class. The performance of the A Class, B Class, and C Class varies from the performance of the Institutional Class due to varying expenses. During the period presented, Delaware International voluntarily waived its investment management fee and/or paid fund expenses to the extent necessary to limit total fund operating expenses to no more than 1.70%. In the absence of such waiver, performance would have been reduced.

4. The performance presented is the average annual total return for the one-year period, two-year period and three-year period ended December 31, 1999, for the period from April 30, 1997 through December 31, 1999, and for the period from June 30, 1996 through December 31, 1999 for the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging market stocks. Performance of the index has not been adjusted to reflect fees or expenses.

                                   APPENDIX B

Supplemental Information Regarding The Emerging Markets Portfolio

The performance of the G&I Emerging Markets Fund has been presented to provide investors with additional information on which to base their investment decision. Emerging markets investment performance can be volatile and should be evaluated over a multi-year period. The performance of the G&I Emerging Markets Fund is not the performance of The Emerging Markets Portfolio of DPT and should not be considered as a substitute for the performance of The Emerging Markets Portfolio of DPT. The performance of the G&I Emerging Markets Fund should not be considered indicative of the past or future performance of The Emerging Markets Portfolio of DPT.

The charts on the following pages contain certain additional performance information. For a description of the differences between The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund, see Differences Between Funds.

Differences Between Funds
--------------------------------------------------------------------------------
The investment objective of The Emerging Markets Portfolio of DPT is identical to the investment objective of the G&I Emerging Markets Fund and the two funds invest in substantially similar securities. Investment strategies for the two funds will be substantially similar; however, because of the nature of investors in The Emerging Markets Portfolio of DPT, cash flows tend to be substantial and irregular, while cash flows in the G&I Emerging Markets Fund tend to be more regular and in smaller amounts. The differences in cash flows may affect the timing of investment decisions, the relative speed with which such decisions may be implemented, the investments held by each fund from time to time, and, consequently, performance. In addition, investments may be made for each fund during varying market conditions.

Shares of each of The Emerging Markets Portfolio of DPT and the G&I Emerging Markets Fund Institutional Class may be purchased and sold without the imposition of a sales charge; however, investors in The Emerging Markets Portfolio of DPT are subject to a purchase reimbursement fee and a redemption reimbursement fee equal in each case to 0.75% (as a percentage of the dollar amount purchased or redeemed). The reimbursement fees, which are paid directly to The Emerging Markets Portfolio of DPT, are designed to reflect an approximation of the brokerage and related transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which The Emerging Markets Portfolio of DPT and its existing shareholders would have to bear such costs. The G&I Emerging Markets Fund does not assess reimbursement fees; therefore, all transaction costs associated with purchases and redemptions are borne by the G&I Emerging Markets Fund.

After giving effect to voluntary expense limitations described in each fund's prospectus, the total operating expenses of The Emerging Markets Portfolio of DPT during the current fiscal year are not expected to exceed 1.55% of the average net assets of the Portfolio, compared to 1.70% for the Institutional Class of the G&I Emerging Markets Fund. A component of the total operating expenses is the investment management fee payable to Delaware International, which is 1.00% for The Emerging Markets Portfolio of DPT compared to a maximum fee of 1.25% for the G&I Emerging Markets Fund.

Growth of $10,000 Investment
--------------------------------------------------------------------------------
Distributions Reinvested                       June 10, 1996 - December 31, 1999


                 G & I Emerging                       Lipper Emerging                   MSCI Emerging
                 Markets Fund(1)                  Markets Fund Average(2)            Markets Free Index(3)
                 ---------------                  -----------------------            ---------------------
Jun-96                10,000                             10,000                            10,000
Jul-96                 9,582                              9,418                             9,317
Aug-96                10,000                              9,681                             9,556
Sep-96                10,030                              9,750                             9,639
Oct-96                 9,850                              9,496                             9,381
Nov-96                 9,940                              9,708                             9,539
Dec-96                10,101                              9,877                             9,582
Jan-97                11,066                             10,620                            10,235
Feb-97                11,538                             10,991                            10,673
Mar-97                11,327                             10,738                            10,393
Apr-97                11,628                             10,770                            10,411
May-97                12,100                             11,207                            10,709
Jun-97                12,844                             11,783                            11,282
Jul-97                12,995                             12,111                            11,450
Aug-97                12,020                             10,918                             9,994
Sep-97                12,553                             11,350                            10,271
Oct-97                10,744                              9,561                             8,585
Nov-97                10,301                              9,206                             8,272
Dec-97                10,259                              9,309                             8,471
Jan-98                 9,462                              8,629                             7,807
Feb-98                10,775                              9,413                             8,622
Mar-98                10,980                              9,772                             8,996
Apr-98                10,991                              9,836                             8,898
May-98                 9,548                              8,581                             7,679
Jun-98                 8,127                              7,800                             6,873
Jul-98                 8,277                              8,060                             7,091
Aug-98                 5,834                              5,798                             5,041
Sep-98                 6,178                              6,011                             5,361
Oct-98                 6,544                              6,542                             5,925
Nov-98                 7,050                              6,953                             6,418
Dec-98                 6,545                              6,893                             6,325
Jan-99                 5,966                              6,862                             6,223
Feb-99                 6,163                              7,112                             6,284
Mar-99                 6,862                              7,448                             6,723
Apr-99                 7,856                              8,457                             7,992
May-99                 7,801                              8,374                             7,945
Jun-99                 8,610                              9,375                             8,847
Jul-99                 8,391                              9,176                             8,607
Aug-99                 8,260                              9,107                             8,685
Sep-99                 8,195                              8,800                             8,391
Oct-99                 8,260                              9,162                             8,570
Nov-99                 8,829                             10,212                             9,338
Dec-99                10,155                             12,010                            10,526

Chart assumes $10,000 invested on June 10, 1996 and includes the effect of the reinvestment of all dividends and capital gains.

1. Performance of the G & I Emerging Markets Fund Institutional Class, net of management fees and expenses. Past performance may not be indicative of future results.

2. Performance of the Lipper Emerging Markets Equity Fund universe consisting of between 55 and 85 funds during the measurement period. Multiple share classes are combined and regional or country funds are excluded.

3. Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging markets stocks. The performance of the Index has not been adjusted to reflect management fees or other expenses.

Quarterly Results
--------------------------------------------------------------------------------
June 30, 1996 - December 31, 1999



                                                                 PERCENT
                         ----------------------------------------------------------------------------------------------
                         The Emerging Markets      G&I Emerging             MSCI Emerging          G&I Emerging Markets
                           Portfolio of DPT        Markets Fund           Markets Free Index       Fund Relative Return
                         --------------------      -------------          ------------------       --------------------
3RD QUARTER  1996                                       0.3%                     -3.6%                      4.0%
4TH QUARTER  1996                                       0.7%                     -0.6%                      1.3%
1ST QUARTER  1997                                      12.1%                      8.5%                      3.3%
2ND QUARTER  1997               11.9%                  13.4%                      8.6%                      4.4%
3RD QUARTER  1997               -3.6%                  -2.3%                     -9.0%                      7.4%
4TH QUARTER  1997              -16.7%                 -18.3%                    -17.5%                     -1.0%
1ST QUARTER  1998                7.0%                   7.0%                      6.2%                      0.8%
2ND QUARTER  1998              -24.3%                 -26.0%                    -23.6%                     -3.1%
3RD QUARTER  1998              -22.4%                 -24.0%                    -22.0%                     -2.6%
4TH QUARTER  1998                3.5%                   6.0%                     18.0%                    -10.2%
1ST QUARTER  1999                5.4%                   4.8%                     12.4%                     -6.8%
2ND QUARTER  1999               26.6%                  25.5%                     24.4%                      0.9%
3RD QUARTER  1999               -4.2%                  -4.8%                     -5.2%                      0.4%
4TH QUARTER  1999               26.7%                  23.9%                     25.4%                     -1.2%



* G & I Emerging Markets Fund Relative Return is the geometric difference between the quarterly performance of the G & I Emerging Markets Fund Institutional Class, net of management fees and expenses, and the Morgan Stanley Capital International Emerging Markets Free Index, an unmanaged index of emerging markets stocks. For example, ({1 + 0.003} / {1 - 0.036}) - 1 = 4.0%. Performance of the Index has not
  been adjusted to reflect management fees or other expenses. Past performance may not be indicative of future results.

Defensive Characteristic(1)
--------------------------------------------------------------------------------
June 30, 1996 - December 31, 1999


                                          G&I Emerging                MSCI Emerging             US Consumer
                                         Markets Fund(2)           Markets Free Index(3)       Price Index(4)
                                         ---------------           ---------------------       --------------
Bull Market Performance                      135.0%                         158.9%
Bear Market Performance                      -56.8%                         -59.3%
Total Performance (Annualized)(5)              0.4%                           1.5%                  2.1%









                                            Bull Market             Bear Market           Total Performance
                                            Performance             Performance            (Annualized)(5)
Number of Quarters
-------------------------------------------------------------------------------------------------------------------
                                                 7                       7                        14


1. A Bull Market quarter is defined as one in which the MSCI EMF Index showed a positive US dollar return, and a Bear Market quarter as one in which the MSCI EMF Index showed a negative US dollar return. Bull Market Performance and Bear Market Performance have not been annualized. Past performance may not be indicative of future results.

2. Compound total return of the G & I Emerging Markets Fund Institutional Class, net of management fees and expenses.

3. Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index of emerging markets stocks. The compound total return of the Index has not been adjusted to reflect management fees or other expenses.

4. Source: United States Bureau of Labor Statistics. Data is for Consumer Price Index - All Urban Consumers.

5. Total performance is calculated as the compound product of the Bull Market period and the Bear Market period. For example, the G & I Emerging Markets Fund performance is calculated as follows: (1 + 1.350) x (1 - 0.568) =
     1.0152 or 0.4% annualized.

Comparative Annualized Performance
Against Competitors(1)
--------------------------------------------------------------------------------
June 30, 1996 - December 31, 1999


Maximum                                         14.8%
25th Percentile                                  7.1%
Median                                           4.2%
MSCI Emerging Markets Free Index(3)              1.5%
75th Percentile                                  1.4%
G&I Emerging Markets Fund(2)                     0.4%
Minimum                                         -9.2%


1. Percentile, Maximum, Median and Minimum data are from Lipper Emerging Markets Equity Fund universe, consisting of 54 funds during the measurement period. Multiple share classes are combined and regional or country funds are excluded.
2. Performance represents the compound total return of the G & I Emerging Markets Fund Institutional Class for the period June 30, 1996 to December 31, 1999 and is net of management fees and fund expenses. The average annual total return for the lifetime period from the commencement of operations on June 10, 1996 through December 31, 1999 is 0.58%, for the one-year period ended December 31, 1999 is 55.16%, for the two-year period ended December 31, 1999 is (0.50%) and for the three-year period ended December 31, 1999 is 0.19%. Past performance may not be indicative of future results.
3. Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index of emerging markets stocks. Performance represents the compound total return of the Index and has not been adjusted to reflect management fees or other expenses.

Delaware Pooled Trust

Additional information about the Portfolios' investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios and the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

You can find reports and other information about the Portfolios on the EDGAR Database on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-202-942-8090.

E-mail

PooledTrust@delinvest.com

Shareholder Inquiries

Call the Fund at 1-800-231-8002

o  For Fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322

                              DELAWARE POOLED TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                             DATED FEBRUARY 28, 2000


                       -----------------------------------



         Delaware Pooled Trust ("Pooled Trust") is an open-end management investment company. Pooled Trust consists of various series ("Portfolios") offering a broad range of investment choices. Pooled Trust is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") (Part B of Pooled Trust's registration statement) addresses information of Pooled Trust applicable to each of the Portfolios. In addition, investors may make investments in The Asset Allocation Portfolio. That Portfolio is a "fund of funds" which primarily invests in several of the Portfolios of Pooled Trust. The Asset Allocation Portfolio is a series of Delaware Group Foundation Funds ("Foundation Funds") which is also an open-end management investment company.

         This SAI is not a prospectus but should be read in conjunction with the related Prospectus for each Portfolio. Certain information from the Portfolios' Annual Report has been incorporated by reference into this SAI. To obtain the proper Prospectus or Annual Report for the Portfolios, please write to the Delaware Pooled Trust at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, Attn: Client Services or call Pooled Trust at 800-231-8002. Correspondence relating to The Asset Allocation Portfolio will be forwarded to Foundation Funds. To obtain the Prospectuses or Annual Report for the Class A, B and C Shares or the Institutional Class of The Real Estate Investment Trust Portfolio, write to the Distributor at 1818 Market Street, Philadelphia, PA 19103 or call 800-523-1918 for the Class A, B and C Shares or 800-510-4015 for the Institutional Class.

TABLE OF CONTENTS                                                                       PAGE

Fund History                                                                               2
Investment Policies, Portfolio Techniques and Risk Considerations                          2
Accounting and Tax Issues                                                                 34
Trading Practices and Brokerage                                                           38
Portfolio Turnover                                                                        41
Purchasing Shares                                                                         43
Investment Plans                                                                          54
Determining Offering Price and Net Asset Value                                            62
Redemption and Exchange                                                                   64
Dividends and Capital Gain Distributions                                                  74
Taxes                                                                                     76
Investment Management Agreements and Sub-Advisory Agreements                              78
Officers and Trustees                                                                     85
General Information                                                                      111
Performance Information                                                                  114
Financial Statements                                                                     123
Appendix A - Ratings                                                                     124
Appendix B - Investment Objectives of the Funds in the Delaware Investments Family       126


                                       1

FUND HISTORY

         Pooled Trust was originally incorporated under the laws of the State of Maryland on May 30, 1991. On December 15, 1999, the company completed a reorganization that changed its state and form of organization from a Maryland corporation to a Delaware business trust called Delaware Pooled Trust. Foundation Funds was organized as a Delaware business trust on October 24, 1997.

         The Board of Trustees of Pooled Trust has the power to designate one or more classes of shares of beneficial interest. The shares of each Portfolio, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to the conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of each Portfolio have noncumulative voting rights, which s that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. Shares of each Portfolio entitled to vote on a matter will vote in the aggregate and not by Portfolio, except when the matter to be voted upon affects only the interests of shareholders of a particular Portfolio or class of shares of a Portfolio when otherwise expressly required by law. Neither Pooled Trust nor Foundation Funds issue certificates for shares unless a shareholder submits a specific request. Under its Declaration of Trust and By-Laws, Pooled Trust is not required, and does not intend, to hold annual meetings of its shareholders unless, under certain circumstances, it is required to do so under the Investment Company Act of 1940, as amended (the "1940 Act"). Under Foundation Funds' Declaration of Trust and By-Laws, it is also not required, and does not intend, to hold annual meetings unless required to do so by the 1940 Act.

         Delaware Pooled Trust offers various Portfolios providing eligible investors a broad range of investment choices coupled with the advantage of a no-load mutual fund with the service companies of Delaware Investments providing customized services as investment adviser, administrator and distributor. Each Portfolio, other than The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Select Equity Portfolio, is a diversified fund as defined by the 1940 Act. The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Asset Allocation Portfolio and The Select Equity Portfolio are nondiversified funds as defined by the 1940 Act.

INVESTMENT POLICIES, PORTFOLIO TECHNIQUES AND RISK CONSIDERATIONS

Investment Restrictions

         The investment objectives of all the Portfolios, except The Labor Select International Equity Portfolio, are non-fundamental, and may be changed without shareholder approval. However, The Board of Trustees, as appropriate for will notify shareholders prior to a material change in a Portfolio's objective.

         Fundamental Investment Restrictions -- Pooled Trust and Foundation Funds, as applicable, have adopted the following restrictions for each of the Portfolios (except where otherwise noted) which cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the respective Portfolio, which is the vote of: (i) more than 50% of the outstanding voting securities of the Portfolio; or (ii) 67% or more of the voting securities of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Portfolio purchases securities.

         Each Portfolio, other than The Labor Select International Equity Portfolio, shall not:

         1. With respect to each Portfolio, except the Real Estate Investment Trust Portfolios, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit. The Real Estate Investment Trust Portfolios will concentrate their respective investments in the real estate industry. Each of The Real Estate Investment Trust Portfolios otherwise make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Portfolio from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

         4. With respect to each Portfolio, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Portfolio from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         The Labor Select International Equity Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with the Portfolio's investment objective and policies, are considered loans, and except that the Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts.

         6. Enter into futures contracts or options thereon.

         7. Make short sales of securities, or purchase securities on margin.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisers if or so long as the directors and officers of Pooled Trust and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Portfolio has an outstanding borrowing. The Portfolio will not pledge more than 10% of its respective net assets. The Portfolio will not issue senior securities as defined in the 1940 Act), except for notes to banks.

         11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         In addition to the restrictions set forth above, in connection with the qualification of the Portfolio's shares for sale in certain states, the Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Portfolio's net assets. Included within such amount, but not to exceed 2% of the Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities may be deemed to be without value.

         Non-fundamental Investment Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Portfolio, except as noted, will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees, as appropriate, without shareholder approval.

         Each Portfolio, other than The Labor Select International Equity Portfolio,

         1. is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, none of the Portfolios, except The Asset Allocation Portfolio, may operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investment.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Intermediate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio shall not:

         1. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements), in accordance with a Portfolio's investment objective and policies, are considered loans, and except that each Portfolio may loan up to 25% of its respective assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent a Portfolio from investing in securities secured by real estate or interests therein and except that The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II (collectively, "The Real Estate Investment Trust Portfolios") may each own real estate directly as a result of a default on securities the Portfolio owns.

         3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, a Portfolio may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933.

         4. Make any investment which would cause more than 25% of the market or other fair value of its respective total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry, except that each of The Real Estate Investment Trust Portfolios shall invest in excess of 25% of its total assets in the securities of issuers in the real estate industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         5. Purchase or sell commodities or commodity contracts, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may enter into futures contracts and may purchase and sell options on futures contracts in accordance with the related Prospectus, subject to investment restriction 6 below.

         6. Enter into futures contracts or options thereon, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may each enter into futures contracts and options thereon to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of its total assets.

         7. Make short sales of securities, or purchase securities on margin, except that The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio may satisfy margin requirements with respect to futures transactions.

         8. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Pooled Trust or of either of the investment advisers if or so long as the directors and officers of Pooled Trust and of the investment advisers together own beneficially more than 5% of any class of securities of such issuer.

         9. Invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, a Portfolio shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission ("Commission") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while a Portfolio has an outstanding borrowing. A Portfolio will not pledge more than 10% of its respective net assets. A Portfolio will not issue senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except for notes to banks.

         In addition to the restrictions set forth above, in connection with the qualification of a Portfolio's shares for sale in certain states, a Portfolio may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of a Portfolio's net assets. Included within such amount, but not to exceed 2% of a Portfolio's net assets may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

         The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio and, only where noted, The High-Yield Bond Portfolio shall not:

         1. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities). This restriction shall also apply to The High-Yield Bond Portfolio. This restriction shall apply to only 50% of the total assets of The Global Fixed Income Portfolio.

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         4. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that The Mid-Cap Growth Equity Portfolio may:
(a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets;
(c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. The Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         5. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         6. Invest more than 10% of its respective total assets in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy, changeable without shareholder vote, that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which a bona fide market does not exist at the time of purchase or subsequent valuation.

         The following additional non-fundamental investment restrictions apply to The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio and The High-Yield Bond Portfolio.

         Except as noted below, each of The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio shall not:

         1. As to 50% of the respective total assets of The Real Estate Investment Trust Portfolios and The International Fixed Income Portfolio, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or other acquisition or as may otherwise be permitted by the 1940 Act.

         3. Invest more than 5% of the value of its respective total assets in securities of companies less than three years old. Such three-year old period shall include the operation of any predecessor company or companies. This restriction shall not apply to The Real Estate Investment Trust Portfolios and their investments in the securities of real estate investment trusts.

         4. Purchase more than 10% of the outstanding voting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         5. Write, purchase or sell options, puts, calls or combinations thereof with respect to securities, except that each of The Real Estate Investment Trust Portfolios may: (a) write covered call options with respect to any or all parts of its portfolio securities; (b) purchase call options to the extent that the premiums paid on all outstanding call options do not exceed 2% of the Portfolio's total assets; (c) write secured put options; and (d) purchase put options, if the Portfolio owns the security covered by the put option at the time of purchase, and provided that premiums paid on all put options outstanding do not exceed 2% of its total assets. Each Portfolio may sell call or put options previously purchased and enter into closing transactions with respect to the activities noted above.

         6. Invest more than 15% of its respective total assets, determined at the time of purchase, in repurchase agreements maturing in more than seven days and other illiquid assets.

         For purposes of investment restriction 6, it is Pooled Trust's policy that "illiquid assets" include securities of foreign issuers which are not listed on a recognized U.S. or foreign exchange and for which no bona fide market exists at the time of purchase.

         The following additional non-fundamental investment restrictions apply to The Mid-Cap Value Equity Portfolio, The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio (except where otherwise noted). The percentage limitations contained in these restrictions and policies apply at the time a Portfolio purchases securities.

         Except as noted below, each of The Mid-Cap Value Equity Portfolio, The Global Equity Portfolio, The Emerging Markets Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio shall not:

         1. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities). This restriction shall not apply to The Emerging Markets Portfolio.

         2. Invest 25% or more of its total assets in any one industry provided that there is no limitation with respect to investments in obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

         3. Make loans other than by the purchase of all or a portion of a publicly or privately distributed issue of bonds, debentures or other debt securities of the types commonly offered publicly or privately and purchased by financial institutions (including repurchase agreements), whether or not the purchase was made upon the original issuance of the securities, and except that the Portfolio may loan its assets to qualified broker/dealers or institutional investors.

         4. Engage in underwriting of securities of other issuers, except that portfolio securities, including securities purchased in private placements, may be acquired under circumstances where, if sold, the Portfolio might be deemed to be an underwriter under the Securities Act of 1933. No limit is placed on the proportion of the Portfolio's assets which may be invested in such securities.

         5. Purchase or sell physical commodities or physical commodity contracts, including physical commodity options or futures contracts in a contract market or other futures market.

         6. Purchase or sell real estate; provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

Investment Policies and Risks

Foreign Investment Information (The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio and The All-Cap Growth Equity Portfolio)

         Investors in The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The Global Equity and The International Small-Cap Portfolio (as well as in The Real Estate Investment Trust, The Diversified Core Fixed Income, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The Balanced, The Equity Income, The Core Equity and The All-Cap Growth Equity Portfolios, each of which possesses a limited ability to invest in foreign securities) should recognize that investing in securities issued by foreign corporations and foreign governments involves certain considerations, including those set forth in the related Prospectus, which are not typically associated with investments in United States issuers. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since each Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, these Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of each Portfolio, except The High-Yield Bond Portfolio, permit each to enter into forward foreign currency exchange contracts and permit The International Fixed Income, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The Asset Allocation, The Small-Cap Growth Equity, The International Large-Cap Equity and The Core Equity Portfolios to engage in certain options and futures activities, in order to hedge holdings and commitments against changes in the level of future currency rates. See "FOREIGN CURRENCY TRANSACTIONS (THE INTERNATIONAL EQUITY PORTFOLIO, THE INTERNATIONAL LARGE-CAP EQUITY PORTFOLIO, THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO, THE REAL ESTATE INVESTMENT TRUST PORTFOLIOS, THE GLOBAL FIXED INCOME PORTFOLIO, THE INTERNATIONAL FIXED INCOME PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE INTERNATIONAL SMALL-CAP PORTFOLIO, THE DIVERSIFIED CORE FIXED INCOME PORTFOLIO, THE ASSET ALLOCATION PORTFOLIO, THE SMALL-CAP GROWTH EQUITY PORTFOLIO, THE CORE EQUITY PORTFOLIO AND THE ALL-CAP GROWTH EQUITY PORTFOLIO)," below.

         The International Equity, The International Large-Cap Equity , The Labor Select International Equity, The Global Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income and The International Small-Cap Portfolios (and The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The Balanced , The Equity Income, The Small-Cap Value Equity, The Core Equity and The All-Cap Growth Equity Portfolios, up to 10%, 10%, 20%, 10%, 5%, 25%, 5%, 5%, 20% and 10%, respectively, of their total assets) will invest in securities of foreign issuers and may hold foreign currency. Each of these Portfolios has the right to purchase securities in any developed, underdeveloped or emerging country. The Emerging Markets Portfolio, under normal market conditions, will invest at least 65% of its total assets in securities of issuers in emerging markets. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States and this information tends to be of a lesser quality. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with United States generally accepted accounting principles. Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency or constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         It is also expected that the expenses for custodial arrangements of The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The Asset Allocation, The Small-Cap Value Equity, The Small-Cap Growth Equity, The International Small-Cap and The Core Equity Portfolios' foreign securities will be somewhat greater than the expenses for the custodial arrangements for U.S. securities of equal value. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments. See "TAXES."

         Further, a Portfolio may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which a Portfolio invests. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging countries, the investment advisers for the Portfolios do not believe that any current repatriation restrictions would affect their decision to invest in such countries. Countries such as those in which a Portfolio may invest, and in which The Emerging Markets Portfolio will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

          The issuers of the foreign government and government-related high-yield securities, including Brady Bonds, in which The Emerging Markets, The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income, The International Small-Cap and The Asset Allocation Portfolios expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which The Emerging Markets, The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         With respect to forward foreign currency exchange, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain. See "FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS" below.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Portfolios. Payment of such interest equalization tax, if imposed, would reduce a Portfolio's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to a Portfolio by United States issuers. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include, as relevant, the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract and similar financial instrument if such instrument is not "marked to market." The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department has authority to issue regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Portfolios may make or enter into will be subject to the special currency rules described above.

         With reference to the Portfolios' investments in foreign government securities, there is the risk that a foreign governmental issuer may default on its obligations. If such a default occurs, a Portfolio may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

         The issuers of foreign government and government-related debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related high-yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that Brady Bonds and other foreign government and government-related securities will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         Investments and opportunities for investments by foreign investors in emerging market countries are subject to a variety of national policies and restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests. Additional restrictions may be imposed at any time by these or other countries in which the Portfolios' invest. Although these restrictions may in the future make it undesirable to invest in emerging countries, a Portfolio's adviser or sub-adviser, as relevant, does not believe that any current registration restrictions would affect its decision to invest in such countries.

         As disclosed in the Prospectuses for The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Fixed Income Portfolio and The International Small-Cap Portfolio, the foreign short-term fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including EURO. Such securities may include supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote development or reconstruction. They include: The Work Bank, European Investment Bank, Asian Development Bank, European Economic Community and the Inter-American Development Bank. Such fixed-income securities will be typically rated, at the time of purchase, AA or higher by Standard & Poor's Ratings Group or Aa or higher by Moody's Investor Service, Inc. or of comparable quality as determined by the Portfolio's investment adviser.

Foreign Currency Transactions (The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Core Equity Portfolio and The All-Cap Growth Equity Portfolio)

         The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The Global Equity and The International Small-Cap Portfolios (as well as The Real Estate Investment Trust, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Balanced, The Equity Income, The Core Equity and The All-Cap Growth Equity Portfolios, consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

         Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A Portfolio will account for forward contracts by marking to market each day at daily exchange rates.

         When a Portfolio enters into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of its assets denominated in such foreign currency, its Custodian Bank will place or will cause to be placed cash or liquid equity or debt securities in a separate account of that Portfolio in an amount not less than the value of that Portfolio's total assets committed to the consummation of such forward contracts. If the additional cash or securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of that Portfolio's commitments with respect to such contracts.

         The International Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Diversified Core Fixed Income, The International Large-Cap Equity and The Asset Allocation Portfolios may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in its investment portfolio.

         Foreign currency options are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of a rate movement adverse to a Portfolio's position, a Portfolio may forfeit the entire amount of the premium plus any related transaction costs. As in the case of other types of options, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.

         A Portfolio will write call options only if they are "covered" and put options only if they are secured. A call written by a Portfolio will be considered covered if a Portfolio owns short-term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. A put option written by a Portfolio will be considered secured if, so long as a Portfolio is obligated as the writer of the put, it segregates with its Custodian Bank cash or liquid high grade debt securities equal at all times to the aggregate exercise price of the put.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, non-refundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contacts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like forward contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments. Options on foreign currencies may also be traded on national securities exchanges regulated by the Commission or commodities exchanges regulated by the Commodity Futures Trading Commission.

         A foreign currency futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a foreign currency. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency underlying the contract is delivered by the seller and paid for by the purchaser, or on which, in the case of certain futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transactions. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. Subsequent payments to and from the broker referred to as "variation margin" are made on a daily basis as the value of the currency underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         A futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearinghouse guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

         A call option on a futures contract provides the holder with the right to purchase, or enter into a "long" position in, the underlying futures contract. A put option on a futures contract provides the holder with the right to sell, or enter into a "short" position, in the underlying futures contract. In both cases, the option provides for a fixed exercise price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option and the writer delivers to the holder the accumulated balance in the writer's margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. In the event that an option written by the Portfolio is exercised, the Portfolio will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         An option becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

Forward Foreign Currency Exchange Contracts

         The foreign investments made by The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Balanced, The Equity Income, The Asset Allocation, The Small-Cap Value Equity, The Small-Cap Growth Equity, The Core Equity and The All-Cap Growth Equity Portfolios present currency considerations which pose special risks. The investment advisers use a purchasing power parity approach to evaluate currency risk. A purchasing power parity approach attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less abroad, the foreign currency may be considered to be overvalued. When the dollar buys more abroad, the foreign currency may be considered to be undervalued. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States.

         Although these Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. A Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Portfolio will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

         A Portfolio may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Portfolio will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         For example, when the investment adviser believes that the currency of a particular foreign country may suffer a significant decline against the U.S. dollar or against another currency, a Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. A Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

         The Portfolios may enter into forward contracts to hedge the currency risk associated with the purchase of individual securities denominated in particular currencies. In the alternative, the Portfolios may also engage in currency "cross hedging" when, in the opinion of the investment advisers, as appropriate, the historical relationship among foreign currencies suggests that the Portfolios may achieve the same protection for a foreign security at reduced cost and/or administrative burden through the use of a forward contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

         At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize gain or loss from currency transactions.

         With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a Portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Brady Bonds (The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The International Small-Cap and The Asset Allocation Portfolio)

         The Global Fixed Income, The International Fixed Income, The Diversified Core Fixed Income, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may invest, within the limits specified in the related Prospectus, in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's ability to service its external obligations and promote its economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment adviser to the Portfolios believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.

Options on Securities, Futures Contracts and Options on Futures Contracts (The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolios, The Diversified Core Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The Small-Cap Value Equity Portfolio, The International Large-Cap Equity Portfolio, The Core Equity Portfolio and The All-Cap Growth Equity Portfolio)


         In order to remain fully invested, and to reduce transaction costs, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Core Equity and The All-Cap Growth Equity Portfolios may, to the limited extent identified in the related Prospectus, use futures contracts, options on futures contracts and options on securities and may enter into closing transactions with respect to such activities. The Portfolios may only enter into these transactions for hedging purposes, if it is consistent with the Portfolios' investment objectives and policies. The Portfolios will not engage in such transactions to the extent that obligations resulting from these activities in the aggregate exceed 25% of the Portfolios' assets.


Options


         The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Core Equity and The All-Cap Growth Equity Portfolios may purchase call options, write call options on a covered basis, purchase put options and write put options. Writing put options will require the Portfolio to segregate assets sufficient to cover the put while the option is outstanding.

         The Portfolios may invest in options that are either exchange-listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Portfolios' ability to effectively hedge their securities. The Mid-Cap Growth Equity Portfolio will not invest more than 10% of its assets in illiquid securities, and The Mid-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity, The Core Equity and The All-Cap Growth Equity Portfolios will not invest more than 15% of their respective assets in illiquid securities.


         A. Covered Call Writing-- The Portfolios may write covered call options from time to time on such portion of their securities as the investment adviser determines is appropriate given the limited circumstances under which the Portfolios intend to engage in this activity. A call option gives the purchaser of such option the right to buy and the writer (in this case a Portfolio) the obligation to sell the underlying security at the exercise price during the option period. The advantage is that the writer receives a premium income and the purchaser may hedge against an increase in the price of the securities it ultimately wishes to buy. If the security rises in value, however, the Portfolio may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to options on actual portfolio securities owned by the Portfolios, a Portfolio may enter into closing purchase transactions. A closing purchase transaction is one in which the Portfolio, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Consistent with the limited purposes for which the Portfolios intend to engage in the writing of covered calls, closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Portfolios to write another call option on the underlying security with either a different exercise price or expiration date or both.

         The Portfolios may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolios will write call options only on a covered basis, which means that the Portfolios will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolios would be required to continue to hold a security which they might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolios will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options-- The Portfolios may purchase call options to the extent that premiums paid by the Portfolios do not aggregate more than 2% of their total assets. When a Portfolio purchases a call option, in return for a premium paid by the Portfolio to the writer of the option, the Portfolio obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Portfolios may, following the purchase of a call option, liquidate their positions by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Portfolios will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Portfolios will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Portfolios will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Portfolios would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Portfolio may expire without any value to the Portfolio.

         C. Purchasing Put Options --The Portfolios may purchase put options to the extent premiums paid by the Portfolios do not aggregate more than 2% of their total assets. The Mid-Cap Growth Equity, The Real Estate Investment Trust and The Diversified Core Fixed Income Portfolios will, at all times during which they hold a put option, own the security covered by such option.

         A put option purchased by the Portfolios gives them the right to sell one of their securities for an agreed price up to an agreed date. Consistent with the limited purposes for which the Portfolios intend to purchase put options, the Portfolios intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Portfolio to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Portfolio will lose the value of the premium paid. The Portfolio may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Portfolios may sell a put option purchased on individual portfolio securities. Additionally, the Portfolios may enter into closing sale transactions. A closing sale transaction is one in which a Portfolio, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         D. Writing Put Options --A put option written by a Portfolio obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Portfolio. During the option period, the Portfolio, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Portfolio to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. A Portfolio may write put options only if the Portfolio will maintain in a segregated account with its Custodian Bank, cash, U.S. government securities or other assets in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Portfolios intend to engage in the writing of put options, such put options will generally be written in circumstances where the investment adviser wishes to purchase the underlying security for the Portfolios at a price lower than the current market price of the security. In such event, a Portfolio would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Portfolios may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Portfolios may not, however, effect such a closing transaction after they have been notified of the exercise of the option.

Options on Stock Indices

         The Emerging Markets, The Global Equity, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The International Large-Cap Equity, The Core Equity and The All-Cap Growth Equity Portfolios may acquire options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received to make delivery of this amount. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange and American Stock Exchange as well as on foreign exchanges.

         A Portfolio's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the Portfolio's securities. Since a Portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Portfolio bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Portfolio's ability effectively to hedge its securities. A Portfolio will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Portfolio will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Futures and Options on Futures

         Consistent with the limited circumstances under which The Mid-Cap Growth Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Emerging Markets, The Global Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Asset Allocation, The Small-Cap Growth Equity, The International Large-Cap Equity, The Core Equity and The All-Cap Growth Equity Portfolios will use futures, the Portfolios may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When a Portfolio enters into a futures transaction, it must deliver to the futures commission merchant selected by the Portfolio an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Portfolio's Custodian Bank. Thereafter, a "variation margin" may be paid by the Portfolio to, or drawn by the Portfolio from, such account in accordance with controls set for such account, depending upon changes in the price of the underlying securities subject to the futures contract.

         Consistent with the limited purposes for which the Portfolios may engage in these transactions, a Portfolio may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Because the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Portfolio is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase.

         If a put or call option that a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, consistent with the limited purposes for which the Portfolios will engage in these activities, a Portfolio will purchase a put option on a futures contract to hedge the Portfolio's securities against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Portfolios may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if a Portfolio is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Portfolio had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Portfolios may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Portfolios may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Futures Contracts And Options On Futures Contracts

         In order to remain fully invested, to facilitate investments in portfolio securities and to reduce transaction costs, The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The International Large-Cap Equity and The Core Equity Portfolios may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. For the same purposes, The Balanced, The Equity Income, The Select Equity, The International Large-Cap Equity and The Core Equity Portfolio may also enter into futures contracts on stock indices and purchases or sell options on stock index futures and stock indices and may enter into closing transactions with respect to these activities. The Portfolios will only enter into these transactions for hedging purposes if it is consistent with the Portfolios' investment objectives and policies and the Portfolios will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts and options on securities, in the aggregate, exceed 25% of the Portfolios' assets.

         Additionally, The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Small-Cap, The International Large-Cap Equity and The Asset Allocation Portfolios may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with its investments.

         The Mid-Cap Growth Equity, The Mid-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation, The Small-Cap Growth Equity, The Small-Cap Value Equity, The Balanced, The Equity Income, The Select Equity, The International Large-Cap Equity and The Core Equity Portfolios may enter into contracts for the purchase or sale for future delivery of securities. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which the securities underlying the contracts are delivered, or in the case of securities index futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin" as a good faith deposit. This amount is generally maintained in a segregated account at the custodian bank. Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market."

         Foreign currency futures contracts operate similarly to futures contracts concerning securities. When The International Fixed Income, The Global Equity, The Emerging Markets, The Diversified Core Fixed Income, The International Large-Cap Equity or The Asset Allocation Portfolios sells a futures contract on a foreign currency, it is obligated to deliver that foreign currency at a specified future date. Similarly, a purchase by the Portfolio gives it a contractual right to receive a foreign currency. This enables the Portfolio to "lock in" exchange rates. The Portfolios may also purchase and write options to buy or sell futures contracts in which the Portfolio's may invest and enter into related closing transactions. Options on futures are similar to options except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. The Portfolios will not enter into futures contracts and options thereon to the extent that more than 5% of a Portfolio's assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Portfolio's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

         To the extent that interest or exchange rates move in an unexpected direction, the Portfolio may not achieve the anticipated benefits of investing in futures contracts and options thereon, or may realize a loss. To the extent that a Portfolio purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, the possible lack of a secondary market would prevent the Portfolio from closing out its positions relating to futures.


Asset-Backed Securities (The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Balanced Portfolio, The Equity Income Portfolio and The Core Equity Portfolio)

         The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Asset Allocation, The Balanced, The Equity Income and The Core Equity Portfolios may each invest a portion of their assets in asset-backed securities. All such securities must be rated in one of the four highest rating categories by a reputable credit rating agency (e.g., BBB by S&P or Baa by Moody's). Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide the Portfolio to pay the debt service on the debt obligations issued.


         The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities but the risk of such a prepayment does exist. Such asset-backed securities doe however, involve certain risks not associated with mortgage-backed securities, including the risk that security interest cannot be adequately or in many case, ever, established and other risks which may be peculiar classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

High-Yield, High Risk Securities


         The International Fixed Income, The Global Fixed Income, The Diversified Core Fixed Income, The Asset Allocation, The Equity Income and The All-Cap Growth Equity Portfolios may invest up to 5%, 5%, 30%, 55%, 15% and 5%, respectively, of its assets in high risk, high-yield fixed-income securities of foreign governments, including, with specified limitations, so-called Brady Bonds. The Emerging Markets Portfolio may invest up to 35% of its net assets in fixed-income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high-yield, high risk securities, including Brady Bonds. The International Small-Cap Portfolio may invest up to 15% of its net assets in fixed-income securities some or all of which may be corporate obligations, and some or all of which may be below investment grade, or unrated. These high-yield, high risk securities are rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the investment adviser to have characteristics similar to such rated securities.


         The High-Yield Bond Portfolio invests primarily in securities rated B-or higher by S&P or B3 or higher by Moody's or, if unrated, judged to be of comparable quality by the investment adviser. In its U.S. high yield sector, The Diversified Core Fixed Income Portfolio, under normal circumstances, invests between 5% and 30% in U.S. Bonds generally rated BB or lower by S&P or Fitch or Ba or lower by Moody's or similarly rated by another nationally recognized statistical rating organization. The Small-Cap Value Equity Portfolio may invest up to 25% of its net assets in U.S. corporate bonds rated below B by Moody's or S&P when the Portfolio investment adviser believes that capital appreciation is likely from an investment in those securities. See "APPENDIX A--RATINGS" to this SAI for more rating information.

         Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. In the past, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Portfolios' investment advisers intend to maintain an adequately diversified portfolio of these bonds. While diversification can help to reduce the effect of an individual default on the Portfolios, there can be no assurance that diversification will protect the Portfolios from widespread bond defaults brought about by a sustained economic downturn.

         Medium and low-grade bonds held by the Portfolios may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Portfolios' net asset value per share.

        Although the market for high-yield bonds has been in existence for many years, including periods of economic downturns, the high-yield market grew rapidly during the long economic expansion which took place in the United States during the 1980s. During the economic expansion, the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings increased dramatically. As a result, the high-yield market grew substantially during the economic expansion. Although experts disagree on the impact recessionary periods have had and will have on the high-yield market, some analysts believe a protracted economic downturn would severely disrupt the market for high yield bonds, would adversely affect the value of outstanding bonds and would adversely affect the ability of high-yield issuers to repay principal and interest. Those analysts cite volatility experienced in the high-yield market in the past as evidence for their position. It is likely that protracted periods of economic uncertainty would result in increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Portfolio's net asset value.

         In addition, if, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratios may increase.

         Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons, such as the savings and loan crisis. A less liquid secondary market may have an adverse effect on the Portfolio's ability to dispose of particular issues, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

         Finally, there are a variety of legislative actions which have been taken or which are considered from time to time by the United States Congress which could adversely affect the market for high-yield bonds. For example, Congressional legislation limited the deductibility of interest paid on certain high-yield bonds used to finance corporate acquisitions. Also, Congressional legislation has, with some exceptions, generally prohibited federally-insured savings and loan institutions from investing in high-yield securities. Regulatory actions have also affected the high-yield market. For example, many insurance companies have restricted or eliminated their purchase of high-yield bonds as a result of, among other factors, actions taken by the National Association of Insurance Commissioners. If similar legislative and regulatory actions are taken in the future, they could result in further tightening of the secondary market for high-yield issues, could reduce the number of new high-yield securities being issued and could make it more difficult for the Portfolio to attain its investment objective.

Convertible, Debt and Non-Traditional Equity Securities

         A portion of The Mid-Cap Value Equity, The Small-Cap Value Equity, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The International Equity, The International Large-Cap Equity, The Core Equity and The All-Cap Growth Equity Portfolios' assets may be invested in convertible and debt securities of issuers in any industry, and The Real Estate Investment Trust Portfolios' assets may be invested in convertible securities of issuers in the real estate industry. A convertible security is a security which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible and debt securities are senior to common stocks in a corporation's capital structure, although convertible securities are usually subordinated to similar nonconvertible securities. Convertible and debt securities provide a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Just as with debt securities, convertible securities tend to increase in market value when interest rates decline and tend to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. Investments in debt securities by The Small-Cap Growth Equity Portfolio will be limited to those that are, at the time of investment, within the four highest grades assigned by a nationally recognized statistical rating agency (e.g., Baa or higher by Moody's or BBB or higher by Standard & Poor's) or deemed to be of comparable quality by the investment adviser. Convertible and debt securities acquired by The Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Asset Allocation, The Equity Income, The Select Equity and, with respect to 5% of their assets, The Balanced and The Core Equity Portfolios may be rated below investment grade, or unrated. These lower rated convertible and debt securities are subject to credit risk considerations substantially similar to such considerations affecting high risk, high-yield bonds, commonly referred to as "junk bonds." See "HIGH-YIELD, HIGH RISK SECURITIES" for a further discussion of these types of investments. The All-Cap Growth Equity Portfolio may invest in convertible securities without reference to such securities' investment grade rating because it invests in such securities primarily for their equity characteristics.

         The Mid-Cap Value Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The Asset Allocation and The All-Cap Growth Equity Portfolios may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as a Portfolio, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after a predetermined number of years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if called early, the issuer may pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

         The Mid-Cap Value Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Emerging Markets, The International Small-Cap, The Asset Allocation and The All-Cap Growth Equity Portfolios may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS and DECS all have the following features: they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

REITS

         The Real Estate Investment Trust Portfolios', The Asset Allocation Portfolio's, The Small-Cap Value Equity Portfolio's and The Core Equity Portfolio's investment in REITs presents certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Depositary Receipts

         The Balanced, The Equity Income, The Select Equity, The Small-Cap Growth Equity, The Core Equity, The Large-Cap Value Equity, The International Equity, The International Large-Cap Equity, The Mid-Cap Value Equity, The Small-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Global Fixed Income, The International Fixed Income, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation and The All-Cap Growth Equity Portfolios may invest in sponsored and unsponsored ADRs. Such ADRs that The Balanced, The Equity Income, The Select Equity, The Small-Cap Growth Equity, The Core Equity, The Large-Cap Value Equity, The Mid-Cap Value Equity Portfolio, The Small-Cap Value Equity, The Real Estate Investment Trust, The Diversified Core Fixed Income, The Asset Allocation and The All-Cap Growth Equity Portfolios may invest in will be those that are actively traded in the United States.

         The Global Fixed Income, The International Fixed Income, The International Equity, The International Large-Cap Equity, The Global Equity, The Emerging Markets, The International Small-Cap and The Asset Allocation Portfolios may also invest in sponsored and unsponsored European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). The Small-Cap Growth Equity Portfolio may also invest in sponsored and unsponsored GDRs. Subject to its 10% limit on investments in foreign securities.

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

         ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities. "Sponsored" ADRs, EDRs or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and "unsponsored" ADRs, EDRs or GDRs are issued without the participation of the issuer of the deposited security. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR or GDR. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Repurchase Agreements

         While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes.

         The funds in the Delaware Investments family, including Pooled Trust and Foundation Funds, have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow such funds jointly to invest cash balances. Each Portfolio may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Portfolio, if any, would be the difference between the repurchase price and the market value of the security. If bankruptcy proceedings are commences with respect to the seller a Portfolio's realization upon the collateral may be delayed or limited. Each Portfolio will limit its investments in repurchase agreements to those which its respective investment adviser, under the guidelines of the Board of Trustees, as applicable, determines to present minimal credit risks and which are of high quality. In addition, a Portfolio must have collateral of at least 102% of the repurchase price, including the portion representing the Portfolio's yield under such agreements which is monitored on a daily basis. The term of these agreements is usually from overnight to one week and never exceeds one year. Not more than 10% of a Portfolio's assets may be invested in repurchase agreements having a maturity in excess of seven days.

Portfolio Loan Transactions

         Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Pooled Trust and Foundation Funds, as applicable, that the staff of the Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to Pooled Trust from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Portfolio; 3) a Portfolio must be able to terminate the loan after notice, at any time; 4) a Portfolio must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Portfolio may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Board of Trustees of Pooled Trust or Foundation Funds, as applicable, know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Portfolio would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Portfolio will only enter into loan arrangements after a review of all pertinent facts by the respective investment adviser, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the respective investment adviser.

Restricted and Rule 144A Securities

         Each Portfolio may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933. Rule 144A Securities are traded among qualified institutional investors. While maintaining oversight, the Board of Trustees, as applicable, has delegated to the respective investment adviser the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Portfolio's limitation (whether 15% or 10% of total assets) on investments in illiquid assets. The Boards have instructed the respective investment adviser to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of other potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Trustees, as applicable, and the respective investment adviser will continue to monitor the liquidity of that security to ensure that a Portfolio has no more than 10% or 15%, as appropriate, of its total assets in illiquid securities. If an investment adviser determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Portfolio's holdings of illiquid securities exceed the Portfolio's 10% or 15% limit, as applicable, on investment in such securities, the investment adviser will determine what action shall be taken to ensure that the Portfolio continues to adhere to such limitation.

         The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The International Small-Cap, The Balanced, The Equity Income, The Select Equity, The Core Equity and The All-Cap Growth Equity Portfolios may purchase privately-placed securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately-negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Portfolio obtaining a less favorable price on a resale. The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The Core Equity and The All-Cap Growth Equity Portfolios will not purchase illiquid assets if more than 15% of its net assets would then consist of such illiquid securities.

U.S. Government Securities

         The U.S. government securities in which the various Portfolios may invest for temporary purposes and otherwise (see "INVESTMENT RESTRICTIONS" and the Prospectus of the Portfolios for additional information), include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

         Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

         An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the Federal National Mortgage Association.

Mortgage-Backed Securities

         The Real Estate Investment Trust, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Intermediate Fixed Income, The Global Fixed Income, The Asset Allocation, The Balanced and The Core Equity Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Those securities include, but are not limited to, GNMA certificates. Such securities differ from other fixed-income securities in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. When prevailing interest rates rise, the value of a GNMA security may decrease as do other debt securities. When prevailing interest rates decline, however, the value of GNMA securities may not rise on a comparable basis with other debt securities because of the prepayment feature of GNMA securities. Additionally, if a GNMA certificate is purchased at a premium above its principal value because its fixed rate of interest exceeds the prevailing level of yields, the decline in price to par may result in a loss of the premium in the event of prepayment. Funds received from prepayments may be reinvested at the prevailing interest rates which may be lower than the rate of interest that had previously been earned.

         The Portfolios also may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. To the extent any privately-issued CMOs or REMICs in which the Portfolios may invest are considered by the Commission to be investment companies, the Portfolios will limit their investments in such securities in a manner consistent with the provisions of the 1940 Act.

         The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' value, which is likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio may reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

         Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest-only" class), while the other class will receive all of the principal (the "principal-only" class). The yield to maturity on an interest-only class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet been fully developed and, accordingly, these securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of a Portfolio's net assets.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Each of the Portfolios may invest in such private-backed securities but, the Portfolios, other than The Intermediate Fixed Income Portfolio and The Aggregate Fixed Income Portfolio, will do so (i) only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) currently, only if they are rated at the time of purchase in the two (and, in the case of The Core Equity Portfolio, the four) highest grades by a nationally-recognized statistical rating agency.

         The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income and The Asset Allocation Portfolios each may invest up to 20% of its total assets in CMOs and REMICs issued by private entities which are not collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, so-called non-agency mortgage-backed securities. Investments in these securities may be made only if the securities (i) are rated at the time of purchase in the four top rating categories by a nationally-recognized statistical rating organization (e.g., BBB or better by S&P or Baa or better by Moody's) and (ii) represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate. Non-agency mortgage-backed securities are subject to the interest rate and prepayment risks, described above, to which other CMOs and REMICs issued by private issuers are subject. Non-agency mortgage-backed securities may also be subject to a greater risk of loss of interest and principal because they are not collateralized by securities issued or guaranteed by the U.S. government. In addition, timely information concerning the loans underlying these securities may not be as readily available and the market for these securities may be less liquid than other CMOs and REMICs.

Short-Term Investments

         The short-term investments in which The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Mid-Cap Value Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Fixed Income, The International Fixed Income, The High-Yield Bond, The Global Equity, The Emerging Markets, The International Small-Cap, The Asset Allocation, The Small-Cap Growth Equity, The Balanced, The Equity Income, The Select Equity, The Core Equity and The All-Cap Growth Equity Portfolios may invest include:

         (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a U.S. commercial bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio, in the case of The Large-Cap Value Equity, The Mid-Cap Growth Equity, The International Equity, The International Large-Cap Equity, The Global Fixed Income and The International Fixed Income Portfolios, and 15% of the total assets of a Portfolio, in the case of The Mid-Cap Value Equity, The Small-Cap Value Equity, The Diversified Core Fixed Income, The Labor Select International Equity, The Real Estate Investment Trust, The Global Equity, The Emerging Markets, The International Small-Cap, The High-Yield Bond, The Asset Allocation, The Small-Cap Growth Equity, The Balanced, The Equity Income, The Select Equity and The Core Equity Portfolios. Certificates of deposit are negotiable short-term obligations issued by commercial banks against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

         A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion or, in the case of a bank which does not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) it is a member of the Federal Deposit Insurance Corporation, and (iii) the bank or its securities have received the highest quality rating by a nationally-recognized statistical rating organization;

         (2) Commercial paper with the highest quality rating by a nationally-recognized statistical rating organization (e.g., A-1 by S&P or Prime-1 by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment adviser;

         (3) Short-term corporate obligations with the highest quality rating by a nationally-recognized statistical rating organization (e.g., AAA by S&P or Aaa by Moody's) or, if not so rated, of comparable quality as determined by a Portfolio's investment adviser;

         (4) U.S. government securities (see "U.S. Government Securities"); and

         (5) Repurchase agreements collateralized by securities listed above.

         (6) And in the case of The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap, The Global Fixed Income and The International Fixed Income Portfolios, bank deposits held by or at the Portfolio's Custodian Bank or one of its sub-custodians.

Investment Company Securities

         Any investments that the Portfolios make in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, or such other investment companies. Under the 1940 Act's current limitations, the Portfolios may not (1) own more than 3% of the voting stock of another investment company; and (2) invest more than 5% of the Portfolio's total assets in the shares of any one investment company; nor, (3) invest more than 10% of the Portfolio's total assets in shares of other investment companies. These percentage limitations also apply to the Portfolio's investments in unregistered investment companies. The Asset Allocation Portfolio is not subject to these percentage limitations because it operates as a "fund of funds." Each Portfolio in which The Asset Allocation Portfolio invests may not operate as a "fund of funds" by investing in other registered open-end investment companies or registered unit investment trusts that are part of the Delaware Investments family of funds.

Zero Coupon and Pay-In-Kind Bonds

         Zero coupon bonds are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or pay value. PIK bonds pay interest through the issuance to holders of additional securities. Zero coupon bonds and PIK bonds are generally considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio's authorized to invest in them. For example, with zero coupon bonds, the Portfolio accrue, and is required to distribute to shareholders, income on such bonds. However, the Portfolio may not receive the cash associated with this income until the bonds are sold or mature. If the Portfolio did not have sufficient cash to make the required distribution of accrued income, the Portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

When-Issued and Delayed Delivery Securities

         Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. A Portfolio will maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time the Portfolio enters into the commitment and no interest accrues to the Portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of The Balanced Portfolio not to enter into when-issued commitments exceeding in the aggregate 5% of the market value its total assets less liabilities other than the obligations created by these commitments.

Warrants

         The Equity Income Portfolio, The Global Equity, The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Emerging Markets, The International Small-Cap and The All-Cap Growth Equity Portfolios may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Concentration

         In applying the Portfolio's policies on concentration: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

Risks Associated with the Asset Allocation Portfolio

         The Asset Allocation Portfolio's assets may be primarily invested in a combination of the Portfolios. As a result, the Asset Allocation Portfolio is subject to the same risks as any of the Portfolios in the Fund in which its invests. Moreover, The Asset Allocation Portfolio's investment performance may be directly related to the investment performance of the Portfolios of the Fund held by it. The ability of The Asset Allocation Portfolio to meet its investment objective may thus be directly related to the ability of the Portfolios of the Fund to meet their objectives as well as the allocation among those Portfolios of the fund by Delaware. There can be no assurance that the investment objective of The Asset Allocation Portfolio or any of the Portfolios of the Fund will be achieved.

         Because The Asset Allocation Portfolio and the other Portfolios of the Fund are separately managed, it is possible that certain Portfolios of the Fund in which The Asset Allocation Portfolio invests may be acquiring securities at the same time that other Portfolios of the Fund in which that Portfolio invests are selling the same security. Similarly, it is possible that The Asset Allocation Portfolio may directly acquire a security at the same time that a Portfolio of the Fund in which it invests is selling the same security, or vice versa. This practice could result in higher indirect transactions costs for The Asset Allocation Portfolio, and thus adversely affect The Asset Allocation Portfolio's returns, than would be the case if it were only investing directly in securities.

         Delaware has adopted Asset Allocation Guidelines (the "Guidelines") which govern The Asset Allocation Portfolio's purchases and redemptions of shares of the Portfolios of the Fund. Pursuant to these Guidelines, if the investment adviser anticipates that The Asset Allocation Portfolio's allocation transaction will disrupt the investment activities of a Portfolio of the Fund, the portfolio managers of the relevant Portfolios will confer on steps to minimize adverse effects on both The Asset Allocation Portfolio and the Portfolio of the Fund, such as staggering the timing and amounts of such allocation transactions. In addition, Delaware will attempt to minimize the number and size of allocation transactions taking place at any one time while attempting to avoid losing investment opportunities for The Asset Allocation Portfolio. As a result, The Asset Allocation Portfolio may, on occasion, be unable to purchase or redeem shares of a Portfolio of the Fund as quickly or in such amounts as they otherwise would in the absence of such Guidelines. Such delays or changes in amounts may decrease the total return and/or increase the volatility of The Asset Allocation Portfolio.

                            ACCOUNTING AND TAX ISSUES

         When The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio or The Core Equity Portfolio writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the section of the Portfolio's assets and liabilities as an asset and as an equivalent liability.

         In writing a call, the amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which a Portfolio has written expires on its stipulated expiration date, the Portfolio recognizes a short-term capital gain. If a Portfolio enters into a closing purchase transaction with respect to an option which the Portfolio has written, the Portfolio realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security on foreign currency and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Portfolio for the purchase of a put option is reported in the section of the Portfolio's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and ask prices. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Portfolio exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

Options on Certain Stock Indices

         Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Portfolio at the end of each fiscal year on a broad-based stock index will be required to be "marked to market" for federal income tax purposes. Generally, 60% of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

Other Tax Requirements

         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.

         In order to qualify as a regulated investment company for federal income tax purposes, each Portfolio must meet certain specific requirements, including:

         (i) Each Portfolio must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Portfolio's total assets, and, with respect to 50% of a Portfolio's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Portfolio's total assets. For purposes of the tax diversification test under Subchapter M of the Internal Revenue Code, repurchase agreements constitute securities are not considered to be cash or cash items;

         (ii) Each Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) Each Portfolio must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years, and

         (iv) Each Portfolio must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Portfolio for less than three months ("short-short income"). The Taxpayer Relief Act of 1997, as amended, (the "1997 Act") repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Portfolio as a regulated investment company.

         The Code requires the Portfolios to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to a Portfolio) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolios intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains or when the offsetting position is sold.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Portfolio must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Portfolio will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Investment in Foreign Currencies and Foreign Securities

         Certain of the Portfolios are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Portfolio:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Portfolio accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Portfolio actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Portfolio.

         If a Portfolio's Section 988 losses exceed a Portfolio's other net investment company taxable income during a taxable year, a Portfolio generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Portfolio shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Portfolio shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Portfolio to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Portfolio's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Portfolio will be required to record a fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Portfolio's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Portfolios may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Portfolio at the end of its fiscal year are invested in securities of foreign corporations, a Portfolio may elect to pass-through to you your pro rata share of foreign taxes paid by a Portfolio. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Portfolio); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Portfolio at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Portfolio). If a Portfolio elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Portfolio invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Portfolio. In this case, these taxes will be taken as a deduction by a Portfolio, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Portfolio. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Portfolio to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Portfolio. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040.

         Investment in Passive Foreign Investment Company securities--The Portfolios may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Portfolio receives an "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Portfolio to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Portfolio held the PFIC shares. A Portfolio itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Portfolio taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Portfolio. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Portfolio distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Portfolio may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Portfolio's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Portfolio would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Portfolio were to make this second PFIC election, tax at the Portfolio level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Portfolio (if any), the amounts distributable to you by a Portfolio, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Portfolio acquires shares in that corporation. While a Portfolio will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Portfolio, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Portfolio's income available for distribution to you, and may cause some or all of a Portfolio's previously distributed income to be classified as a return of capital.

                         TRADING PRACTICES AND BROKERAGE

         The investment adviser or sub-adviser of each Portfolio, as the case may be, selects brokers or dealers to execute transactions on behalf of a Portfolio for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where securities either are purchased directly from the dealer or are sold to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the investment adviser or sub-adviser pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, Pooled Trust or Foundation Funds, as appropriate, pays a minimal share transaction cost when the transaction presents no difficulty. A number of trades are made on a net basis where the Portfolios either buy the securities directly from the dealer or sell them to the dealer. In these instances, there is not direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         Securities transactions for The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Equity, The Emerging Markets, The Global Fixed Income, The International Fixed Income, The High Yield Bond, The Real Estate Investment Trust , The International Small-Cap and The Diversified Core Fixed Income Portfolios may be effected in foreign markets which may not allow negotiation of commissions or where it is customary to pay fixed rates.

         During the fiscal years ended October 31, 1997, 1998 and 1999, the aggregate dollar amounts of brokerage commissions paid by the Portfolios listed below amounted to the following:

                                                                          1999             1998               1997
                                                                          ----             ----               ----

    The Large Cap Value Equity Portfolio                              $343,565         $198,202           $137,685
    The Mid-Cap Growth Equity Portfolio                                $12,599          $19,470            $66,754
    The International Equity Portfolio                                $488,068         $390,649           $618,700
    The Global Fixed Income Portfolio                                      N/A              N/A                N/A
    The Labor Select International Equity Portfolio                    $68,909         $134,410            $72,413
    The Real Estate Investment Trust Portfolio                        $171,507         $185,742           $111,633
    The Emerging Markets Portfolio (3)                                 $55,321         $194,207            $92,535
    The Global Equity Portfolio (4)                                     $2,723           $3,549             $5,176
    The Core Equity Portfolio (7)                                       $6,210           $2,458                N/A
    The Mid-Cap Value Equity Portfolio (6)                             $10,397          $15,643                N/A
    The Small-Cap Growth Equity Portfolio (7)                           $4,139           $1,702                N/A
    The Real Estate Investment Trust Portfolio II (5)                  $11,350          $16,638                N/A
    The Intermediate Fixed Income Portfolio                                N/A              N/A                N/A
    The Aggregate Fixed Income Portfolio (6)                               N/A              N/A                N/A
    The High-Yield Bond Portfolio (1)                                      N/A              N/A                N/A
    The Diversified Core Fixed Income Portfolio (6)                        N/A              N/A                N/A
    The International Fixed Income Portfolio (2)                           N/A              N/A                N/A
    The Asset Allocation Portfolio (13)                                    N/A              N/A                N/A
    The Small-Cap Value Equity Portfolio (8)                            $4,061              N/A                N/A
    The Balanced Portfolio (10)                                       $195,004              N/A                N/A
    The Equity Income Portfolio (10)                                  $152,727              N/A                N/A
    The Select Equity Portfolio (9)                                     $6,109              N/A                N/A
    The International Small-Cap Portfolio (11)                          $7,807              N/A                N/A
    The International Large-Cap Equity Portfolio (12)                      N/A              N/A                N/A
    The All-Cap Growth Equity Portfolio (13)                               N/A              N/A                N/A



 (1)    Commenced operations on December 2, 1996.
 (2)    Commenced operations on April 11, 1997.
 (3)    Commenced operations on April 14, 1997.
 (4)    Commenced operations on October 15, 1997.
 (5)    Commenced operations on November 4, 1997.
 (6)    Commenced operations on December 29, 1997.
 (7)    Commenced operations on September 15, 1998.
 (8)    Commenced operations on March 29, 1999.
 (9)    Commenced operations on June 29, 1999.
(10)    Commenced operations on June 30, 1999.
(11)    Commenced operations on July 20, 1999.
(12)    Commenced operations on  December  14, 1999.
(13)    Has not commenced operations as of the date of this Part B.


         The investment advisers or sub-advisers may allocate out of all commission business generated by all of the Portfolios and accounts under management by them, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the investment advisers in connection with their investment decision-making process with respect to one or more funds and accounts they manage, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 1999, portfolio transactions of the following Portfolios in the amounts listed below, resulting in brokerage commissions in the amounts listed below, were directed to brokers for brokerage and research services provided:

                                                       Portfolio Transactions     Brokerage Commissions
                                                              Amounts                    Amounts


The Large Cap Value Equity Portfolio                         $134,222,866               $168,738
The Mid-Cap Growth Equity Portfolio                           $1,480,674                 $2,814
The International Equity Portfolio                            $17,535,314                $35,829
The Labor Select International Equity Portfolio               $1,240,932                 $2,480
The Real Estate Investment Trust Portfolio                    $34,498,279                $88,912
The Emerging Markets Portfolio                                   none                     none
The Mid-Cap Value Equity Portfolio                            $4,508,836                 $7,801
The Core Equity Portfolio                                     $2,045,716                 $3,174
The Small-Cap Growth Equity Portfolio                          $548,192                   $968
The Real Estate Investment Trust Portfolio II                 $2,312,175                 $5,970
The Intermediate Fixed Income Portfolio                           N/A                      N/A
The Aggregate Fixed Income Portfolio                              N/A                      N/A
The High-Yield Bond Portfolio                                     N/A                      N/A
The Diversified Core Fixed Income Portfolio                       N/A                      N/A
The Global Equity Portfolio                                    $726,181                   $816
The Global Fixed Income Portfolio                                 N/A                      N/A
The Asset Allocation Portfolio (6)                               N/A                        N/A
The International Fixed Income Portfolio                          N/A                      N/A
The Small-Cap Value Equity Portfolio (1)                       $457,480                  $1,206
The Balanced Portfolio (3)                                    $63,537,266               $101,442
The Equity Income Portfolio (3)                               $28,516,207                $35,670
The Select Equity Portfolio (2)                                $192,829                   $222
The International Small-Cap Portfolio (4)                       $16,988                    $34
The International Large-Cap Equity Portfolio (5)                  N/A                      N/A
The All-Cap Growth Equity Portfolio (6)                           N/A                      N/A

(1)    Commenced operations on March 29, 1999.
(2)    Commenced operations on June 29, 1999.
(3)    Commenced operations on June 30, 1999.
(4)    Commenced operations on July 20, 1999.
(5)    Commenced operation on  December  14, 1999.
(6)    Has not commenced operations as of the date of this Part B.

         As provided in the Securities Exchange Act of 1934 and each Portfolio's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, Pooled Trust and Foundation Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the investment advisers which constitute in some part brokerage and research services used by the investment advisers in connection with their investment decision-making process and constitute in some part services used by them in connection with administrative or other functions not related to their investment decision-making process. In such cases, the investment advisers will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to Pooled Trust, Foundation Funds and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the Portfolios receiving the pricing service.

         Combined orders for two or more accounts or funds engaged in the purchase or sale of the same security may be placed if the judgment is made that joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the investment advisers, the Board of Trustees of Pooled Trust and Foundation Funds that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, orders may be placed with broker/dealers that have agreed to defray certain Portfolio expenses, such as custodian fees.

         Subject to best execution, Portfolio orders may be placed with qualified broker/dealers who recommend the Portfolios or who acts as agents in the purchase of shares of the Portfolios for their clients.

                               PORTFOLIO TURNOVER

         Portfolio trading will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates. A Portfolio is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Portfolio will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such a turnover always will be incidental to transactions undertaken with a view to achieving a Portfolio's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Portfolio and taxes payable by a Portfolio's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Portfolio's securities at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a relevant Portfolio may hold securities for any period of time. Portfolio turnover will also be increased by The Mid-Cap Growth Equity Portfolio, either of The Real Estate Investment Trust Portfolios, The International Large-Cap Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio and The All-Cap Growth Equity Portfolio, if the Portfolio writes a large number of call options which are subsequently exercised. To the extent a Portfolio realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Portfolio at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Portfolio shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         Under normal circumstances: (1) the annual portfolio turnover rate of The International Equity Portfolio and The International Large-Cap Equity Portfolio is not expected to exceed 75%; (2) the annual portfolio turnover rate of The Global Fixed Income Portfolio and The International Fixed Income Portfolio is not expected to exceed 200%; (3) the annual portfolio turnover rate of The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Small-Cap Value Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio, The High-Yield Bond Portfolio, The Balanced, The Equity Income, The Core Equity Portfolio and The Asset Allocation Portfolio is not expected to exceed 100%; (4) the annual portfolio turnover rate of The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio is not expected to exceed 250%; (5) the annual portfolio turnover rate of The Small-Cap Growth Equity Portfolio is expected to be 100%; (6) the annual portfolio turnover rate for The Select Equity Portfolio is not expected to exceed 300%; and (7) the annual portfolio turnover rate for The All-Cap Growth Equity Portfolio is expected to exceed 100%. The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Portfolio during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. Generally, we do not expect portfolio turnover for The Balanced Portfolio to exceed 100%; however, due to the implementation of a change in investment strategy for the equity portion of the Portfolio, the Portfolio may experience an annual portfolio turnover rate that is greater than 100%.


         The portfolio turnover rates of the following Portfolios for the past two fiscal years were as follows:

                                                                          October 31, 1999         October 31, 1998
                                                                          ----------------         ----------------

         The Large Cap Value Equity Portfolio                                    96%                      85%
         The Mid-Cap Growth Equity Portfolio                                    129%                     154%
         The International Equity Portfolio                                       6%                       5%
         The Global Fixed Income Portfolio                                      101%                     131%
         The Labor Select International Equity Portfolio                         12%                       2%
         The Real Estate Investment Trust Portfolio                              48%                      51%
         The Intermediate Fixed Income Portfolio                                148%                     181%
         The High-Yield Bond Portfolio                                          455%                     211%
         The International Fixed Income Portfolio                               127%                     104%
         The Emerging Markets Portfolio                                          23%                      39%
         The Global Equity Portfolio                                             31%                      47%
         The Core Equity Portfolio (3)                                           92%                     53%*
         The Mid-Cap Value Equity Portfolio (2)                                 125%                    155%*
         The Small-Cap Value Equity Portfolio (4)                                37%                      N/A
         The Small-Cap Growth Equity Portfolio (3)                               92%                     98%*
         The Real Estate Investment Trust Portfolio II (1)                       39%                     54%*
         The Aggregate Fixed Income Portfolio (2)                               275%                    438%*
         The Diversified Core Fixed Income Portfolio (2)                        216%                    312%*
         The Asset Allocation Portfolio (9)                                      N/A                      N/A
         The Balanced Portfolio (6)                                             145%                      N/A
         The Equity Income Portfolio (6)                                         87%                      N/A
         The Select Equity Portfolio (5)                                        235%                      N/A
         The International Small-Cap Portfolio (7)                               15%                      N/A
         The International Large-Cap Equity Portfolio (8)                        N/A                      N/A
         The All-Cap Growth Equity Portfolio (9)                                 N/A                      N/A

          *       Annualized
         (1)      Commenced operations on November 4, 1997.
         (2)      Commenced operations on December 29, 1997.

(3)      Commenced operations on September 15, 1998.
(4)      Commenced operations on March 29, 1999.
(5)      Commenced operations on June 29, 1999.
(6)      Commenced operations on June 30, 1999.
(7)      Commenced operations on July 20, 1999.
(8)      Commenced operations on  December  14, 1999.
(9)      Has not commenced operations as of the date of this Part B.

         In fiscal years 1998 and 1999, the annual portfolio turnover rates for The Aggregate Fixed Income Portfolio (438% and 275%, respectively) were higher than the turnover rate that is expected going forward. Annual turnover rates are calculated using a method that divides the lesser of purchases or sales of portfolio securities by the average monthly balance of Portfolio assets over the fiscal year. The higher than expected rates in 1998 and 1999 were primarily attributable to the fact that the Portfolio was new and that cash inflows to the Portfolio occurred in large amounts at one time as opposed to small, relatively even, amounts over a prolonged period. Consequently, turnover rates were accentuated as the average monthly balance was small relative to inflows. Over time, turnover rates are expected to moderate as the Portfolio grows and contributions become smaller relative to average assets.




                                PURCHASING SHARES

         The following supplements the disclosure provided in the Portfolios' Prospectuses.

         Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for each Portfolio's shares. See the related Prospectus for information on how to invest. Pooled Trust or Foundation Funds, as applicable, reserves the right to suspend sales of Portfolio shares, and reject any order for the purchase of Portfolio shares if in the opinion of management such rejection is in the Portfolio's best interest.

         Certificates representing shares purchased are not ordinarily issued unless a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares of The Real Estate Investment Trust Portfolio or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of Pooled Trust and Foundation Funds. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Pooled Trust or Foundation Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Portfolios for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Purchasing Shares (The Real Estate Investment Trust Portfolio class of The Real Estate Investment Trust Portfolio and all other Portfolios)

         Shares of each Portfolio are sold on a continuous basis directly to institutions and high net-worth individuals at the net asset value next determined after the receipt of a purchase order and a Federal Funds wire as described more fully in the related Prospectus. In addition, for purchases of shares in The Emerging Markets Portfolio, a purchase reimbursement fee of 0.75% of the dollar amount invested is charged to investors and paid to the Portfolio to help defray expenses of investing purchase proceeds. For The Global Equity Portfolio, the purchase reimbursement fee is equal to 0.40% of the dollar amount invested, for The International Small-Cap Portfolio, the purchase reimbursement fee is equal to 0.55% of the dollar amount invested and for The International Large-Cap Equity Portfolio, the purchase reimbursement fee is equal to 0.45% of the dollar amount invested. In lieu of paying that fee, an investor in The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio or The International Large-Cap Equity Portfolio may elect, subject to agreement by DIA Ltd., to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Portfolio and its shareholders, in which case the purchase reimbursement fee will not apply. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The minimum for initial investments is $1,000,000 for each Portfolio. There are no minimums for subsequent investments. See the related Prospectus for special purchase procedures and requirements that may be applicable to prospective investors in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Global Equity Portfolio and The International Small-Cap Portfolio. At such time as Pooled Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, Pooled Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with Delaware International or an affiliate of Delaware to make investments in the Portfolios by a contribution of securities in-kind to such Portfolios.

Purchasing Shares (Delaware REIT Fund A, B, C and Institutional Classes of The Real Estate Investment Trust Portfolio)

         The minimum initial investment generally is $1,000 for Delaware REIT Fund A Class, B Class and C Class. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments fund, the investment adviser or any of the investment adviser's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Class, but certain eligibility requirements must be satisfied.


         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See "INVESTMENT PLANS" for purchase limitations applicable to retirement plans. Pooled Trust will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Pooled Trust reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Portfolio's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Portfolio can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Portfolio reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Portfolio also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Portfolio will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Portfolio also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Pooled Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the appropriate Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed within two years of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See "AUTOMATIC CONVERSION OF CLASS B SHARES," below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See "PLANS UNDER RULE 12B-1 FOR THE PORTFOLIO CLASSES" under "PURCHASING SHARES," and "DETERMINING OFFERING PRICE AND NET ASSET VALUE" in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in the Portfolio's assets and will receive a proportionate interest in that Portfolio's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Portfolio's 12b-1 Plans.

Alternative Purchase Arrangements

         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Portfolio with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Portfolios, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See "PLANS under RULE 12B-1 FOR THE PORTFOLIO CLASSES."

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE."

Class A Shares

         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the appropriate Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See "SPECIAL PURCHASE FEATURES - CLASS A SHARES," below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE") may be aggregated with those of the Class A Shares of the Portfolio. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Portfolio, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES AND CLASS C SHARES under REDEMPTION AND EXCHANGE" for the Portfolio Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the Portfolio. See "AUTOMATIC CONVERSION OF CLASS B SHARES" under "CLASSES OF SHARES" in the appropriate Prospectus. Such conversion will constitute a tax-free exchange for federal income tax purposes. See "TAXES." Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Portfolio to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See "REDEMPTION AND EXCHANGE."

Automatic Conversion of Class B Shares

         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of the Portfolio acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, Inc., the Delaware Cash Reserve Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See "TAXES."

Level Sales Charge Alternative - Class C Shares

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Portfolio shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See "REDEMPTION AND EXCHANGE."

Plans Under Rule 12b-1

         Pursuant to Rule 12b-1 under the 1940 Act, Pooled Trust has adopted a separate plan for each of Class A Shares, the Class B Shares and the Class C Shares of The Real Estate Investment Trust Portfolio (the "Plans"). Each Plan permits the relevant Portfolio to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit the Portfolio, pursuant to the Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Portfolio may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Portfolio under the Plans, and the Portfolio's Distribution Agreement, is on an annual basis up to 0.30% of Class A Shares' average daily net assets for the year of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Pooled Trust's Board of Trustees may reduce these amounts at any time. Pursuant to Board action, the maximum aggregate fee payable by Class A Shares is 0.25%.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Trustees of Pooled Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Pooled Trust and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the trustees must determine whether continuation of the Plans are in the best interest of shareholders of, respectively, the Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to the Classes. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Class, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Pooled Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Pooled Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.


         For the fiscal year ended October 31, 1999, payments from Delaware REIT Fund A Class, B Class and C Class amounted to $47,373, $138,080 and $30,957, respectively. Such amounts were used for the following purposes:

                                          Delaware REIT Fund      Delaware REIT Fund      Delaware REIT Fund
                                               A Class                 B Class                  C Class
                                          ------------------     ------------------      -------------------
Advertising                                       --                     --                      --
Annual/Semi-Annual Reports                        --                     --                      --
Broker Trails                                   $46,927               $36,640                  $7,060
Broker Sales Charges                              --                  $50,461                  $21,398
Dealer Service Expenses                           --                     --                      --
Interest on Broker Sales Charges                  --                  $45,588                   $577
Commissions to Wholesalers                       $446                  $5,391                  $1,922
Promotional-Broker Meetings                       --                     --                      --
Promotional-Other                                 --                     --                      --
Prospectus Printing                               --                     --                      --
Telephone                                         --                     --                      --
Wholesaler Expenses                               --                     --                      --
Other                                             --                     --                      --


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of shares of the Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value

         Class A Shares of the Portfolio may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the investment adviser, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, directors and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the investment adviser or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Portfolio; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the investment adviser or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to Retirement Financial Services, Inc. in writing that it has the requisite number of employees and received written confirmation back from Retirement Financial Services, Inc. See "GROUP INVESTMENT PLANS" for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investors in Delaware Investments Unit Investment Trusts may reinvest monthly dividend checks and/or repayment of invested capital into Class A Shares of any of the funds in the Delaware Investments family at net asset value.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Portfolio account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.


         Purchase of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided Retirement Financial Services, Inc. has a product participation agreement with the sponsor of the alliance program.


         Pooled Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans

         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See "COMBINED PURCHASES PRIVILEGE," below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See "INVESTING BY EXCHANGE."

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See "CLASS A SHARES," above.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under " REDEMPTION AND EXCHANGE -- WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES" under, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE."

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Pooled Trust which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Portfolio and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Portfolio and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Portfolio, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the investment adviser or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Portfolio, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege


         Holders of Class A Shares and Class B Shares of the Portfolio (and of Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Portfolio or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Portfolio's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans

         Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares described in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Portfolio in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Portfolio in which they are investing in connection with each purchase. See "RETIREMENT PLANS" under "INVESTMENTS PLANS" for information about retirement plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE" under "REDEMPTION AND EXCHANGE".

Institutional Class

         The Institutional Class of the Portfolio is available for purchase only by: (a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the investment adviser or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the investment adviser or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the investment adviser, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

                                INVESTMENT PLANS

Reinvestment Plan/Open Account

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective A, B or C Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Portfolio, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Portfolio in which the investor does not then have an account will be treated like all other initial purchases of the Portfolio's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Portfolio, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Portfolio. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Portfolio's Prospectus. See "REDEMPTION AND EXCHANGE" for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Portfolio may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Portfolio or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Portfolio are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Portfolio are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Portfolio and Class C Shares of the Portfolio acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Portfolio acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Portfolio.

         Permissible exchanges into Class A Shares of the Portfolio will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Portfolio will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer

         Direct Deposit Purchase Plan--Investors may arrange for the Portfolio to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Portfolio account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Portfolio from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Portfolio may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Portfolio.

Direct Deposit Purchases by Mail

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Portfolio accounts. Either Portfolio will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Pooled Trust for proper instructions.

MoneyLine (SM) On Demand

         You or your investment dealer may request purchases of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in the Class A Shares, Class B Shares and C Shares through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Class A, B and C Shares may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Class A, B and C Shares Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See "REDEMPTION AND EXCHANGE" for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

Asset Planner

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under "INVESTING BY EXCHANGE." Also see "BUYING CLASS A SHARES AT NET ASSET VALUE." The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Portfolio and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

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

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to the Transfer Agent to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years. See "INSTITUTIONAL CLASS," above, for additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center.

Retirement Plans


         An investment in the Delaware REIT Fund may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.


         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "REDEMPTION AND EXCHANGE" for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the investment adviser and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See "INSTITUTIONAL CLASS," above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

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

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs

         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs

         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year before applying the AGI limitation. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2,
(b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs

         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Portfolio.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES."

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.



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Prototype 401(k) Defined Contribution Plan

         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus.

Deferred Compensation Plan for State and Local Government Employees ("457")

         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Portfolio. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus.

SIMPLE IRA

         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

                 DETERMINING OFFERING PRICE AND NET ASSET VALUE

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios

         Orders for purchases of shares of a Portfolio are effected at the net asset value of that Portfolio next calculated after receipt of the order by Pooled Trust or, as applicable, Foundation Funds and Federal Funds wire by the Portfolio's Custodian Bank, plus in the case of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio, any applicable purchase reimbursement fee equal to 0.75%, 0.40%, 0.55% and 0.45%, respectively, of the dollar amount invested.

         Net asset value is computed at the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time, on days when the New York Stock Exchange is open and an order to purchase or sell shares of a Portfolio has been received or is on hand, having been received since the last previous computation of net asset value. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust and Foundation Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

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Class A Shares, Class B Shares and C Shares and Institutional Class Shares of
The Real Estate Investment Trust Portfolio

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Portfolio in which shares are being purchased after receipt of the order by Pooled Trust, its agent or certain other authorized persons. See "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS." Orders for purchases of Class B Shares, Class C Shares and the Institutional Class are effected at the net asset value per share next calculated after receipt of the order by the Portfolio, its agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, Pooled Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         Each Class will bear, pro-rata, all of the common expenses of the Portfolio. The net asset values of all outstanding shares of each Class will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Portfolio represented by the value of shares of that Class. All income earned and expenses incurred by the Portfolio will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Portfolio represented by the value of shares of such Classes, except that the Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of The Real Estate Investment Trust Portfolio may vary. However, the net asset value per share of each Class is expected to be equivalent.

                                      * * *

         The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current ask prices nor less than the current bid prices. Domestic over-the-counter equities, domestic equity securities that are not traded and U.S. government securities (and those of its agencies and instrumentalities) are priced at the mean of the bid and ask price.

         Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed-income securities, which is accrued daily. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

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

         Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board of Trustees, as applicable.

         The securities in which The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The International Small-Cap Portfolio and The Global Equity Portfolio (as well as The Real Estate Investment Trust Portfolios, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio The Asset Allocation Portfolio, The Small-Cap Growth Equity Portfolio and The Core Equity Portfolio, to the limited extent described in the Prospectus) may invest from time to time may be listed primarily on foreign exchanges which trade on days when the New York Stock Exchange is closed (such as holidays or Saturday). As a result, the net asset value of those Portfolios may be significantly affected by such trading on days when shareholders have no access to the Portfolios.

         For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and ask prices of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including the Custodian Banks. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares of The Real Estate Investment Trust Portfolio, the offering price per share, is included in the financial statements for the Portfolios which are incorporated by reference into this Part B.

                             REDEMPTION AND EXCHANGE

         The following supplements the disclosure provided in the Prospectuses.

The Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio and all other Portfolios

         Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the New York Stock Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

         No charge is made by any Portfolio for redemptions, except that shareholders that redeem shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio are assessed by the relevant Portfolio a redemption reimbursement fee of 0.75%, 0.30%, 0.45% and 0.35%, respectively. Payment for shares redeemed or repurchased may be made either in cash or in-kind, or partly in cash and partly in-kind. If a redemption of shares is made in-kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any portfolio securities paid or distributed in-kind would be valued as described in "DETERMINING OFFERING PRICE AND NET ASSET VALUE." Subsequent sales by an investor receiving a distribution in-kind could result in the payment of brokerage commissions. Payment for shares redeemed ordinarily will be made within three business days, but in no case later than seven days, after receipt of a redemption request in good order. See "REDEMPTION OF SHARES" in the related Prospectus for special redemption procedures and requirements that may be applicable to shareholders in The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio. Under certain circumstances, eligible investors who have an existing investment counseling relationship with Delaware Investment Advisers or Delaware International will not be subject to Pooled Trust's in-kind redemption requirements until such time as Pooled Trust or Foundation Funds, as applicable, receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

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

         Pooled Trust and Foundation Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which Pooled Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Portfolio during any 90-day period for any one shareholder.

         The value of a Portfolio's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Portfolio's securities. Thus, a shareholder redeeming shares of a Portfolio may, if such shareholder is subject to federal income tax, sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts

         Due to the relatively higher cost of maintaining small accounts, Pooled Trust and Foundation Funds reserves the right to redeem Portfolio shares in any of its accounts at the then-current net asset value if as a result of redemption or transfer a shareholder's investment in a Portfolio has a value of less than $500,000. However, before Pooled Trust redeems such shares and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than $500,000 and will be allowed 90 days from that date of notice to make an additional investment to meet the required minimum. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption.

                                      * * *

         Pooled Trust and Foundation Funds has available certain redemption privileges, as described below. They are unavailable to shareholders of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The International Small-Cap Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Global Equity Portfolio whose redemptions trigger the special in-kind redemption procedures. See the related Prospectus. The Portfolios reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions

         Shareholders wishing to redeem shares for which certificates have not been issued may call Pooled Trust at (800-231-8002) prior to 4 p.m., Eastern time, and have the proceeds mailed to them at the record address. Redemptions involving The Asset Allocation Portfolio will be forwarded to Foundation Funds. Checks payable to the shareholder(s) of record will normally be mailed three business days, but no later than seven days, after receipt of the redemption request.

         In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling Pooled Trust, as described above. The Telephone Redemption Option on the Account Registration Form must have been elected by the shareholder and filed with Pooled Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

         1. Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the Portfolio to the shareholder's bank account.

         2. Payment by Check: Request a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three business days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Portfolio, Pooled Trust or as applicable, Foundation Funds may take up to seven days to pay the shareholder.

         To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege

         Shares of each Portfolio may be exchanged for shares of any other Portfolio or for the institutional classes of the other funds in the Delaware Investments family. Exchange requests should be sent to Delaware Pooled Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 Attn: Client Services. Exchanges involving The Asset Allocation Portfolio will be forwarded to Foundation Funds.

         Any such exchange will be calculated on the basis of the respective net asset values of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio. See "EXCHANGE PRIVILEGE" under "SHAREHOLDER SERVICES" in the related Prospectus. The shares of a Portfolio into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Portfolio to be purchased.

         Exchange requests may be made either by mail, FAX message or by telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by Pooled Trust or, as applicable, Foundation Funds for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m., Eastern time, for the Portfolios will be processed as of the close of business on the same day. Requests received after this time will be processed on the next business day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Portfolio and its shareholders. Exchanges into and out of The Emerging Markets Portfolio, The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The International Small-Cap Portfolio and The Global Equity Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus entitled Purchase of Shares and Redemption of Shares.

         For federal income tax purposes, an exchange between Portfolios is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. Pooled Trust and Foundation Funds reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

                                      * * *

         Neither Pooled Trust, Foundation Funds, the Portfolios nor the Portfolios' transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, Pooled Trust or, as applicable, Foundation Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as if it does not, Pooled Trust, Foundation Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Class A Shares, Class B Shares and Class C Shares and Institutional Class Shares of The Real Estate Investment Trust Portfolio

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the Portfolio and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Portfolio receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Portfolio will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Portfolio may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Portfolio shares, the Distributor, acting as agent of the Portfolio, offers to repurchase Portfolio shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Portfolio, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See "DETERMINING OFFERING PRICE AND NET ASSET VALUE." The Portfolio and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Portfolio shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Portfolio or certain other authorized persons (see "DISTRIBUTION AND SERVICE" under "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS"); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Portfolio will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Portfolio will honor redemption requests as to shares for which a check was tendered as payment, but the Portfolio will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Portfolio reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Portfolio will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Portfolio or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practical, or it is not reasonably practical for the Portfolio fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Portfolio may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Pooled Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder.

         The value of the Portfolio's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Portfolio may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See "CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE," below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See "CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES" under "PURCHASING SHARES." Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Class A, B and C Shares, there is currently a $7.50 bank wiring cost, neither the Portfolio nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Portfolio, the Portfolio's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Portfolio for a longer period of time than if the investment in New Shares were made directly.

Written Redemption

         You can write to the Portfolio at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Portfolio require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Portfolio may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange

         You may also write to the Portfolio (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Portfolio in which you have your account in writing that you do not wish to have such services available with respect to your account. The Portfolio reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Portfolio by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Portfolio nor its Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Portfolio will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Portfolio or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Class A, B and C Shares are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

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

Telephone Redemption--Check to Your Address of Record

         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. First Union National Bank's fee (currently $7.50) will be deducted from Class A, B and C Shares redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Portfolio, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Portfolio reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine (SM) On Demand

         You or your investment dealer may request redemptions of Class A, B and C Shares by phone using MoneyLine (SM) On Demand. When you authorize the Portfolio to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See "MONEYLINE (SM) ON DEMAND" under "INVESTMENT PLANS."

Right to Refuse Timing Accounts

         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Portfolio will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Portfolio reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Portfolio within two weeks of an earlier exchange request out of the Portfolio, or (ii) makes more than two exchanges out of the Portfolio per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Portfolio's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

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

Restrictions on Timed Exchanges

         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Balanced Fund,
(4) Limited-Term Government Fund, (5) USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. The Portfolio reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Portfolio also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the investment adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans

         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Portfolios do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Portfolio's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the investment adviser must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. The 12% annual limit will be reset on the date that any Systematic Withdrawal Plan is modified (for example, a change in the amount selected to be withdrawn or the frequency or date of withdrawals), based on the balance in the account on that date. See "WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES," below.


         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Portfolio reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Portfolio account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Portfolio account, you must have your signature guaranteed. The Portfolio does not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Portfolio or Class A Shares acquired in the exchange.

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

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares


         The Limited CDSC for Class A Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.


         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under
Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA; (vi) distributions by other employee benefit plans to pay benefits;
(vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; and (viii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see "BUYING CLASS A SHARES AT NET ASSET VALUE" under "PURCHASING SHARES").

Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares


         The CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.


         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the
Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of all registered owners of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

                    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Each Portfolio has qualified or intends to qualify, and each that has qualified intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Portfolio will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets.


         The policy of Pooled Trust and Foundation Funds, as applicable, is to distribute substantially all of each Portfolio's net investment income and any net realized capital gains in the amount and at the times that will avoid any federal income or excise taxes. All dividends and capital gains distributions of accounts in Delaware REIT Fund Institutional Class shall be automatically reinvested in the Class. For all other Portfolios and Classes of The Real Estate Investment Trust Portfolio, shareholders may elect to receive dividends and capital gains distributions in cash, otherwise, all such dividends and distributions will be automatically reinvested in the Portfolios. The amounts of any dividend or capital gains distributions cannot be predicted.


         All dividends out of net investment income, together with distributions from short-term capital gains, will be taxable to those shareholders who are subject to income taxes as ordinary income. (These distributions may be eligible for the dividends-received deductions for corporations.) Any net long-term capital gains distributed to those shareholders who are subject to income tax will be taxable as such, regardless of the length of time a shareholder has owned their shares.

         For the fiscal year ended October 31, 1999, the percentage of dividends paid by the following Portfolios qualified for the dividends-received deduction:


The Large-Cap Value Equity Portfolio                                  89%
The Real Estate Investment Trust Portfolio                           none
The Core Equity Portfolio                                            100%
The Mid-Cap Growth Equity Portfolio                                   17%
The Mid-Cap Value Equity Portfolio                                   100%
The Small-Cap Value Equity Portfolio                                  33%
The Small-Cap Growth Equity Portfolio                                  1%
The Real Estate Investment Trust Portfolio II                        none
The Global Equity Portfolio                                          100%
The International Equity Portfolio                                    N/A
The Labor Select International Equity Portfolio                       N/A
The Emerging Markets Portfolio                                        N/A
The Intermediate Fixed Income Portfolio                               N/A
The Aggregate Fixed Income Portfolio                                  N/A
The High-Yield Bond Portfolio                                          3%
The Diversified Core Fixed Income Portfolio                           N/A
The Global Fixed Income Portfolio                                     N/A
The International Fixed Income Portfolio                              N/A
The Asset Allocation Portfolio                                        N/A
The International Small-Cap Portfolio                                 N/A
The Balanced Portfolio                                                39%
The Equity Income Portfolio                                           71%
The Select Equity Portfolio                                          none
The International Large-Cap Equity Portfolio                          N/A
The All-Cap Growth Equity Portfolio                                   N/A


         Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating net asset value per share. Therefore on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders who are subject to tax.

         Each Portfolio is treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

         Each year, Pooled Trust or, as applicable, Foundation Funds will mail information to investors on the amount and tax status of each Portfolio's dividends and distributions. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

         Each class of shares of The Real Estate Investment Trust Portfolio will share proportionately in the investment income and expenses of the Portfolio, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 plans.

                                      TAXES

         The following supplements the tax disclosure provided in the Prospectuses.

         Under the Taxpayer Relief Act of 1997, as revised by the Internal Revenue Service Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Portfolio is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

      "Mid-term capital gains" or "28 percent rate gain": securities sold by a Portfolio after July 28, 1997 that were held more than one year but not more than 18 months. These gains will be taxable to individual investors at a maximum rate of 28%. This category of gains applied only to gains and distributions in 1997.

      "1997 Act long-term capital gains" or "20 percent rate gain": securities sold between May 7, 1997 and July 28, 1997 that were held for more than 12 months, and securities sold by a Portfolio after July 28, 1997 that were held for more than 18 months. As revised by the 1998 Act, this rate applies to securities held for more than 12 months and sold in tax years beginning after December 1, 1997. These gains will be taxable to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket. The Omnibus Consolidated and Emergency Supplemental Appropriations Act passed in October of 1998 included technical corrections to the 1998 Act. The effect of this correction is that essentially all capital gain distributions paid to shareholders during 1998 will be taxed at a maximum rate of 20%.

      "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individual who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         A portion of each Portfolio's dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Portfolio that so qualifies will be designated each year in a notice mailed to a Portfolio's shareholders, and cannot exceed the gross amount of dividends received by a Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Portfolio if the Portfolio was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Under the 1997 Act, the amount that a Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Portfolio were debt-financed or held by a Portfolio for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date. Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date and ending 45 days after the ex-dividend date, then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

         Shareholders will be notified annually by Pooled Trust or Foundation Funds, as applicable, as to the federal income tax status of dividends and distributions paid by their Portfolio.

         In addition to the federal taxes described above, distributions and gains by the Portfolios, from the sale or exchange of your shares, generally will be subject to various state and local taxes. Because shareholders' state and local taxes may be different than the federal taxes described above, shareholders should consult their own tax advisers. Non-U.S. investors may be subject to U.S. withholding and estate tax. Each year Pooled Trust or Foundation Funds, as applicable, will mail to you information on the amount and tax status of each Portfolio's dividends and distribution.

         See also "OTHER TAX REQUIREMENTS" under "ACCOUNTING AND TAX ISSUES" in this Part B.

Futures Contracts and Stock Options

(The Mid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolios, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Large-Cap Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The International Small-Cap Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Core Equity Portfolio)

         The Mid-Cap Growth Equity Portfolio's, The Real Estate Investment Trust Portfolios', The Emerging Markets Portfolio's, The Global Equity Portfolio's, The International Large-Cap Equity Portfolio's, The Diversified Core Fixed Income Portfolio's, The Asset Allocation Portfolio's, The Small-Cap Value Equity Portfolio's, The Small-Cap Growth Equity Portfolio's, The Balanced Portfolio's, The Equity Income Portfolio's, The Select Equity Portfolio's, The International Small-Cap Portfolio's and The Core Equity Portfolio's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. For example, certain positions held by a Portfolio on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on such day, and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Portfolio that substantially diminish its risk of loss with respect to other positions in a Portfolio will constitute "straddles," which are subject to special tax rules that may cause deferral of the Portfolio's losses, adjustments in the holding periods of Portfolio securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which could alter the effects of these rules. The Portfolios will limit their activities in options and futures contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

Forward Currency Contracts

(The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The Emerging Markets Portfolio, The International Fixed Income Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The International Small-Cap Portfolio and The Core Equity Portfolio)

         The International Equity Portfolio, The International Large-Cap Equity Portfolio, The Labor Select International Equity Portfolio, The Real Estate Investment Trust Portfolios, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The Diversified Core Fixed Income Portfolio, The Asset Allocation Portfolio, The Small-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio, The International Small-Cap Portfolio and The Core Equity Portfolio will be required for federal income tax purposes to recognize any gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a forward currency contract is considered to be ordinary income or loss. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by these Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         Special tax considerations also apply with respect to foreign investments of these Portfolios. For example, certain foreign exchange gains and losses (including exchange gains and losses on forward currency contracts) realized by the Portfolio will be treated as ordinary income or losses.

State and Local Taxes

         Shares of Pooled Trust are exempt from Pennsylvania county personal property tax.

         INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware"), One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Mid-Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The Core Equity, The Balanced, The Equity Income, The Select Equity, The Small-Cap Value Equity and The All-Cap Growth Equity Portfolios, subject to the supervision and direction of Board of Trustees of Pooled Trust or, as applicable, Foundation Funds. Delaware International Advisers Ltd. ("Delaware International"), Third Floor, 80 Cheapside, London, England EC2V 6EE, furnishes similar services to The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The Global Equity and The International Small-Cap Portfolios, and provides sub-advisory services to The Diversified Core Fixed Income Portfolio subject to the supervision and direction of Pooled Trust's Board of Trustees. Lincoln Investment Management, Inc. ("Lincoln") serves as sub-adviser to Delaware with respect to The Real Estate Investment Trust Portfolios. Lincoln's address is 200 E. Berry Street, Fort Wayne, Indiana 46802.

         Delaware and its predecessors have been managing the funds in the Delaware Investments family since 1938. On October 31, 1999, Delaware and its affiliates within Delaware Investments, including Delaware International Advisers Ltd., were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed (approximately $26,735,250,000) and investment company ($18,524,660,000) accounts.

         Lincoln (formerly Lincoln National Investment Management Company) was incorporated in 1930. As of October 31, 1999, Lincoln had approximately $36.7 billion in assets under management.


         The following table contains the dates of the Investment Management Agreements for the Portfolios as well as the dates that they were approved by shareholders.

         Portfolio                                           Date of Agreement        Date Approved by
         ---------                                           -----------------         Shareholders
                                                                                      -----------------


         The Large-Cap Value Equity Portfolio                  December 15, 1999       December 15, 1999*
         The Mid-Cap Growth Equity Portfolio                   December 15, 1999       December 15, 1999*
         The International Fixed Income Portfolio              December 15, 1999       December 15, 1999*
         The International Equity Portfolio                    December 15, 1999       December 15, 1999*
         The Global Fixed Income Portfolio                     December 15, 1999       December 15, 1999*
         The Intermediate Fixed Income Portfolio               December 15, 1999       December 15, 1999*
         The Mid-Cap Value Equity Portfolio                    December 15, 1999       December 15, 1999*
         The Labor Select International Equity Portfolio       December 15, 1999       December 15, 1999*
         The Real Estate Investment Trust Portfolio            December 15, 1999       December 15, 1999*
         The High-Yield Bond Portfolio                         December 15, 1999       December 15, 1999*
         The Emerging Markets Portfolio                        December 15, 1999       December 15, 1999*
         The Global Equity Portfolio                           December 15, 1999       December 15, 1999*
         The Real Estate Investment Trust Portfolio II         December 15, 1999       December 15, 1999*
         The Aggregate Fixed Income Portfolio                  December 15, 1999       December 15, 1999*
         The Diversified Core Fixed Income Portfolio           December 15, 1999       December 15, 1999*
         The Core Equity Portfolio                             December 15, 1999       December 15, 1999*
         The Small-Cap Growth Equity Portfolio                 December 15, 1999       December 15, 1999*
         The Small-Cap Value Equity Portfolio                  December 15, 1999       December 15, 1999*
         The Balanced Portfolio                                December 15, 1999       December 15, 1999*
         The Equity Income Portfolio                           December 15, 1999       December 15, 1999*
         The Select Equity Portfolio                           December 15, 1999       December 15, 1999*
         The International Small-Cap Portfolio                 December 15, 1999       December 15, 1999*
         The Asset Allocation Portfolio                        December 15, 1999       **
         The International Large-Cap Equity Portfolio          December 15, 1999       December 15, 1999*
         The All-Cap Growth Equity Portfolio                  February 28, 2000        **


*    Date approved by the initial shareholder

** Will be approved by the initial shareholder prior to commencement of operations.


         The Sub-Advisory Agreements between Delaware and Lincoln for The Real Estate Investment Trust Portfolios are each dated December 15, 1999 and were approved by the initial shareholder on December 15, 1999. The Sub-Advisory Agreement between Delaware and Delaware International for The Diversified Core Fixed Income Portfolio is dated December 15, 1999 and was approved by the initial shareholder on December 15, 1999.

         Each Portfolio's Investment Management Agreement has an initial term of two years and may be renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees, as applicable, or by vote of a majority of the outstanding voting securities of the Portfolio, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Pooled Trust or Foundation Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Pooled Trust, the trustees of Foundation Funds or by the investment adviser. Each Agreement will terminate automatically in the event of its assignment.

         As compensation for the services to be rendered under their advisory agreements, Delaware or, as relevant, Delaware International is entitled to an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

                    Portfolio                                     Rate
                    ---------                                     ----
          The Large-Cap Value Equity Portfolio                   0.55%
          The Mid-Cap Growth Equity Portfolio                    0.75%
          The International Equity Portfolio                     0.75%
          The Mid-Cap Value Equity Portfolio                     0.75%
          The Labor Select International Equity Portfolio        0.75%
          The Real Estate Investment Trust Portfolio             0.75%(1)
          The Real Estate Investment Trust Portfolio II          0.75%(1)
          The Intermediate Fixed Income Portfolio                0.40%
          The Aggregate Fixed Income Portfolio                   0.40%
          The Global Fixed Income Portfolio                      0.50%
          The International Fixed Income Portfolio               0.50%
          The High-Yield Bond Portfolio                          0.45%
          The Emerging Markets Portfolio                         1.00%
          The Global Equity Portfolio                            0.75%(2)
          The Diversified Core Fixed Income Portfolio            0.43%(2)
          The Asset Allocation Portfolio                         0.05%
          The Small-Cap Growth Equity Portfolio                  0.75%
          The Core Equity Portfolio                              0.55%
          The Small-Cap Value Equity Portfolio                   0.75%
          The Balanced Portfolio                                 0.55%
          The Equity Income Portfolio                            0.55%
          The Select Equity Portfolio
          The International Small-Cap Portfolio                  1.00%
          The International Large-Cap Equity Portfolio           0.75%
          The All-Cap Growth Equity Portfolio                    0.75%


(1) Delaware has entered into a sub-advisory agreement with Lincoln with respect to The Real Estate Investment Trust Portfolios. As compensation for its services as sub-adviser to Delaware, Lincoln is entitled to receive a sub-advisory fee equal to 30% of the investment management fee under Delaware's Investment Management Agreement with Pooled Trust on behalf of the Portfolio.

(2) Delaware has entered into sub-advisory agreements with Delaware International with respect to The Global Equity Portfolio and The Diversified Core Fixed Income Portfolio. As compensation for its services as sub-adviser to Delaware, Delaware International is entitled to receive sub-advisory fees equal to 50% of the investment management fees under Delaware's Investment Management Agreement with Pooled Trust on behalf of The Global Equity Portfolio. With respect to The Diversified Core Fixed Income Portfolio, as compensation for Delaware International's services as sub-adviser to Delaware, Delaware International is entitled to receive sub-advisory fees from Delaware an amount equal to the management fee paid to Delaware times a ratio; the numerator of which is the average daily net assets represented by foreign assets and the denominator of which is the average daily net assets of The Diversified Core Fixed Income Portfolio, such amount to be calculated at the same time and measured over the same period as the management fee.

         Delaware, or as applicable Delaware International, has elected voluntarily to waive that portion, if any of the annual investment advisory fees payable by a particular Portfolio and to pay a Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, the following percentages of average daily net assets from the commencement of operations through April 30, 2000 (unless otherwise noted):

                            Portfolio


       The Large-Cap Value Equity Portfolio                 0.68%
       The Mid-Cap Growth Equity Portfolio                  0.93%
       The International Equity Portfolio                   0.96%
       The Mid-Cap Value Equity Portfolio                   0.89%
       The Labor Select International Equity Portfolio      0.96%
       The Real Estate Investment Trust Portfolio           0.95%(1)
       The Real Estate Investment Trust Portfolio II        0.86%
       The Intermediate Fixed Income Portfolio              0.53%
       The Aggregate Fixed Income Portfolio                 0.53%
       The Global Fixed Income Portfolio                    0.60%(2)
       The International Fixed Income Portfolio             0.60%(3)
       The High-Yield Bond Portfolio                        0.59%
       The Emerging Markets Portfolio                       1.55%
       The Global Equity Portfolio                          0.96%
       The Diversified Core Fixed Income Portfolio          0.57%
       The Asset Allocation Portfolio                       0.15%
       The Small-Cap Growth Equity Portfolio                0.89%
       The Core Equity Portfolio                            0.68%
       The Small-Cap Value Equity Portfolio                 0.89%
       The Balanced Portfolio                               0.68%
       The Equity Income Portfolio                          0.68%
       The Select Equity Portfolio                          1.20%
       The International Small-Cap Portfolio                1.20%
       The International Large-Cap Equity Portfolio         0.96%
       The All-Cap Growth Equity Portfolio                  0.89%

(1) With respect to Delaware REIT Fund A Class, Delaware REIT Fund B Class, Delaware REIT Fund C Class and Delaware REIT Fund Institutional Class and the Real Estate Investment Trust Portfolio Class of The Real Estate Investment Trust Portfolio, Delaware has elected voluntarily to waive that portion, if any, of the annual Investment Advisory Fee payable by such classes and to reimburse each class for its expenses to the extent necessary to ensure that the expenses of each class (exclusive of applicable 12b-1 plan expenses, taxes, interest, brokerage commissions, extraordinary expenses) do not exceed, as a percentage of average net assets, on an annualized basis, 0.95% during the period November 11, 1998 through April 30, 2000. From commencement of operations of the classes through November 11, 1998, expenses were capped at 0.86%.


(2) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The Global Fixed Income Portfolio for its expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through October 31, 1994. Such waiver was modified effective November 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annualized basis, 0.60% through April 30, 2000.

(3) Delaware International voluntarily elected to waive that portion, if any, of its annual investment advisory fees and to pay The International Fixed Income Portfolio for its respective expenses to the extent necessary to ensure that the expenses of that Portfolio (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) did not exceed, on an annualized basis, 0.62% as a percentage of average net assets for the period from the commencement of the public offering for the Portfolio through April 30, 1994. Such waiver for The International Fixed Income Portfolio was modified effective May 1, 1994 to provide that such expenses of the Portfolio do not exceed, on an annual basis, 0.60% through April 30, 2000.

        Investment management fees incurred for the last three fiscal years with respect to each Portfolio follows:

                      Portfolio                         October 31, 1999     October 31, 1998       October 31, 1997
                      ---------                         ----------------     ----------------       ----------------

The Large-Cap Value Equity Portfolio                    $767,416 earned      $522,423 earned        $441,785 earned
                                                        $767,416 paid        $484,387 paid          $433,247 paid
                                                        $-0- waived          $38,036 waived         $8,538 waived
The Mid-Cap Growth Equity Portfolio                     $47,744 earned       $46,880 earned         $156,524 earned
The International Equity Portfolio                      $5,479,870 earned    $4,214,740 earned      $3,119,494 earned
The Global Fixed Income Portfolio                       $3,243,685 earned    $2,649,961 earned      $1,591,678 earned
The Labor Select International Equity Portfolio         $835,868 earned      $658,651 earned        $291,778 earned
The Real Estate Investment Trust Portfolio              $527,658 earned      $543,001 earned        $354,157 earned
The Intermediate Fixed Income Portfolio                 $82,482 earned       $119,736 earned        $84,846 earned
The High-Yield Bond Portfolio (1)                       $89,345 earned       $80,874 earned         $27,213 earned
The International Fixed Income Portfolio (2)            $467,400 earned      $292,924 earned        $61,031 earned
The Emerging Markets Portfolio (3)                      $415,408 earned      $431,051 earned        $89,760 earned
The Global Equity Portfolio (4)                         $27,075 earned       $23,131 earned         $941 earned
The Real Estate Investment Trust Portfolio II (5)       $40,028 earned       $41,303 earned         N/A
The Mid-Cap Value Equity Portfolio (6)                  $20,937 earned       $18,902 earned         N/A
The Aggregate Fixed Income Portfolio (6)                $24,501 earned       $6,901 earned          N/A
The Diversified Core Fixed Income Portfolio (6)         $14,244 earned       $11,289 earned         N/A
The Core Equity Portfolio (7)                           $13,497 earned       $1,360 earned          N/A
The Small-Cap Growth Equity Portfolio (7)               $35,053 earned       $2,815 earned          N/A
The Small-Cap Value Equity Portfolio (8)                $9,476 earned        N/A                    N/A
The Asset Allocation Portfolio (13)                     N/A                  N/A                    N/A
The Balanced Portfolio (10)                             $408,062 earned      N/A                    N/A
The Equity Income Portfolio (10)                        $272,081 earned      N/A                    N/A
The Select Equity Portfolio (9)                         $9,455 earned        N/A                    N/A
The International Small-Cap Portfolio (11)              $7,915 earned        N/A                    N/A
The International Large-Cap Equity Portfolio (12)       N/A                  N/A                    N/A
The All-Cap Growth Equity Portfolio (13)                N/A                  N/A                    N/A


 (1) Commenced operations on December 2, 1996.
 (2) Commenced operations on April 11, 1997.
 (3) Commenced operations on April 14, 1997.
 (4) Commenced operations on October 15,1997.
 (5) Commenced operations on November 4, 1997.
 (6) Commenced operations on December 29, 1997.
 (7) Commenced operations on September 15, 1998.
 (8) Commenced operations on March 29, 1999.
 (9) Commenced operations on June 29, 1999.
(10) Commended operations on June 30, 1999.
(11) Commenced operations on July 20, 1999.
(12) Commenced operations on  December  14, 1999.
(13) Has not commenced operations as of the date of this Part B.



         On October 31, 1999, the total net assets of Pooled Trust were $2,321,424,955 broken down as follows:

         The Large-Cap Value Equity Portfolio                $141,410,324
         The Mid-Cap Growth Equity Portfolio                   $6,948,970
         The International Equity Portfolio                  $820,643,600
         The Global Fixed Income Portfolio                   $619,795,310
         The Labor Select International Equity Portfolio     $113,264,542
         The Real Estate Investment Trust Portfolio           $64,100,429
         The Real Estate Investment Trust Portfolio II         $4,452,058
         The Intermediate Fixed Income Portfolio              $17,169,835
         The High-Yield Bond Portfolio                         $9,719,808
         The Emerging Markets Portfolio                       $42,794,023
         The Global Equity Portfolio                           $3,309,317
         The International Fixed Income Portfolio             $89,350,807
         The Diversified Core Fixed Income                     $3,377,042
         The Core Equity Portfolio                             $2,593,023
         The Mid-Cap Value Equity Portfolio                    $2,650,276
         The Aggregate Fixed Income Portfolio                  $7,467,386
         The Small-Cap Growth Equity Portfolio                 $6,181,422
         The Small-Cap Value Equity                            $2,034,565
         The Balanced Portfolio                              $212,118,608
         The Equity Income Portfolio                         $144,281,261
         The Select Equity Portfolio                           $4,709,120
         The International Small-Cap Portfolio                 $3,053,229


         Delaware and Delaware International are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH").

         Except for the expenses borne by the investment advisers under their respective Investment Management Agreements and the distributor under the Distribution Agreements, each Portfolio is responsible for all of its own expenses. Among others, these expenses include each Portfolio's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service

         The Distributor is located at 1818 Market Street, Philadelphia, PA 19103 and serves as the national distributor for each Portfolio under separate Distribution Agreements dated as follows:


         The Large-Cap Value Equity Portfolio               December 15, 1999
         The Mid-Cap Growth Equity Portfolio                December 15, 1999
         The Intermediate Fixed Income Portfolio            December 15, 1999
         The International Equity Portfolio                 December 15, 1999
         The Global Fixed Income Portfolio                  December 15, 1999
         The International Fixed Income Portfolio           December 15, 1999
         The Real Estate Investment Trust Portfolio         December 15, 1999
         The Mid-Cap Value Equity Portfolio                 December 15, 1999
         The Labor Select International Equity Portfolio    December 15, 1999
         The High-Yield Bond Portfolio                      December 15, 1999
         The Emerging Markets Portfolio                     December 15, 1999
         The Global Equity Portfolio                        December 15, 1999
         The Real Estate Investment Trust Portfolio II      December 15, 1999
         The Aggregate Fixed Income Portfolio               December 15, 1999
         The Diversified Core Fixed Income Portfolio        December 15, 1999
         The Asset Allocation Portfolio                     December 15, 1999
         The Small-Cap Growth Equity Portfolio              December 15, 1999
         The Core Equity Portfolio                          December 15, 1999
         The Small-Cap Value Equity Portfolio               December 15, 1999
         The Balanced Portfolio                             December 15, 1999
         The Equity Income Portfolio                        December 15, 1999
         The Select Equity Portfolio                        December 15, 1999
         The International Small-Cap Portfolio              December 15, 1999
         The International Large-Cap Equity Portfolio       December 15, 1999
         The All-Cap Growth Equity Portfolio                February 28, 2000


         The Distributor is an affiliate of the investment advisers and bears all of the costs of promotion and distribution.


         Delaware Service Company, Inc., an affiliate of Delaware, is Pooled Trust's shareholder servicing, dividend disbursing and transfer agent for each Portfolio pursuant to an Amended and Restated Shareholders Services Agreement dated February 28, 2000. Delaware Service Company, Inc. also provides accounting services to the Portfolio pursuant to the terms of a separate Fund Accounting Agreement. Delaware Service Company, Inc.'s principal business address is 1818 Market Street, Philadelphia, PA 19103. It is also an indirect, wholly owned subsidiary of DMH.


         The Portfolios have authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Portfolios. For purposes of pricing, a Portfolio will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

                              OFFICERS AND TRUSTEES

         The business and affairs of Pooled Trust and Foundation Funds are managed under the direction of its Board of Trustees.


         As of January 31, 2000, no one account held 25% or more of the outstanding shares of Pooled Trust or Foundation Funds. As of January 31, 2000, the Trustees and officers of Pooled Trust, as a group, owned less than 1% of the outstanding shares of The Real Estate Investment Trust Portfolio; they did not hold shares of any of the other Portfolios. As of January 31, 2000, the trustees and officers of Foundation Funds did not hold any shares of the Portfolios.

         As of January 31, 2000, management believes the following accounts held of record 5% or more of the outstanding shares of a Portfolio. Management has no knowledge of beneficial ownership.

DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------
The Large-Cap Value           Northern Trust Company                            1,494,282.950              16.27%
Equity Portfolio              PHH Group 22-30049
                              P.O. Box 92956
                              Chicago, IL 60675-2956

                              Mac & Co.                                         1,322,419.610              14.40%
                              A/C CLRF5051922
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA  15230-3198

                              Mac & Co.                                         609,044.620                6.63%
                              A/C  LNFF5033902
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA  15230-3198


                              State of Georgia Employees'                       599,185.490                6.52%
                              Deferred Compensation Group Trust
                              200 Piedmont Avenue
                              Suite 1016 West
                              Atlanta, GA 30334-9032

                              AMSOUTH Bank                                      493,324.810                5.37%
                              Trustee FBO Lloyd Noland Foundation
                              Retirement Plan
                              Attn: Trust Operations - Mutual Funds
                              P.O. Box 11426
                              Birmingham, AL 35202-1426



DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


                              Commerce Bank of Kansas City                      471,664.150                5.13%
                              Trustee Burns & McDonnell Employee
                              Stock Ownership Plan
                              P.O. Box 419248  Mail Stop TBMZ-6
                              Kansas City, MO 64141-6248

The Mid-Cap Growth  Equity    Crestar Bank                                      286,240,160                45.91%
Portfolio                     Cust the College of William and Mary
                              P.O. Box 105870-CTR3144
                              Atlanta, GA 30348-5870

                              NCSC Staff Pension Plan                           139,433.310                22.36%
                              Defined Benefit
                              8403 Colesville Rd. Ste 1200
                              Silver Spring, MD  20910-6322

                              Philadelphia As sociation of Zeta Ps i            123,904.00                 19.87%
                              Fraternity U/T/A E W W eil
                              613 Kirsch Avenue
                              Wayne, PA 19087-2902

The International Equity      The Salvation Army                                3,527,885.770              7.20%
Portfolio                     A Georgia Corporation
                              Board Designated
                              Territorial Financial Secretary
                              1424 Northeast Expressway
                              Atlanta, GA 30329-2088

                              The Salvation Army                                3,243,804.020              6.62%
                              Eastern Territory
                              440 West Nyack Rd
                              West Nyack, NY 10994-1715

                              CENCO                                             3,144,406.040              6.42%
                              C/O Compass Bank
                              Attn: AMG 7th Floor
                              P.O. Box 10056
                              Birmingham, AL 35296-0001

                              Mac & Co.                                         2,494,471.670              5.09%
                              A/C #AMKF0928082
                              Attn: Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA  15230-3198

The Intermediate              Byrd & Co                                         409,635.710                29.14%
Fixed Income                  c/o First Union National Bank
Portfolio                     Mutual Funds Div. Processing PA4905
                              530 Walnut Street
                              Philadelphia, PA 19106-3620




DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


                              Crestar Bank                                      345,525.630                24.57%
                              Cust The College of Will iam and Mary
                              Attn: AC 70 061007013873
                              P.O. Box 105870
                              Atlanta, GA 30348-5870

                              Fleet National Bank Trustee                       160,788.560                11.43%
                              FBO International Terminal
                              Operating Pension
                              Attn: 50502918
                              P.O. Box 92800
                              Rochester, NY 14692-8900

                              Philadelphia Association of Zeta Psi              153,596.970                10.92%
                              Fraternity U/T/A E W Weil
                              613 Kirsch Avenue
                              Wayne, PA 19087-2902

                              Iron Workers #28 Pension Fund                     124,607.090                8.86%
                              501 E. Franklin Street, Suite 206
                              Richmond, VA 23219-2330

                              First Union National Bank                         80,623.620                 5.73%
                              FBO Philadelphia Marine Trade Association
                              Pension Plan #1541050387
                              1525 West WT Harris Blvd. CMG 1151
                              Charlotte, NC 28262-8522

The Global Fixed Income
 Portfolio                    Public School Retirement System of the City       7,264,292.240              11.75%
                              of St. Louis
                              One Mercantile Center
                              Suite 2607
                              St. Louis, MO 63101-1643

                              Saxon and Company                                 4,738,577.810              7.66%
                              FBO Western Pennsylvania Teamsters
                              & Employers Pension Fund
                              A/C 10-01-002-1043205
                              P.O. Box 7780-1888
                              Philadelphia, PA 19183-0001

                              Banker's Trust Co.                                4,565,394.280              7.38%
                              FBO SLU Delaware Fund
                              Attn: Julie Druhe
                              500 Washington Ave.
                              St Louis, MO 63101-1261




DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------

                              Bost and Co.                                      4,381,556.120              7.09%
                              A/C RTCF9526002
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA 15230-3198

                              WA Suburban Sanitary Commission                    3,489,866.570             5.64%
                              Employees Retirement Plan
                              14501 Sweitzer Ln
                              Laurel, MD 20707-5902

                              The Hitchcock Alliance                            3,434,104.420              5.55%
                              Master Investment Program of
                              Pooled Investment Accounts
                              Attn: S.G. Shaw - B3L5 PHY SERV
                              1 Medical Center Drive
                              Lebanon, NH 03756-0001

The International Fixed
Income Portfolio
                              Montgomery County Public Schools                  3,716,066.680              40.93%
                              Employee's Pension & Retirement System
                              850 Hungerford Dr. Rm 154
                              Rockville, MD  20850-1718

                              Comerica Bank Trustee                             1,416,930.060              15.60%
                              Oakwood Pension Plan
                              P.O. Box 75000 M/C #3446
                              Detroit, MI 48275-0001

                              El Paso Firemen & Policemen's                     1,344,196.520              14.80%
                              Pension Fund Policemen's Division
                              8201 Lockheed Drive Ste. 229
                              El Paso, TX 79925-2558


                              City of Brockton                                  1,235,728.950              13.61%
                              Contributory Retirement System
                              50 School Street
                              Brockton, MA 02301-4031

                              El Paso Firemen & Policemen's                     840,122.830                9.25%
                              Pension Fund Firemen's Division
                              8201 Lockheed Drive Ste. 229
                              El Paso, TX 79925-2558

The Mid-Cap Value Equity      Lincoln National Life Insurance Company           361,980.030                99.99%
Portfolio                     1300 S. Clinton Street
                              Fort Wayne, IN 46802-3506




DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------

The Labor Select              Maritime Association ILA                          2,245,393.540              26.38%
International                 Pension Fund
Equity  Portfolio             11550 Fuqua St Ste 425
                              Houston, TX 77034-4597


                              Operating Engineers                               1,122,870.870              13.19%
                              LCL 101 Pension Fund
                              301 E. Armour Blvd. Suite 203
                              Kansas City, MO 64111-1259

                              Carpenters' Pension Fund of                       852,310.660                10.01%
                              Western Pennsylvania
                              495 Mansfield Avenue
                              Pittsburgh, PA 15205-4376

                              Twin City Floor Covering Industry                 710,049.900                8.34%
                              Zenith Administrators
                              7645 Metro Blvd
                              Minneapolis, MN 55439-3060


                              Local 25 SEIU and Participating Employers         618,170.770                7.62%
                              Pension Trust
                              111 West Jackson Blvd  Suite 2102
                              Chicago, IL 60604-3503

                              Inlandboatmen's Union of the                      496,524.130                5.83%
                              Pacific National Pension Plan
                              1220 SW Morrison Street, Suite 300
                              Portland, OR 97205-2222

The High-Yield Bond           Schwartz 1996 Charitable Remainder Unitrust c/o   289,572.090                33.42%
Portfolio                     TCS Group, L.L.C.
                              1200 Shermer Road Suite 212
                              Northbrook, IL 60062-4564

                              The Northern Trust Company TTEE for               121,685.960                14.04%
                              Jack Miller Family Trust #4B FBO Sheri Ring
                              c/o Northern Trust Co.
                              P.O. Box 92956
                              Chicago, IL 60603-1006

                              Melhorn & Co. FBO Shopmen's                       116,966.120                13.50%
                              Iron Workers' Union #502 Pension Fund
                              c/o PNC Bank
                              1600 Market Street
                              Lower Level 2
                              Philadelphia, PA 19103-7240






DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------

                              Trust Four Hundred Thirty                         113,454.830                13.09%
                              U/A/D 4/2/94
                              c/o TCS Group, L.L.C.
                              1200 Shermer Road Suite 212
                              Northbrook, IL 60062-4564

                              Trust Seven Hundred Thirty                        113,454.830                13.09%
                              U/A/D 4/2/94
                              c/o TCS Group, L.L.C.
                              1200 Shermer Road Suite 212
                              Northbrook, IL 60062-4564

                              Mac & Co LCWF 07802802                            111,207.710                12.83%
                              Mutual Funds Operations
                              P.O. Box 3198
                              Pittsburgh, PA 15320-3198

The Emerging  Markets         Northern Trust                                    8,001,141.470              59.57%
Portfolio                     FBO Delaware International Advisors Ltd.
                              (ILT 14)
                              Attn: Christine Farrell
                              50 S La Salle Street
                              Chicago, IL 60675-0001

                              Conagra Master Pension Trust                      1,736,680.450              12.93%
                              One Conagra Drive
                              Omaha, NE 68102-5094

                              Burlington Northern Santa Fe                      1,061,184.900              7.90%
                              Retirement Plan
                              Attn: Blaine A. Mineman
                              1700 E. Golf Rd.
                              Schaumburg, IL  60173-5084

The Small-Cap Growth Equity   Lincoln National Life Insurance Company           390,927.470                81.21%
Portfolio                     1300 S. Clinton Street
                              Fort Wayne, IN 46802-3506

                              Our Sunday Visitor, Inc.                          90,399.700                 18.78%
                              200 Noll Plaza
                              Huntington, IN 46750-4304

The Core Equity               Lincoln National Life Insurance Company           237,864.180                99.99%
Portfolio                     1300 S. Clinton Street
                              Fort Wayne, IN 46802-3506

The Small-Cap Value Equity    Lincoln National Life Insurance Company           244,153.960                99.99%
 Portfolio                    1300 S. Clinton Street
                              Fort Wayne, IN 46802-3506




DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


The Select Equity Portfolio   Lincoln National Life Insurance Company           235,294.120                99.99%
                              1300 S Clinton Street
                              Fort Wayne, IN 46802-3518

The Balanced Portfolio        The Savings Plan For Employees and                21,443,634.150             89.59%
                              Partners of PricewaterhouseCoopers LLP
                              1301 Avenue of the Americas
                              New York, NY 10019-6022

                              The Profit Sharing Plan for Partners of           1,322,439.610              5.52%
                              PricewaterhouseCoopers LLP
                              1301 Avenue of the Americas
                              New York, NY 10019-6022

The Equity Income Portfolio   The Savings Plan For Employees and                9,997,899.320              60.92%
                              Partners of PricewaterhouseCoopers LLP
                              1301 Avenue of the Americas
                              New York, NY 10019-6022

                              Retirement Benefit Accumulation Plan              3,570,150.750              21.75%
                              for Employees of PricewaterhouseCoopers LLP
                              1301 Avenue of the Americas
                              New York, NY 10019-6022

                              The Profit Sharing Plan for Partners of           2,842,271.020              17.32%
                              PricewaterhouseCoopers LLP
                              1301 Avenue of the Americas
                              New York, NY 10019-6022

                              The International Small-Cap Portfolio             358,216.450                99.99%
                              Lincoln National Life Insurance Company
                              1300 S. Clinton Street
                              Fort Wayne, IN 46802-3518

The International Large-Cap   Lincoln National Life Insurance Company           353,337.290                99.99%
 Equity Portfolio             1300 S. Clinton Street
                              Fort Wayne, IN 46802-3518

The Global Equity Portfolio   Lincoln National Life Insurance Company           383,921.630                99.99%
                              1300 S. Clinton Street
                              Fort Wayne, IN 46802-3518

Delaware REIT Fund A Class    Charles Schwab & Co., Inc.                        639,813.070                29.58%
                              Special Custody Account for the Excl.
                              Benefits of Customers
                              Attn: Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122






DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


Delaware  REIT Fund B Class   MLPF&S For the Sole                               221,070.430                20.06%
                              Benefit of its Customers
                              Attn: Fund Administration-SEC#97SR7
                              4800 Deer Lake Drive E 2nd Fl.
                              Jacksonville, FL 32246-6484

Delaware REIT Fund C Class    None.

Delaware REIT Fund            RS DMC Employee Profit Sharing Plan               91,031.320                 75.41%
Institutional Class           Delaware Management Company
                              Employee Profit Sharing Trust
                              c/o Rick Seidel
                              1818 Market Street
                              Philadelphia, PA 19103

                              Chase Manhattan Bank C/F                          29,682.060                 24.58%
                              Delaware Group Foundation Funds-
                              Income Portfolio
                              Attn: Marisol Gordan-Global Inv. Serv.
                              3 Metrotech Center, 8th Floor
                              Brooklyn, NY 11201-3800

The Real Estate Investment    Lincoln National Life Insurance Company           1,307,867.620              67.63%
 Trust                        1300 S. Clinton Street
Portfolio Class               Fort Wayne, IN 46802-3518

                              American States Insurance Company                 625,797.400                32.36%
                              500 N. Meridian Street
                              Indianapolis, IN 46802-1275

The Real Estate Investment    The Philadelphia Orchestra Association            139,068.940                50.22%
Trust Portfolio II            1420 Locust Street Ste 400
                              Philadelphia, PA 19102-4297

                              Lincoln National Life Insurance Company           137,819.130                49.77%
                              1300 S. Clinton Street
                              Fort Wayne, IN 46802-3518

The Aggregate Fixed Income    NCSC Staff Pension Plan                           510,329.920                60.34%
 Portfolio                    Defined Benefit
                              8403 Colesville Road, Suite 1200
                              Silver Spring, MD 20910-6322

                              Lincoln National Life Insurance Company           254,044.260                30.03%
                              1300 S. Clinton Street
                              Fort Wayne, IN 46802-3506




DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


                              NCSC Contract Employees Pension Plan              81,324.280                 9.61%
                              Defined Contribution
                              8403 Colesville Road, Suite 1200
                              Silver Spring, MD 20910-6322



The Diversified Core  Fixed   Lincoln National Life Insurance Company           422,278.330                99.99%
 Income Portfolio             1300 S. Clinton Street
                              Fort Wayne, IN 46802-3506

FOUNDATION FUNDS:

Income Portfolio A Class      DMTC RS 401(k)                                    1,963,150.350              95.27%
                              Hoag Memorial Hospital Savings Plan
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638

Income Portfolio B Class      NFSC FEBO #OKS-998419                             14,373.830                 37.73%
                              NFSC/FMTC IRA Rollover
                              FBO Jonathan J. Williams
                              1122 Sinclair Way
                              Roseville, CA 95747-5814

                              Sylvia E. Hetrick                                 5,206.490                  13.66%
                              324 W Logan Street, Apt. 218
                              Caldwell, ID 83605-4799

                              Prudential Securities, Inc., FBO                  4,602.030                  12.08%
                              Mr. Arthur L. Harbin
                              IRA Rollover Dtd. 6/23/98
                              725 W. 104th Street
                              Los Angeles, CA  90044-4405

                              NFSC FEBO #BQ7-019119                             2,508.360                  6.58%
                              R James Benninghoff
                              5601 Coldwater Road
                              Fort Wayne, IN 46825-5450

                              NFSC FEBO #BWD-014184                             2,259.980                  5.93%
                              Leslie R. Brown
                              227 Sunrise Rim Road
                              Nampa, ID 83686-8325



Income Portfolio C Class      David L. Stoner &                                 3,534.850                  14.92%
                              Janice F. Stoner JTWROS
                              3207 Bowman Rd.
                              Landisville, PA 17538-1830




DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


                              H. Dale Zimmermann                                2,393.790                  10.10%
                              Norma J. Zimmermann JTWROS
                              775 Stone Hill Road
                              Shoemakersville, PA  19555-9046

                              Irvin B. Horst and Janis A. Horst                 2,368.760                  9.99%
                              JTWROS
                              33 North Millbach Road
                              Newmanstown, PA 17073-9127


                              DMTC Custodian for the IRA of                     2,049.780                  8.65%
                              Barbara J. Turner
                              485 Martic Heights Drive
                              Holtwood, PA 17532-9683

                              Ruby D. Miller                                    2,033.880                  8.58%
                              6451 County Road 407
                              Millersburg, OH  44654

                              RS DMTC 401K Plan                                 2,020.410                  8.52%
                              Shore Line Construction, Inc.
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA 19103-3638

                              Donaldson Lufkin Jenrette                         1,829.830                  7.72%
                              Securities Corporation, Inc.
                              P.O. Box 2052
                              Jersey City, NJ 07303-2052

                              DMTC Custodian for the IRA of                     1,499.410                  6.32%
                              Amos A. Bricker
                              2754 Mount Pleasant Road
                              Mount Joy, PA 17552-8728


Income Portfolio              Delaware Management Business TR-DIA               6,426.120                  69.52%
Institutional Class           Attn: Joseph Hastings
                              1818 Market Street, 16th Floor
                              Philadelphia, PA  19103-3691

                              RS DMTC 401(k) Plan                               2,454.170                  26.55%
                              United Subcontractors 401(k) Plan
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638




DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


Balanced Portfolio A Class    RS DMTC 401(k)                                    1,448,737.880              73.43%
                              Hoag Memorial Hospital Savings Plan
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638


Balanced Portfolio B Class    FISERV SECURITIES, INC.                           9,614.290                  6.78%
                              FAO 4502119
                              Attn: Mutual Funds Department
                              One Commerce Square
                              2005 Market Street, Suite 1200
                              Philadelphia, PA 19103-7084

                              FISERV SECURITIES, INC.                           9,213.200                  6.50%
                              FAO 50279679
                              Attn: Mutual Funds Department
                              One Commerce Square
                              2005 Market Street, Suite 1200
                              Philadelphia, PA 19103-7084

                              Sara A. Anthony                                   8,643.130                  6.10%
                              RR 3 Box 137
                              Kunkletown, PA 18058-9521


Balanced Portfolio C Class    DMTC C/F The Rollover IRA of                      8,446.030                  8.54%
                              Joan F. Sylvander
                              1757 E. 26th St.
                              Brooklyn, NY  11229-2405

                              DMTC C/F The Rollover IRA of                      6,792.420                  6.87%
                              Catherine A. Horch
                              133 Henry St., Apt. 8
                              Brooklyn, NY  11201-2250

                              Dain Rauscher Inc.                                6,449.370                  6.52%
                              FBO Anne S. Hershbell
                              732 Kenmore Road
                              Amherst, VA 24521-3222

                              DMTC C/F The Rollover IRA of                      5,842.840                  5.91%
                              Josephine Benfatti
                              2017 Kimball St.
                              Brooklyn, NY  11234-5021

                              Paul K. Graybill & Grace H. Graybill              5,244.690                  5.30%
                              Ten Ent
                              4 Bomberger Road
                              Lititz, PA  17543-9510





DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------


Balanced Portfolio            RS DMTC 401(k) Plan                               6,934.540                  50.33%
Institutional Class           United Subcontractors 401(k) Plan
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA 19103-3638

                              Delaware Management Business TR-DIA               6,371.360                  46.24%
                               Attn:  Joseph Hastings
                              1818 Market Street, 16th Fl.
                              Philadelphia, PA  19103-3691

Growth Portfolio A Class      RS DMTC 401(k) Plan                               825,310.970                65.48%
                              Hoag Memorial Hospital Savings Plan
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638

                              RS DMTC 401(k) Plan                               122,459.650                9.71%
                               Bottcher America Corp.
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638


Growth Portfolio B Class      DMTC C/F the Rollover IRA of                      25,355.040                 11.74%
                              Louis E. Meador
                              1301 Camden Place
                              Lawrenceville, GA 30043-5206

                              DMTC C/F the Beneficiary IRA of                   12,871.090                 5.95%
                              Jeanne Milner
                              300 Turner Road
                              Concord, GA 30206-2611


Growth Portfolio C Class      RS DMTC 401(k) Plan                               13,819.400                 18.71%
                              AT&A Trucking 401(k) Plan
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638

                              RS DMTC 401(k) Plan                               6,942.090                  9.39%
                              Shore Line Construction Inc.
                              Attn: Retirement Plans
                              1818 Market Street
                              Philadelphia, PA 19103-3638





DELAWARE POOLED TRUST:

Portfolio                     Name and Address of Account                       Share Amount               Percentage
---------                     ---------------------------                       ------------               ----------

                              RS DMTC 401(k) Plan                               5,606.540                  7.59%
                              L.L. Baumunk & Son
                              Attn: Retirement Plans
                              1818 Market Street
                              Philadelphia, PA 19103-3638

                              RS DMTC 401 (k) Plan                              4,394.610                  5.95%
                              American Independent Insurance Co.
                              Attn:  Retirement Plans
                              1818 Market Street
                              Philadelphia, PA 19103-3638

                              RS DMTC 401(k) Plan                               4,152.350                  5.62%
                               Warren S. Kurnick, M.D., 401(k) Plan
                              Attn: Retirement Plans
                              1818 Market Street
                              Philadelphia, PA 19103-3638


Growth Portfolio              RS DMTC 401(k) Plan                               10,017.750                 56.64%
Institutional Class           United Subcontractors 401(k) Plan
                              Attn: Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638

                              Delaware Management Business TR-DIA               6,307.090                  35.66%
                              Attn:  Joseph Hastings
                              1818 Market Street, 16th Fl.
                              Philadelphia, PA  19103-3638

                              RS Money Purchase Pension                         1,358.810                  7.68%
                              IATSE Atlanta Annuity Trust Fund
                              Attn: Retirement Plans
                              1818 Market Street
                              Philadelphia, PA  19103-3638




         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers, (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Certain officers and trustees of Pooled Trust and Foundation Funds hold identical positions in each of the other funds in the Delaware Investments family. Trustees and principal officers of Pooled Trust and Foundation Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.




*Wayne A. Stork (62)           Chairman, Trustee/Director of Pooled Trust , Foundation Funds and the other
                               31 investment companies In the Delaware Investments family

                               Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital Management, Inc.; Chairman,
                               President and Chief Executive Officer and Director/Trustee of DMH Corp., Delaware Distributors,
                               Inc. and Founders Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief Investment
                               Officer and Director/Trustee of Delaware Management Company, Inc. and Delaware Management Business
                               Trust; Chairman, President, Chief Executive Officer and Chief Investment Officer of Delaware
                               Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive
                               Officer and Chief Investment Officer of Delaware Investment Advisers (a series of Delaware
                               Management Business Trust); Chairman and Chief Executive Officer of Delaware International Advisers
                               Ltd.; Chairman, Chief Executive Officer and Director of Delaware International Holdings Ltd.; Chief
                               Executive Officer of Delaware Management Holdings, Inc.; President and Chief Executive Officer of
                               Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware Service Company, Inc.
                               and Retirement Financial Services, Inc. Prior to January 1, 2000, Mr. Stork was Chairman and
                               Director of Delaware Management Holdings, Inc. and Director of Delaware International Advisers Ltd.


                               In addition, during the five years prior to January 1, 2000, Mr. Stork has served in various executive capacities at different times within the Delaware organization.


----------------------

* Trustee affiliated with the Portfolio's investment manager and considered an "interested person" as defined in the 1940 Act.



*David K. Downes (60)          President, Chief Executive Officer, Chief Financial Officer and Trustee/Director of Pooled Trust,
                               Foundation Funds and the other 31 investment companies in the Delaware Investments family

                               President and Director of Delaware Management Company, Inc.

                               President of Delaware Management Company (a series of Delaware Management Business Trust)

                               President, Chief Executive Officer and Director of Delaware Capital Management, Inc.

                               Chairman, President, Chief Executive Officer and Director of Delaware Service Company, Inc.

                               President, Chief Operating Officer, Chief Financial Officer and Director of Delaware International
                               Holdings Ltd.

                               President, Chief Operating Officer and Director of Delaware General Management, Inc.>

                               Chairman and Director of Delaware Management Trust Company and Retirement Financial Services, Inc.

                               Executive Vice President, Chief Operating Officer, Chief Financial Officer of Delaware Management
                               Holdings, Inc., Founders CBO Corporation and Delaware Investment Advisers (a series of Delaware
                               Management Business Trust) .


                               Executive Vice President, Chief Operating Officer, Chief Financial Officer and Trustee/Director of
                               DMH Corp., Delaware Distributors, Inc., Delaware Distributors, L.P., Founders Holdings, Inc. ,
                               Delvoy, Inc. and Delaware Management Business Trust

                               Director of Delaware International Advisers Ltd.

                               During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

----------------------

* Trustee affiliated with the Portfolio's investment manager and considered an "interested person" as defined in the 1940 Act.



Walter P. Babich (72)          Trustee/Director of Pooled Trust, Foundation Funds and the other 31 investment companies in the
                               Delaware Investments family

                               460 North Gulph Road, King of Prussia, PA 19406

                               Board Chairman, Citadel Constructors, Inc.

                               From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.


John H. Durham (62)            Trustee/Director of Pooled Trust, Foundation Funds and 17 other investment companies in the Delaware Investments family

                               Private Investor.

                               P.O. Box 819, Gwynedd Valley, PA 19437

                               Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from
                               1986 to 1991; President of each fund from 1977 to 1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to 1992, with respect to Delaware Management Holdings, Inc., Delaware
                               Management Company, Delaware Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham
                               served as a director and in various executive capacities at different times. He was also a Partner of Complete Care Services from 1995 to 1999.

Anthony D. Knerr (61)         Trustee/Director of Pooled Trust, Foundation Funds and the other 31 investment companies in the Delaware Investments family


                               500 Fifth Avenue, New York, NY 10110

                               Founder and Managing Director, Anthony Knerr & Associates

                               From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia
                               University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr.
                               Knerr founded The Publishing Group, Inc. in 1988.



Ann R. Leven (59)              Trustee/Director of Pooled Trust, Foundation Funds and the other 31 investment companies in the
                               Delaware Investments family

                               785 Park Avenue, New York, NY 10021

                               Retired Treasurer, National Gallery of Art

                               From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and from 1990 to
                               1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art. In addition, from 1984 to
                               1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington,
                               DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.


Thomas F. Madison (64)         Trustee/Director of Pooled Trust, Foundation Funds and the other 31 investment companies in the
                               Delaware Investments family

                               200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                               President and Chief Executive Officer, MLM Partners, Inc.

                               Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc. since 1996. From
                               February to September 1994, Mr. Madison served as Vice Chairman--Office of the CEO of The Minnesota
                               Mutual Life Insurance Company and from 1988 to 1993, he was President of U.S. WEST
                               Communications--Markets.

Charles E. Peck (74)           Trustee/Director of Pooled Trust, Foundation Funds and the other 31 investment companies in the
                               Delaware Investments family


                               P.O. Box 1102, Columbia, MD 21044

                               Secretary/Treasurer, Enterprise Homes, Inc.

                               From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The Ryland Group, Inc.,
                               Columbia, MD.


Janet L. Yeomans (51)          Trustee/Director of Pooled Trust , Foundation Funds and the other 31 investment companies in the
                               Delaware Investments family


                               Building 220-13W-37, St. Paul, MN 55144

                               Vice President and Treasurer, 3M Corporation.

                               From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for the 3M
                               Corporation; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of
                               Pension Funds for the 3M Corporation, 1983-1985; Consultant -- Investment Technology Group of Chase
                               Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal
                               Reserve Bank of Chicago, 1970-1974.




Richard G. Unruh, Jr.  (60)    Executive Vice President and Chief Investment Officer, Equity of Pooled Trust, Foundation Funds and
                               the other 31 investment companies in the Delaware Investments family

                               Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers (a series of
                               Delaware Management Business Trust)

                               Executive Vice President/Chief Investment Officer of Delaware Management Company (a series of
                               Delaware Management Business Trust)

                               Executive Vice President and Director/Trustee of Delaware Management Business Trust

                               Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital Management,
                               Inc.

                               Director of Delaware International Advisers Ltd.

                               During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

H. Thomas McMeekin (46)        Executive Vice President and Chief Investment Officer, Fixed Income of Pooled Trust, Foundation
                               Funds and each of the other 31 investment companies in the Delaware Investments family.

                               Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware Management Company
                               (a series of Delaware Management Business Trust)

                               Executive Vice President/Chief Investment Officer, DIA-Fixed Income of Delaware Investment Advisers
                               (a series of Delaware Management Business Trust)

                               Executive Vice President and Director of Delaware Management Holdings, Inc.

                               Executive Vice President of Delaware Management Business Trust and Delaware Capital Management,
                               Inc.

                               Mr. McMeekin joined Delaware Investments in 1999. During the past five years, he has also served in various executive capacities for Lincoln National Corporation.



Richard J. Flannery (42)       Executive Vice President and General Counsel of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Holdings, Inc.,
                               Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment
                               Advisers (a series of Delaware Management Business Trust) and Founders CBO Corporation.

                               Executive Vice President/General Counsel and Director/Trustee of Delaware International Holdings
                               Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                               Management Business Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                               Retirement Financial Services, Inc., Delaware Distributors, Inc., Delaware Distributors, L.P.,
                               Delaware Management Trust Company and Delaware General Management, Inc.

                               Director of Delaware International Advisers Ltd.

                               Director of HYPPCO Finance Company Ltd.

                               During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.



Eric E. Miller (46)            Senior Vice President/Deputy General Counsel and Secretary of Pooled Trust, Foundation Funds and
                               each of the other 31 investment companies in Delaware Investments.

                               Senior Vice President/Deputy General Counsel and Assistant Secretary of Delaware Management
                               Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                               Business Trust, Delaware Management Company (a series of Delaware Management Business Trust),
                               Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Service
                               Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                               Distributors, Inc., Delaware Distributors, L.P., Founders Holdings, Inc. and Delaware General
                               Management, Inc.

                               During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.





Joseph H. Hastings (50)        Senior Vice President/Corporate Controller of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family and Delaware Investment Advisers (a series of Delaware Management Business Trust)


                               Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc., DMH
                               Corp., Delaware Management Company, Inc., Delaware Management Company (a series of Delaware
                               Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware
                               Service Company, Inc., Delaware Capital Management, Inc., Delaware International Holdings Ltd.,
                               Delvoy, Inc., Founders Holdings, Inc. , Delaware Management Business Trust and Delaware General
                               Management, Inc.

                               Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company

                               Chief Financial Officer of Retirement Financial Services, Inc.

                               Senior Vice President/Assistant Treasurer of Founders CBO Corporation


                               During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.




Michael P. Bishof (37)         Senior Vice President and Treasurer of Pooled Trust, Foundation Funds and the other 31 investment companies in the Delaware Investments family

                               Senior Vice President/Investment Accounting of Delaware Service Company, Inc., Delaware Capital
                               Management, Inc., Delaware Distributors, L.P., Delaware Management Company (a series of Delaware
                               Management Business Trust) and Founders Holdings, Inc.

                               Senior Vice President and Treasurer/ Investment Accounting of Delaware Investment Advisers (a
                               series of Delaware Management Business Trust)


                               Senior Vice President/Manager of Investment Accounting of Delaware International Holdings, Inc.


                               Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                               Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust, New
                               York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York,
                               NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation,
                               New York, NY from 1987 to 1993.




Damon J. Andres (30)           Vice President/Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business
                               Trust) and Delaware Capital Management, Inc.

                               Before joining Delaware Investments in 1994, Mr. Andres performed investment counseling services as a Consulting Associate with Cambridge Associates, Inc. in Arlington Virginia.


Robert L. Arnold (36)          Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust) , Delaware Investment Advisers (a series of Delaware Management Business
                               Trust) and Delaware Capital Management, Inc.

                               During the past five years, Mr. Arnold has served in various capacities at different times within the Delaware organization.

Christopher S. Beck (42)       Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management
                               Business Trust)

                               Before joining Delaware Investments in 1997, Mr. Beck managed the Small Cap Fund for two years at
                               Pitcairn Trust Company. Prior to 1995, he was Director of Research at Cypress Capital Management in
                               Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund.

Timothy G. Connors (46)        Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management
                               Business Trust).

                               Before joining Delaware Investments in 1997, Mr. Connors served as a Principal at Miller, Anderson
                               & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank.



George E. Deming (58)          Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management
                               Business Trust)

                               Director of Delaware International Advisers Ltd.

                               Before joining Delaware Investments in 1978, Mr. Deming was responsible for portfolio management and institutional sales at White Weld & Co., Inc. He is a member of the Financial Analysts of
                               Philadelphia. During the past five years, Mr. Deming has served in various capacities at different times within the Delaware organization.


J. Paul Dokas (40)             Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management
                               Business Trust)

                               Before joining Delaware Investments in 1997, he was a Director of Trust Investments for Bell
                               Atlantic Corporation in Philadelphia.

Roger A. Early (46)            Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the 31 other investment companies in the Delaware Investments family, Delaware Investment Advisers (a series of Delaware
                               Management Business Trust) and Delaware Management Company (a series of Delaware Management
                               Business Trust)

                               Before joining Delaware Investments, Mr. Early was a portfolio manager for Federated Investment
                               Counseling's fixed-income group, with over $1 billion in assets.

John B. Fields  (54)           Senior Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                               Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management
                               Business Trust) and Delaware Capital Management, Inc.


                               Trustee of Delaware Management Business Trust.

                               During the past five years, Mr. Fields has served in various capacities at different times within the Delaware organization.



Gerald S. Frey (54)            Senior Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of
                               Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management
                               Business Trust) and Delaware Capital Management, Inc.

                               Before joining Delaware Investments in 1996, Mr. Frey was a Senior Director with Morgan Grenfell
                               Capital Management, New York, NY from 1986 to 1995.


Paul A. Matlack (40)           Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the 31 other investment companies in the Delaware Investments family, Delaware Investment Advisers (a series of Delaware
                               Management Business Trust), Delaware Management Company (a series of Delaware Management Business
                               Trust) and Founders Holdings, Inc.

                               President and Director of Founders CBO Corporation.

                               During the past five years, Mr. Matlack has served in various capacities at different times within the Delaware organization.




Frank X. Morris (38)          Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management
                               Business Trust)

                               Before joining Delaware Investments in 1997, he served as vice president and director of equity research at PNC Asset Management. Mr. Morris is president of the Financial Analysis Society of
                               Philadelphia and is a member of the Association of Investment Management and Research and the
                               National Association of Petroleum Investment Analysts.



Gerald T. Nichols (41)         Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the 31 other investment companies in the Delaware Investments family, Delaware Investment Advisers (a series of Delaware
                               Management Business Trust), Delaware Management Company (a series of Delaware Management Business
                               Trust) and Founders Holdings, Inc.

                               Treasurer/Assistant Secretary and Director of Founders CBO Corporation.

                               Director of HYPPCO Finance Company Ltd.

                               During the past five years, Mr. Nichols has served in various capacities at different times within the Delaware organization.





Gary A. Reed (45)              Vice President/Senior Portfolio Manager of Pooled Trust, Foundation Funds, the 31 other investment companies in the Delaware Investments family, Delaware Investment Advisers (a series of Delaware
                               Management Business Trust), Delaware Management Company (a series of Delaware Management Business
                               Trust) and Delaware Capital Management, Inc.

                               During the past five years, Mr. Reed has served in such capacities within the Delaware organization.

Thomas J. Trotman (48)         Vice President/Portfolio Manager of Pooled Trust, Foundation Funds, the other 31 investment companies in the Delaware Investments family, Delaware Management Company (a series of Delaware
                               Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management
                               Business Trust) .

                               Before joining Delaware Investments in 1995, Mr. Trotman was Vice President and Director of
                               Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess.



         With respect to Pooled Trust, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Pooled Trust and the total compensation received from all Delaware Investments funds for the fiscal year ended October 31, 1999 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 1999. Only the independent Trustees of Pooled Trust receive compensation from Pooled Trust.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Pension or                                           Total
                                                                    Retirement                 Estimated              Compensation
                                          Aggregate                  Benefits                    Annual                   from
                                        Compensation                 Accrued                    Benefits                Delaware
                                         from Pooled                as Part of                    Upon                 Investment
              Name                       Trust, Inc.            Portfolio Expenses           Retirement(1)            Companies(2)
-----------------------------------------------------------------------------------------------------------------------------------
W. Thacher Longstreth (3)                 $1,729.88                    None                     $38,000                $25,345.45
Ann R. Leven                              $4,819.82                    None                     $38,000                $66,084.21
Walter P. Babich                          $4,308.06                    None                     $38,000                $58,608.06
Anthony D. Knerr                          $4,725.74                    None                     $38,000                $65,084.55
Charles E. Peck                           $4,577.68                    None                     $38,000                $63,417.65
Thomas F. Madison                         $4,725.74                    None                     $38,000                $65,084.55
John H. Durham                            $4,160.00                    None                     $23,000                $42,974.72
Janet L. Yeomans (4)                      $2,620.52                    None                     $38,000                $37,881.49
-----------------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent Trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,181 for serving as a trustee/director for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Thomas F. Madison, and Anthony D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.
(3) W. Thacher Longstreth retired from the Board of Trustees of Pooled Trust on April 13, 1999.
(4) Janet L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

         With respect to Foundation Funds, the following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation expected to be received from Foundation Funds during its fiscal year ended September 30, 2000 and the total compensation expected to be received from all funds in the Delaware Investments family during the Trust's fiscal year and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/Directors during the Trust's fiscal year. Only the independent Trustees of Foundation Funds receive compensation from the Trust.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Pension or                                           Total
                                                                    Retirement                 Estimated              Compensation
                                          Aggregate                  Benefits                    Annual                   from
                                        Compensation                 Accrued                    Benefits                Delaware
                                     to be received from            as Part of                    Upon                 Investment
              Name                        the Trust                 the Trust                Retirement(1)           Companies(2)
-----------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                               $795                        None                      $38,000               $66,000
Walter P. Babich                           $777                        None                      $38,000               $60,000
Anthony D. Knerr                           $792                        None                      $38,000               $65,000
Charles E. Peck                            $792                        None                      $38,000               $65,000
Thomas F. Madison                          $792                        None                      $38,000               $65,000
John H. Durham                             $777                        None                      $23,000               $44,848
Janet L. Yeomans (3)                       $777                        None                      $38,000               $60,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee/director for a period equal to the lesser of the number of years that such person served as a trustee/director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of the periods noted above for Pooled Trust and Foundation Funds, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee/director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,181 for serving as a trustee for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Thomas F. Madison, and Anthony
       D. Knerr serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.
(3) Janet L. Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

                               GENERAL INFORMATION

         Delaware furnishes investment management services to The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Mid-Cap Value Equity, The Small Cap Value Equity, The Real Estate Investment Trust, The High-Yield Bond, The Diversified Core Fixed Income, The Asset Allocation, The Small-Cap Growth Equity, The Balanced, The Select Equity, The Equity Income and The Core Equity Portfolios. Delaware International furnishes similar services to The International Equity, The International Large-Cap Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income, The Emerging Markets, The International Small-Cap and The Global Equity Portfolios and also serves as sub-adviser to The Diversified Core Fixed Income Portfolio. Delaware and Delaware International also provide investment management services to certain of the other funds in the Delaware Investments family. While investment decisions of the Portfolios are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Portfolios.

         Delaware or Delaware International also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See "DELAWARE GROUP PREMIUM FUND, INC.", in "APPENDIX B."

         Access persons and advisory persons of the Delaware Investments funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to Delaware, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities; (4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each Portfolio and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from Delaware REIT Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                               Delaware REIT Fund
                                 Class A Shares

                          Total
     Fiscal             Amount of             Amounts               Net
     Year              Underwriting          Reallowed           Commission
     Ended             Commissions          to Dealers         to Distributor
     -----             -----------          ----------         --------------
     10/31/99            $154,340            $132,732             $21,608
     10/31/98            $254,157            $211,644             $42,513
     10/31/97              N/A                  N/A                 N/A

CDSC Payments

         The Distributor received no aggregate Limited CDSC payments with respect to Class A Shares of Delaware REIT Fund for fiscal year ended October 31, 1999. The Distributor received aggregate CDSC payments in the amount of $49,770 with respect to Class B Shares of Delaware REIT Fund for fiscal year ended October 31, 1999. The Distributor received CDSC payments in the amount of $3,173 with respect to Class C Shares of Delaware REIT Fund for fiscal year ended October 31, 1999.

         The Transfer Agent, an affiliate of Delaware and Delaware International, acts as shareholder servicing, dividend disbursing and transfer agent for the Portfolios and for the other mutual funds in the Delaware Investments family. The Transfer Agent's compensation for providing services to the Portfolios of Pooled Trust (other than The Real Estate Investment Trust Portfolio effective October 14, 1997) is $25,000 annually. The Transfer Agent will bill, and Pooled Trust will pay, such compensation monthly allocated among the current Portfolios (other than The Real Estate Investment Trust Portfolio) based on the relative percentage of assets of each Portfolio at the time of billing and adjusted appropriately to reflect the length of time a particular Portfolio is in operation during any billing period. The Transfer Agent is paid a fee by The Real Estate Investment Trust Portfolio for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. The Transfer Agent is paid a fee by The Asset Allocation Portfolio for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees. The Transfer Agent also provides accounting services to the Portfolios. Those services include performing all functions related to calculating each Portfolio's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to the Portfolio, including the Portfolios, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Asset Allocation, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio and The International Small-Cap Portfolio reserves the right to operate in a "master-feeder" structure, that is, to invest its assets in another mutual fund with the same investment objective and substantially similar investment policies as those of the respective Portfolio. Each Portfolio has no present intention to operate in a master-feeder structure; however, should the Board of Trustees approve the implementation of a master-feeder structure for a Portfolio, shareholders will be notified prior to the implementation of the new structure.

         Lincoln National Corporation Employees' Retirement Trust (the "Trust") made an investment in The Emerging Markets Portfolio, which could result in the Trust owning approximately 100% of the outstanding shares of The Emerging Markets Portfolio. Subject to certain limited exceptions, there are no limitations on the Trust's ability to redeem its shares of the Portfolio and it may elect to do so at any time.

         Lincoln National Life Insurance Company ("LNLIC") made an investment in each of The Global Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Diversified Core Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The Small-Cap Growth Equity Portfolio, The Core Equity Portfolio, The Mid-Cap Value Equity Portfolio , The Small-Cap Value Equity Portfolio, The Select Equity Portfolio , The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio, and will make an investment in each of The Asset Allocation Portfolio and The All-Cap Growth Equity Portfolio, which could result in LNLIC owning approximately 100% of the outstanding shares of the respective Portfolios. Subject to certain limited exceptions, are no limitations on LNLIC's ability to redeem its shares of any Portfolio and it may elect to do so at any time.

         The investment adviser and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Pooled Trust's or Foundation Funds' advisory relationship with the investment adviser or its distribution relationship with the Distributor, the investment adviser and its affiliates could cause Pooled Trust or Foundation Funds to delete the words "Delaware Group" from Pooled Trust's or Foundation Funds' names.

Custody Arrangements

        The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio. As custodian, Chase maintains a separate account or accounts for a Portfolio; receives, holds and releases portfolio securities on account of a Portfolio; receives and disburses money on behalf of a Portfolio; and collects and receives income and other payments and distributions on account of a Portfolio's portfolio securities.

        With respect to foreign securities, Chase makes arrangements with subcustodians who were approved by the trustees of Pooled Trust or, as applicable, Foundation Funds in accordance with Rule 17f-5 of the 1940 Act. In the selection of foreign subcustodians, the trustees consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Portfolios, and the reputation of the institutions in the particular country or region.

Capitalization

         Pooled Trust has an unlimited authorized number of shares of beneficial interest with no par value, issued in separate portfolios.

         Foundation Funds currently consists four portfolios of shares. Foundation Funds has an unlimited authorized number of shares of beneficial interest with no par value allocated to each of its portfolios.

         While all shares have equal voting rights on matters affecting Pooled Trust or Foundation Funds, as applicable, each Portfolio would vote separately on any matter which affects only that Portfolio, such as any change in its own investment objective and policy or action to dissolve a Portfolio and as otherwise prescribed by the 1940 Act. Shares of each Portfolio have a priority in that Portfolios' assets, and in gains on and income from the portfolio of that Portfolio. Shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Effective December 24, 1997, the name of The Defensive Equity Small/Mid-Cap Portfolio was changed to The Mid-Cap Value Equity Portfolio, the name of The Fixed Income Portfolio was changed to The Intermediate Fixed Income Portfolio and the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio. Effective October 7, 1998, the name of The Aggressive Growth Portfolio was changed to The Mid-Cap Growth Equity Portfolio. Effective March 1, 1999, the name of The Growth and Income Portfolio was changed to The Core Equity Portfolio.

Noncumulative Voting

         Portfolio shares of Pooled Trust have noncumulative voting rights which means that the holders of more than 50% of the shares of Pooled Trust voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         Portfolio shares of Foundation Funds have noncumulative voting rights which means that the holders of more than 50% of the shares of Foundation Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

EURO

         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to the Portfolios. The Portfolios' service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Portfolio is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

         This Statement of Additional Information does not include all of the information contained in the Registration Statement which is on file with the Securities and Exchange Commission.

                             PERFORMANCE INFORMATION

         From time to time, Pooled Trust may state each Portfolio's total return and each Portfolio class' total return in advertisements and other types of literature. Any statements of total return performance data will be accompanied by information on the Portfolio's or the Portfolio class' average annual total rate of return over the most recent one-, five-, and ten-year periods or life-of-portfolio, as relevant. Pooled Trust may also advertise aggregate and average total return information of each Portfolio and Portfolio class over additional periods of time.

         Average annual total rate of return for each Portfolio and Portfolio class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                          P(1 + T)n  ERV

         Where:        P       a hypothetical initial purchase order of $1,000,
                               after deduction of the maximum front-end sales charge in the case of Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio;

                       T       average annual total return;

                       n       number of years;

                     ERV       redeemable value of the hypothetical
                               $1,000 purchase at the end of the period, after deduction of the applicable CDSC, if any, in the case of Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all distributions are reinvested at net asset value.

         The performance, as shown below, is the average annual total return quotations for the Portfolios operating for at least one year as of October 31, 1999. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.

Average Annual Total Return(1)

----------------------------------------------------------------------------------------------------------------------
                                                   1 year ended      3 years ended      5 years ended
                                                     10/31/99          10/31/99            10/31/99       Life of Fund
----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio
(Inception 2/3/92)                                     5.43%             14.89%              17.79%           16.63%
----------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio
(Inception 2/4/92)                                    12.31%              9.45%               9.98%           11.02%
----------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio
(Inception 2/27/92)                                   48.72%             19.06%              19.20%           13.86%
----------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio
(Inception 11/30/92)                                  (2.33)%             3.10%               8.41%            8.81%
----------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio
(Inception 12/19/95)                                  10.34%             10.77%                N/A            12.98%
----------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio
(Inception 3/12/96)                                    1.26%              5.10%                N/A             5.34%
----------------------------------------------------------------------------------------------------------------------
The High Yield Bond Portfolio
(Inception 12/2/96)                                   (1.05)%              N/A                 N/A             5.54%
----------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio
(Inception 4/11/97)                                   (2.96)%              N/A                 N/A             3.84%
----------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio
(Inception 4/14/97)                                   27.63%               N/A                 N/A           (10.24)%
----------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Inception 10/15/97)                                   7.11%               N/A                 N/A             5.15%
----------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II
(Inception 11/4/97)                                   (2.08)%              N/A                 N/A            (7.35)%
----------------------------------------------------------------------------------------------------------------------
The Mid-Cap Value Equity Portfolio
(Inception 12/29/97)                                  (2.78)%              N/A                 N/A            (6.51)%
----------------------------------------------------------------------------------------------------------------------
The Aggregate Fixed Income Portfolio
(Inception 12/29/97)                                  (0.94)%              N/A                 N/A             3.41%
----------------------------------------------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio
(Inception 12/29/97)                                   4.98%               N/A                 N/A             6.58%
----------------------------------------------------------------------------------------------------------------------
The Core Equity Portfolio
(Inception 9/15/98)                                    1.49%               N/A                 N/A             6.25%
----------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio
(Inception 9/15/98)                                   51.31%               N/A                 N/A            57.62%
----------------------------------------------------------------------------------------------------------------------

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

         The total return for Delaware REIT Fund A Class of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Delaware REIT Fund A Class at net asset value (NAV) does not reflect the payment of any front-end sales charge. The Limited CDSC, applicable only to certain redemptions of those shares, is not deducted from any computation of total return. The Portfolio may also present total return information for The Real Estate Investment Trust Portfolio that does not reflect the deduction of the maximum front-end sales charge with respect to Delaware REIT Fund A Class. Securities prices fluctuated during the period covered and the past results should not be considered as representative of future performance.


                         Average Annual Total Return(1)
                   The Real Estate Investment Trust Portfolio

         The Real Estate Investment Trust Portfolio Class (2)

         1 year ended 10/31/99                                         (2.42)%

         3 years ended 10/31/99                                         8.47%

         Period 12/6/95(3) through 10/31/99                            12.96%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The Real Estate Investment Trust Portfolio class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.

(3)      Date of initial sale of the original class (now Delaware REIT Fund A
         Class).


                         Average Annual Total Return(1)
                   The Real Estate Investment Trust Portfolio


                                                        Delaware REIT Fund      Delaware REIT Fund        Delaware REIT Fund
                                                            A Class(2)              A Class(2)          Institutional Class(3)
                                                            (at Offer)               (at NAV)
         1 year ended 10/31/99                                (8.27)%                (2.69)%                  (2.42)%
         3 years ended 10/31/99                                6.16%                  8.27%                    8.47%
         Period 11/11/97 (3) through 10/31/99                 (8.91)%                (6.65)%                  (6.39)%
         Period 12/6/95 (4) through 10/31/99                   11.10%                12.80%                    12.96%

(1) Certain expenses of the Portfolios have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)      Date of initial sale of the original class (now Delaware REIT Fund A
         Class).

                         Average Annual Total Return(1)
                   The Real Estate Investment Trust Portfolio


                                                        Delaware REIT     Delaware REIT    Delaware REIT Fund  Delaware REIT Fund
                                                             Fund               Fund             C Class             C Class
                                                            B Class           B Class           (including          (excluding
                                                          (including         (excluding           CDSC)               CDSC)
                                                             CDSC)             CDSC)
         1 year ended 10/31/99                             (7.78)%            (3.43)%           (4.30)%             (3.43)%
         Period 11/11/97 (2) through 10/31/99              (9.09)%            (7.55)%           (7.55)%             (7.55)%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2)      Date of initial sale.

         Pooled Trust may also quote each Portfolio's current yield, calculated as described below, in advertisements and investor communications.

The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                     a--b       6
                         YIELD  2[(-------- + 1) -- 1]
                                      Cd

         Where:  a  = dividends and interest earned during the period;

                 b  = expenses accrued for the period (net of reimbursements);

                 c  = the average daily number of shares outstanding during the period that were entitled to receive dividends;

                 d  = the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield, based on specific 30-day periods identified in advertising by a Portfolio. Yield quotations are based on the Portfolio's net asset value on the last day of the period and will fluctuate depending on the period covered. The 30-day yields for The Global Fixed Income Portfolio and The Intermediate Fixed Income Portfolio as of October 31, 1999 were 4.99% and 6.53%, respectively. Each yield reflects the waiver and reimbursement commitment by its investment adviser.

         Investors should note that income earned and dividends paid by The Intermediate Fixed Income Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The High-Yield Bond Portfolio, The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio will also vary depending upon fluctuation in interest rates and performance of each Portfolio.

         The net asset value of these seven Portfolios will fluctuate in value inversely to movements in interest rates and, therefore, will tend to rise when interest rates fall and fall when interest rates rise. Likewise, the net asset value for these Portfolios will vary from day to day depending upon fluctuation in the prices of the securities held by each Portfolio. Thus, investors should consider net asset value fluctuation as well as yield in making an investment decision.

         Each Portfolio's total return performance will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the net asset value at the beginning of the period. The computation will not reflect the impact of any income taxes payable by shareholders (who are subject to such tax) on the reinvested distributions included in the calculation. Portfolio shares are sold without a sales charge, except for Delaware REIT Fund A Class, Delaware REIT Fund B Class and Delaware REIT Fund C Class of The Real Estate Investment Trust Portfolio. Because security prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Portfolios in the future.

         Pooled Trust may promote the total return performance of The Real Estate Investment Trust Portfolio II by comparison to the original class (prior to its redesignation as Delaware REIT Fund A Class) of The Real Estate Investment Trust Portfolio.

         From time to time, each Portfolio may also quote its actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, or the Salomon Brothers World Government Bond Index. Performance also may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Portfolio's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         A Portfolio may also promote its yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc. and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which a Portfolio may invest and the assumptions that were used in calculating the blended performance will be described.

         Wellesley Group Inc. is an investment management consulting firm specializing in investment and market research for endowments and pension plans. Wellesley Group will be maintaining, on behalf of Pooled Trust, peer group comparison composites for each Portfolio. The peer group composites will be constructed by selecting publicly-offered mutual funds that have investment objectives that are similar to those maintained by each Portfolio. Wellesley Group will also be preparing performance analyses of actual Portfolio performance, and benchmark index exhibits, for inclusion in client quarterly review packages.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Portfolio may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolio. A Portfolio may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         A Portfolio may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Portfolio may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Portfolio. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Education IRAs) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of a Portfolio and may illustrate how to find the listings of a Portfolio in newspapers and periodicals. Materials may also include discussions of other Portfolios, products, and services.

         A Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the Portfolio may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers.

         The following tables are an example, for purposes of illustration only, of cumulative total return performance for the Portfolios operating as of October 31, 1999. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods.

                           Cumulative Total Return (1)

---------------------------------------------------------------------------------------------------------------------------------
                                                3 months    6 months    9 months     1 year       3 years     5 years
                                                  ended       ended       ended       ended        ended       ended     Life of
                                                10/31/99    10/31/99    10/31/99     10/31/99    10/31/99    10/31/99     Fund
---------------------------------------------------------------------------------------------------------------------------------
The Large Cap Value Equity Portfolio
(Inception 2/3/92)                               (4.45)%     (8.42)%      0.23%        5.43%      51.64%      126.79%     229.17%
---------------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio
(Inception 2/4/92)                               (3.65)%     (2.79)%      6.84%       12.31%      31.10%       60.91%     124.63%
---------------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio
(Inception 2/27/92)                              10.77%      15.30%      21.05%       48.72%      68.77%      140.60%     170.83%
---------------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio
(Inception 11/30/92)                             (1.53)%     (4.15)%     (4.05)%      (2.33)%      9.60%       49.74%      79.33%
---------------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio
(Inception 12/19/95)                             (3.30)%     (2.91)%      4.64%       10.34%      35.91%        N/A        60.34%
---------------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio
(Inception 3/12/96)                               1.15%      (0.17)%     (0.45)%       1.26%      16.10%        N/A        20.83%
---------------------------------------------------------------------------------------------------------------------------------
The High Yield Bond Portfolio
(Inception 12/2/96)                              (4.91)%     (6.19)%     (5.61)%      (1.05)%       N/A         N/A        17.03%
---------------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio
(Inception 4/11/97)                              (1.39)%     (4.31)%     (4.30)%      (2.96)%       N/A         N/A        10.13%
---------------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio
(Inception 4/14/97)                              (0.14)%      7.22%      44.45%       27.63%        N/A         N/A       (24.03)%
---------------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio
(Inception 10/15/97)                             (3.73)%     (5.05)%      1.80%        7.11%        N/A         N/A        10.83%
---------------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II
(Inception 11/4/97)                              (7.89)%     (8.85)%     (2.80)%      (2.08)%       N/A         N/A       (14.10)%
---------------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Value Equity Portfolio
(Inception 12/29/97)                             (9.99)%     (8.99)%     (3.27)%      (2.78)%       N/A         N/A       (11.70)%
---------------------------------------------------------------------------------------------------------------------------------
The Aggregate Fixed Income Portfolio
(Inception 12/29/97)                              1.26%      (0.90)%     (2.43)%      (0.94)%       N/A         N/A         6.41%
---------------------------------------------------------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio
(Inception 12/29/97)                              1.30%       0.12%       0.83%        4.98%        N/A         N/A        12.52%
---------------------------------------------------------------------------------------------------------------------------------
The Core Equity Portfolio
(Inception 9/15/98)                              (6.58)%     (7.54)%     (7.72)%       1.49%        N/A         N/A         7.10%
---------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio
(Inception 9/15/98)                               8.24%      22.01%      22.75%       51.31%        N/A         N/A        67.34%
---------------------------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio
(Inception 3/29/99)                              (9.14)%     (6.08)%      N/A           N/A         N/A         N/A         1.77%
---------------------------------------------------------------------------------------------------------------------------------
The Select Equity Portfolio
(Inception 6/29/99)                               1.42%        N/A        N/A           N/A         N/A         N/A         1.06%
---------------------------------------------------------------------------------------------------------------------------------
The Balanced Portfolio
(Inception 6/30/99)                              (4.35)%       N/A        N/A           N/A         N/A         N/A        (6.82)%
---------------------------------------------------------------------------------------------------------------------------------
The Equity Income Portfolio
(Inception 6/30/99)                              (4.35)%       N/A        N/A           N/A         N/A         N/A        (6.94)%
---------------------------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio
(Inception 7/20/99)                               2.01%        N/A        N/A           N/A         N/A         N/A         1.77%
---------------------------------------------------------------------------------------------------------------------------------

(1) Certain expenses of the Portfolios have been waived and paid by the respective investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

         The cumulative total return for Class A Shares of The Real Estate Investment Trust Portfolio at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The cumulative total return for Class B and C Shares of the Real Estate Investment Trust Portfolio including CDSC reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 1999. The cumulative total return for Class B and C Shares excluding CDSC assumes the shares were not redeemed at October 31, 1999 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.

                                  Cumulative Total Return (1)
                          The Real Estate Investment Trust Portfolio

         The Real Estate Investment Trust Portfolio Class (2)


         3 months ended 10/31/99                          (7.49)%
         6 months ended 10/31/99                          (8.65)%
         9 months ended 10/31/99                          (3.21)%
         1 year ended 10/31/99                            (2.42)%
         3 years ended 10/31/99                           27.61%
         Period 12/6/95(3) through 10/31/99               60.95%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The Real Estate Investment Trust Portfolio class commenced operations on November 4, 1997. Pursuant to applicable regulation, total return shown for the class prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio. That original class has been redesignated Delaware REIT Fund A Class. Like The Real Estate Investment Trust Portfolio class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses.
(3)      Date of initial sale of the original class (now Delaware REIT Fund A
         Class).


                           Cumulative Total Return (1)
                   The Real Estate Investment Trust Portfolio


                                                         Delaware REIT Fund A         Delaware REIT Fund
                                                         Class (at Offer)(2)        Institutional Class (3)
         3 months ended 10/31/99                               (12.92)%                    (7.49)%
         6 months ended 10/31/99                             (14.03)%(5)                   (8.65)%
         9 months ended 10/31/99                               (8.96)%                     (3.21)%
         1 year ended 10/31/99                                 (8.27)%                     (2.42)%
         3 years ended 10/31/99                                 19.63%                     27.61%
         Period 11/11/97 (3) through 10/31/99                    N/A%                     (12.19)%
         Period 12/6/95 (4) through 10/31/99                    50.85%                        N/A

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.

(2) The total return presented above is based upon the performance of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which did not carry a front-end sales charge and was not subject to Rule 12b-1 distribution expenses. That original class has been redesignated Delaware REIT Fund A Class. Effective November 4, 1997, a front-end sales charge of 5.75% was imposed on sales of those shares and effective November 11, 1997, a 12b-1 distribution fee of up to 0.30% has been assessed annually. All performance numbers for Delaware REIT Fund A Class (at Offer) are calculated giving effect to the sales charge. For periods prior to November 11, 1997, no adjustment has been made to reflect the effect of 12b-1 payments. Performance on and after November 11, 1997 includes the effect of such 12b-1 payments. Delaware REIT Fund A Class is subject to other expenses (at a higher rate than applicable to the original class) which may affect performance of the Class.
(3) Delaware REIT Fund Institutional Class commenced operations on November 11, 1997.
(4)   Date of initial sale of the original class (now Delaware REIT Fund A
      Class).
(5) Cumulative total return at net asset value was - 8.79% for the six months ended October 31, 1999.

                           Cumulative Total Return (1)
                   The Real Estate Investment Trust Portfolio


                                                         Delaware REIT     Delaware REIT    Delaware REIT Fund  Delaware REIT Fund
                                                             Fund               Fund             C Class             C Class
                                                            B Class           B Class           (including          (excluding
                                                          (including         (excluding           CDSC)               CDSC)
                                                             CDSC)             CDSC)
         3 months ended 10/31/99                          (12.33)%            (7.76)%           (8.76)%             (7.76)%
         6 months ended 10/31/99                          (13.64)%            (9.16)%          (10.06)%             (9.16)%
         9 months ended 10/31/99                           (8.66)%            (3.96)%           (4.90)%             (3.96)%
         1 year ended 10/31/99                             (7.78)%            (3.43)%           (4.30)%             (3.43)%
         Period 11/11/97 (2) through 10/31/99             (17.13)%           (14.35)%          (14.35)%            (14.35)%

(1) Certain expenses of the Portfolio have been waived and paid by the investment adviser. In the absence of such waiver and payment, performance would have been affected negatively.
(2)      Date of initial sale.

         In addition, information will be provided that discusses the overriding investment philosophies of Delaware and Delaware International and how those philosophies impact each Portfolio in the strategies Pooled Trust and Foundation Funds employs in seeking respective Portfolio objectives. Since the investment disciplines being employed for each Portfolio are based on the disciplines and strategies employed by an affiliate of Delaware and Delaware International to manage institutional separate accounts, investment strategies and disciplines of these entities may also be discussed.

         The Large-Cap Value Equity Portfolio's strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. Just as important, current dividend income can help lessen the effects of adverse market conditions. This equity dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time. In implementing this strategy, the investment adviser seeks to buy securities with a yield higher than the average of the S&P 500 Index. If a security held by the Portfolio moves out of the acceptable yield range, it typically is sold. This strict buy/sell discipline is instrumental in implementing The Large-Cap Value Equity Portfolio strategy.

                              FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Pooled Trust ("Pooled Trust") and, in its capacity as such, audits the annual financial statements of the Portfolios. Each Portfolio's, other than The International Large-Cap Equity and The All-Cap Growth Equity Portfolios', Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP for the fiscal year ended October 31, 1999 are included in each Portfolio's Annual Report to shareholders. The financial statements, financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B. The International Large-Cap Equity Portfolio and The All-Cap Growth Equity Portfolio were not operating on October 31, 1999.

         Ernst & Young LLP serves as the independent auditors for Delaware Group Foundation Funds and, in its capacity as such, will audit the annual financial statements of The Asset Allocation Portfolio. The Asset Allocation Portfolio was not operating on October 31, 1999.

                               APPENDIX A--RATINGS

Bonds

         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

         Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

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         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

         Excerpts from Moody's description of its two highest commercial paper ratings: P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

         Excerpts from S&P's description of its two highest commercial paper ratings: A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.































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APPENDIX B--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Delaware Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the investment adviser believes have the potential for above average dividend increases over time.

         Delaware Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth. Delaware American Services Fund seeks to provide long-term capital growth. Delaware Research Fund seeks to provide long-term capital growth. Delaware Large Cap Growth Fund seeks to provide long-term capital growth.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

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         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

         Delaware Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Foundation Funds Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Foundation Funds Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Foundation Funds Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Fund seeks long-term capital appreciation by investing primarily in smaller non-U.S. companies.

          Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

Delaware Group Premium Fund, Inc. offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Growth and Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities.

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


Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. U.S. Growth Series seeks to maximize capital appreciation by investing in companies of all sizes which have low yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks

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

to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Montana personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

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

         Each of the summaries above is qualified in its entirety by the information contained in the Portfolio's prospectus(es).

                                     PART C

                                Other Information

Item 23. Exhibits

      (a)  Agreement and Declaration of Trust

           (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

           (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

      (b) By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

      (c)  Copies of all Instruments Defining the Rights of Holders

           (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Exhibit (a)(1) to Post-Effective Amendment No. 30 filed December 14, 1999.

           (2) By-Laws. Article II of the By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

      (d)  Investment Management Agreements

           (1) Form of Investment Management Agreement (December 1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Small-Cap Value Equity Portfolio, The Aggregate Fixed Income Portfolio, The Core Equity Portfolio, The Diversified Core Fixed Income Portfolio, The High-Yield Bond Portfolio, The Intermediate Fixed Income Portfolio, The Large-Cap Value Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Mid-Cap Value Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II and The Small-Cap Growth Equity Portfolio is incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

           (2) Form of Investment Management Agreement (December 1999) between the Registrant and Delaware International Advisers Ltd. on behalf of The Emerging Markets, The Global Equity, The Global Fixed Income, The International Equity, The International Fixed Income, The International Large-Cap Equity, The International Small-Cap and The Labor Select International Equity Portfolios is incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

           (3) Form of Investment Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of The Diversified Core Fixed Income Portfolio is incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

           (4) Form of Investment Sub-Advisory Agreement (December 1999) between Delaware International Advisers Ltd. and Delaware Management Company (a series of Delaware Management Business Trust) on behalf of The Global Equity Portfolio is incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

           (5) Form of Investment Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Lincoln Investment Management, Inc. on behalf of The Real Estate Investment Trust Portfolio is incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

           (6) Form of Investment Sub-Advisory Agreement (December 1999) between Delaware Management Company (a series of Delaware Management Business Trust) and Lincoln Investment Management, Inc. on behalf of The Real Estate Investment Trust Portfolio II is incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.

           (7) Form of Amendment (March 2000) to Exhibit A of the Investment Management Agreement (December 1999) between the Registrant and Delaware Management Company (adding The All-Cap Growth Equity Portfolio) is incorporated into this filing by reference to Post-Effective Amendment No. 31 filed December 23, 1999.

      (e)  (1) Distribution Agreements

               (i) Form of Distribution Agreements (April 1995) between Delaware Distributors, L.P. and the Registrant on behalf of The Defensive Equity (renamed The Large-Cap Value Equity), The Aggressive Growth (renamed The Mid-Cap Growth Equity), The International Equity, The Global Fixed Income, The Fixed Income (renamed The Intermediate Fixed Income) and The International Fixed Income Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 9 filed October 24, 1995.

               (ii) Form of Distribution Agreements (November 1995) between Delaware Distributors, L.P. and the Registrant on behalf of The Defensive Equity Small/Mid-Cap (renamed The Mid-Cap Value Equity), The High-Yield Bond, The Labor Select International Equity and The Real Estate Investment Trust Portfolios incorporated into this filing by reference to Post-Effective Amendment No. 9 filed October 24, 1995.

               (iii) Executed Distribution Agreement (April 14, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of The Emerging Markets Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

               (iv) Executed Distribution Agreement (October 14, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of The Global Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

               (v) Executed Distribution Agreement (October 14, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of The Real Estate Investment Trust Portfolio II incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

               (vi) Executed Amended and Restated Distribution Agreement (October 14, 1997) for The Real Estate Investment Trust Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

               (vii) Executed Distribution Agreement (December 24, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of The Aggregate Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

               (viii) Executed Distribution Agreement (December 24, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of The Diversified Core Fixed Income Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

               (ix) Form of Distribution Agreement (1998) between Delaware Distributors, L.P. and the Registrant on behalf of The Small-Cap Growth Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

               (x) Form of Distribution Agreement (1998) between Delaware Distributors, L.P. and the Registrant on behalf of The Growth and Income Portfolio (renamed the Core Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

               (xi) Form of Distribution Agreement (1998) between Delaware Distributors, L.P. and the Registrant on behalf of The Small-Cap Value Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

               (xii) Form of Distribution Agreement (1998) between Delaware Distributors, L.P. and the Registrant on behalf of The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio and The International Small-Cap Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 27 filed on April 15, 1999.

               (xiii) Form of Distribution Agreement (November 1999) between Delaware Distributors, L.P. and the Registrant on behalf of The International Large-Cap Equity Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 28 filed on September 1, 1999.

               (xiv) Form of Distribution Agreement (March 2000) between Delaware Distributors, L.P. and the Registrant on behalf of The All-Cap Growth Equity Portfolio is incorporated into this filing by reference to Post-Effective Amendment No. 31 filed December 23, 1999.

           (2) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

           (3) Dealer's Agreement. Dealer's Agreement (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

           (4) Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

      (f)  Bonus, Profit Sharing, Pension Contracts

           (1) Amended and Restated Profit Sharing Plan (November 17, 1994) incorporated into this filing by reference to Post-Effective Amendment No. 8 filed September 15, 1995.

           (2) Amendment to Profit Sharing Plan (December 21, 1995) incorporated into this filing by reference to Post-Effective Amendment No. 10 filed February 23, 1996.

      (g)  Custodian Agreements

           (1) Executed Custodian Agreement (1996) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

           (2) Form of Securities Lending Agreement (1996) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 12 filed August 23, 1996.

           (3) Amendment to Custodian Agreement (1997) between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

           (4) Letter (April 14, 1997) to add The Emerging Markets Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

           (5) Letter (October 14, 1997) to add The Global Equity Portfolio and The Real Estate Investment Trust Portfolio II to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

           (6) Letter (December 24, 1997) to add The Aggregate Fixed Income Portfolio and The Diversified Core Fixed Income Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

           (7) Form of letter to add The Small-Cap Growth Equity Portfolio and The Growth and Income Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

           (8) Form of letter to add The Large-Cap Value Equity Portfolio, The Aggressive Growth Portfolio (renamed The Mid-Cap Growth Equity Portfolio), The Intermediate Fixed Income Portfolio and The Small/Mid-Cap Value Equity Portfolio (renamed The Mid-Cap Value Equity Portfolio) to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

           (9) Executed letter to add The Balanced Portfolio, The Equity Income Portfolio, The Select Equity Portfolio and The International Small-Cap Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No 29 filed November 12, 1999.

           (10) Form of letter to add The International Large-Cap Equity Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank incorporated into this filing by reference to Post-Effective Amendment No. 28 filed on September 1, 1999.

           (11) Form of letter to add The All-Cap Growth Equity Portfolio to the Custodian Agreement between the Registrant and The Chase Manhattan Bank is incorporated into this filing by reference to Post-Effective Amendment No. 31 filed December 23, 1999.

      (h)  Other Material Contracts

           (1) Executed Fourth Amended and Restated Shareholders Services Agreement (April 1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 17 filed August 1, 1997.

           (2) Form of Fifth Amended and Restated Shareholders Services Agreement (October 1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

           (3) Form of Sixth Amended and Restated Shareholders Services Agreement (1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 21 filed December 23, 1997.

           (4) Form of Seventh Amended and Restated Shareholder Services Agreement (1998) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 22 filed June 17, 1998.

           (5) Form of Eighth Amended and Restated Shareholder Services Agreement (1999) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

           (6) Executed Ninth Amended and Restated Shareholder Services Agreement (1999) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 29 filed November 12, 1999.

           (7) Form of Tenth Amended and Restated Shareholder Services Agreement (November 1999) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio incorporated into this filing by reference to Post-Effective Amendment No. 28 filed on September 1, 1999.

           (8) Form of Eleventh Amended and Restated Shareholder Services Agreement (March 2000) between Delaware Service Company, Inc. and the Registrant on behalf of each Portfolio is incorporated into this filing by reference to Post-Effective Amendment No. 31 filed December 23, 1999.

           (9) Executed Delaware Group of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 16 filed May 23, 1997.

               (i) Form of Amendment No. 14 (March 1999) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 1, 1999.

               (ii) Form of Amendment No. 16 (June 1999) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 27 filed on April 15, 1999.

               (iii) Form of Amendment (November 1999) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 28 filed on September 1, 1999.

               (iv) Form of Amendment (March 2000) to Delaware Group of Funds Fund Accounting Agreement is incorporated into this filing by reference to Post-Effective Amendment No. 31 filed December 23, 1999.

      (i)  Legal Opinion. Attached as Exhibit.

      (j)  Consent of Auditors. Attached as Exhibit.

      (k)  Inapplicable.

      (l)  Inapplicable.

      (m)  Plan Under Rule 12b-1

           (1) Executed 12b-1 Plan for REIT Fund Class A incorporated into this filing by reference to Post-Effective Amendment No. 27 filed on April 15, 1999.

           (2) Executed 12b-1 Plan for REIT Fund Class B incorporated into this filing by reference to Post-Effective Amendment No. 27 filed on April 15, 1999.

           (3) Executed 12b-1 Plan for REIT Fund Class C incorporated into this filing by reference to Post-Effective Amendment No. 27 filed on April 15, 1999.

      (n)  Plan under Rule 18f-3

           (1) Form of Rule 18f-3 Plan incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

           (2) Amended Appendix A to Rule 18f-3 Plan incorporated into this filing by reference to Post-Effective Amendment No. 20 filed October 24, 1997.

      (o) Other: Trustees' Power of Attorney. Incorporated into this filing by reference to Post-Effective Amendment No. 22 to the Registration Statement for Delaware Group Global & International Funds filed November 22, 1999.

Item 24. Persons Controlled by or under Common Control with Registrant.  None.

Item 25. Indemnification. Article VI of By-Laws incorporated into this filing by reference to Exhibit (b) to Post-Effective Amendment No. 30 filed December 14, 1999.

Item 26. Business and Other Connections of Investment Adviser.

         (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Delaware Group Global Dividend and Income Fund, Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Investment Trust II, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

           The following persons serving as officers of the Manager have held the following positions during the past two years. The business address of each is 1818 Market Street, Philadelphia, PA 19103.


Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr.            Chief Executive Officer of Delaware Management Company (a series of Delaware
                                    Management Business Trust); President, Chief Executive Officer and Director of
                                    Delaware Management Holdings, Inc.; Chief Executive Officer and Director of DMH
                                    Corp.; Chief Executive Officer and Director of Delvoy, Inc.; Chief Executive Officer
                                    and Director of Delaware Management Company, Inc.; Chief Executive Officer and
                                    Trustee of Delaware Management Business Trust, Director of Delaware Service Company,
                                    Inc.; Director of Delaware Capital Management; Director of Retirement Financial
                                    Services, Inc.; Director of Delaware Distributors, Inc.; Chief Executive Officer and
                                    Director of Delaware International Holdings, Inc.; Chief Executive Officer of
                                    Delaware General Management
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                     President of Delaware Management Company (a series of Delaware Management Business
                                    Trust); President and Director of Delaware Management Company, Inc.; President,
                                    Chief Executive Officer and Director of Delaware Capital Management, Inc.; Chairman,
                                    President, Chief Executive Officer and Director of Delaware Service Company, Inc.;
                                    President, Chief Operating Officer, Chief Financial Officer and Director of Delaware
                                    International Holdings Ltd.; President, Chief Operating Officer and Director of
                                    Delaware General Management, Inc.; Chairman and Director of Delaware Management
                                    Trust Company; Chairman and Director of Retirement Financial Services, Inc.;
                                    Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                    Delaware Management Holdings, Inc.; Executive Vice President, Chief Operating
                                    Officer, Chief Financial Officer of Founders CBO Corporation; Executive Vice
                                    President, Chief Operating Officer, Chief Financial Officer of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust); Executive Vice President,
                                    Chief Operating Officer, Chief Financial Officer and Trustee/Director of DMH Corp.;
                                    Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                    Trustee/Director of Delaware Distributors, Inc.; Executive Vice President, Chief
                                    Operating Officer, Chief Financial Officer and Trustee/Director of Delaware
                                    Distributors, L.P.; Executive Vice President, Chief Operating Officer, Chief
                                    Financial Officer and Trustee/Director of Founders Holdings, Inc.; Executive Vice
                                    President, Chief Operating Officer, Chief Financial Officer and Trustee/Director of
                                    Delvoy, Inc.; Executive Vice President, Chief Operating Officer, Chief Financial
                                    Officer and Trustee/Director of Delaware Management Business Trust; Director of
                                    Delaware International Advisers Ltd.; President, Chief Executive Officer, Chief
                                    Financial Officer and Trustee/Director of each fund in the Delaware Investments family

                                    Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place,
                                    Newtown Square, PA
------------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                 Executive Vice President/Global Marketing and Client Services of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Executive Vice
                                    President/Global Marketing and Client Services of Delaware Investment Advisers (a
                                    series of Delaware Management Business Trust); Director of Delaware International
                                    Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (2)                Executive Vice President and Chief Investment Officer, DMC - Equity of Delaware
                                    Management Company (a series of Delaware Management Business Trust); Executive Vice
                                    President of Delaware Management Business Trust; President and Chief Investment
                                    Officer, DIA - Equity of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust); Executive Vice President of Delaware Capital Management,
                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                 Executive Vice President and General Counsel of Delaware Management Company (a
                                    series of Delaware Management Business Trust); Executive Vice President and General
                                    Counsel of Delaware Management Holdings, Inc.; Executive Vice President and General
                                    Counsel of Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust); Executive Vice President and General Counsel of Founders CBO Corporation;
                                    Executive Vice President/General Counsel and Director/Trustee of Delaware
                                    International Holdings Ltd.; Executive Vice President/General Counsel and
------------------------------------------------------------------------------------------------------------------------------------



Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
                                    Director/Trustee of Founders Holdings, Inc.; Executive Vice President/General
                                    Counsel and Director/Trustee of Delvoy, Inc.; Executive Vice President/General
                                    Counsel and Director/Trustee of DMH Corp.; Executive Vice President/General Counsel
                                    and Director/Trustee of Delaware Management Company, Inc.; Executive Vice
                                    President/General Counsel and Director/Trustee of Delaware Management Business
                                    Trust; Executive Vice President/General Counsel and Director/Trustee of Delaware
                                    Service Company, Inc.; Executive Vice President/General Counsel and Director/Trustee
                                    of Delaware Capital Management, Inc.; Executive Vice President/General Counsel and
                                    Director/Trustee of Retirement Financial Services, Inc.; Executive Vice
                                    President/General Counsel and Director/Trustee of Delaware Distributors, Inc.;
                                    Executive Vice President/General Counsel and Director/Trustee of Delaware
                                    Distributors, L.P.; Executive Vice President/General Counsel and Director/Trustee of
                                    Delaware Management Trust Company; Executive Vice President/General Counsel and
                                    Director/Trustee of Delaware General Management, Inc.; Director of Delaware
                                    International Advisers Ltd.; Director of HYPPCO Finance Company Ltd.; Executive Vice
                                    President and General Counsel of each fund in the Delaware Investments family

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson, PA;
                                    Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                    Bulltown Rd., Elverson, PA
------------------------------------------------------------------------------------------------------------------------------------
H. Thomas McMeekin (1)              Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware
                                    Management Company (a series of Delaware Management Business Trust); Executive Vice
                                    President/Chief Investment Officer, DIA-Fixed Income of Delaware Investment Advisers
                                    (a series of Delaware Management Business Trust); Executive Vice President and
                                    Director of Delaware Management Holdings, Inc.; Executive Vice President of Delaware
                                    Management Business Trust; Executive Vice President of Delaware Capital Management,
                                    Inc.; Executive Vice President and Chief Investment Officer, Fixed Income of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Richard G. Unruh                    Executive Vice President/Chief Investment Officer of Delaware Management Company (a
                                    series of Delaware Management Business Trust); Chief Executive Officer/Chief
                                    Investment Officer of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust); Executive Vice President and Director/Trustee of Delaware
                                    Management Business Trust; Executive Vice President of Delaware Management Holdings,
                                    Inc.; Executive Vice President of Delaware Capital Management, Inc.; Director of
                                    Delaware International Advisers Ltd.; Executive Vice President and Chief Investment
                                    Officer, Equity for each fund in the Delaware Investments family.

                                    Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                                    1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                                    Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA;
                                    Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                 Senior Vice President/Operations of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Senior Vice President/Operations of Delaware
                                    Service Company, Inc.; Senior Vice President/Operations of Retirement Financial
                                    Services, Inc.; Senior Vice President/Operations and Director of Delaware Management
                                    Trust Company.
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                   Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust); Senior Vice President/Investment Accounting
                                    of Delaware Service Company, Inc.; Senior Vice President/Investment Accounting of
------------------------------------------------------------------------------------------------------------------------------------



Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
                                    Delaware Capital Management, Inc.; Senior Vice President/Investment Accounting of
                                    Delaware Distributors, L.P.; Senior Vice President/Investment Accounting of Founders
                                    Holdings, Inc.; Senior Vice President and Treasurer/ Investment Accounting of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                    Senior Vice President/Manager of Investment Accounting of Delaware International
                                    Holdings, Inc.; Senior Vice President and Assistant Treasurer of Founders CBO
                                    Corporation; Senior Vice President and Treasurer of each fund in the Delaware
                                    Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                    Senior Vice President/Compliance Director of Delaware Management Company (a series of Delaware Management Business Trust); Senior Vice President/Compliance Director of
                                    Delaware Management Holdings, Inc.; Senior Vice President/Compliance Director of DMH
                                    Corp.; Senior Vice President/Compliance Director of Delvoy, Inc.; Senior Vice
                                    President/Compliance Director of Delaware Management Company, Inc.; Senior Vice
                                    President/Compliance Director of Delaware Management Business Trust; Senior Vice
                                    President/Compliance Director of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust); Senior Vice President/Compliance Director of Delaware
                                    Service Company, Inc.; Senior Vice President/Compliance Director of Delaware Capital
                                    Management, Inc.; Senior Vice President/Compliance Director of Retirement Financial
                                    Services, Inc.; Senior Vice President/Compliance Director and Assistant Secretary of
                                    Delaware Management Trust Company; Senior Vice President/Compliance Director of
                                    Delaware Distributors, Inc.; Senior Vice President/Compliance Director of Delaware
                                    Distributors, L.P.; Senior Vice President/Compliance Director of Delaware General
                                    Management, Inc.; Senior Vice President/Compliance Director of each fund in the
                                    Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                 Senior Vice President/Head of Equity Trading of Delaware Management Company (a
                                    series of Delaware Management Business Trust); Senior Vice President/Head of Equity
                                    Trading of Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust); Senior Vice President/Head of Equity Trading of Delaware Capital Management,
                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
John B. Fields                      Senior Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                    series of Delaware Management Business Trust); Trustee of Delaware Management
                                    Business Trust; Senior Vice President/Senior Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Senior Vice
                                    President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Senior Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                      Senior Vice President/Senior Portfolio Manager of Delaware Management Company (a
                                    series of Delaware Management Business Trust); Senior Vice President/Senior
                                    Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust); Senior Vice President/Senior Portfolio Manager of each fund in the
                                    Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                     Senior Vice President/Global Marketing and Client Services of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Senior Vice
                                    President/Global Marketing and Client Services of Delaware Investment Advisers (a
                                    series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                  Senior Vice President/Corporate Controller and Treasurer of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Senior Vice
                                    President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc.;
                                    Senior Vice President/Corporate Controller and Treasurer of DMH Corp.; Senior Vice
                                    President/Corporate Controller and Treasurer of Delaware Management Company, Inc.;
                                    Senior Vice President/Corporate Controller and Treasurer of Delaware Distributors,
                                    L.P.; Senior Vice President/Corporate Controller and Treasurer of Delaware
                                    Distributors, Inc.; Senior Vice President/Corporate Controller and Treasurer of
                                    Delaware Service Company, Inc.; Senior Vice President/Corporate Controller and
------------------------------------------------------------------------------------------------------------------------------------



Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
                                    Treasurer of Delaware Capital Management, Inc.; Senior Vice President/Corporate
                                    Controller and Treasurer of Delaware International Holdings Ltd.; Senior Vice
                                    President/Corporate Controller and Treasurer of Delvoy, Inc.; Senior Vice
                                    President/Corporate Controller and Treasurer of Founders Holdings, Inc.; Senior Vice
                                    President/Corporate Controller and Treasurer of Delaware Management Business Trust;
                                    Senior Vice President/Corporate Controller and Treasurer of Delaware General
                                    Management, Inc.; Executive Vice President/Chief Financial Officer/Treasurer of
                                    Delaware Management Trust Company; Chief Financial Officer of Retirement Financial
                                    Services, Inc.; Senior Vice President/Assistant Treasurer of Founders CBO
                                    Corporation; Senior Vice President/Corporate Controller of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust); Senior Vice
                                    President/Corporate Controller of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                 Senior Vice President/Human Resources of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Senior Vice President/Human Resources of
                                    Delaware Management Holdings, Inc.; Senior Vice President/Human Resources of DMH
                                    Corp.; Senior Vice President/Human Resources of Delvoy, Inc.; Senior Vice
                                    President/Human Resources of Delaware Management Company, Inc.; Senior Vice
                                    President/Human Resources of Delaware Management Business Trust; Senior Vice
                                    President/Human Resources of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust); Senior Vice President/Human Resources of Delaware
                                    Service Company, Inc.; Senior Vice President/Human Resources of Delaware Capital
                                    Management, Inc.; Senior Vice President/Human Resources of Delaware Retirement
                                    Financial Services, Inc.; Senior Vice President/Human Resources of Delaware
                                    Management Trust Company; Senior Vice President/Human Resources of Delaware
                                    Distributors, Inc.; Senior Vice President/Human Resources of Delaware Distributors,
                                    L.P.; Senior Vice President/Human Resources of Delaware General Management, Inc.;
                                    Senior Vice President/Human Resources of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                    Senior Vice President/Strategic Planning of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Senior Vice President/Strategic Planning of
                                    Delaware Management Holdings, Inc.; Senior Vice President/Strategic Planning of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                    Senior Vice President/Strategic Planning of Delaware Service Company, Inc.; Senior
                                    Vice President/Strategic Planning of Delaware Capital Management, Inc.; Senior Vice
                                    President/Strategic Planning of Retirement Financial Services, Inc.; Senior Vice
                                    President/Strategic Planning of Delaware Management Trust Company; Senior Vice
                                    President/Strategic Planning of Delaware Distributors, L.P.; Senior Vice
                                    President/Strategic Planning of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                 Senior Vice President, Secretary and Deputy General Counsel of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Senior Vice President,
                                    Secretary and Deputy General Counsel of Delaware Management Holdings, Inc.; Senior
                                    Vice President, Secretary and Deputy General Counsel of DMH Corp.; Senior Vice
                                    President, Secretary and Deputy General Counsel of Delvoy, Inc.; Senior Vice
                                    President, Secretary and Deputy General Counsel of Delaware Management Company,
                                    Inc.; Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                    Management Business Trust; Senior Vice President, Secretary and Deputy General
                                    Counsel of Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust); Senior Vice President, Secretary and Deputy General Counsel of Delaware
                                    Service Company, Inc.; Senior Vice President, Secretary and Deputy General Counsel
                                    of Delaware Capital Management, Inc.; Senior Vice President, Secretary and Deputy
                                    General Counsel of Retirement Financial Services, Inc.; Senior Vice President,
                                    Secretary and Deputy General Counsel of Delaware Distributors, Inc.; Senior Vice
------------------------------------------------------------------------------------------------------------------------------------



Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
                                    President, Secretary and Deputy General Counsel of Delaware Distributors, L.P.;
                                    Senior Vice President and Secretary of Delaware International Holdings Ltd.; Senior
                                    Vice President, Secretary and Deputy General Counsel of Founders Holdings, Inc.;
                                    Secretary of Founders CBO Corporation; Senior Vice President, Secretary and Deputy
                                    General Counsel of Delaware Management Trust Company; Senior Vice President,
                                    Secretary and Deputy General Counsel of Delaware General Management, Inc.; Senior
                                    Vice President, Assistant Secretary and Deputy General Counsel of each fund in the
                                    Delaware Investments family.

                                    General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia,
                                    PA.
------------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller                      Senior Vice President/Deputy General Counsel and Assistant Secretary of Delaware
                                    Management Company (a series of Delaware Management Business Trust); Senior Vice
                                    President/Deputy General Counsel and Assistant Secretary of Delaware Management
                                    Holdings, Inc.; Senior Vice President/Deputy General Counsel and Assistant Secretary
                                    of DMH Corp.; Senior Vice President/Deputy General Counsel and Assistant Secretary
                                    of Delvoy, Inc.; Senior Vice President/Deputy General Counsel and Assistant
                                    Secretary of Delaware Management Company, Inc.; Senior Vice President/Deputy General
                                    Counsel and Assistant Secretary of Delaware Management Business Trust; Senior Vice
                                    President/Deputy General Counsel and Assistant Secretary of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust); Senior Vice
                                    President/Deputy General Counsel and Assistant Secretary of Delaware Service
                                    Company, Inc.; Senior Vice President/Deputy General Counsel and Assistant Secretary
                                    of Delaware Capital Management, Inc.; Senior Vice President/Deputy General Counsel
                                    and Assistant Secretary of Retirement Financial Services, Inc.; Senior Vice
                                    President/Deputy General Counsel and Assistant Secretary of Delaware Distributors,
                                    Inc.; Senior Vice President/Deputy General Counsel and Assistant Secretary of
                                    Delaware Distributors, L.P.; Senior Vice President/Deputy General Counsel and
                                    Assistant Secretary of Founders Holdings, Inc.; Senior Vice President/Deputy General
                                    Counsel and Assistant Secretary of Delaware General Management, Inc.; Senior Vice
                                    President/Deputy General Counsel and Secretary of each fund in Delaware Investments.
------------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                        Senior Vice President/Global Marketing and Client Services of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Senior Vice
                                    President/Global Marketing and Client Services of Delaware Investment Advisers (a
                                    series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                    Senior Vice President, Chief Information Officer of Delaware Management Company (a
                                    series of Delaware Management Business Trust); Senior Vice President, Chief
                                    Information Officer of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust); Senior Vice President, Chief Information Officer of Delaware
                                    Service Company, Inc.; Senior Vice President, Chief Information Officer of Delaware
                                    Capital Management Company, Inc.; Senior Vice President, Chief Information Officer
                                    of Retirement Financial Services, Inc.; Senior Vice President, Chief Information
                                    Officer of Delaware Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                      Vice President/Equity Trader of Delaware Management Company (a series of Delaware
                                    Management Business Trust); Vice President/Equity Trader of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                Vice President/Equity Analyst of Delaware Management Company (a series of Delaware
                                    Management Business Trust); Vice President/Equity Analyst of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                    Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of Delaware Capital Management, Inc., Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------


Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                 Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.

                                    Trustee of New Castle County Pension Board since October 1992, Wilmington DE.
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                  Vice President/Trading Operations of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Trading Operations of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio               Vice President/Equity Trader of Delaware Management Company (a series of Delaware
                                    Management Business Trust); Vice President/Equity Trader of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                  Vice President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware
                                    Management Company (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager and Senior Municipal Bond Analyst of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust); Vice President/Portfolio
                                    Manager and Senior Municipal Bond Analyst of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza               Vice President/Client Services of Delaware Management Company (a series of Delaware
                                    Management Business Trust);Vice President/Client Services of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust); Vice President/Client
                                    Services of Delaware Distributors, Inc.; Vice President/Client Services of Delaware
                                    General Management, Inc.; Vice President/Client Services of each fund in the
                                    Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                  Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager for each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                    Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------


Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
George E. Deming                    Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                    Director of Delaware International Advisers Ltd; Vice President/Senior Portfolio
                                    Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
James P. Dokas                      Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Dugan                    Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Early                      Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                    Vice President/Taxation of Delaware Management Company (a series of Delaware
                                    Management Business Trust);Vice President/Taxation of Delaware Management Holdings,
                                    Inc.; Vice President/Taxation of DMH Corp.; Vice President/Taxation of Delvoy, Inc.;
                                    Vice President/Taxation of Delaware Management Company, Inc.; Vice
                                    President/Taxation of Delaware Management Business Trust; Vice President/Taxation of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust);Vice
                                    President/Taxation of Delaware Service Company, Inc.; Vice President/Taxation of
                                    Delaware Capital Management, Inc.; Vice President/Taxation of Retirement Financial
                                    Services, Inc.; Vice President/Taxation of Delaware Distributors, Inc.; Vice
                                    President/Taxation of Delaware Distributors, L.P.; Vice President/Taxation of
                                    Founders Holdings, Inc.; Vice President/Taxation of Founders CBO Corporation; Vice
                                    President/Taxation of Delaware General Management, Inc.; Vice President/Taxation of
                                    each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                     Vice President/Performance Analyst of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Performance Analyst of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                     Vice President/Equity Trader of Delaware Management Company (a series of Delaware
                                    Management Business Trust); Vice President/Equity Trader of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                    Vice President/Investment Accounting of Delaware Management Company (a series of
                                    Delaware Management Business Trust);Vice President/Investment Accounting of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Investment Accounting of Delaware Service Company, Inc.; Vice
                                    President/Investment Accounting of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Gariepy                   Vice President/Director of Corporate Communications of Delaware Management Company
                                    (a series of Delaware Management Business Trust); Vice President/Director of
                                    Corporate Communications of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                    Vice President/Equity Trading of Delaware Management Company (a series of Delaware
                                    Management Business Trust);Vice President/Equity Trading of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust).
------------------------------------------------------------------------------------------------------------------------------------


Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Andrea Giles                        Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                     Vice President/Business Manager - Equity of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Business Manager - Equity of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                         Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                     Vice President/Equity Analyst of Delaware Management Company (a series of Delaware
                                    Management Business Trust); Vice President/Equity Analyst of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Stuart N. Hosansky                  Vice President/Senior Credit Analyst of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Credit Analyst of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/ Senior Credit Analyst of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Howell                 Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Hynoski                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                        Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                    Vice President/Assistant Controller, Corporate Accounting of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Vice President/Assistant
                                    Controller, Corporate Accounting of Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                     Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                       Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                    Management Company (a series of Delaware Management Business Trust); Vice President,
                                    Assistant Secretary and Associate General Counsel of Delaware Investment Advisers (a
                                    series of Delaware Management Business Trust);Vice President, Assistant Secretary
                                    and Associate General Counsel of Delaware Service Company, Inc.; Vice President,
------------------------------------------------------------------------------------------------------------------------------------


Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
                                    Assistant Secretary and Associate General Counsel of Delaware Capital Management,
                                    Inc.; Vice President, Assistant Secretary and Associate General Counsel of
                                    Retirement Financial Services, Inc.; Vice President, Assistant Secretary and
                                    Associate General Counsel of Delaware Management Trust Company; Vice President,
                                    Assistant Secretary and Associate General Counsel of Delaware Distributors, L.P.;
                                    Vice President, Assistant Secretary and Associate General Counsel of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Michael D. Mabry                    Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                    Management Company (a series of Delaware Management Business Trust); Vice President,
                                    Assistant Secretary and Associate General Counsel of Delaware Management Holdings,
                                    Inc.; Vice President, Assistant Secretary and Associate General Counsel of Delvoy,
                                    Inc.; Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust);Vice President,
                                    Assistant Secretary and Associate General Counsel of Delaware Service Company, Inc.;
                                    Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                    Capital Management, Inc.; Vice President, Assistant Secretary and Associate General
                                    Counsel of Retirement Financial Services, Inc.; Vice President, Assistant Secretary
                                    and Associate General Counsel of Delaware Distributors, L.P.; Vice President,
                                    Assistant Secretary and Associate General Counsel of each fund in the Delaware
                                    Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Paul A. Matlack                     Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of Founders Holdings, Inc., President and
                                    Director of Founders CBO Corporation; Vice President/Senior Portfolio Manager of
                                    each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.            Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Francis X Morris                    Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Gerald T. Nichols                   Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of Founders Holdings, Inc., Treasurer, Assistant
                                    Secretary and Director of Founders CBO Corporation; Vice President/Senior Portfolio
                                    Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.               Vice President/Equity Analyst of Delaware Management Company (a series of Delaware
                                    Management Business Trust); Vice President/Equity Analyst of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust).
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                   Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                    Management Company (a series of Delaware Management Business Trust); Vice President,
                                    Assistant Secretary and Associate General Counsel of Delaware Management Holdings,
                                    Inc.; Vice President, Assistant Secretary and Associate General Counsel of Delvoy,
                                    Inc.; Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust);Vice President,
                                    Assistant Secretary and Associate General Counsel of Delaware Service Company, Inc.;
                                    Vice President, Assistant Secretary and Associate General Counsel of Delaware
                                    Capital Management, Inc.; Vice President, Assistant Secretary and Associate General
------------------------------------------------------------------------------------------------------------------------------------



Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
                                    Counsel of Retirement Financial Services, Inc.; Vice President, Assistant Secretary
                                    and Associate General Counsel of Delaware Distributors, L.P.; Vice President,
                                    Assistant Secretary and Associate General Counsel of each fund in the Delaware
                                    Investments family.
------------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                    Vice President/Investment Accounting of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Investment Accounting/Assistant
                                    Treasurer of Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust); Vice President/Investment Accounting of Delaware Service Company, Inc.; Vice
                                    President/Assistant Treasurer of each fund in the Delaware Investments family
------------------------------------------------------------------------------------------------------------------------------------
Donald G. Padilla                   Vice President/Assistant Controller/Assistant Treasurer of Delaware Management
                                    Company (a series of Delaware Management Business Trust); Vice President/Assistant
                                    Controller/Assistant Treasurer of DMH Corp.; Vice President/Assistant
                                    Controller/Assistant Treasurer of Delvoy, Inc.; Vice President/Assistant
                                    Controller/Assistant Treasurer of Delaware Management Company, Inc.; Vice
                                    President/Assistant Controller/Assistant Treasurer of Delaware Management Business
                                    Trust; Vice President/Assistant Controller/Assistant Treasurer of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Assistant Controller/Assistant Treasurer of Delaware Service Company,
                                    Inc.; Vice President/Assistant Controller/Assistant Treasurer of Delaware Capital
                                    Management, Inc.; Vice President/Assistant Controller/Assistant Treasurer of
                                    Retirement Financial Services, Inc.; Vice President/Assistant Controller/Assistant
                                    Treasurer of Delaware Management Trust Company; Vice President/Assistant
                                    Controller/Assistant Treasurer of Delaware Distributors, L.P.; Assistant Vice
                                    President/Assistant Controller of Delaware International Holdings Ltd.; Assistant
                                    Vice President/Assistant Controller of Founders Holdings, Inc.; Vice
                                    President/Assistant Controller/Assistant Treasurer of Delaware General Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Gary A. Reed                        Vice President/Senior Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Senior Portfolio Manager of
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Senior Portfolio Manager of Delaware Capital Management, Inc.; Vice
                                    President/Senior Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Richard Salus                       Vice President/Assistant Controller of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Assistant Controller of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Assistant Controller of Delaware Management Trust Company; Vice
                                    President/Assistant Controller of Delaware Management Business Trust; Vice
                                    President/Assistant Controller of Delaware Service Company, Inc.; Vice
                                    President/Assistant Controller of Delaware Capital Management, Inc.; Vice
                                    President/Assistant Controller of Retirement Financial Services, Inc.; Vice
                                    President/Assistant Controller of Delaware Distributors, L.P.; Vice
                                    President/Assistant Controller of Delaware Distributors, Inc.; Vice
                                    President/Assistant Controller of Delaware International Holdings Ltd.; Vice
                                    President/Assistant Controller of Delaware General Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                   Vice President/Assistant Controller/Manager Payroll of Delaware Management Company
                                    (a series of Delaware Management Business Trust); Vice President/Assistant
                                    Controller/Manager Payroll of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust)
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                  Vice President/Facilities and Administration Services of Delaware Management Company
                                    (a series of Delaware Management Business Trust);Vice President/Facilities and
                                    Administration Services of Delaware Investment Advisers (a series of Delaware
                                    Management Business Trust); Vice President/Facilities and Administration Services of
                                    Delaware Service Company, Inc.; Vice President/Facilities and Administration
                                    Services of Delaware Distributors, L.P.
------------------------------------------------------------------------------------------------------------------------------------


Name and Principal                  Positions and Offices with Delaware Management Company and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                   Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust); Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                       Vice President/Portfolio Manager of Delaware Management Company (a series of
                                    Delaware Management Business Trust);Vice President/Portfolio Manager of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust);Vice
                                    President/Portfolio Manager of each fund in the Delaware Investments family.
---------------------------------------------------------------------------------------------------------------------------

----------------
(1) PRESIDENT AND DIRECTOR, Lincoln Investment Management, Inc. 1987 to present. EXECUTIVE VICE PRESIDENT/CHIEF INVESTMENT OFFICER of Lincoln National Corporation 1992 to present.
(2) PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(3)  EQUITY TRADER, Mitchell Hutchins Asset Management prior to 1999.


     (b) Delaware International Advisers Ltd. ("Delaware International") serves as investment manager to The International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Equity Portfolio, The International Small-Cap Portfolio and The International Large-Cap Equity Portfolio. In addition, Delaware International serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Income Funds, Delaware Group Premium Fund, Delaware Group Global & International Funds and Delaware Group Global Dividend and Income
          Fund) and other institutional accounts.


     Information regarding the officers and directors of Delaware International and the positions they have held with the Registrant during the past two fiscal years is provided below.


Name and Principal                  Positions and Offices with Delaware International and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
**G Roger H. Kitson                 Vice Chairman and Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**David G. Tilles                   Managing Director and Chief Investment Officer of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Elizabeth A. Desmond              Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**John Emberson                     Finance Director/Company Secretary/Compliance Officer/Chief Operating Officer and
                                    Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Clive A. Gillmore                 Senior Portfolio Manager and Deputy Managing Director of Delaware International
                                    Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**John Kirk                         Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Nigel G. May                      Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Christopher A. Moth               Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------


Name and Principal                  Positions and Offices with Delaware International and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
**Hamish O. Parker                  Senior Portfolio Manager and Director of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Robert Akester                    Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Fiona Barwick                     Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Joanna Bates                      Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Joshua Brooks                     Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Gavin A. Hall                     Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Hywel Morgan                      Senior Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Richard J. Ginty                  Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**R. Emma Lewis                     Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
**Hugh A. Serjeant                  Portfolio Manager of Delaware International Advisers Ltd.
------------------------------------------------------------------------------------------------------------------------------------
*David K. Downes                    Director of Delaware International Advisers Ltd.; President of Delaware Management
                                    Company (a series of Delaware Management Business Trust); President and Director of
                                    Delaware Management Company, Inc.; President, Chief Executive Officer and Director
                                    of Delaware Capital Management, Inc.; Chairman, President, Chief Executive Officer
                                    and Director of Delaware Service Company, Inc.; President, Chief Operating Officer,
                                    Chief Financial Officer and Director of Delaware International Holdings Ltd.;
                                    President, Chief Operating Officer and Director of Delaware General Management,
                                    Inc.; Chairman and Director of Delaware Management Trust Company; Chairman and
                                    Director of Retirement Financial Services, Inc.; Executive Vice President, Chief
                                    Operating Officer, Chief Financial Officer of Delaware Management Holdings, Inc.;
                                    Executive Vice President, Chief Operating Officer, Chief Financial Officer of
                                    Founders CBO Corporation; Executive Vice President, Chief Operating Officer, Chief
                                    Financial Officer of Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust); Executive Vice President, Chief Operating Officer, Chief Financial
                                    Officer and Trustee/Director of DMH Corp.; Executive Vice President, Chief Operating
                                    Officer, Chief Financial Officer and Trustee/Director of Delaware Distributors,
                                    Inc.; Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                    Trustee/Director of Delaware Distributors, L.P.; Executive Vice President, Chief
                                    Operating Officer, Chief Financial Officer and Trustee/Director of Founders
                                    Holdings, Inc.; Executive Vice President, Chief Operating Officer, Chief Financial
                                    Officer and Trustee/Director of Delvoy, Inc.; Executive Vice President, Chief
                                    Operating Officer, Chief Financial Officer and Trustee/Director of Delaware
                                    Management Business Trust; President, Chief Executive Officer, Chief Financial
                                    Officer and Trustee/Director of each fund in the Delaware Investments family

                                    Chief Executive Officer and Director of Forewarn, Inc. since 1993, 8 Clayton Place,
                                    Newtown Square, PA
------------------------------------------------------------------------------------------------------------------------------------
*John C.E. Campbell                 Director of Delaware International Advisers Ltd.; Executive Vice President/Global
                                    Marketing and Client Services of Delaware Management Company (a series of Delaware
                                    Management Business Trust); Executive Vice President/Global Marketing and Client
                                    Services of Delaware Investment Advisers (a series of Delaware Management Business
                                    Trust)
------------------------------------------------------------------------------------------------------------------------------------
*George E. Deming                   Director of Delaware International Advisers Ltd.; Vice President/Senior Portfolio
                                    Manager of Delaware Management Company (a series of Delaware Management Business
                                    Trust); Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a
                                    series of Delaware Management Business Trust); Vice President/Senior Portfolio
                                    Manager of each fund in the Delaware Investments family.
------------------------------------------------------------------------------------------------------------------------------------



Name and Principal                  Positions and Offices with Delaware International and its affiliates and other
Business Address                    Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
*Richard J. Flannery                Director of Delaware International Advisers Ltd.; Executive Vice President and
                                    General Counsel of Delaware Management Company (a series of Delaware Management
                                    Business Trust); Executive Vice President and General Counsel of Delaware Management
                                    Holdings, Inc.; Executive Vice President and General Counsel of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust); Executive Vice President
                                    and General Counsel of Founders CBO Corporation; Executive Vice President/General
                                    Counsel and Director/Trustee of Delaware International Holdings Ltd.; Executive Vice
                                    President/General Counsel and Director/Trustee of Founders Holdings, Inc.; Executive
                                    Vice President/General Counsel and Director/Trustee of Delvoy, Inc.; Executive Vice
                                    President/General Counsel and Director/Trustee of DMH Corp.; Executive Vice
                                    President/General Counsel and Director/Trustee of Delaware Management Company, Inc.;
                                    Executive Vice President/General Counsel and Director/Trustee of Delaware Management
                                    Business Trust; Executive Vice President/General Counsel and Director/Trustee of
                                    Delaware Service Company, Inc.; Executive Vice President/General Counsel and
                                    Director/Trustee of Delaware Capital Management, Inc.; Executive Vice
                                    President/General Counsel and Director/Trustee of Retirement Financial Services,
                                    Inc.; Executive Vice President/General Counsel and Director/Trustee of Delaware
                                    Distributors, Inc.; Executive Vice President/General Counsel and Director/Trustee of
                                    Delaware Distributors, L.P.; Executive Vice President/General Counsel and
                                    Director/Trustee of Delaware Management Trust Company; Executive Vice
                                    President/General Counsel and Director/Trustee of Delaware General Management, Inc.;
                                    Director of HYPPCO Finance Company Ltd.; Executive Vice President and General
                                    Counsel of each fund in the Delaware Investments family

                                    Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson, PA;
                                    Director and Member of Executive Committee of Stonewall Links, Inc. since 1991,
                                    Bulltown Rd., Elverson, PA
------------------------------------------------------------------------------------------------------------------------------------
*Richard G. Unruh                   Director of Delaware International Advisers Ltd.; Executive Vice President/Chief
                                    Investment Officer of Delaware Management Company (a series of Delaware Management
                                    Business Trust); Chief Executive Officer/Chief Investment Officer of Delaware
                                    Investment Advisers (a series of Delaware Management Business Trust); Executive Vice
                                    President and Director/Trustee of Delaware Management Business Trust; Executive Vice
                                    President of Delaware Management Holdings, Inc.; Executive Vice President of
                                    Delaware Capital Management, Inc.; Executive Vice President and Chief Investment
                                    Officer, Equity for each fund in the Delaware Investments family.

                                    Board of Directors, Chairman of Finance Committee, Keystone Insurance Company since
                                    1989, 2040 Market Street, Philadelphia, PA; Board of Directors, Chairman of Finance
                                    Committee, AAA Mid Atlantic, Inc. since 1989, 2040 Market Street, Philadelphia, PA;
                                    Board of Directors, Metron, Inc. since 1995, 11911 Freedom Drive, Reston, VA
------------------------------------------------------------------------------------------------------------------------------------

 * Business address of each is 1818 Market Street, Philadelphia, PA 19103.
** Business address of each is Third Floor, 80 Cheapside, London, England EC2V
   6EE.

     (c) Lincoln Investment Management Company, Inc. serves as sub-adviser to The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II. Lincoln Investment Management Company, Inc. also serves as sub-adviser to Delaware Group Adviser Funds and Delaware Group Premium Fund, and investment manager to Lincoln National Convertible Securities Fund, Inc., Lincoln National Income Fund, Inc., Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc. and to other clients. Lincoln Investment Management Company, Inc. is registered with the Securities and Exchange Commission as an investment adviser and has acted as an investment adviser to investment companies for over 40 years.

     Information regarding the officers and directors of Lincoln Investment Management Company, Inc. and the positions they held during the past two years follows:


Name and Principal                  Positions and Offices with Lincoln Investment Management Company, Inc. and its
Business Address                    Affiliates and Other Positions and Offices Held
------------------------------------------------------------------------------------------------------------------------------------
***H. Thomas McMeekin               President & Director of Lincoln Investment Management, Inc.; Executive Vice
                                    President (previously Senior Vice President) and Chief Investment Officer of Lincoln
                                    National Corporation; and Director of The Lincoln National Life Insurance Company,
                                    Lincoln National Investments, Inc., Delaware Management Holdings, Inc., Lincoln
                                    National Investment Companies, Inc. and Vantage Global Advisors, Inc.

*Dennis A. Blume                    Vice President of Lincoln Investment Management, Inc.; and Director of Vantage
                                    Global Advisors, Inc

*Steven R. Brody                    Vice President and Director of Lincoln Investment Management, Inc.; Vice President
                                    of The Lincoln National Life Insurance Company

*David A. Berry                     Vice President of Lincoln Investment Management, Inc.

*Philip C. Byrde                    Vice President of Lincoln Investment Management, Inc.

*Patrick R. Chasey                  Vice President of Lincoln Investment Management, Inc.

*Janet C. Chrzan                    Vice President/Treasurer of Lincoln Investment Management, Inc., Lincoln National
                                    Corporation, LNC Equity Sales Corporation; Treasurer of Lincoln National
                                    Investments, Inc.

*David C. Fischer                   Vice President of Lincoln Investment Management, Inc.

Mark S. Forman                      Vice President of Lincoln Investment Management, Inc.

*Robert C. Franzino                 Vice President/Portfolio Manager of Lincoln Investment Management, Inc.

*Luc N. Girard                      Vice President and Actuary of Lincoln Investment Management, Inc.

*Walter M. Korinke                  Vice President of Lincoln Investment Management, Inc.

*James M. Keefer                    Vice President, General Counsel and Director of Lincoln Investment Management, Inc.

*Howard R. Lodge                    Vice President of Lincoln Investment Management, Inc.

*David J. Miller                    Vice President of Lincoln Investment Management, Inc.

*David C. Patch                     Vice President of Lincoln Investment Management, Inc.

*Regina N. Rohrbacher               Compliance Officer of Lincoln Investment Management, Inc.

*Cynthia A. Rose                    Corporate Secretary of Lincoln Investment Management, Inc. and Lincoln National Life
                                    Insurance Company.

*Jay M. Yentis                      Portfolio Manager/Second Vice President of Lincoln Investment Management, Inc.




  * Business address is 200 East Berry Street, Fort Wayne, IN 46802. ** Business address is 1300 S. Clinton Street, Fort Wayne, IN 46802.
*** Business address is 1818 Market Street, Philadelphia, PA 19103.

   Item 27.  Principal Underwriters.

               (a) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

               (b) Information with respect to each director, officer or partner of the principal underwriter:


Name and Principal Business                Positions and Offices with                 Positions and Offices with
Address*                                   Underwriter                                Registrant
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                General Partner                            None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers               Limited Partner                            None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.          Limited Partner                            None
------------------------------------------------------------------------------------------------------------------------------------
Bruce D. Barton                            President and Chief Executive              None
                                           Officer
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                            Executive Vice President/Chief             President/Chief Executive
                                           Operating Officer/Chief Financial          Officer/Chief Financial Officer
                                           Officer
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                        Executive Vice President/General           Executive Vice President/General
                                           Counsel                                    Counsel
------------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                          Senior Vice President/Retirement           None
                                           Operations
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                          Senior Vice President/Investment           Senior Vice President/Treasurer
                                           Accounting
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                           Senior Vice President/Compliance           Senior Vice President/Compliance
                                           Director                                   Director
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Brooks III                       Senior Vice President/Wholesaler           None
------------------------------------------------------------------------------------------------------------------------------------
Larry Carr                                 Senior Vice President/Variable             None
                                           Annuity Sales Manager
------------------------------------------------------------------------------------------------------------------------------------


Name and Principal Business                Positions and Offices with                 Positions and Offices with
Address*                                   Underwriter                                Registrant
------------------------------------------------------------------------------------------------------------------------------------
Terrence P. Cunningham                     Senior Vice President/National Sales       None
                                           Director, Financial Institutions
------------------------------------------------------------------------------------------------------------------------------------
Douglas R. Glennon                         Senior Vice President/Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Darryl S. Grayson                          Senior Vice President/Director,            None
                                           Internal Sales
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                         Senior Vice President/Treasurer/           Senior Vice President/Corporate
                                           Corporate Controller                       Controller
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                        Senior Vice President/Human                Senior Vice President/Human
                                           Resources                                  Resources
------------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                           Senior Vice President/Strategic            Senior Vice President/Strategic
                                           Planning                                   Planing
------------------------------------------------------------------------------------------------------------------------------------
Bradley L. Kolstoe                         Senior Vice President/Western              None
                                           Division Sales Manager, IPI Channel
------------------------------------------------------------------------------------------------------------------------------------
Stephen W. Long                            Senior Vice President/National Sales       None
                                           Director, Wirehouse/Regional
                                           Channel
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                        Senior Vice President/Deputy               Senior Vice President/Deputy
                                           General Counsel/Secretary                  General Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Mac McAulliffe                             Senior Vice President/Divisional           None
                                           Sales Manager
------------------------------------------------------------------------------------------------------------------------------------
J. Chris Meyer                             Senior Vice President/Director,            None
                                           Product Management
------------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller                             Senior Vice President/Deputy               Senior Vice President/Deputy
                                           General Counsel/Assistant Secretary        General Counsel/Secretary
------------------------------------------------------------------------------------------------------------------------------------
Patrick L. Murphy                          Senior Vice president/Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Nell                            Senior Vice President/National             None
                                           Retirement Sales
------------------------------------------------------------------------------------------------------------------------------------
Henry W. Orvin                             Senior Vice President/Eastern              None
                                           Division Sales Manager
------------------------------------------------------------------------------------------------------------------------------------
Christopher H. Price                       Senior Vice President/Insurance            None
                                           Products
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Sawyer                           Senior Vice President/Director,            None
                                           National Sales
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                           Senior Vice President/Chief                None
                                           Information Officer
------------------------------------------------------------------------------------------------------------------------------------
Steven Sorenson                            Senior Vice President/National Sales       None
                                           Director, Independent Planner
                                           Channel
------------------------------------------------------------------------------------------------------------------------------------




Name and Principal Business                Positions and Offices with                 Positions and Offices with
Address*                                   Underwriter                                Registrant
------------------------------------------------------------------------------------------------------------------------------------
Richard P. Allen                           Vice President/Wholesaler, Midwest         None
------------------------------------------------------------------------------------------------------------------------------------
David P. Anderson, Jr.                     Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey H. Arcy                            Vice President/Wholesaler, South           None
                                           East Region
------------------------------------------------------------------------------------------------------------------------------------
Patrick A. Bearss                          Vice President/Wholesaler - Midwest        None
------------------------------------------------------------------------------------------------------------------------------------
Larry Bridwell                             Vice President/Financial Institutions      None
                                           Wholesaler
------------------------------------------------------------------------------------------------------------------------------------
Terrance L. Bussard                        Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Daniel H. Carlson                          Vice President/Marketing Services          None
------------------------------------------------------------------------------------------------------------------------------------
William S. Carroll                         Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Matthew Coldren                            Vice President/National Accounts           None
------------------------------------------------------------------------------------------------------------------------------------
Patrick A Connelly                         Vice President/RIA Sales                   None
------------------------------------------------------------------------------------------------------------------------------------
Jessie V. Emery                            Vice President/Marketing                   None
                                           Communications
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                           Vice President/Taxation                    Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Foley                            Vice President/Marketing                   None
                                           Communications
------------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                         Vice President/Retirement Services         None
------------------------------------------------------------------------------------------------------------------------------------
Rhonda J. Guido                            Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Haimowitz                        Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Hecker                           Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
John R. Herron                             Vice President/Senior Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Steven N. Horton                           Vice President/Senior Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                           Vice President/Product Manager,            None
                                           Equities
------------------------------------------------------------------------------------------------------------------------------------
Thomas Intoccia                            Vice President/Independent Planner         None
                                           & Insurance Key Accounts
------------------------------------------------------------------------------------------------------------------------------------
Chirstopher L. Johnston                    Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Jordan                          Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Carolyn Kelly                              Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Koerner                         Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------




Name and Principal Business                Positions and Offices with                 Positions and Offices with
Address*                                   Underwriter                                Registrant
------------------------------------------------------------------------------------------------------------------------------------
Ellen M. Krott                             Vice President/Marketing                   None
------------------------------------------------------------------------------------------------------------------------------------
John Leboeuf                               Vice President/IPI Sales - East            None
------------------------------------------------------------------------------------------------------------------------------------
SooHee Lee                                 Vice President/Fixed Income &              None
                                           International Product Manager
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                              Vice President/Associate General           Vice President/Associate General
                                           Counsel/Assistant Secretary                Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
John R. Logan                              Vice President/Senior Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Michael D. Mabry                           Vice President/Associate General           Vice President/Associate General
                                           Counsel/Assistant Secretary                Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Theodore T. Malone                         Vice President/IPI Wholesaler              None
------------------------------------------------------------------------------------------------------------------------------------
Raymond G. McCarthy                        Vice President/National Accounts,          None
                                           IPI Channel
------------------------------------------------------------------------------------------------------------------------------------
Joanne C. McCranie                         Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Nathan W. Medin                            Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Scott L. Metzger                           Vice President/Business                    None
                                           Development
------------------------------------------------------------------------------------------------------------------------------------
Jamie L. Meyer                             Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Roger J. Miller                            Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Christopher W. Moore                       Vice President/Senior Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Andrew F. Morris                           Vice President/Senior Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Scott E. Naughton                          Vice President/Senior Regional             None
                                           Consultant
------------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                 Vice President/Wrap Product                None
                                           Manager
------------------------------------------------------------------------------------------------------------------------------------
Julie Nusbaum                              Vice President/Wholesaler, Financial       None
                                           Institutions
------------------------------------------------------------------------------------------------------------------------------------
Julie A. Nye                               Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. O'Brien                          Vice President/Insurance Products          None
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                          Vice President/Associate General           Vice President/Associate General
                                           Counsel/Assistant Secretary                Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Owczarek                         Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Donald G. Padilla                          Vice President/Assistant                   None
                                           Controller/Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------------------



Name and Principal Business                Positions and Offices with                 Positions and Offices with
Address*                                   Underwriter                                Registrant
------------------------------------------------------------------------------------------------------------------------------------
Otis S. Page                               Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Scott P. Passias                           Vice President/Associate Wholesaler        None
------------------------------------------------------------------------------------------------------------------------------------
Mary Ellen Pernice-Fadden                  Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Eric Preus                                 Vice President/Wrap Wholesaler             None
------------------------------------------------------------------------------------------------------------------------------------
Philip G. Rickards                         Vice President/Regional Consultant         None
------------------------------------------------------------------------------------------------------------------------------------
Laura E. Roman                             Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Rosso                            Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Terri Lynn Sabby                           Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                             Vice President/Assistant Controller        None
------------------------------------------------------------------------------------------------------------------------------------
Linda D. Shulz                             Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                          Vice President/Client Services             None
------------------------------------------------------------------------------------------------------------------------------------
Catherine A. Seklecki                      Vice President/Retirement Sales            None
------------------------------------------------------------------------------------------------------------------------------------
John C. Shalloe                            Vice President/Wrap Fee Wholesaler,        None
                                           Western Region
------------------------------------------------------------------------------------------------------------------------------------
Edward B. Sheridan                         Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Darren Smith                               Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Kimberly M. Spangler                       Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stansbury                        Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                         Vice President/Facilities and              None
                                           Administration Services
------------------------------------------------------------------------------------------------------------------------------------
Bryon Townsend                             Vice President/Variable Annuity            None
                                           Wholesaler
------------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander-Els                        Vice President/Retirement Plan             None
                                           Communications
------------------------------------------------------------------------------------------------------------------------------------
John A. Wells                              Vice President/Marketing                   None
                                           Technology
------------------------------------------------------------------------------------------------------------------------------------
Courtney S. West                           Vice President/Institutional Sales         None
------------------------------------------------------------------------------------------------------------------------------------
Andrew J. Whitaker                         Vice President/Wholesaler, Financial       None
                                           Institutions
------------------------------------------------------------------------------------------------------------------------------------
Scott Whitehouse                           Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Wesley Williams                            Vice President/Wholesaler                  None
------------------------------------------------------------------------------------------------------------------------------------
Theodore V. Wood                           Vice President/Technical Systems           None
                                           Officer
------------------------------------------------------------------------------------------------------------------------------------


---------------
* Business address of each is 1818 Market Street, Philadelphia, PA 19103.

     (c)  Inapplicable.


Item 28.  Location of Accounts and Records.

          All accounts and records are maintained in the Philadelphia office at 1818 Market Street, Philadelphia, PA 19103 or One Commerce Square, Philadelphia, PA 19103.

Item 29.  Management Services.  None.

Item 30.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 28th day of February 2000.

                                       DELAWARE POOLED TRUST

                                       By /s/David K. Downes
                                          ---------------------------
                                          David K. Downes
                                          President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



         Signature                                Title                                       Date
------------------------------     ------------------------------------                   ------------
/s/ David K. Downes                President/Chief Executive Officer/                  February 28, 2000
------------------------------     Chief Financial Officer (Principal
David K. Downes                    Executive Officer, Principal Financial
                                   Officer and Principal Accounting Officer)
                                   and Trustee


/s/ Wayne A. Stork          *      Trustee                                             February 28, 2000
------------------------------
Wayne A. Stork


/s/ Walter P. Babich        *      Trustee                                             February 28, 2000
------------------------------
Walter P. Babich


/s/ John H. Durham          *      Trustee                                             February 28, 2000
------------------------------
John H. Durham


/s/ Anthony D. Knerr        *      Trustee                                             February 28, 2000
------------------------------
Anthony D. Knerr


/s/ Ann R. Leven            *      Trustee                                             February 28, 2000
------------------------------
Ann R. Leven


/s/ Thomas F. Madison      *       Trustee                                             February 28, 2000
------------------------------
Thomas F. Madison


/s/ Charles E. Peck        *       Trustee                                             February 28, 2000
------------------------------
Charles E. Peck


/s/ Jan L. Yeomans         *       Trustee                                             February 28, 2000
------------------------------
Jan L. Yeomans


*By  /s/David K. Downes
     -----------------------------
     David K. Downes
     as Attorney-in-Fact for
     each of the persons indicated


                                INDEX TO EXHIBITS


Exhibit No.              Exhibit
-----------              --------

EX-99.I                  Legal Opinion

EX-99.J                  Consent of Auditors.